[CONFORMED COPY
                                                          WITH EXHIBITS D, E & G
                                                          CONFORMED AS EXECUTED]

                                CREDIT AGREEMENT


                                  dated as of


                                 June 21, 2000,


                                     among


                               Tekni-Plex, Inc.,


                          The Guarantors Party Hereto,


                           The Lenders Party Hereto,


                    The LC Issuing Banks Referred to Herein,


                                      and


                   Morgan Guaranty Trust Company of New York,
                                    as Agent


                        -------------------------------


                          J.P. Morgan Securities Inc.,
                                  as Arranger


                        -------------------------------


                                  $444,000,000

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
ARTICLE I     Definitions......................................................1

         SECTION 1.01.  Definitions............................................1
         SECTION 1.02.  Accounting Terms and Determinations...................27

ARTICLE II    The Credits.....................................................28

         SECTION 2.01.  Commitments to Lend...................................28
         SECTION 2.02.  Minimum Borrowing Amounts, etc.; Pro rata
                            Borrowings........................................30
         SECTION 2.03.  Method of Borrowing...................................30
         SECTION 2.04.  Maturity of Loans.....................................31
         SECTION 2.05.  Interest Rates........................................32
         SECTION 2.06.  Method of Electing Interest Rates.....................33
         SECTION 2.07.  Fees..................................................34
         SECTION 2.08.  Optional Termination or Reduction of Commitments......34
         SECTION 2.09.  Mandatory Reduction of Commitments....................34
         SECTION 2.10.  Mandatory Repayments..................................35
         SECTION 2.11.  Optional Prepayments..................................40
         SECTION 2.12.  General Provisions as to Payments.....................41
         SECTION 2.13.  Funding Losses........................................42
         SECTION 2.14.  Computation of Interest and Fees......................42
         SECTION 2.15.  Notes.................................................42
         SECTION 2.16.  Letters of Credit.....................................44

ARTICLE III   Conditions......................................................48

         SECTION 3.01.  Conditions Precedent to Initial Credit Events.........48
         SECTION 3.02.  Conditions Precedent to All Credit Events.............54

ARTICLE IV    Representations and Warranties..................................55

         SECTION 4.01.  Corporate Existence and Power.........................55
         SECTION 4.02.  Corporate and Governmental Authorization;
                            No Contravention..................................55
         SECTION 4.03.  Binding Effect........................................55
         SECTION 4.04.  Financial Information.................................55
         SECTION 4.05.  Litigation............................................56
         SECTION 4.06.  Compliance with ERISA.................................56
         SECTION 4.07.  Environmental Compliance..............................56
         SECTION 4.08.  Taxes.................................................57
         SECTION 4.09.  Subsidiaries..........................................58
         SECTION 4.10.  No Regulatory Restrictions on Borrowing...............58
         SECTION 4.11.  Full Disclosure.......................................58
         SECTION 4.12.  Representations of Guarantors.........................58


                                      (i)

         SECTION 4.13.  Intellectual Property.................................59
         SECTION 4.14.  Solvency..............................................59
         SECTION 4.15.  Labor Relations.......................................60
         SECTION 4.16.  Subordinated Notes; etc...............................60

ARTICLE V     Covenants.......................................................60

         SECTION 5.01.  Information...........................................60
         SECTION 5.02.  Payment of Obligations................................62
         SECTION 5.03.  Maintenance of Property; Insurance....................63
         SECTION 5.04.  Conduct of Business and Maintenance of Existence......63
         SECTION 5.05.  Compliance with Laws..................................64
         SECTION 5.06.  Inspection of Property, Books and Records.............64
         SECTION 5.07.  Mergers and Sales of Assets...........................64
         SECTION 5.08.  Use of Proceeds; Compliance with Margin Regulations...65
         SECTION 5.09.  Negative Pledge.......................................65
         SECTION 5.10.  Limitation on Debt....................................66
         SECTION 5.11.  Fixed Charge Coverage Ratio...........................68
         SECTION 5.12.  Leverage Ratio........................................69
         SECTION 5.13.  Minimum Consolidated EBITDA...........................70
         SECTION 5.14.  Restricted Payments...................................71
         SECTION 5.15.  Investments; Restricted Acquisitions..................71
         SECTION 5.16.  Transactions with Affiliates..........................75
         SECTION 5.17.  Limitation on Restrictions Affecting Subsidiaries.....75
         SECTION 5.18.  Limitation on Issuance of Capital Stock...............76
         SECTION 5.19.  Limitation on Voluntary Payments and Modifications
                            of Indebtedness...................................76
         SECTION 5.20.  Limitation on Fixed-Price Contracts...................77
         SECTION 5.21.  End of Fiscal Years; Fiscal Quarters..................77
         SECTION 5.22.  Further Assurances....................................77
         SECTION 5.23.  De Minimis Subsidiaries...............................79

ARTICLE VI    Defaults........................................................79

         SECTION 6.01.  Events of Defaults....................................79
         SECTION 6.02.  Notice of Default.....................................82

ARTICLE VII   The Agent.......................................................82

         SECTION 7.01.  Appointment and Authorization.........................82
         SECTION 7.02.  Agent and Affiliates..................................82
         SECTION 7.03.  Action by Agent.......................................82
         SECTION 7.04.  Consultation with Experts.............................83
         SECTION 7.05.  Liability of Agent....................................83
         SECTION 7.06.  Indemnification.......................................83
         SECTION 7.07.  Credit Decision.......................................83
         SECTION 7.08.  Successor Agent.......................................84


                                     (ii)

         SECTION 7.09.  Agent's Fee...........................................84

ARTICLE VIII  Change in Circumstances.........................................84

         SECTION 8.01.  Basis for Determining Interest Rate Inadequate
                            or Unfair.........................................84
         SECTION 8.02.  Illegality............................................85
         SECTION 8.03.  Increased Cost and Reduced Return.....................85
         SECTION 8.04.  Taxes.................................................86
         SECTION 8.05.  Base Rate Loans Substituted for Affected
                            Euro-Dollar Loans.................................89
         SECTION 8.06.  Replacement of Lender.................................89

ARTICLE IX    Guaranty........................................................90

         SECTION 9.01.  The Guaranty..........................................90
         SECTION 9.02.  Guaranty Unconditional................................90
         SECTION 9.03.  Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances..........................91
         SECTION 9.04.  Waiver by Each Guarantor..............................91
         SECTION 9.05.  Subrogation and Contribution..........................91
         SECTION 9.06.  Stay of Acceleration..................................92
         SECTION 9.07.  Limit of Liability....................................92
         SECTION 9.08.  Release upon Sale.....................................92
         SECTION 9.09.  Additional Guarantors.................................92

ARTICLE X     Miscellaneous...................................................92

         SECTION 10.01.  Notices..............................................92
         SECTION 10.02.  No Waivers...........................................93
         SECTION 10.03.  Expenses; Indemnification............................93
         SECTION 10.04.  Sharing of Payments..................................94
         SECTION 10.05.  Amendment or Waiver; etc.............................94
         SECTION 10.06.  Benefit of Agreement; Assignments; Participation.....95
         SECTION 10.07.  Governing Law; Submission to Jurisdiction............97
         SECTION 10.08.  Counterparts; Integration; Effectiveness;
                            Amendment and Restatement.........................97
         SECTION 10.09.  Confidentiality......................................98
         SECTION 10.10.  Waiver of Jury Trial.................................98
         SECTION 10.11.  Register.............................................98
         SECTION 10.12.  Survival.............................................99


                                     (iii)

Schedule 1 -- Commitments
Schedule 2 -- Debt to Remain Outstanding
Schedule 3 -- Subsidiaries
Schedule 4 -- Existing Liens
Schedule 5 -- Mortgaged Properties
Schedule 6 -- Insolvent Subsidiaries/Subsidiaries not in Good
                Standing
Exhibit A-1 -- Form of Tranche A Term Note
Exhibit A-2 -- Form of Tranche B Term Note
Exhibit A-3 -- Form of Revolving Note
Exhibit A-4 -- Form of Swingline Note
Exhibit B.  -- Opinion of Counsel for the Borrower
Exhibit C.  -- Assignment and Assumption Agreement
Exhibit D.  -- Form of Security Agreement
Exhibit E.  -- Form of Pledge Agreement
Exhibit F. -- Forms of Mortgage, Deed of Trust and Deed to Secure Debt Exhibit G. -- Form of Solvency Certificate


                                     (iv)

     CREDIT AGREEMENT, dated as of June 21, 2000, among TEKNI-PLEX, INC., the GUARANTORS party hereto, the LENDERS party hereto, the LC ISSUING BANKS referred to herein and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

     The parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions

     SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

     "Additional Debt Incurrence" means the incurrence of any Debt by the Borrower or any of its Subsidiaries (other than Debt which is permitted under Section 5.10).

     "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

     "Administrative Questionnaire" means, with respect to each Lender, an administrative questionnaire in the form prepared by the Agent, completed by such Lender and returned to the Agent (with a copy to the Borrower).

     "Affected Euro-Dollar Loan" shall have the meaning set forth in Section 2.10(h).

     "Affiliate" means with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided that for purposes of Section 5.16, an Affiliate of the Borrower shall include any Person that directly or indirectly owns more than 10% of any class of capital stock of the Borrower. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" means MGT in its capacity as agent for the Lenders hereunder, and its successors in such capacity appointed pursuant to Section 7.08.

     "Aggregate LC Exposure" means, at any time, the sum, without duplication, of (i) the aggregate Stated Amount of all Letters of Credit outstanding at such time and (ii) the aggregate unpaid amount of all LC Reimbursement Obligations at such time.

     "Agreement" means this Credit Agreement, as modified, supplemented or amended (including any amendment and restatement) from time to time.

     "Applicable Base Rate Margin" means a percentage per annum equal to (i) in the case of Tranche A Term Loans and Revolving Loans maintained as Base Rate Loans, 2.00%, less the then applicable Reduction Discount, if any, and (ii) in the case of Tranche B Term Loans maintained as Base Rate Loans, 2.50%, less the then applicable Reduction Discount, if any.

     "Applicable Commitment Fee Percentage" means 1/2 of 1% per annum less the then applicable Reduction Discount, if any.

     "Applicable Euro-Dollar Margin" means a percentage per annum equal to (i) in the case of Tranche A Term Loans and Revolving Loans maintained as Euro-Dollar Loans, 3.00%, less the then applicable Reduction Discount, if any, and (ii) in the case of Tranche B Term Loans maintained as Euro-Dollar Loans, 3.50%, less the then applicable Reduction Discount, if any.

     "Applicable Lending Office" means, with respect to any Lender, (i) in the case of its Base Rate Loans and its participations in Letters of Credit, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

     "Applicable Period" shall mean each period which shall commence on a date on which the financial statements are delivered pursuant to Section 5.01(a) or
(b) (or, in the case of any period commencing in the first Fiscal Quarter, the earlier of (x) delivery, no later than 45 days after the end of such Fiscal Quarter of either (A) unaudited versions of the financial statements required by Section 5.01(a) certified by the chief financial officer of the Borrower or
(B) a certificate, signed by the chief financial officer of the Borrower, setting forth in reasonable detail the calculation of the Leverage Ratio for such Fiscal Quarter and the other information required under Section 5.01(c) and (y) delivery of the financial statements pursuant to Section 5.01(a)), as the case may be, and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 5.01(a) or (b) (or, in the case of any period ending in the first Fiscal Quarter, the delivery of the financial statements or officer's certificate set forth in the immediately preceding parenthetical), as the case may be, and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 5.01(a) or (b), as the case may be; provided that for purposes of the definition of Reduction Discount, no Applicable Period shall commence on a date occurring prior to the date of delivery of financial statements pursuant to Section 5.01(b) in respect of the fiscal quarter ending the Friday closest to December 31, 2000; provided further, in the case the Applicable Period commences on the date set forth in clause (x) of the first parenthetical to this definition, (i) the Borrower's obligation to deliver the financial statements pursuant to Section 5.01(a) will not be affected and (ii) to the extent the financial statements delivered pursuant to Section 5.01(a) and the corresponding statements delivered pursuant to Section 5.01(d) would result in a Reduction Discount different from that established for such Fiscal Quarter, the Reduction Discount shall be retroactively adjusted to correspond to the financial statements delivered pursuant to Section 5.01(a).

     "Applicable Repayment Percentage" means (i) in respect of an Asset Sale or Additional Debt Incurrence, 100%, (ii) in respect of an Equity Issuance, 75% and (iii) in respect of Excess Cash Flow, 50% (provided that, if on the last day of any Excess Cash Flow Period (x) no Default then exists and (y) the Leverage Ratio is less than or equal to 4.00 to 1.00, then no mandatory repayment shall be required from Excess Cash Flow for such Excess Cash Flow Period).

     "Asset Sale" means any sale, lease (other than (i) operating leases existing on the Effective Date and (ii) such additional operating leases to the extent generating gross revenues not exceeding $2,500,000 in the aggregate for all such additional leases in any fiscal year of the Borrower) or other disposition (including any such transaction effected by way of merger or consolidation) by the Borrower or any of its Subsidiaries of any asset, including, without limitation, (x) any sale-leaseback transaction, whether or not involving a capital lease, and (y) any capital stock or other securities of another Person (but excluding the sale by such Person of its own capital stock), whether in a single transaction or a series of related transactions in which the Net Cash Proceeds therefrom are in excess of $500,000. Notwithstanding the foregoing, the following will not be deemed to be Asset
Sales: (i) dispositions of inventory, cash, Cash Equivalents and other cash management investments, (ii) dispositions to the Borrower or a Domestic Subsidiary of the Borrower and dispositions from a Foreign Subsidiary to a Foreign Subsidiary and (iii) any sale at fair market value of certain non-strategic assets identified to the Lenders prior to the Effective Date.

     "Assignment and Assumption Agreement" shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit C (appropriately completed).

     "Available Domestic JV Basket Amount" shall mean, on any date of determination, an amount equal to the sum of (i) $15,000,000 minus (ii) the aggregate amount of Investments made by the Borrower or any of its Domestic Subsidiaries (other than the respective Domestic Joint Venture) (net of Debt and, without duplication, Capitalized Lease Obligations assigned to, and assumed by, the respective Domestic Joint Venture in connection therewith), pursuant to Section 5.15(xi) after the Initial Borrowing Date, minus (iii) the aggregate amount of Debt or other obligations (whether absolute, accrued, contingent or otherwise and whether or not due) of any Domestic Joint Venture for which the Borrower or any of its Domestic Subsidiaries (other than the respective Domestic Joint Venture) is liable, minus (iv) all payments made by the Borrower or any of its Domestic Subsidiaries (other than the respective Domestic Joint Venture) in respect of Debt or other obligations of the respective Domestic Joint Venture after the Initial Borrowing Date, plus (v) the amount of any increase to the Available Domestic JV Basket Amount made after the Initial Borrowing Date in accordance with the provisions of Section 5.15(xi). In connection with the foregoing, it is understood that the acquisition of a Person which has ownership interests in one or more Domestic Joint Ventures, pursuant to a Permitted Acquisition effected in accordance with the relevant requirements of this Agreement shall not be deemed to constitute an Investment pursuant to Section 5.15(xi) and the Available Domestic JV Basket Amount shall not be reduced as a result of the payment of consideration owing to effect the Permitted Acquisition (although the Available Domestic JV Basket Amount would be affected to the extent preceding clauses (iii) or (iv) apply after the date of such Permitted Acquisition with respect to the Joint Venture so acquired or to the extent additional Investments are made in the respective Joint Venture pursuant to Section 5.15(xi)).

     "Available ECF Amount" shall initially mean zero, (x) and shall be increased on each Excess Cash Payment Date by the amount of Excess Cash Flow permitted to be retained by the Borrower with respect to the Excess Cash Flow Period then ended (y) and shall be reduced by (i) Dividends permitted to be paid pursuant to Section 5.14(z) and (ii) Permitted Acquisitions pursuant to Section 5.15(ix).

     "B Lenders" shall have the meaning provided in Section 2.10(i).

     "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as amended.

     "Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

     "Base Rate Borrowing" shall mean a Borrowing of Base Rate Loans.

     "Base Rate Loan" means each Loan which bears interest at the Base Rate as provided Section 2.05(a).

     "Borrower" means Tekni-Plex, Inc., a Delaware corporation, and its successors.

     "Borrowing" means a borrowing of one Type of Loan pursuant to a single Tranche by the Borrower from all Lenders having Commitments of the respective Tranche on a given date (or resulting from conversions on a given date), having in the case of Euro-Dollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Article VIII shall be considered part of the related Borrowing of Euro-Dollar Loans. A Borrowing is a "Base Rate Borrowing" if such Borrowing is comprised of Loans maintained as Base Rate Loans or a "Euro-Dollar Borrowing" if such Borrowing is comprised of Loans maintained as Euro-Dollar Loans.

     "Bridge Financing" shall have the meaning provided in Section
3.01(d)(vii).

     "Bridge Financing Documents" means any and all documents executed and delivered in connection with the Bridge Financing.

     "Business Day" means (i) for all purposes other than as covered by clause
(ii) below, any day excluding Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Euro-Dollar Loans, any day which is a Business Day described in clause (i) above and is also a day for trading by and between banks in U.S. dollar deposits in the interbank Euro-Dollar market.

     "Capital Expenditures" means, for any Person for any period, the additions to property, plant and equipment and other capital expenditures of such Person for such period, as the same are or would be set forth in a consolidated statement of cash flows of such Person for such period in accordance with GAAP.

     "Capital Stock" of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

     "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

     "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) Dollar denominated time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least "A" or the equivalent thereof from S&P or "A2" or the equivalent thereof from Moody's with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause
(ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than one year after the date of acquisition by such Person, (v) marketable direct obligations issued by the District of Columbia or any State of the United States or any political subdivision of any such State or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's, (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above and (vii) in the case of Investments by foreign Subsidiaries, other short-term investments in accordance with normal investment practices for cash management of a type analogous to the foregoing.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

     "Collateral" means all of the "Collateral" as defined in each of the Collateral Documents.

     "Collateral Account" means an account in the name and under the control of the Agent into which there shall be deposited from time to time amounts required to be delivered to the Agent pursuant to Section 2.10 or 6.01 of this Agreement.

     "Collateral Agent" shall mean the Agent acting as the collateral agent or secured party pursuant to the Collateral Documents.

     "Collateral Documents" means the Pledge Agreement, the Security Agreement, the Mortgages, any additional pledges, security agreements or mortgages delivered pursuant to the Loan Documents and any instruments of assignment or other instruments or agreements executed pursuant to the foregoing.

     "Commitment" means any of the commitments of any Lender, i.e., whether the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment or the Revolving Loan Commitment.

     "Commitment Fee" shall have the meaning set forth in Section 2.07(a).

     "Consolidated Capital Expenditures" means, for any period, the amount of Capital Expenditures made during such period by the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis.

     "Consolidated Cash Interest Expense" shall mean Consolidated Interest Expense excluding any non-cash interest expense for such period.

     "Consolidated Debt" means, at any date, the consolidated Debt of the Borrower and its Consolidated Subsidiaries as of such date.

     "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (i) Consolidated Interest Expense,
(ii) income tax expense and (iii) depreciation, amortization and other similar non-cash charges; provided that for purposes of calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any Test Period which includes one or more of the Fiscal Quarters ending December 31, 1999, March 31, 2000 and June 30, 2000, Consolidated EBITDA shall be increased by $6,300,000.

     "Consolidated Interest Expense" means, for any period, the interest expense of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, for such period.

     "Consolidated Net Income" means, for any period, the net income of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period, adjusted to exclude the effect of any extraordinary or other non-recurring gain (but not loss).

     "Consolidated Net Working Investment" means at any date (i) consolidated current assets of the Borrower and its Consolidated Subsidiaries (exclusive of cash and Cash Equivalents) minus (ii) the consolidated current liabilities of the Borrower and its Consolidated Subsidiaries (exclusive of Debt), all determined as of such date.

     "Consolidated Subsidiary" means, at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared in accordance with GAAP as of such date.

     "Control Group" means any member of the board of directors of the Borrower as of the Initial Borrowing Date, Tekni-Plex Partners LLC, MST/TP Partners, LLC, any Affiliate of or partner or member in any of the foregoing and any trust for the benefit of any of the foregoing and, in the case of any of the foregoing who is an individual Person, upon the death of such Person, heirs or testamentary legatees of such Person (including any Person receiving common stock of the Borrower upon a distribution by any of the foregoing limited liability companies, whether a member or designated by a member for purposes of estate or similar personal planning), or any group if the majority of the shares of common stock of the Borrower owned by such group are beneficially owned directly or indirectly by any or all of the foregoing and their Related Persons and Affiliates.

     "Credit Event" means the making of any Loan or the issuance of any Letter of Credit.

     "De Minimis Subsidiary" shall mean each Subsidiary of the Borrower existing on the Initial Borrowing Date to the extent that (i) it holds no capital stock of any other Subsidiary that is not a De Minimis Subsidiary, (ii) the fair market value of all assets held by such Subsidiary (including, without limitation, its Subsidiaries) is less than $500,000 and (iii) the net income for such Subsidiary and all of its Subsidiaries for the last 12 months then ended is less than $500,000.

     "Debt" of any Person means, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (v) all non-contingent obligations (and, for purposes of Sections 5.09 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and
(vii) all Guarantees by such Person of Debt of another Person.

     "Debt to be Refinanced" means, collectively, all Debt of the Borrower and its Subsidiaries (other than (i) the Debt described on Schedule 2 and (ii) Debt otherwise permitted pursuant to Section 5.10).

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Defaulting Lender" means any Lender with respect to which a Lender Default is in effect.

     "Derivatives Obligations" of any Person means all obligations of such Person in respect of any interest rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

     "Dividends" shall have the meaning set forth in Section 5.14.

     "Documents" means, collectively, (i) the Loan Documents, (ii) the Refinancing Documents, (iii) the Recapitalization Documents, (iv) the New Senior Subordinated Note Documents, (v) the Bridge Financing Documents (if any), (vi) the Existing 9 1/4% Senior Subordinated Notes Tender Offer Documents and the Existing 9 1/4% Senior Subordinated Notes Indenture and (vii) the Existing 11 1/4% Senior Subordinated Notes Tender Offer Documents and the Existing 11 1/4% Senior Subordinated Notes Indenture.

     "Dollars" and the sign "$" each means fully transferable lawful money of the United States.

     "Domestic Joint Venture" means any Joint Venture existing under the laws of the United States or any state thereof.

     "Domestic Lending Office" means, as to each Lender, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Lender may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent.

     "Domestic Subsidiary" means each Subsidiary of the Borrower that is organized under the laws of the United States or any state thereof.

     "Effective Date" shall have the meaning set forth in Section 10.08.

     "Eligible Transferee" shall mean and include a commercial bank, investment company, financial institution, any fund that invests in bank loans or any other "accredited investor" (as defined in Regulation D of the Securities Act).

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment or the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment, including (without limitation) ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

     "Environmental Liabilities" means all liabilities in connection with or relating to the business, assets presently or previously owned, leased or operated, activities (including, without limitation, off-site disposal) or operations of the Borrower and each Subsidiary, whether vested or unvested, contingent or fixed, actual or potential, known or unknown, which arise under or relate to matters covered by Environmental Laws.

     "Equity Investors" means, collectively, the Existing Shareholders and the New Shareholders.

     "Equity Issuance" means the issuance of any Capital Stock by the Borrower or any of its Subsidiaries (other than equity securities issued to the Borrower or any of its Subsidiaries by any other Subsidiary of the Borrower).

     "Equity Payment" means the payment by the Equity Investors of an aggregate amount of at least $100,000,000 in cash in exchange for direct or indirect common equity interests of the Borrower.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

     "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Code.

     "Euro-Dollar Borrowing" shall mean a Borrowing of Euro-Dollar Loans.

     "Euro-Dollar Lending Office" means, as to each Lender, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Lender as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

     "Euro-Dollar Loan" means each Loan which bears interest at a Euro-Dollar Rate as provided in Section 2.05(b).

     "Euro-Dollar Rate" means a rate of interest determined pursuant to Section 2.05(b) on the basis of a London Interbank Offered Rate.

     "Euro-Dollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents).

     "Events of Default" shall have the meaning set forth in Section 6.01.

     "Evergreen Letter of Credit" means a Letter of Credit that is automatically extended unless the relevant LC Issuing Bank gives notice to the beneficiary thereof stating that the expiration date of such Letter of Credit will not be extended.

     "Excess Cash Flow" means, for any period the excess (if any) of: (a) the sum of (i) Consolidated Net Income for such period plus (ii) to the extent deducted in determining Consolidated Net Income for such period, depreciation, amortization and other similar noncash charges plus (iii) any increase (or minus any decrease) during such period in deferred tax liabilities of the Borrower and its Consolidated Subsidiaries, taken as a whole, for such fiscal period, plus (iv) any decrease in Consolidated Net Working Investment between the beginning and the end of such period; minus (b) the sum of (i) an amount equal to Consolidated Capital Expenditures made during such period that are not financed with Debt (other than Loans) for such period, (ii) any increase in Consolidated Net Working Investment between the beginning and the end of such period, (iii) mandatory prepayments and repayments of long-term Debt of the Borrower and its Consolidated Subsidiaries (other than repayments of (x) Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such payments were (x) required as a result of a Scheduled Repayment under Section 2.10(b) or (c) or (y) made as a voluntary prepayment (but in the case of a voluntary repayment of Revolving Loans, only to the extent accompanied by a voluntary and permanent reduction to the Total Revolving Loan Commitment) and (y) Debt (other than the Loans) made with proceeds of other Debt or with proceeds of Asset Sales or equity issuances) during such period,
(iv) to the extent included in Consolidated Net Income for such period, the amount of any gain or disposition of an asset if such disposition constitutes an Asset Sale and (v) cash Dividends paid during such period on Qualified Preferred Stock (to the extent permitted by Section 5.14).

     "Excess Cash Flow Period" means, with respect to the repayment required on each Excess Cash Payment Date, (i) the period from and including the first day of the first fiscal quarter commencing after the Initial Borrowing Date to and including the last Business Day of the Borrower's Fiscal Year ending in June, 2001 and (ii) thereafter, the Fiscal Year ended immediately prior to such Excess Cash Payment Date.

     "Excess Cash Payment Date" means each date occurring 95 days after the last day of each Fiscal Year ended after the Initial Borrowing Date (commencing with the Fiscal Year ending on the last Friday closest to June 30, 2001).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Existing Credit Agreement" means the Credit Agreement, dated as of March 3, 1998, among the Borrower, the guarantors party thereto, the banks party thereto, the LC issuing banks party thereto and MGT, as agent, as in effect on the Initial Borrowing Date.

     "Existing 11 1/4% Senior Subordinated Notes" means the Borrower's 11 1/4% Senior Subordinated Notes due 2007, issued pursuant to the Existing 11 1/4% Senior Subordinated Note Indenture..

     "Existing 11 1/4% Senior Subordinated Notes Indenture" shall mean that certain Indenture, dated as of April 1, 1997, between the Borrower, Dolco Packaging Corp. and Marine Midland Bank, as trustee, as the same may be amended by the Existing 11 1/4% Senior Subordinated Notes Indenture Supplement, in each case as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof and hereof.

     "Existing 11 1/4% Senior Subordinated Notes Indenture Supplement" means the Supplemental Indenture to the Existing 11 1/4 % Senior Subordinated Notes Indenture in form and substance satisfactory to the Agent and entered into by the Borrower and the Trustee for the Existing 11 1/4 Senior Subordinated Notes in connection with the Existing 11 1/4 Senior Subordinated Notes Tender Offer/Consent Solicitation.

     "Existing 11 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation" shall have the meaning set forth in Section 3.01(d)(ix)).

     "Existing 11 1/4% Senior Subordinated Notes Tender Offer Documents" means the Existing 11 1/4 % Senior Subordinated Notes Indenture Supplement, and the Existing 11 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof and hereof.

     "Existing 11 1/4% Senior Subordinated Notes Tender Offer Repurchases" shall have the meaning set forth in Section 3.01(d)(ix).

     "Existing 9 1/4% Senior Subordinated Notes" means the Borrower's 9 1/4% Senior Subordinated Notes due 2008, issued pursuant to the existing 9 1/4% Senior Subordinated Notes Indenture.

     "Existing 9 1/4% Senior Subordinated Notes Indenture" shall mean that certain Indenture, dated as of March 1, 1998, between the Borrower, as issuer and Marine Midland Bank, as trustee, as the same may be amended by the Existing 9 1/4% Senior Subordinated Notes Indenture Supplement, in each case as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof and hereof.

     "Existing 9 1/4% Senior Subordinated Notes Indenture Supplement" means the Supplemental Indenture to the Existing 9 1/4% Senior Subordinated Notes Indenture in form and substance satisfactory to the Agent and entered into by the Borrower and the trustee for the

Existing 9 1/4% Senior Subordinated Notes in connection with the Existing 9 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation.

     "Existing 9 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation" shall have the meaning set forth in Section 3.01(d)(viii).

     "Existing 9 1/4% Senior Subordinated Notes Tender Offer Documents" means the Existing 9 1/4% Senior Subordinated Notes Indenture Supplement and the Existing 9 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof and hereof.

     "Existing 9 1/4% Senior Subordinated Notes Tender Offer Repurchases" shall have the meaning set forth in Section 3.01(d)(viii).

     "Existing Senior Subordinated Notes" shall mean (i) the Existing 9 1/4% Senior Subordinated Notes and (ii) the Existing 11 1/4% Senior Subordinated Notes.

     "Existing Shareholders" means certain existing direct and indirect shareholders of the Borrower (including the Management Investors) disclosed to the Agent.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day from three Federal funds brokers of recognized standing selected by the Agent.

     "Fiscal Quarter" means a fiscal quarter of the Borrower.

     "Fiscal Year" means a fiscal year of the Borrower.

     "Fixed Charge Coverage Ratio" means, for any period, the ratio of (i) the remainder of (A) Consolidated EBITDA for such period minus (B) Consolidated Capital Expenditures for such period to (ii) Consolidated Cash Interest Expense for such period.

     "Foreign Joint Venture" means any Joint Venture of the Borrower and/or its Subsidiaries other than a Domestic Joint Venture.

     "Foreign Subsidiary" means any Subsidiary of the Borrower and/or its Subsidiaries other than a Domestic Subsidiary.

     "Fronting Fee" shall have the meaning provided in Section 2.07(b).

     "GAAP" means generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Lenders.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), (ii) to reimburse a bank for amounts drawn under a letter of credit for the purpose of paying such Debt or (iii) entered into for the purpose of assuring in any other manner the holder of such Debt or other obligation of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term Guarantee used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of such Debt or other obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "Guaranteed Derivatives Agreement" shall have the meaning provided in the definition of "Guaranteed Obligations."

     "Guaranteed Obligations" shall mean all obligations of the Borrower (i) to each Lender Party for the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note issued by the Borrower to such Lender Party, and Loans made, under this Agreement and all LC Reimbursement Obligations with respect to Letters of Credit, together with all other amounts (including, without limitation, indemnities, fees and interest thereon) of the Borrower owing to such Lender Party now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Loan Document and (ii) to each Lender Party and each Affiliate of a Lender Party which enters into an agreement with respect to Derivatives Obligations with the Borrower which agreement is designated by the Borrower and such Lender Party as a "Guaranteed Derivatives Agreement," and the full and prompt payment when due (whether by acceleration or otherwise) of all obligations of the Borrower owing under any such Guaranteed Derivatives Agreement whether now in existence or hereafter arising.

     "Guarantor" means, subject to Section 9.08, each Subsidiary of the Borrower that has executed this Agreement as a guarantor.

     "Hazardous Substance" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

     "Indemnitee" has the meaning set forth in Section 10.03(b).

     "Information Memorandum" means the confidential descriptive memorandum dated June, 2000 furnished to the Lenders in connection with the transactions contemplated hereby.

     "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of Loans occurs hereunder.

     "Initial Directors" shall have the meaning set forth in Section 6.01(m).

     "Initial Public Offering" shall mean an initial registered public offering of the common stock of the Borrower.

     "Interest Period" means, with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in such notice; provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Business Day of a calendar month; and

                  (c) any Interest Period for a Borrowing under a Tranche which would otherwise end after the respective Maturity Date for such Tranche shall end on the respective Maturity Date for such Tranche.

     "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Guarantee, time deposit or otherwise (but not including any demand deposit).

     "Investor Purchase Agreement" means (i) the Investor Purchase Agreement, dated as of April 12, 2000, among Tekni-Plex Partners LLC, J.P. Morgan Capital Corporation, Weston Presidio Capital III L.P., WPC Entrepreneur Fund L.P., Tekni-Plex Management LLC, Dr. F. Patrick Smith, Arthur P. Witt and Kenneth W.R. Baker and for purposes of Section 4(d) of such agreement, the Borrower and
(ii) the Investor Purchase Agreement, dated as of June 21, 2000 among Tekni-Plex Partners LLC, BancBoston Capital, Inc., Private Equity Portfolio Fund II, LLC, Mellon Ventures II, L.P., GS Private Equity Partners II, L.P., GS Private Equity Partners II Offshore, L.P., GS Private Equity Partners II - Direct Investment Fund, L.P., The Travelers Insurance Company, The Travelers Indemnity Company, The Travelers Life and Annuity Company, Primerica Life Insurance Company, National City Venture Corporation, Great Lakes

Capital Investments II, LLC, Theodore H. Ashford, Massachusetts Mutual Life Insurance Company, Pantheon International Participations PLC, Teachers Insurance and Annuity Association of America Western Presidio Capital IV, L.P., WPC Entrepreneur II, L.P. and for purposes of Section 4(d) of such agreement, the Borrower.

     "Investors' Agreement" means the Investors' Agreement, dated as of June 21, 2000, among the Borrower, Tekni-Plex Partners LLC, MST/TP Partners LLC, Dr.
F. Patrick Smith, Michael F. Cronin and Tekni-Plex Management LLC.

     "Joint Venture" means any Person, other than an individual or a Wholly-Owned Subsidiary of the Borrower, in which the Borrower or a Subsidiary of the Borrower holds or acquires an ownership interest (whether by way of capital stock, partnership or limited liability company interest, or other evidence of ownership).

     "LC Fee" shall have the meaning provided in Section 2.07(b).

     "LC Indemnitees" has the meaning set forth in Section 2.16(k).

     "LC Issuing Bank" means MGT (and any other RL Lender which, at the Borrower's request, shall have agreed to issue Letters of Credit hereunder and confirmed such agreement in a notice to the Agent), each in its capacity as an LC Issuing Bank under the letter of credit facility described in Section 2.16.

     "LC Office" means, with respect to any LC Issuing Bank, the office at which it books any Letter of Credit issued by it.

     "LC Payment Date" has the meaning set forth in Section 2.16(g).

     "LC Reimbursement Due Date" has the meaning set forth in
Section 2.16(h).

     "LC Reimbursement Obligations" means, at any time, all obligations of the Borrower to reimburse the LC Issuing Banks for amounts paid by the LC Issuing Banks in respect of drawings under Letters of Credit, including any portion of any such obligations to which a RL Lender has become subrogated pursuant to
Section 2.16(i).

     "Lender" means each Person listed on Schedule 1 hereto, as well as any Person which becomes a Lender pursuant to Section 8.06 or 10.06(b).

     "Lender Default" shall mean (i) the refusal (which has not been retracted) or the failure of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.16(i) or (ii) a Lender having notified in writing the Borrower and/or the Agent that such Lender does not intend to comply with its obligations under Section 2.01 or 2.16.

     "Lender Parties" means the Lenders, the LC Issuing Banks and the Agent.

     "Letter of Credit" means a letter of credit issued hereunder by an LC Issuing Bank.

     "Leverage Ratio" means, at any time, the ratio of (i) (a) Consolidated Debt at such time less (b) cash and Cash Equivalents held by the Borrower and its Consolidated Subsidiaries at such time to (ii) Consolidated EBITDA for the then most recently ended Test Period. For purposes of determining Consolidated EBITDA at any time during the first four Fiscal Quarters ending after a Fiscal Quarter in which a Permitted Acquisition has been made, Consolidated EBITDA shall be increased for any Fiscal Quarter which began prior to such Permitted Acquisition by the amount of EBITDA which the Borrower (with the consent of the Agent, such consent not be unreasonably withheld or delayed) shall determine would have been attributable to the acquired assets for the Fiscal Quarter most recently ended on or prior to the date of such Permitted Acquisition; provided that for the Fiscal Quarter in which the Permitted Acquisition has occurred, such increase shall be prorated to reflect only the days during such Fiscal Quarter prior to the consummation of the Permitted Acquisition.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, security title or encumbrance of any kind, or any other type of preferential arrangement that has substantially the same practical effect as a security interest, in respect of such asset. For purposes hereof, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" means each Tranche A Term Loan, each Tranche B Term Loan, each Revolving Loan and each Swingline Loan.

     "Loan Documents" means this Agreement, the Notes and the Collateral Documents.

     "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Lenders in the London interbank market at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Lender to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     "MST/TP Partners LLC Agreement" means the Limited Liability Company Agreement of MST/TP Partners LLC, dated as of June 21, 2000 among MST Partners, L.P., MST Offshore Partners C.V., MST/TP Holding, Inc., Tekni-Plex Management LLC, Dr. F. Patrick Smith, Kenneth W.R. Baker, Arthur P. Witt and J. Andrew McWethy, Johnathan Abbey and Leslie Abbey.

     "Major Casualty Proceeds" means (i) the aggregate insurance proceeds received by the Borrower or any of its Subsidiaries in connection with one or more related events under any insurance policy maintained by the Borrower or any of its Subsidiaries covering losses with respect to tangible real or personal property or improvements or losses from business interruption or (ii) any award or other compensation with respect to any condemnation of property (or any transfer or disposition of property in lieu of condemnation) received by the Borrower or any of its Subsidiaries, provided that no insurance proceeds, award or other compensation set forth in preceding clauses (i) and (ii) shall be Major Casualty Proceeds unless the aggregate amount of such insurance proceeds, award or other compensation exceeds $2,500,000.

     "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

     "Management Investors" means Dr. F. Patrick Smith, Kenneth W.R. Baker and other members of management of the Borrower owning direct or indirect equity interests (including options to purchase equity interests) in the Borrower and its Subsidiaries immediately prior to giving effect to the Recapitalization.

     "Mandatory Borrowing" shall have the meaning set forth in Section 2.01(e).

     "Margin Regulations" shall mean Regulations T, U and X.

     "Margin Stock" shall have the meaning set forth in Regulation U.

     "Material Adverse Effect" means (i) any material adverse effect upon the business, property, assets, liabilities, financial condition, or prospects of the Borrower or of the Borrower and its Subsidiaries, taken as a whole; (ii) a material adverse effect on the ability of the Borrower or any other Person to consummate the transactions contemplated hereby to occur on the Initial Borrowing Date; (iii) a material adverse effect on the ability of the Borrower or any other Obligor to perform under this Agreement and the Notes and the other Loan Documents; or (iv) a material adverse effect on the rights and remedies of the Agent and the Lenders under this Agreement, the Notes or the other Loan Documents.

     "Material Debt" means Debt (except Debt outstanding hereunder) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $15,000,000.

     "Material Financial Obligations" means a principal or face amount of Debt (other than the Loans and LC Reimbursement Obligations) and/or payment or collateralization obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $15,000,000.

     "Maturity Date" shall mean, with respect to any Tranche of Loans, the Tranche A Maturity Date, the Tranche B Maturity Date or the Revolving Loan Maturity Date, as the case may be.

     "Maximum Swingline Amount" means $10,000,000.

     "MGT" means Morgan Guaranty Trust Company of New York in its individual capacity.

     "Minimum Borrowing Amount" means (i) for Base Rate Loans (other than Swingline Loans), $1,000,000, (ii) for Euro-Dollar Loans, $5,000,000 in the case of the initial Borrowing, and $2,500,000 thereafter and (iii) for Swingline Loans, $250,000.

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgage" means each mortgage, deed of trust, deed to secure debt, amendment to mortgage or amendment to deed of trust, substantially in the respective form included in Exhibit F hereto between each Obligor party thereto, as mortgagor or trustor, and the Agent, as mortgagee or beneficiary, entered into as of the Initial Borrowing Date and relating to the Borrower's and its Subsidiaries' facilities in the locations listed in Schedule 5 hereto, and any mortgage, deed of trust, deed to secure debt, amendment to mortgage or amendment to deed of trust entered into pursuant hereto after the Initial Borrowing Date, in each case as amended from time to time.

     "Multiemployer Plan" means, at any time, an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

     "Net Cash Proceeds" means, with respect to any Repayment Event, an amount equal to the gross cash proceeds received by the Borrower or any of its Domestic Subsidiaries from or in respect of such Repayment Event (including any cash proceeds, received as income or other proceeds, of any noncash proceeds of any Asset Sale, as and when received), less (x) any fees, costs and expenses reasonably incurred by such Person in respect of such Repayment Event and (y) in the case of an Asset Sale, (I) the amount of any Debt secured by a Lien on any asset disposed of in such Asset Sale and discharged from the proceeds thereof, (II) any incremental taxes actually paid or to be payable by such Person (as estimated by a senior financial or accounting officer of the Borrower, giving effect to the overall tax position of the Borrower) in respect of such Asset Sale and (III) amounts provided as a reserve, in accordance with GAAP, against any liabilities that are directly attributable to such Asset Sale, provided that, unless theretofore applied against actual liabilities giving rise to such reserve, such amounts shall be deemed Net Cash Proceeds upon the earlier to occur of (i) the date which is 365 days after receipt of such proceeds pursuant to such Asset Sale and (ii) the occurrence of an Event of Default.

     "New Senior Subordinated Note Documents" means the New Senior Subordinated Notes Indenture and the New Senior Subordinated Notes, as in effect on the Initial Borrowing Date (or, if such New Senior Subordinated Notes are not issued on the Initial Borrowing Date, in the form last delivered to the Agent and prior to the Initial Borrowing Date) and as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof and hereof.

     "New Senior Subordinated Notes" means the Borrower's 12 3/4% Senior Subordinated Notes due 2010, issued in accordance with the terms of the New Senior Subordinated Notes Indenture, including exchange notes issued pursuant to the terms of the New Senior Subordinated Notes Indenture.

     "New Senior Subordinated Notes Indenture" means that certain indenture, dated as of June 21, 2000, between the Borrower, as issuer, and HSBC Bank USA, as trustee, as in effect on the Initial Borrowing Date (or if the New Senior Subordinated Notes have not been issued on the Initial Borrowing Date, in the form delivered to the Agent on the Initial Borrowing Date) and as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof and hereof.

     "New Shareholders" means direct and indirect shareholders of the Borrower and disclosed to the Agent who were not direct or indirect shareholders of the Borrower prior to the Recapitalization.

     "Non-Defaulting Lender" means and includes each Lender other than a Defaulting Lender.

     "Note" means each Tranche A Term Note, each Tranche B Term Note, each Revolving Note, and the Swingline Note.

     "Notice of Borrowing" shall have the meaning set forth in Section 2.03.

     "Notice of Interest Rate Election" shall have the meaning set forth in
Section 2.06.

     "Obligations" shall mean all amounts owing to the Agent or any Lender by any Obligor pursuant to the terms of this Agreement or any other Loan Document.

     "Obligors" means the Borrower and the Guarantors, and "Obligor" means any of them.

     "Payment Office" shall mean the office of the Agent located at 60 Wall Street, New York, New York 10260 or such other office as the Agent may designate to the Borrower and the Lenders from time to time.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Permitted Acquisition" shall have the meaning set forth in Section
5.15(ix).

     "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means, at any time, an employee pension benefit plan
(other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained by, or contributed to by, any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained by, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

     "Pledge Agreement" means the pledge agreement substantially in the form of Exhibit E hereto between each Obligor party thereto and the Agent entered into as of the Closing Date, as amended from time to time.

     "Prime Rate" means the rate of interest publicly announced by MGT in New York City from time to time as its Prime Rate.

     "Qualified Additional Equity" means Qualified Preferred Stock and additional common equity of the Borrower to the extent such issuance does not result in a default pursuant to Section 6.01(m).

     "Qualified Preferred Stock" of any Person means any preferred stock of such Person other than preferred stock which, (x) requires any cash payment of Dividends (other than pursuant to provisions that expressly provide that no such payment can be made in violation of this Agreement) or (y) by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final maturity of the Obligations (other than pursuant to change of control provisions similar to those set forth herein, provided that such provisions expressly provide that no payment can be made on such stock in violation of this Agreement).

     "Quarterly Payment Date" means the last Business Day of each March, June, September and December occurring after the Initial Borrowing Date.

     "Recapitalization" means the transactions contemplated by the Recapitalization Documents.

     "Recapitalization Agreement" means the Recapitalization Agreement, dated as of April 12, 2000, among Tekni-Plex, Inc., Tekni-Plex Partners LLC, MST/TP Partners L.P., MST/TP Holding, Inc., MST Partners, L.P., MST Offshore Partners C.V., MST Management, L.P., MST Offshore Management N.V., Weston Presidio Capital III L.P., WPC Entrepreneur Fund L.P., SBIC Partners L.P., J.P. Morgan Capital Corporation, Tekni-Plex Management LLC, Dr. F. Patrick Smith, Kenneth W.R. Baker, Arthur P. Witt, and William L. Daugherty and for purposes of
Section 2.01(k) of such agreement, J. Andrew McWethy, Barry A. Solomon, Stephen
A. Tuttle for purposes of Section 2.01(n) of such agreement, J. Andrew McWethy for purposes of Section 3.01 of such agreement, Gregory J. Forrest, Barry A. Solomon, Stephen A. Tuttle,

Stephen R. Rusmisel and for purposes of Section 3.03(a)(iv) of such agreement,
J. Andrew McWethy, Barry A. Solomon and Stephen A. Tuttle.

     "Recapitalization Documents" means (i) the Recapitalization Agreement,
(ii) the Tekni-Plex Partners LLC Agreement, (iii) the Investor Purchase Agreement, (iv) the MST/TP Partners LLC Agreement, (v) the Investors' Agreement and (vi) any other document executed and delivered in connection with the Recapitalization.

     "Reduction Discount" shall mean initially zero, provided that during any Applicable Period the Reduction Discount shall be the respective percentage per annum with respect to Tranche A Term Loans, Revolving Loans, Tranche B Term Loans and Commitment Fees, respectively, as set forth below, but only if, as of the Test Date with respect to such Applicable Period, the Leverage Ratio for such percentage below is met:




                                      Tranche A Term Loans and     Tranche B
              Leverage Ratio              Revolving Loans          Term Loans    Commitment Fees
              --------------          -----------------------      ----------    ---------------

Less than or equal to 4.75:1.00 but            0.25%                  0.00%             0.00%
greater than  4.50:1.00
Less than or equal to 4.50:1.00 but            0.50%                  0.25%             0.00%
greater than 4.00:1.00
Less than or equal to 4.00:1.00 but            0.75%                  0.25%            0.125%
greater than 3.50:1.00
Less than or equal to 3.50:1.00 but            1.00%                  0.25%            0.125%
greater than 3.00:1.00
Less than or equal to 3.00:1.00                1.25%                  0.25%            0.125%


     "Reference Lenders" means the principal London offices of The Bank of Nova Scotia, LaSalle Bank National Association and MGT, and "Reference Lender" means any one of such Reference Lenders; provided that upon the resignation of any Reference Lender, the Agent and the Borrower shall designate a mutually satisfactory substitute Reference Lender.

     "Reference Period" shall have the meaning set forth in Section 5.15(ix) of this Agreement.

     "Refinancing" means and includes the refinancing and repayment in full of all amounts outstanding under, and the termination of all commitments and letters of credit in respect of, the Debt to be Refinanced.

     "Refinancing Documents" means all documents, instruments and agreements entered into in connection with the Refinancing.

     "Register" shall have the meaning set forth in Section 10.11.

     "Regulated Activity" means any generation, treatment, storage, recycling, transportation or disposal of any Hazardous Substance.

     "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Related Persons" of any Person means any other Person directly or indirectly owning (a) 5% or more of the outstanding common stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity in such Person) or (b) 5% or more of the combined voting power of the voting stock of such Person.

     "Release" means any discharge, emission or release, including a Release as defined in CERCLA at 42 U.S.C. Section 9601(22). The term "Released" has a corresponding meaning.

     "Repayment Event" means (i) any Asset Sale, (ii) any Additional Debt Incurrence or (iii) any Equity Issuance. The description of any transaction as falling within the above definition does not affect any limitation on such transaction imposed by Article 5 of this Agreement.

     "Replaced Lender" shall have the meaning set forth in Section 8.06.

     "Replacement Lender" shall have the meaning set forth in Section 8.06.

     "Required Lenders" means Non-Defaulting Lenders the sum of whose outstanding Term Loans and Revolving Loan Commitments (or, if after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans and RL Percentages of outstanding Swingline Loans and the Aggregate LC Exposure) represents an amount greater than 50% of the sum of (i) the total outstanding Term Loans of Non-Defaulting Lenders and (ii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Lenders (or, if after the Total Revolving Loan Commitment has been terminated, the then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate RL Percentages of all Non-Defaulting Lenders of the then total outstanding Swingline Loans and the Aggregate LC Exposure at such time).

     "Restricted Acquisition" means any acquisition, whether in a single transaction or series of related transactions, by the Borrower or any one or more Subsidiaries, or any combination thereof, of (i) all or a substantial part of the assets, all or any substantial part of a going business or division, of any Person, whether through purchase of assets or securities, by merger or otherwise, (ii) control of securities of an existing corporation or other Person having ordinary voting power (apart from rights accruing under special circumstances) to elect a majority of the board of directors of such corporation or other Person or (iii) control of a greater than 50% ownership interest in any existing partnership, joint venture or other Person.

     "Restricted Payment" means (i) any dividend or other distribution on any of the Borrower's or any Subsidiary's Capital Stock (except dividends or distributions payable solely in shares of its common stock or Qualified Preferred Stock or in options, warrants or other rights to acquire shares of its common stock or Qualified Preferred Stock or as permitted pursuant to the provisos contained in clause (ii) of this definition) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of any of the Borrower's or any Subsidiary's Capital Stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion); provided that payments in an aggregate amount not to exceed $15,000,000 in respect of (i) the repurchase, redemption or other acquisition or retirement of the Capital Stock of the Borrower or any Subsidiary from present or former employees or directors of the Borrower and its Subsidiaries, Tekni-Plex Partners LLC or MST/TP Partners LLC and (ii) dividends paid to Tekni-Plex Partners LLC or MST/TP Partners LLC all the proceeds of which are applied to repurchase, redeem or otherwise retire membership interests of Tekni-Plex Partners LLC and/or MST/TP Partners LLC held by members of Tekni-Plex Partners LLC or MST/TP Partners LLC, and their estates shall not be Restricted Payments provided further, that no more than $5,000,000, in the aggregate, may be used in respect of such repurchases and dividends in any fiscal year of the Borrower.

     "Retained Asset Sale Proceeds" shall have the meaning provided in Section 2.10(d).

     "Revolving Credit Period" means the period from and including the Initial Borrowing Date to but not including the Revolving Loan Maturity Date.

     "Revolving Loan" shall have the meaning provided in Section 2.01(c).

     "Revolving Loan Commitment" means, for each Lender, the amount set forth opposite such Lender's name in Schedule 1 directly below the column entitled "Revolving Loan Commitment," as the same may be (x) reduced from time to time pursuant to Sections 2.08, 2.09 and/or 6.01 and (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 8.06 or
Section 10.06(b).

     "Revolving Loan Maturity Date" means the sixth anniversary of the Initial Borrowing Date.

     "Revolving Note" shall have the meaning set forth in Section 2.15(a).

     "RL Lender" means, at any time, each Lender with a Revolving Loan Commitment or outstanding Revolving Loans at such time.

     "RL Percentage" means, at any time with respect to any RL Lender, the percentage obtained by dividing such RL Lender's Revolving Loan Commitment at such time by the Total Revolving Loan Commitment at such time, provided that if the RL Percentage of any RL Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the RL Percentages of each RL Lender shall be determined by dividing such RL Lender's Revolving Loan Commitment as in effect immediately prior to such termination by the Total Revolving Loan Commitment in effect immediately prior to such termination.

     "S&P" means Standard & Poor's Rating Services.

     "Scheduled Repayment" means each Tranche A Scheduled Repayment and each Tranche B Scheduled Repayment.

     "SEC" means the Securities and Exchange Commission or any successor thereto.

     "Secured Creditors" shall have the meaning assigned that term in the respective Collateral Documents.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Security Agreement" means the security agreement substantially in the form of Exhibit D hereto between each Obligor party thereto and the Agent entered into as of the Initial Borrowing Date, as amended from time to time.

     "Start Date" shall mean the first day of any Applicable Period.

     "Stated Amount" of each Letter of Credit means at any time the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

     "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) are at the time directly or indirectly owned by such Person. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

     "Supermajority Lenders" of any Tranche means those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50%" contained therein were changed to "66-2/3%."

     "Swingline Expiry Date" means the date which is five (5) Business Days prior to the Revolving Loan Maturity Date.

     "Swingline Lender" means MGT in its individual capacity.

     "Swingline Loan" shall have the meaning provided in Section 2.01(d).

     "Swingline Note" shall have the meaning set forth in Section 2.15(a).

     "Taxes" shall have the meaning set forth in Section 8.04(a).

     "Tekni-Plex Partners LLC Agreement" means the Amended and Restated Limited Liability Company Agreement of Tekni-Plex Partners LLC, dated as of June 21, 2000 among Tekni-Plex Management LLC, WPC Tekni-Plex Rollover LLC, Weston Presidio Capital III L.P., WPC Entrepreneur Fund L.P., Western Presidio Capital I.V. L.P., WPC Entrepreneur II, L.P., Forrest Binkley & Brown L.P., J.P. Morgan Capital Corporation, BancBoston Capital, Inc., Private Equity Portfolio Fund II, LLC, Mellon Ventures II, L.P., GS Private Equity Partners II, L.P., GS Private Equity Partners II Offshore, L.P., GS Private Equity Partners II - Direct Investment Fund, L.P., The Travelers Insurance Company, The Travelers Indemnity Company, The Travelers Life and Annuity Company, Primerica Life Insurance Company, National City Venture Corporation, Great Lakes Capital Investments II, LLC, Theodore H. Ashford, Massachusetts Mutual Life Insurance Company, Pantheon International Participations PLC, and Teachers Insurance Annuity Association of America, Dr. F. Patrick Smith, Kenneth W.R. Baker and Arthur P. Witt, .

     "Tender Offer/Consent Solicitations" means (i) the Existing 9 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation and (ii) the Existing 11 1/4 Senior Subordinated Notes Tender Offer/Consent Solicitation.

     "Term Loan" means each Tranche A Term Loan and each Tranche B Term Loan.

     "Term Loan Commitments" shall mean and include Tranche A Term Loan Commitments and Tranche B Term Loan Commitments.

     "Test Date" shall mean, with respect to any Applicable Period, the last day of the most recent Fiscal Quarter or Fiscal Year, as the case may be, ended immediately prior to the Start Date with respect to such Applicable Period.

     "Test Period" means the four consecutive Fiscal Quarters then last ended (taken as one accounting period).

     "Total Commitment" means the sum of the Total Term Loan Commitment and the Total Revolving Loan Commitment.

     "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the RL Lenders.

     "Total Term Loan Commitment" shall mean, at any time, the sum of the Tranche A Term Loan Commitment and Tranche B Term Loan Commitment.

     "Total Tranche A Term Loan Commitment" means the sum of the Tranche A Term Loan Commitments of each of the Lenders.

     "Total Tranche B Term Loan Commitment" means the sum of the Tranche B Term Loan Commitments of each of the Lenders.

     "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Revolving Loan Commitment then in effect minus (y) the sum of the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding plus the Aggregate LC Exposure at such time.

     "Tranche" means the respective facility and commitments utilized in making Loans hereunder, with these being four separate Tranches, i.e., Tranche A Term Loans, Tranche B Term Loans, Revolving Loans and Swingline Loans.

     "Tranche A Maturity Date" means the sixth anniversary of the Initial Borrowing Date.

     "Tranche A Scheduled Repayment" shall have the meaning set forth in
Section 2.10(b).

     "Tranche A Scheduled Repayment Date" shall have the meaning set forth in
Section 2.10(b).

     "Tranche A Term Loan" shall have the meaning provided in Section 2.01(a).

     "Tranche A Term Loan Commitment" means, for each Lender, the amount set forth opposite such Lender's name in Schedule 1 directly below the column entitled "Tranche A Term Loan Commitment," as the same may be (x) reduced from time to time pursuant to Sections 2.09 and/or 6.01 and (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section
8.06 or 10.06(b).

     "Tranche A Term Note" shall have the meaning set forth in Section 2.15(a).

     "Tranche B Maturity Date" means the eighth anniversary of the Initial Borrowing Date.

     "Tranche B Scheduled Repayment" shall have the meaning set forth in
Section 2.10(c).

     "Tranche B Scheduled Repayment Date" shall have the meaning set forth in
Section 2.10(c).

     "Tranche B Term Loan" shall have the meaning provided in Section 2.01(b).

     "Tranche B Term Loan Commitment" means, for each Lender, the amount set forth opposite such Lender's name on Schedule 1 directly below the column entitled "Tranche B Term Loan Commitment," as the same may be (x) reduced from time to time pursuant to Sections 2.09 and/or 6.01 and (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section
8.06 or 10.06(b).

     "Tranche B Term Note" shall have the meaning set forth in Section 2.15(a).

     "Transaction" means, collectively, (i) the issuance by the Borrower of the New Senior Subordinated Notes and/or the Bridge Financing, (ii) the consummation of the Refinancing, (iii) the consummation of the Tender Offer/Consent Solicitations, the making of the Existing 9 1/4% Senior Subordinated Notes Tender Offer Repurchases and the Existing 11 1/4% Senior Subordinated Notes Tender Offer Repurchases pursuant thereto, and the amendments to the Existing 9 1/4% Senior Subordinated Notes Indenture and the Existing 11 1/4% Senior Subordinated Notes Indenture as contemplated therein,
(iv) the Recapitalization and the incurrence of Loans on the Initial Borrowing Date and (v) the payment of fees and expenses owing in connection with the foregoing.

     "Transaction Date" shall have the meaning set forth in Section 5.15(ix) of this Agreement.

     "Type" means the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

     "United States" means the United States of America.

     "Unutilized Revolving Loan Commitment" means, with respect to any Lender, at any time, such Lender's Revolving Loan Commitment at such time less the sum of (x) the aggregate principal amount of all Revolving Loans made by such Lender then outstanding and (y) such Lender's RL Percentage of the Aggregate LC Exposure at such time.

     "Waivable Mandatory Repayment" shall have the meaning set forth in Section 2.10(i).

     "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose Capital Stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

     SECTION 1.02. Accounting Terms and Determinations. The definitions in
Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Borrower notifies the Agent that the Borrower wishes to amend any provision hereof to eliminate the effect of any change in GAAP (or if the Agent notifies the Borrower that the Required Lenders wish to amend any provision hereof for such purpose), then such provision shall be applied on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such provision is amended in a manner satisfactory to the Borrower and the Required Lenders.


                                   ARTICLE II

                                  The Credits

     SECTION 2.01. Commitments to Lend. (a) Subject to and upon the terms and conditions set forth herein, each Lender with a Tranche A Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan or term loans (each, a "Tranche A Term Loan" and, collectively, the "Tranche A Term Loans") to the Borrower, which Tranche A Term Loans (i) shall be denominated in Dollars, (ii) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Euro-Dollar Loans, provided that all Tranche A Term Loans comprising the same Borrowing of Tranche A Term Loans shall, unless otherwise specifically provided herein, consist of Tranche A Term Loans of the same Type and (iii) shall be made by each such Lender in that initial aggregate principal amount as is equal to the Tranche A Term Loan Commitment of such Lender on the Initial Borrowing Date (after giving effect to any termination thereof pursuant to Section 2.09(a), but prior to any reduction thereto pursuant to Section 2.09(b)). Once repaid, Tranche A Term Loans incurred hereunder may not be reborrowed.

     (b) Subject to and upon the terms and conditions set forth herein, each Lender with a Tranche B Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan or term loans (each, a "Tranche B Term Loan" and, collectively, the "Tranche B Term Loans") to the Borrower, which Tranche B Term Loans (i) shall be denominated in Dollars, (ii) shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Euro-Dollar Loans, provided that all Tranche B Term Loans comprising the same Borrowing of Tranche B Term Loans shall, unless otherwise specifically provided herein, consist of Tranche B Term Loans of the same Type and (iii) shall be made by each such Lender in that initial aggregate principal amount as is equal to the Tranche B Term Loan Commitment of such Lender on the Initial Borrowing Date (after giving effect to any termination thereof pursuant to Section 2.09(a), but prior to any reduction thereto pursuant to Section 2.09(c)). Once repaid, Tranche B Term Loans incurred hereunder may not be reborrowed.

     (c) Subject to and upon the terms and conditions set forth herein, each Lender with a Revolving Loan Commitment severally agrees, at any time and from time to time during the Revolving Credit Period, to make a revolving loan or revolving loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans (i) shall be denominated in Dollars, (ii) shall, at the option of the Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Euro-Dollar Loans, provided that all Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Revolving Loans of the same Type,
(iii) may be repaid and reborrowed in accordance with the provisions hereof and
(iv) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when combined with the sum of (I) the aggregate principal amount of all other then outstanding Revolving Loans made by such Lender and (II) the product of (A) such Lender's RL Percentage multiplied by
(B) the sum of (x) the Aggregate LC Exposure (exclusive of LC Reimbursement Obligations which are paid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and
(y) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Revolving Loan Commitment of such Lender at such time.

     (d) Subject to and upon the terms and conditions set forth herein, the Swingline Lender agrees to make at any time and from time to time after the Initial Borrowing Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans to the Borrower (each, a "Swingline Loan" and, collectively, the "Swingline Loans"), which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) shall be denominated in Dollars, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the Aggregate LC Exposure (exclusive of LC Reimbursement Obligations which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Swingline Loans) at such time, an amount equal to the Total Revolving Loan Commitment then in effect and (v) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. The Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists unless the Swingline Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Lenders' RL Percentage of the outstanding Swingline Loans. The Swingline Lender will not make a Swingline Loan after it has received written notice from the Borrower or the Required Lenders stating that a Default exists until such time as the Swingline Lender shall have received a written notice of (i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default from the Required Lenders.

     (e) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the RL Lenders that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (provided that each such notice shall be deemed to have been automatically given upon occurrence of a Default under Section 6.01(g) or (h) or upon the exercise of any remedies provided in the last paragraph of Section 6.01), in which case a Borrowing of Revolving

Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all RL Lenders pro rata based on each RL Lender's RL Percentage, and the proceeds thereof shall be applied directly to repay the Swingline Lender for such outstanding Swingline Loans. Each such Lender hereby irrevocably agrees to make Base Rate Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding
(i) that the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 3.02 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such Mandatory Borrowing and (v) any reduction in the Total Revolving Loan Commitment after any such Swingline Loans were made. In the event that a Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Borrower), each RL Lender (other than the Swingline Lender) hereby agrees that it shall forthwith purchase from the Swingline Lender (without recourse or warranty) such assignment of the outstanding Swingline Loans as shall be necessary to cause the RL Lenders to share in such Swingline Loans ratably based upon their respective RL Percentages, provided that all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the RL Lender purchasing same from and after such date of purchase.

     SECTION 2.02. Minimum Borrowing Amounts, etc.; Pro rata Borrowings. (a) The aggregate principal amount of each Borrowing of Loans under any Tranche shall not be less than the respective Minimum Borrowing Amount for such Tranche; provided that Mandatory Borrowings shall be made in amounts required by Section 2.01(e). More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than [15] Borrowings of Euro-Dollar Loans.

     (b) All Borrowings of Tranche A Term Loans, Tranche B Term Loans and Revolving Loans under this Agreement shall be incurred from the Lenders pro rata on the basis of their Tranche A Term Loan Commitments, Tranche B Term Loan Commitments or Revolving Loan Commitments, as the case may be. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

     SECTION 2.03. Method of Borrowing. (a) Whenever the Borrower desires to incur Loans hereunder (excluding Borrowings of Swingline Loans and Loans incurred pursuant to a Mandatory Borrowing) it shall give the Agent notice (a "Notice of Borrowing") no later than 11:00 A.M. (New York City time) on (x) the date of each Base Rate Borrowing and (y) the third Business Day before each Euro-Dollar Borrowing. Each such Notice of Borrowing shall be given by written communication (or telephonic communication promptly confirmed in writing) and shall specify:

          (i) the date of such Borrowing (which shall be a Business Day);

         (ii) the aggregate principal amount of the Loans to be incurred pursuant to such Borrowing;

        (iii) whether the Loans being incurred pursuant to such Borrowing shall constitute Tranche A Term Loans, Tranche B Term Loans or Revolving Loans;

         (iv) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate or a Euro-Dollar Rate; and

          (v) in the case of a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

     (b) Promptly after receiving a Notice of Borrowing, the Agent shall notify each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing of the contents thereof and of such Lender's ratable share of such Borrowing, and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

     (c) (i) Whenever the Borrower desires to incur Swingline Loans hereunder, it shall give the Swingline Lender, not later than 2:00 P.M. (New York City time) on the day such Swingline Loan is to be made, written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and shall specify in each case (x) the date of such Borrowing (which shall be a Business Day) and (y) the aggregate principal amount of the Swingline Loan to be made pursuant to such Borrowing.

     (ii) Mandatory Borrowings shall be made upon the notice specified in
Section 2.01(e), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in such
Section 2.01(e).

     (d) No later than 1:00 P.M. (New York City time) on the date of each Borrowing (or (x) in the case of Swingline Loans, no later than 2:00 P.M. (New York City time) on the date specified in Section 2.03(c)(i) or (y) in the case of Revolving Loans incurred pursuant to Mandatory Borrowings, no later than 12:00 Noon (New York City time) on the date specified in Section 2.01(e)), each Lender with a Commitment of the respective Tranche shall make available its ratable share of such Borrowing (or, in the case of Swingline Loans, the Swingline Lender will make available the full amount thereof), in Federal or other funds immediately available in New York City, to the Agent at its address specified in or pursuant to Section 10.01. Unless the Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Agent will make any funds so received from the Lenders available to the Borrower in Federal or other funds immediately available in New York City no later than 2:00 P.M. (or, in the case of Swingline Loans, 3:00 P.M.) (New York City time) on the date of such Borrowing by credit to an account of the Borrower at the Agent's aforesaid address or to such other account of the Borrower in New York City as may have been specified in the applicable Notice of Borrowing and as shall be reasonably acceptable to the Agent.

     (e) Unless the Agent shall have received notice from a Lender before the date of any Borrowing that such Lender will not make available to the Agent such Lender's share of such Borrowing, the Agent may assume that such Lender has made such share available to the Agent on the date of such Borrowing in accordance with subsection (d) of this Section, and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at
(i) if such amount is repaid by the Borrower, a rate per annum equal to the interest rate applicable thereto pursuant to Section 2.05 and (ii) if such amount is repaid by such Lender, the Federal Funds Rate. If such Lender shall repay to the Agent such corresponding amount, the Borrower shall not be required to repay such amount and the amount so repaid by such Lender shall constitute such Lender's Loan included in such Borrowing for purposes of this Agreement.

     SECTION 2.04. Maturity of Loans. Subject to earlier maturity pursuant to the terms of this Agreement, each Loan shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on
(x) in the case of Swingline Loans, the Swingline Expiry Date and (y) in the case of Term Loans and Revolving Loans, the respective Maturity Date.

     SECTION 2.05. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan into a Euro-Dollar Loan pursuant to Section 2.06, at a rate per annum equal to the sum of (x) the Applicable Base Rate Margin plus (y) the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Payment Date and, with respect to the principal amount of any Base Rate Loan converted to a Euro-Dollar Loan, on the date such amount is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Applicable Base Rate Margin for such day plus the Base Rate for such day.

     (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Euro-Dollar Loan into a Base Rate Loan pursuant to Section 2.06 or Article 8, as applicable, at a rate per annum equal to the sum of (x) the Applicable Euro-Dollar Margin plus (y) the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable (x) on the date of any conversion into a Base Rate Loan pursuant to Section 2.06 or Article 8, as applicable (on the amount so converted) and (y) for each Interest Period, on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

     (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Applicable Euro-Dollar Margin plus the Adjusted London Interbank

Offered Rate applicable to such Loan on the day before such payment was due and
(ii) the sum of 2% plus the Applicable Base Rate Margin plus the Base Rate for such day (or, if the circumstances described in clause (a) or (b) of Section
8.01 shall exist, at a rate per annum equal to the sum of 2% plus the Applicable Base Rate Margin plus the Base Rate for such day).

     (d) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall promptly notify the Borrower and the participating Lenders of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     (e) Each Reference Lender agrees to use its best efforts to furnish quotations to the Agent as contemplated by the definition of London Interbank Offered Rate. If any Reference Lender does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Lender or Lenders or, if none of such quotations is available on a timely basis, the provisions of
Section 8.01 shall apply.

     SECTION 2.06. Method of Electing Interest Rates. (a) The Loans included in each Borrowing shall bear interest initially at the rate applicable to Loans of the Type specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the interest rate option applicable to each Borrowing (subject to subsection (d) of this Section and the provisions of Article 8), as follows:

            (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Business Day, and

           (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section 2.13 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans.

     Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Agent no later than 11:00 A.M. (New York City time) on the third Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Borrowing; provided that (i) such portion shall be allocated ratably among the Loans comprising such Borrowing and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, shall each be at least equal to the Minimum Borrowing Amount applicable thereto. If no such notice is timely received before the end of an Interest Period for any Borrowing of Euro-Dollar Loans, the Borrower shall be deemed to have elected that such Borrowing of Euro-Dollar be converted to Base Rate Loans at the end of such then current Interest Period.

     (b) Each Notice of Interest Rate Election shall specify:

               (i) the Borrowing (or portion thereof) to which such notice applies;

              (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

             (iii) if the Loans comprising such Borrowing are to be converted, the new Type of Loans and, if the Loans resulting from such conversion are to be Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

              (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

     Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

     (c) Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Agent shall notify each Lender of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

     (d) The Borrower shall not be entitled to elect to convert any Loans to, or continue any Loans for an additional Interest Period as, Euro-Dollar Loans if (i) the aggregate principal amounts of any Borrowing of Euro-Dollar Loans created or continued as a result of such election would be less than the Minimum Borrowing Amount applicable thereto or (ii) a Default shall have occurred and be continuing when the Borrower delivers notice of such election to the Agent.

     SECTION 2.07. Fees. (a) The Borrower shall pay to the Agent, for the account of each RL Lender that is a Non-Defaulting Lender, a commitment fee (the "Commitment Fee") computed at the rate for each day equal to the Applicable Commitment Fee Percentage on the daily Unutilized Revolving Loan Commitment for such Lender. The Commitment Fee shall accrue from and including the Effective Date to but excluding the date on which the Total Revolving Loan Commitment terminates in its entirety.

     (b) The Borrower shall pay to the Agent, for the several account of each RL Lender that is a Non-Defaulting Lender ratably in proportion to their RL Percentages, a letter of credit fee (the "LC Fee") for each day computed at a rate per annum equal to the Applicable Margin for Revolving Loans maintained as Euro-Dollar Loans on the aggregate Stated Amounts under all Letters of Credit outstanding at the close of business on such day. The Borrower shall pay to each LC Issuing Bank a fronting fee (the "Fronting Fee") for each day of 0.25% per annum on the aggregate Stated Amounts under all Letters of Credit issued by such LC Issuing Bank and outstanding at the close of business on such day, and other reasonable and customary processing charges.

     (c) Fees accrued for the several accounts of the Lenders under this Section shall be payable quarterly in arrears on each Quarterly Payment Date and on the day on which the Total Revolving Loan Commitment terminates in its entirety.

     (d) The Borrower shall pay when due to the Agent, for its own account, such other fees as have been agreed to in writing by the Borrower and the Agent.

     SECTION 2.08. Optional Termination or Reduction of Commitments. (a) The Borrower may (without premium or penalty), upon at least three Business Days' notice to the Agent, terminate or partially reduce the Total Unutilized Revolving Loan Commitments, provided that (i) each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each RL Lender and (ii) any partial reduction to the Total Unutilized Revolving Loan Commitment pursuant to this Section 2.08 shall be in an amount of at least $5,000,000 and, if greater, in integral multiples of $1,000,000. Promptly after receiving a notice pursuant to this Section, the Agent shall notify each Lender of the contents thereof.

     SECTION 2.09. Mandatory Reduction of Commitments. (a) The Total Commitment (and the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on August 31, 2000 unless the Initial Borrowing Date shall have occurred on or prior to such date.

     (b) In addition to any other mandatory commitment reductions pursuant to this Section 2.09, the Total Tranche A Term Loan Commitment (and the Tranche A Term Loan Commitment of each Bank) shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of the Tranche A Term Loans on such date).

     (c) In addition to any other mandatory commitment reductions pursuant to this Section 2.09, the Total Tranche B Term Loan Commitment (and the Tranche B Term Loan Commitment of each Lender) shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of the Tranche B Term Loans on such date).

     (d) In addition to any other mandatory commitment reductions pursuant to this Section 2.09, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on the Revolving Loan Maturity Date.

     (e) In addition to any other mandatory commitment reductions pursuant to this Section 2.09, on each date after the Initial Borrowing Date upon which a mandatory prepayment of Term Loans pursuant to Section 2.10(d) through (f), inclusive, is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if Term Loans were then outstanding, the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans then outstanding.

     (f) Each reduction to the Total Tranche A Term Loan Commitment, the Total Tranche B Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section 2.09 (or pursuant to Section 2.10) shall be applied proportionately to reduce the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Lender with such a Commitment.

     SECTION 2.10. Mandatory Repayments. (a) On any day on which the sum of (i) the aggregate outstanding principal amount of the Revolving Loans and Swingline Loans (after giving effect to all other repayments thereof on such date) and
(ii) the Aggregate LC Exposure
exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall prepay on such date principal of Swingline Loans and to the extent no Swingline Loans are or remain outstanding, Revolving Loans, in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the Aggregate LC Exposure exceeds the Total Revolving Loan Commitment as then in effect, the Borrower agrees to pay to the Agent an amount in cash and/or Cash Equivalents equal to such excess (up to the amount of the Aggregate LC Exposure at such time) and the Agent shall hold such payment as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Agent, provided that if the Revolving Loan Commitments shall have been terminated, all other amounts payable hereunder shall have been paid in full and no Default shall have occurred and be continuing, the Agent shall from time to time upon the request of the Borrower return to the Borrower such portion of such amount as the Agent in its sole discretion determines is no longer needed to secure the Aggregate LC Exposure and related fees and expenses payable under this Agreement.

     (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 2.10, on each date set forth below, the Borrower shall be required to repay that principal amount of Tranche A Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 2.10(g) and 2.11, a "Tranche A Scheduled Repayment," and each such date, a "Tranche A Scheduled Repayment Date"):

Tranche A Scheduled Repayment Date                                  Amount
----------------------------------                                ----------
September 30, 2000                                                $1,250,000
December 31, 2000                                                 $1,250,000
March 31, 2001                                                    $1,250,000
June 30, 2001                                                     $1,250,000
September 30, 2001                                                $1,250,000
December 31, 2001                                                 $1,250,000
March 31, 2002                                                    $1,250,000
June 30, 2002                                                     $1,250,000
September 30, 2002                                                $2,500.000
December 31, 2002                                                 $2,500,000
March 31, 2003                                                    $2,500,000
June 30, 2003                                                     $2,500,000
September 30, 2003                                                $2,500,000
December 31, 2003                                                 $2,500,000
March 31, 2004                                                    $2,500,000
June 30, 2004                                                     $2,500,000
September 30, 2004                                                $8,750,000
December 31, 2004                                                 $8,750,000
March 31, 2005                                                    $8,750,000
June 30, 2005                                                     $8,750,000
September 30, 2005                                                $8,750,000
December 31, 2005                                                 $8,750,000

Tranche A Scheduled Repayment Date                                  Amount
----------------------------------                                ----------
March 31, 2006                                                    $8,750,000
Tranche A Maturity Date                                           $8,750,000

     (c) In addition to any other mandatory repayments pursuant to this Section 2.10, on each date set forth below, the Borrower shall be required to repay that principal amount of Tranche B Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 2.10(g) and 2.11, a "Tranche B Scheduled Repayment," and each such date, a "Tranche B Scheduled Repayment Date"):

Tranche B Scheduled Repayment Date                                   Amount
----------------------------------                                -----------
September 30, 2000                                                   $610,000
December 31, 2000                                                    $610,000
March 31, 2001                                                       $610,000
June 30, 2001                                                        $610,000
September 30, 2001                                                   $610,000
December 31, 2001                                                    $610,000
March 31, 2002                                                       $610,000
June 30, 2002                                                        $610,000
September 30, 2002                                                   $610,000
December 31, 2002                                                    $610,000
March 31, 2003                                                       $610,000
June 30, 2003                                                        $610,000
September 30, 2003                                                   $610,000
December 31, 2003                                                    $610,000
March 31, 2004                                                       $610,000
June 30, 2004                                                        $610,000
September 30, 2004                                                   $610,000
December 31, 2004                                                    $610,000
March 31, 2005                                                       $610,000
June 30, 2005                                                        $610,000
September 30, 2005                                                   $610,000
December 31, 2005                                                    $610,000
March 31, 2006                                                       $610,000
June 30, 2006                                                        $610,000
September 30, 2006                                                $28,670,000
December 31, 2006                                                 $28,670,000
March 31, 2007                                                    $28,670,000
June 30, 2007                                                     $28,670,000
September 30, 2007                                                $28,670,000
December 31, 2007                                                 $28,670,000
March 31, 2008                                                    $28,670,000
Tranche B Maturity Date                                           $28,670,000

     (d) In addition to any other mandatory repayments pursuant to this Section 2.10, on each date on or after the Effective Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any Repayment Event, an amount equal to the Applicable Repayment Percentage of the Net Cash Proceeds therefrom shall be applied as a mandatory repayment of principal of Term Loans in accordance with the requirements of Sections 2.10(g) and (h); provided that with respect to (i) the disposition of obsolete, unused or unnecessary equipment in the ordinary course of business and (ii) no more than $25,000,000 in the aggregate for any Fiscal Year and $50,000,000 in the aggregate during the term of this Agreement, in each case, of Net Cash Proceeds (other than sale proceeds held in reserve which thereafter become Net Sale Proceeds in accordance with clause (y)(III) of the definition of "Net Sale Proceeds") received in connection with any Asset Sale (other than pursuant to the immediately preceding clause (i)), the Net Cash Proceeds therefrom (such Net Cash Proceeds actually received and not used to make repayments described above, the "Retained Asset Sale Proceeds") shall not be required to be so applied on such date to the extent no Default then exists and the Borrower delivers a certificate to the Agent on or prior to such date stating that such Retained Asset Sale Proceeds shall be used (or contractually committed to be used) for reinvestment in other assets owned or to be owned by the Borrower or a Subsidiary of the Borrower within 360-days following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended) or to make Permitted Acquisitions in compliance with this Agreement; provided further, that if all or any portion of the Retained Asset Sale Proceeds not required to be so applied as provided in the preceding proviso are not so used or contractually committed to be so used within such 360-day period (or, to the extent contractually committed to be so used, such contract expires or terminates without such portion being so used), such remaining portion of the Net Cash Proceeds shall be applied on the last day of such 360-day period or, to the extent contractually committed to be used on the last day of such 360-day period, on any date thereafter upon which the respective contract expires or terminates without such portion being so used) as a mandatory repayment of principal of Term Loans as provided above in this Section 2.10(d) (without regard to the first proviso herein); provided further, that the proceeds of the Equity Payment and, so long as no Event of Default exists and is continuing at the time of such sale or the receipt of such proceeds, the sale of any Qualified Additional Equity shall be exempt from the repayment provisions of this Section 2.10(d) and, to the extent the New Senior Subordinated Notes were not issued on or prior to the Initial Borrowing Date, any required payment under this Section 2.10 with Net Cash Proceeds arising from the issuance of the New Senior Subordinated Notes shall be applied first to the redemption of the Bridge Financing, with such required payment of Term Loans under this Section 2.10 to be reduced by the amount of the proceeds of such issuance of the New Senior Subordinated Notes actually applied to refinance such bridge financing.

     (e) In addition to any other mandatory repayments pursuant to this Section 2.10, on each Excess Cash Payment Date, an amount equal to the Applicable Repayment Percentage of Excess Cash Flow for the most recent Excess Cash Flow Period ending prior to such Excess Cash Payment Date shall be applied as a mandatory repayment of principal of Term Loans in accordance with the requirements of Sections 2.10(g) and (h).

     (f) In addition to any other mandatory repayments pursuant to this Section 2.10, within 10 days following each date after the Effective Date on which the Borrower or any of its Subsidiaries receives any Major Casualty Proceeds, an amount equal to 100% of such Major Casualty Proceeds shall be applied as a mandatory repayment of principal of Term Loans in accordance with the requirements of Sections 2.10(g) and (h); provided that so long as no Default then exists, such Major Casualty Proceeds shall not be required to be so applied on such date to the extent the Borrower has delivered a certificate to the Agent stating that such Major Casualty Proceeds shall be expended or committed to be expended to replace or restore the asset or assets in respect of which such payment or award was made, or to acquire assets of a type permitted pursuant to Section 5.04, within 270 days following the date of receipt of such Major Casualty Proceeds. The Major Casualty Proceeds not required to be applied as a mandatory repayment of Term Loans as provided in the proviso to the preceding sentence shall be deposited with the Agent in the Collateral Account whereby such Major Casualty Proceeds shall be disbursed to the Borrower from time to time as needed to pay actual costs incurred by it in connection with the replacement or restoration of the respective assets, or to acquire assets of a type permitted pursuant to Section 5.04 (subject to reasonable certification requirements as may be established by the Agent), provided that at any time that a Default has occurred and is continuing, the Required Lenders may direct the Agent to apply any or all of such Major Casualty Proceeds then on deposit in the Collateral Account to the repayment of Term Loans as provided in this Section 2.10(f) (without regard to the first proviso herein), provided further, that if all or any portion of such Major Casualty Proceeds not required to be applied to the repayment of Term Loans pursuant to the proviso in the preceding sentence are not used or committed to be used within 270 days following the date on which the Borrower or such Subsidiary received such Major Casualty Proceeds, such remaining portion of the Major Casualty Proceeds shall be applied on the last day of such 270 day period as a mandatory repayment of principal of Term Loans as provided above in this
Section 2.10(f) (without regard to the proviso in the first sentence herein).

     (g) Subject to the provisions of Section 2.10(i), each amount required to be applied as a mandatory repayment of Term Loans pursuant to Sections 2.10(d) through (f), inclusive, shall be applied pro rata to each Tranche of Term Loans based upon the then remaining principal amounts of the respective Tranches (with each Tranche of Term Loans to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage) the numerator of which is the then outstanding principal amount of such Tranche of Term Loans and the denominator of which is equal to the then outstanding principal amount of all Term Loans); provided that if the amount of the Net Cash Proceeds in respect of any Repayment Event is less than $5,000,000, such repayment shall be made upon receipt of proceeds such that, together with all other such amounts not previously applied, the amount of such Net Cash Proceeds is equal to at least $5,000,000. The amount of each repayment of Tranche A Term Loans and Tranche B Term Loans as required by this Section 2.10(g) shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche pro rata based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche, after giving effect to all prior reductions thereto.

     (h) With respect to each repayment of Loans pursuant to Sections 2.10(d) through 2.10(f), inclusive, the Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Euro-Dollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, provided that: (i) repayments of Euro-Dollar Loans pursuant to this Section 2.10 may only be made on the last day of an Interest Period applicable thereto unless all Euro-Dollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Euro-Dollar Loans made pursuant to a single Borrowing shall reduce the outstanding Euro-Dollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans comprising a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.13. Notwithstanding the foregoing provisions of this
Section 2.10, if at any time the mandatory repayment of Term Loans pursuant to Sections 2.10(d) through (f) above would result, after giving effect to the procedures set forth above, in the Borrower incurring breakage costs under
Section 2.13 as a result of Euro-Dollar Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Euro-Dollar Loans"), then the Borrower may, in its sole discretion and so long as no Default then exists, initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Euro-Dollar Loans with the Agent (which deposit must be equal in amount to the amount of Affected Euro-Dollar Loans not immediately prepaid) to be held as security for the obligations of the Borrower hereunder in the Collateral Account, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Term Loans that are Euro-Dollar Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Term Loans equal to the Affected Euro-Dollar Loans not initially repaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Lenders whose Term Loans would otherwise have been immediately repaid with the amounts deposited and upon the taking of any action by the Agent or the Lenders pursuant to the remedial provisions of Section 6.01, any amounts held as cash collateral pursuant to this Section 2.10(h) shall, subject to the requirements of applicable law, be immediately applied to such respective Tranches of Term Loans.

     (i) Notwithstanding anything to the contrary contained in this Section
2.10 or elsewhere in this Agreement, at any time that Tranche A Term Loans are outstanding, Lenders with outstanding Tranche B Term Loans ("B Lenders") shall have the option to waive a mandatory repayment of such Loans pursuant to Sections 2.10(d) through 2.10(f), inclusive (each such repayment, a "Waivable Mandatory Repayment"), upon the terms and provisions set forth in this Section 2.10(i). Upon the occurrence of a Waivable Mandatory Repayment, the Agent shall provide to the B Lenders prompt written notice of such Waivable Mandatory Repayment (indicating in such notice the amount of such repayment to be applied to each such Lender's outstanding Tranche B Term Loans). In the event any such B Lender desires to waive such Lender's right to receive any such Waivable Mandatory Repayment in whole or in part, such Lender shall so advise the Agent no later than the close of business two Business Days after the date of such notice from the Agent, which notice from such B Lender shall also include the amount such Lender desires to receive in respect of such repayment. If any Lender does not reply to the Agent within the two Business Days, it will be deemed not to have waived any part of such repayment. If any Lender does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Lender waives all or part of such right to receive any such Waivable Mandatory Repayment, the Agent shall apply 100% of the amount so waived by such Lender to repayment of the Tranche A Term Loans in accordance with Section 2.10(g).

     SECTION 2.11. Optional Prepayments. (a) The Borrower shall have the right to prepay the Loans made to it, in whole or in part, without premium or penalty, at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Agent written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay such Loans, whether such Loans are Term Loans, Revolving Loans or Swingline Loans, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Euro-Dollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice shall be given by the Borrower prior to 11:00 A.M. (New York City time) (x) on the date of such prepayment in the case of Term Loans or Revolving Loans maintained as Base Rate Loans, (y) on the date of such prepayment in the case of Swingline Loans and (z) at least three Business Days prior to the date of such prepayment in the case of Loans maintained as Euro-Dollar Loans; (ii) each prepayment made pursuant to this Section 2.11 shall be in an aggregate principal amount of at least $1,000,000 (or $250,000 in the case of Swingline Loans), provided that no partial prepayment of Euro-Dollar Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of Euro-Dollar Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) each prepayment of Loans made pursuant to a Borrowing pursuant to this Section 2.11 shall be applied pro rata among such Loans; (iv) each prepayment of Term Loans pursuant to this Section 2.11 shall be applied to each Tranche of Term Loans on a pro rata basis (based on the then outstanding principal amount of such Tranche of Term Loans); (v) each prepayment of Tranche A Term Loans pursuant to this Section 2.11 shall be applied to reduce the then remaining Tranche A Scheduled Repayments on a pro rata basis (based on the then remaining principal amount of each Tranche A Schedule Repayment); and (vi) each prepayment of Tranche B Term Loans pursuant to this Section 2.11 shall be applied to reduce the then remaining Tranche B Scheduled Repayments on a pro rata basis (based on the then remaining principal amount of each Tranche B Scheduled Repayment).

     (b) Promptly after receiving a notice of prepayment of Loans (other than Swingline Loans) pursuant to this Section, the Agent shall notify each Lender entitled to receive the proceeds thereof of the contents thereof and of such Lender's ratable share of such prepayment, and such notice shall not thereafter be revocable by the Borrower.

     SECTION 2.12. General Provisions as to Payments. (a) Except as otherwise specifically provided herein, the Borrower shall make each payment of principal of, and interest on, the Loans and LC Reimbursement Obligations and each payment of fees hereunder (other than fees payable directly to the LC Issuing Banks) not later than 1:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Agent at its address specified in or pursuant to Section 10.01. Any payments under this

Agreement which are made later than 1:00 P.M. (New York City time) shall be deemed to have been made on the next succeeding Business Day. The Agent will promptly distribute to each Lender its ratable share of each such payment received by the Agent for the account of the Lenders. Whenever any payment of principal of, or interest on, the Loans or LC Reimbursement Obligations or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day, unless, in the case of payments in respect of Euro-Dollar Loans, such Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     (b) Unless the Borrower notifies the Agent before the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date, and the Agent may, in reliance on such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.

     SECTION 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted to a different Type of Loan (whether such payment or conversion is pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or if the Borrower fails to borrow, prepay, convert or continue any Euro-Dollar Loan after notice has been given to any Bank in accordance with Section 2.03, 2.06 or 2.11, the Borrower shall reimburse each Lender within 15 days after demand by such Lender for any resulting loss or expense incurred by it (or, without duplication, by an existing or prospective participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after such payment or conversion or failure to borrow, prepay, convert or continue; provided that such Lender shall have delivered to the Borrower a certificate as to the amount of such loss or expense and its method of calculation, which certificate shall be conclusive in the absence of manifest error.

     SECTION 2.14. Computation of Interest and Fees. All interest (other than interest on Base Rate Loans) and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). All interest on Base Rate Loans shall be computed on the basis of a year of 365 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     SECTION 2.15. Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made to it by each Lender shall be evidenced (i) if Tranche A Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit A-1 with blanks appropriately completed in conformity herewith (each, a "Tranche A Term Note" and, collectively, the "Tranche A Term Notes"), (ii) if Tranche B Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit A-2 with blanks appropriately completed in conformity herewith (each, a "Tranche B Term Note" and, collectively, the "Tranche B Term Notes"), (iii) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit A-3, with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes") and (iv) if Swingline Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit A-4 with blanks appropriately completed in conformity herewith (the "Swingline Note").

     (b) The Tranche A Term Note issued to each Lender that has a Tranche A Term Loan Commitment or outstanding Tranche A Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, the date of issuance thereof), (iii) be in a stated principal amount equal to the Tranche A Term Loans made by such Lender on the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of Tranche A Term Loans of such Lender at such time) and be payable in Dollars in the outstanding principal amount of Tranche A Term Loans evidenced thereby, (iv) mature on the Tranche A Maturity Date, (v) bear interest as provided in the appropriate clause of Section 2.05 in respect of the Base Rate Loans and Euro-Dollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 2.11 and mandatory repayment as provided in Section 2.10 and (vii) be entitled to the benefits of this Agreement and the other Loan Documents.

     (c) The Tranche B Term Note issued to each Lender that has a Tranche B Term Loan Commitment or outstanding Tranche B Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, the date of issuance thereof), (iii) be in a stated principal amount equal to the Tranche B Term Loans made by such Lender on the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of Tranche B Term Loans of such Bank at such time) and be payable in Dollars in the outstanding principal amount of Tranche B Term Loans evidenced thereby, (iv) mature on the Tranche B Maturity Date, (v) bear interest as provided in the appropriate clause of Section 2.05 in respect of the Base Rate Loans and Euro-Dollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 2.11 and mandatory repayment as provided in Section 2.10 and (vii) be entitled to the benefits of this Agreement and the other Loan Documents.

     (d) The Revolving Note issued to each Lender that has a Revolving Loan Commitment or outstanding Revolving Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, the date of issuance thereof), (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank (or, if issued after the termination thereof, be in a stated principal amount equal to the outstanding Revolving Loans of such Lender at such time) and be payable in Dollars in the outstanding principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 2.05 in respect of the Base Rate Loans and Euro-Dollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 2.11 and mandatory repayment as provided in Section 2.10 and (vii) be entitled to the benefits of this Agreement and the other Loan Documents.

     (e) The Swingline Note issued to the Swingline Lender shall (i) be executed by the Borrower, (ii) be payable to the order of the Swingline Lender and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in Dollars in the outstanding principal amount of the Swingline Loans evidenced thereby, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in Section
2.05 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 2.11 and mandatory repayment as provided in Section 2.10(a) and (vii) be entitled to the benefits of this Agreement and the other Loan Documents.

     (f) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the schedule forming a part thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower's obligations in respect of such Loans.

     SECTION 2.16. Letters of Credit. (a) Issuance. Each LC Issuing Bank agrees, on the terms and conditions set forth in this Agreement, to issue Letters of Credit hereunder at the request of the Borrower from time to time prior to the date that is 30 days before the Revolving Loan Maturity Date; provided that, immediately after each such Letter of Credit is issued and participations therein are sold to the Banks as provided in this subsection:

                (i) the Aggregate LC Exposure shall not exceed $20,000,000; and

               (ii) the sum of (i) the Aggregate LC Exposure and (ii) the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding shall not exceed the Total Revolving Loan Commitment as then in effect.

Whenever an LC Issuing Bank issues a Letter of Credit hereunder, such LC Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each other RL Lender, and each such RL Lender shall be deemed, without further action by any party hereto, to have purchased from such LC Issuing Bank, without recourse or warranty, a participation in such Letter of Credit, on the terms specified in this Section, equal to such RL Lender's RL Percentage thereof.

     (b) Notice of Proposed Issuance. With respect to each Letter of Credit, the Borrower shall give the respective LC Issuing Bank and the Agent at least five (5) Business Days' prior notice (i) specifying the date such Letter of Credit is to be issued and (ii) describing the proposed terms of such Letter of Credit and the nature of the transactions to be supported thereby. Promptly after it receives such notice, the Agent shall notify each RL Lender of the contents thereof.

     (c) Conditions to Issuance. No LC Issuing Bank shall issue any Letter of Credit unless:

          (i) such Letter of Credit shall be satisfactory in form and substance to such LC Issuing Bank,

         (ii) the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as such LC Issuing Bank shall have reasonably requested,

        (iii) such LC Issuing Bank shall have confirmed with the Agent on the date of such issuance that the limitations specified in clauses
       (i) and (ii) of subsection (a) of this Section will not be exceeded immediately after such Letter of Credit is issued, and

         (iv) such LC Issuing Bank shall not have been notified in writing by the Borrower, the Required Lenders or the Agent expressly to the effect that any condition specified in clause (c) or (d) of Section 3.02 is not satisfied at the time such Letter of Credit is to be issued.

     (d) Expiry Dates. No Letter of Credit shall have an expiry date later than the fifth (5th) Business Day before the Revolving Loan Maturity Date. Subject to the preceding sentence, each Letter of Credit issued hereunder shall expire on or before the first anniversary of the date of such issuance; provided that the expiry date of any Letter of Credit may be extended from time to time (i) at the Borrower's request for a period not exceeding one year or (ii) in the case of an Evergreen Letter of Credit, automatically, in each case so long as such extension is granted (or the last day on which notice can be given to prevent such extension occurs) no earlier than three (3) months before the then existing expiry date thereof.

     (e) Notice of Proposed Extensions of Expiry Dates. The relevant LC Issuing Bank shall give the Agent at least three (3) Business Days' notice before such LC Issuing Bank extends (or allows an automatic extension of) the expiry date of any Letter of Credit issued by it. Such notice shall identify such Letter of Credit, the date on which it is to be extended (or the last day on which notice can be given to prevent such extension) and the date to which it is to be extended. Promptly after it receives such notice, the Agent shall notify each RL Lender of the contents thereof. No LC Issuing Bank shall extend (or allow the extension of) the expiry date of any Letter of Credit if (x) such extension does not comply with subsection (d) of this Section, (y) such LC Issuing Bank shall not have confirmed with the Agent on the date of such extension that the limitations specified in clauses (i) and (ii) of subsection (a) of this Section will not be exceeded immediately after such Letter of Credit is extended, or
(z) such LC Issuing Bank shall have been notified by the Borrower, the Required Lenders or the Agent expressly to the effect that any condition specified in clause (c) or (d) of Section 3.02 is not satisfied at the time of such proposed extension.

     (f) Notice of Actual Issuances and Extensions. Promptly after it issues any Letter of Credit or extends any Letter of Credit (or allows any Evergreen Letter of Credit to be extended), the relevant LC Issuing Bank will notify the Agent of the date, face amount, beneficiary or beneficiaries and expiry date or extended expiry date of such Letter of Credit. Promptly after it receives such notice, the Agent shall notify each RL Bank of the contents thereof and the amount of such RL Lender's participation in such Letter of Credit. Promptly after it issues any Letter of Credit, the relevant LC Issuing Bank will send a copy of such Letter of Credit to the Agent.

     (g) Drawings. If an LC Issuing Bank receives a demand for payment under any Letter of Credit issued by it and determines that such demand should be honored, such LC Issuing Bank shall (i) promptly notify the Borrower and the Agent as to the amount to be paid by such LC Issuing Bank as a result of such demand and the date of such payment (an "LC Payment Date") and (ii) make such payment in accordance with the terms of such Letter of Credit.

     (h) Reimbursement by the Borrower. (A) If any amount is drawn under any Letter of Credit, the Borrower irrevocably and unconditionally agrees to reimburse the relevant LC Issuing Bank for such amount, together with any and all reasonable charges and expenses which such LC Issuing Bank may pay or incur relative to such drawing. Such reimbursement shall be due and payable (the date on which it is due and payable being an "LC Reimbursement Due Date") by 2:00 P.M. (New York City time) on the relevant LC Payment Date or the date on which such LC Issuing Bank notifies the Borrower of such drawing, whichever is later; provided that, if such notice is given after 12:00 Noon (New York City time) on the later of such dates, such reimbursement shall be due and payable on the next succeeding Business Day; provided further, that, notwithstanding anything to the contrary contained above, if, on the relevant LC Payment Date, any Event of Default shall exist pursuant to Section 6.01(g) or (h) with respect to the Borrower, such LC Payment Date shall constitute the date upon which such reimbursement shall be due and payable and notwithstanding anything to the contrary contained above, if an Event of Default as specified in Section 6.01(g) or (h) with respect to the Borrower does not exist on the relevant LC Payment Date but occurs prior to the date which would otherwise constitute the respective LC Reimbursement Due Date, then the date of the occurrence of such Default shall instead constitute the respective LC Reimbursement Due Date.

     (B) In addition, the Borrower agrees to pay, on the applicable LC Reimbursement Due Date, interest on each amount drawn under a Letter of Credit, for each day from and including the LC Payment Date to but excluding such LC Reimbursement Due Date, at a rate per annum equal to the sum of the Applicable Base Rate Margin for Revolving Loans plus the Base Rate for such day.

     (C) Each payment by the Borrower pursuant to this subsection (h) shall be made to the relevant LC Issuing Bank in Federal funds or other funds immediately available to it at its address specified in or pursuant to Section 10.01.

     (i) Payments by Lenders. (A) If the Borrower fails to pay any LC Reimbursement Obligation in full when due, the relevant LC Issuing Bank may notify the Agent of the unreimbursed amount and request that the RL Lenders reimburse such LC Issuing Bank for their respective RL Percentages thereof. Promptly after it receives any such notice, the Agent shall notify each RL Lender of the unreimbursed amount and such RL Lender's RL Percentage thereof. Upon receiving such notice from the Agent, each RL Lender shall make available to such LC Issuing Bank, at its address specified in or pursuant to Section 10.01, an amount equal to such RL Lender's RL Percentage of such unreimbursed amount, in Federal or other funds immediately available to such LC Issuing Bank, by 3:00 P.M. (New York time) (i) on the day such RL Lender receives such notice if it is received at or before 12:00 Noon (New York time) on such day or (ii) on the next Business Day if such notice is received after 12:00 Noon (New York City time) on the date of receipt, in each case together with interest on such amount for each day from and including the relevant LC Payment Date to but excluding the day such payment is due from such RL Lender at the Federal Funds Rate for such day. Upon payment in full thereof, such RL Lender shall be subrogated to the rights of such LC Issuing Bank against the Borrower to the extent of such RL Lender's RL Percentage of the related LC Reimbursement Obligation (including interest accrued thereon).

     (B) If any RL Lender fails to pay when due any amount to be paid by it pursuant to clause (A) of this subsection, interest shall accrue on such RL Lender's obligation to make such payment, for each day from and including the date such payment became due to but excluding the date such RL Lender makes such payment, at a rate per annum equal to (x) for each day from the day such payment is due to the third (3rd) succeeding Business Day, inclusive, the Federal Funds Rate for such day and (y) for each day thereafter the sum of 2% plus the Applicable Base Rate Margin for Revolving Loans plus the Base Rate for such day.

     (C) If the Borrower shall reimburse any LC Issuing Bank for any drawing with respect to which any RL Lender shall have made funds available to such LC Issuing Bank in accordance with clause (A) of this subsection, such LC Issuing Bank shall promptly upon receipt of such reimbursement distribute to such RL Lender its RL Percentage thereof, including interest, in Dollars to the extent received by such LC Issuing Bank.

     (j) Exculpatory Provisions. The obligations of the Borrower and the RL Lenders under this Section shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any RL Lender may have or have had against any LC Issuing Bank, any RL Lender, any beneficiary of any Letter of Credit, the Agent or any other Person. The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to the use of such Letter of Credit by such beneficiary. None of the LC Issuing Banks, the RL Lenders, the Agent and their respective officers, directors, employees and agents shall be responsible for, and the obligations of each RL Lender to make payments to each LC Issuing Bank and of the Borrower to reimburse each LC Issuing Bank for drawings pursuant to this Section (other than obligations resulting solely from the gross negligence or willful misconduct of the relevant LC Issuing Bank) shall not be excused or affected by, among other things, (i) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents presented under any Letter of Credit or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by any LC Issuing Bank against presentation of documents to it which do not comply with the terms of the relevant Letter of Credit; or (iv) any dispute between or among the Borrower, any beneficiary of any Letter of Credit or any other Person or any claims or defenses whatsoever of the Borrower or any other Person against any beneficiary of any Letter of Credit. No LC Issuing Bank shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Any action taken or omitted by the Agent, any LC Issuing Bank or any RL Lender in connection with any Letter of Credit and the related drafts and documents, if done without willful misconduct or gross negligence, shall be binding on the Borrower and shall not place the Agent, any LC Issuing Bank or any RL Lender under any liability to the Borrower.

     (k) Indemnification by Borrower. The Borrower agrees to indemnify and hold harmless each RL Lender, each LC Issuing Bank and the Agent (collectively, the "LC Indemnitees") from and against any and all claims, damages, losses, liabilities, costs or expenses (including, without limitation, the reasonable fees and disbursements of counsel) which such LC Indemnitee may reasonably incur (or which may be claimed against such LC Indemnitee by any Person whatsoever) by reason of or in connection with any execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or any actual or proposed use of any Letter of Credit, including any claims, damages, losses, liabilities, costs or expenses which any LC Issuing Bank may incur by reason of any RL Lender's failure to comply with its obligations to such LC Issuing Bank hereunder in connection with any Letter of Credit (but nothing herein contained shall affect any rights the Borrower may have against such defaulting RL Lender); provided that the Borrower shall not be required to indemnify any LC Issuing Bank for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of such LC Issuing Bank in determining whether a request presented under any Letter of Credit issued by it complied with the terms of such Letter of Credit or (ii) such LC Issuing Bank's failure to pay under any Letter of Credit issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this subsection is intended to limit the obligations of the Borrower under any other provision of this Section.

     (l) Indemnification by RL Lenders. The RL Lenders shall, ratably in proportion to their RL Percentages, indemnify each LC Issuing Bank (to the extent not reimbursed by the Borrower) against any claims, damages, losses, liabilities, reasonable costs and reasonable expenses (including, without limitation, reasonable fees and disbursements of counsel) that any such indemnitee may suffer or incur in connection with this Section or any action taken or omitted by such indemnitee under this Section; provided that the RL Lenders shall not be required to indemnify any LC Issuing Bank for any such claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) its own gross negligence or willful misconduct,
(ii) its failure to pay under any Letter of Credit issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit or (iii) its liabilities under any Letter of Credit issued by it in contravention of subsection (c)(iii) of this Section or extended by it in contravention of clause (y) of the last sentence of subsection (e) of this Section (to the extent that the limitations referred to therein were in fact exceeded).

     (m) Liability for Damages. Nothing in this Section shall preclude the Borrower or any RL Lender from asserting against any LC Issuing Bank any claim for direct (but not consequential) damages suffered by the Borrower or such RL Lender to the extent, but only to the extent, caused by (A) the willful misconduct or gross negligence of such LC Issuing Bank in determining whether a request presented under any Letter of Credit issued by it complied with the terms thereof or (B) such LC Issuing Bank's failure to pay under any such Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions thereof.

     (n) Dual Capacities. In its capacity as a Lender, each LC Issuing Bank shall have the same rights and obligations under this Section as any other Lender.

     (o) Information to be Provided to Agent. The LC Issuing Banks shall furnish to the Agent upon request such information as the Agent shall reasonably request in order to calculate (i) the Aggregate LC Exposure existing from time to time and (ii) the amount of any fee payable for the account of the Lenders under Section 2.07(b).


                                  ARTICLE III

                                   Conditions

     SECTION 3.01. Conditions Precedent to Initial Credit Events. The obligation of each Lender to make Loans, and the obligation of each LC Issuing Bank to issue Letters of Credit, on the Initial Borrowing Date, is subject to the satisfaction of the following conditions:

     (a) On or prior to the Initial Borrowing Date, the Effective Date shall have occurred;

     (b) receipt by the Agent, on or prior to the Initial Borrowing Date, (i) for the account of each of the Lenders the appropriate Tranche A Term Note, Tranche B Term Note and/or Revolving Note and (ii) of the Swingline Note for the account of the Swingline Lender, in each case executed by the Borrower and in the amount, maturity and as otherwise provided herein;

     (c) receipt by the Agent of an opinion of Davis Polk & Wardwell, counsel for the Obligors, substantially in the form of Exhibit B hereto and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

     (d) (i) on the Initial Borrowing Date and contemporaneously with giving effect to the Loans incurred on the Initial Borrowing Date, the Recapitalization shall have been consummated in accordance with the Recapitalization Documents and all applicable laws, and all material conditions precedent to the consummation of the Recapitalization shall have been satisfied and not waived, except with the consent of the Agent;

     (ii) on the Initial Borrowing Date and contemporaneously with giving effect to the Recapitalization and the Loans incurred on the Initial Borrowing Date, the Management Investors shall in the aggregate own at least a 25% direct or indirect equity interest in the Borrower;

     (iii) the Management Investors shall have rolled-over 100% of their existing direct or indirect equity interests in the Borrower and its Subsidiaries (including, without limitation, the value of stock options outstanding immediately prior to the Recapitalization) with an aggregate value, when combined with the value of all other roll-over equity of the Existing Shareholders pursuant to the Recapitalization and the Equity Payment required by clause (iv) below, of not less than $270,000,000;

     (iv) on the Initial Borrowing Date, the Equity Investors shall have made the Equity Payment;

     (v) on the Initial Borrowing Date, Tekni-Plex Partners LLC shall have contractual capital call arrangements with certain Equity Investors previously disclosed to the Agent, giving Tekni-Plex Partners LLC the right to require such investors to invest at least an aggregate of $85 million in cash for additional membership interests in Tekni-Plex Partners LLC on terms and pursuant to documentation reasonably satisfactory to the Agent;

     (vi) (x) on the Initial Borrowing Date and contemporaneously with giving effect to the Loans incurred on the Initial Borrowing Date, the total commitments in respect of the Debt to be Refinanced shall have been terminated, and all loans with respect thereto shall have been repaid in full, together with interest thereon, all letters of credit issued thereunder shall have been terminated and all other amounts (including premiums) owing pursuant to the Debt to be Refinanced shall have been repaid in full; and

     (y) on the Initial Borrowing Date and contemporaneously with giving effect to the Loans incurred on the Initial Borrowing Date, the creditors in respect of the Debt to be Refinanced shall have terminated and released all security interests and Liens on the assets owned by the Obligors; and the Agent shall have received such releases of security interests in and Liens on the assets owned by the Obligors as may have been requested by the Agent, which releases shall be in form and substance reasonably satisfactory to the Agent; without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Obligors in connection with the security interests created with respect to the Debt to be Refinanced and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of the Obligors on which filings have been made, (iii) terminations of all mortgages, leasehold mortgages, deeds of trust and leasehold deeds of trust created with respect to property of the Obligors, in each case, to secure the obligations in respect of the Debt to be Refinanced, all of which shall be in form and substance reasonably satisfactory to the Agent, and (iv) all collateral owned by the Obligors in the possession of any of the creditors in respect of the Debt to be Refinanced or any collateral agent or trustee under any related security document shall have been returned to the Obligors;

     (vii) on or prior to the Initial Borrowing Date, (i) the Borrower shall have received gross cash proceeds of $275 million from the issuance of a like aggregate principal amount of New Senior Subordinated Notes, provided that (x) in the event that any Existing Senior Subordinated Notes remain outstanding on the Initial Borrowing Date (after giving effect to the consummation of the Tender Offer/Consent Solicitations), the aggregate principal amount of New Senior Subordinated Notes required to be issued pursuant to this Section 3.01(d)(vii) shall be reduced by an amount equal to the amount which would have been paid to the holders of such

Existing Senior Subordinated Notes had the same been tendered pursuant to the Tender Offer/Consent Solicitations, and (y) such amount shall be further reduced by the amount of any cash proceeds received by the Borrower from the issuance by the Borrower of Qualified Preferred Stock in connection with the Transaction, provided further, that any such issuance of Qualified Preferred Stock shall be on terms and conditions, and subject to documentation, reasonably satisfactory to the Agent, (ii) the New Senior Subordinated Notes shall not be secured by any assets of the Borrower or any of its Subsidiaries,
(iii) the Borrower shall have utilized the full amount of the net cash proceeds received from the issuance of the New Senior Subordinated Notes to make payments owing in connection with the Transaction prior to or contemporaneously with utilizing any proceeds of the Loans for such purpose and (iv) the issuance of the New Senior Subordinated Notes shall have been consummated in accordance with the terms and conditions of the New Senior Subordinated Note Documents and all applicable laws and each of the conditions precedent to the issuance thereof shall have been satisfied and not waived, except with the consent of the Agent, to the satisfaction of the Agent; provided further, that, notwithstanding the foregoing provisions of this Section 3.01 (d)(vii), the Borrower may incur senior subordinated bridge financing in an aggregate principal amount equal to the amount of New Senior Subordinated Notes otherwise required to be issued pursuant to this Section 3.01(d)(vii) (the "Bridge Financing") on the Initial Borrowing Date in lieu of the New Senior Subordinated Notes, to be subsequently refinanced with the issuance of New Senior Subordinated Notes and/or Qualified Additional Equity, with such Bridge Financing to be issued on terms and conditions, and subject to documentation, reasonably satisfactory to the Agent;

     (viii) on or prior to the Initial Borrowing Date (i) the Borrower shall have consummated a tender offer/consent solicitation with respect to the outstanding Existing 9 1/4% Senior Subordinated Notes (the "Existing 9 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation"), pursuant to which (1) the Borrower shall offer, subject to the terms and conditions contained in the Existing 9 1/4% Senior Subordinated Notes Tender Offer Documents, to purchase all of the outstanding Existing 9 1/4% Senior Subordinated Notes at the cash price set forth in the Existing 9 1/4% Senior Subordinated Notes Tender Offer Documents and (2) consents shall be solicited to a proposed amendment to the Existing 9 1/4% Senior Subordinated Notes Indenture, on terms and conditions satisfactory to the Agent, which amendment shall provide for the substantial elimination of the financial and certain operating covenants contained in the Existing 9 1/4% Senior Subordinated Notes Indenture (including, without limitation, limitations on the incurrence of liens, restricted payments, transactions with affiliates and indebtedness);
(ii) all terms and conditions of the Existing 9 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation shall be reasonably satisfactory to the Agent, and the period for tendering Existing 9 1/4% Senior Subordinated Notes pursuant thereto shall terminate on or prior to the Initial Borrowing Date;
(iii) to the extent any 9 1/4% Senior Subordinated Notes are to remain outstanding after the Initial Borrowing Date, the Borrower shall have received sufficient consents to authorize the execution and delivery of the Existing 9 1/4% Senior Subordinated Notes Indenture Supplement and the Borrower and the trustee under the Existing 9 1/4% Senior Subordinated Notes Indenture shall have duly executed and delivered the Existing 9 1/4% Senior Subordinated Notes Indenture Supplement; (iv) the Borrower shall have repurchased or committed to repurchase the Existing 9 1/4% Senior Subordinated Notes tendered, and not theretofore withdrawn, pursuant to the Existing 9 1/4% Senior Subordinated Notes Tender

Offer/Consent Solicitation (the "Existing 9 1/4% Senior Subordinated Notes Tender Offer Repurchases"); and (v) the Existing 9 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation shall have been consummated in accordance with the Existing 9 1/4% Senior Subordinated Notes Tender Offer Documents and all applicable laws;

     (ix) on or prior to the Initial Borrowing Date (i) the Borrower shall have consummated a tender offer/consent solicitation with respect to the outstanding Existing 11 1/4% Senior Subordinated Notes (the "Existing 11 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation"), pursuant to which (1) the Borrower shall offer, subject to the terms and conditions contained in the Existing 11 1/4% Senior Subordinated Notes Tender Offer Documents, to purchase all of the outstanding Existing 11 1/4% Senior Subordinated Notes at the cash price set forth in the Existing 11 1/4% Senior Subordinated Notes Tender Offer Documents and (2) consents shall be solicited to a proposed amendment to the Existing 11 1/4% Senior Subordinated Notes Indenture, on terms and conditions satisfactory to the Agent, which amendment shall provide for the substantial elimination of the financial and certain operating covenants contained in the Existing 11 1/4% Senior Subordinated Notes Indenture (including, without limitation, limitations on the incurrence of liens, restricted payments, transactions with affiliates and indebtedness); (ii) all terms and conditions of the Existing 11 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation shall be satisfactory to the Agent, and the period for tendering Existing 11 1/4% Senior Subordinated Notes pursuant thereto shall terminate on or prior to the Initial Borrowing Date; (iii) to the extent any 11 1/4% Senior Subordinated Notes are to remain outstanding after the Initial Borrowing Date, the Borrower shall have received sufficient consents to authorize the execution and delivery of the Existing 11 1/4% Senior Subordinated Notes Indenture Supplement and the Borrower and the trustee under the Existing 11 1/4% Senior Subordinated Notes Indenture shall have duly executed and delivered the Existing 11 1/4% Senior Subordinated Notes Indenture Supplement; (iv) the Borrower shall have repurchased or committed to repurchase the Existing 11 1/4% Senior Subordinated Notes tendered, and not theretofore withdrawn, pursuant to the Existing 11 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation (the "Existing 11 1/4% Senior Subordinated Notes Tender Offer Repurchases"); and (v) the Existing 11 1/4% Senior Subordinated Notes Tender Offer/Consent Solicitation shall have been consummated in accordance with the Existing 11 1/4% Senior Subordinated Notes Tender Offer Documents and all applicable laws;

     (x) on the Initial Borrowing Date and after giving effect to the Transaction and the Loans incurred on the Initial Borrowing Date, (A) neither the Borrower nor any of its Subsidiaries shall have any Debt outstanding except for (i) Debt created under this Agreement and the other Loan Documents, (ii) the New Senior Subordinated Notes (or the Bridge Financing, as the case may be), (iii) the Existing Senior Subordinated Notes (to the extent not tendered pursuant to the Tender Offer/Consent Solicitations), (iv) approximately $7,500,000 of existing foreign debt and (v) such other Debt, if any, as shall be permitted to remain outstanding by the Agent and is permitted pursuant to
Section 5.10 and (B) after giving effect to the Transaction and the other transactions contemplated hereby there shall be no default or events of default existing under the Existing Senior Subordinated Notes and the New Senior Subordinated Notes (or the Bridge Financing, as the case may be) or arising as a result of the Transaction and the other transactions contemplated hereby; and

     (xi) on or prior to the Initial Borrowing Date, there shall have been delivered to the Agent true and correct copies of the Documents and all of the terms and conditions of the Documents, as well as the structure of the Transaction (including the corporate and capital structure of the Borrower and its Subsidiaries after giving effect to the Transaction), shall be in form and substance reasonably satisfactory to the Agent;

     (e) receipt by the Agent of duly executed counterparts of each of the Collateral Documents, together with (i) evidence satisfactory to the Agent of the effectiveness and perfection (to the extent required thereby) of the Liens contemplated thereby (including the filing of UCC-1's or the appropriate local equivalent in each jurisdiction as may be necessary to perfect the security interests created by the Collateral Documents and the delivery of any promissory notes (duly endorsed in blank) and stock certificates (accompanied by duly executed and undated stock powers) comprising the Collateral) or, with respect to the Mortgages, arrangements satisfactory to the Agent for the prompt recording thereof; (ii) opinions of local counsel and other counsel to the Obligors and/or the Agent satisfactory to the Agent, which opinions shall cover such matters incident to the transactions contemplated herein and in the other Loan Documents as the Agent may reasonably request and shall be in form and substance reasonably satisfactory to the Agent; (iii) with respect to each property subject to a Mortgage, policies of title insurance (or irrevocable and binding commitments, dated and recertified as of the Initial Borrowing Date, to issue such policies), on forms issued by the American Land Title Association and otherwise in form and substance reasonably satisfactory to the Agent and issued by such title insurance company or companies as are acceptable to the Agent, with all premiums, expenses and fees paid or caused to be paid by the Borrower, insuring (or committing to insure) the Liens created under each Mortgage, in such amounts as the Agent shall request, subject only to Liens permitted under the Loan Documents, containing such endorsements and affirmative assurances as are satisfactory to the Agent, and reinsured in amounts and under reinsurance agreements in form and substance satisfactory to the Agent, and (iv) such estoppel letters, landlord waiver letters, non-disturbance letters and similar assurances as may have been requested by the Agent, which letters shall be in form and substance reasonably satisfactory to the Agent;

     (f) receipt by the Agent of evidence satisfactory to it of the insurance coverage required by Section 5.03 and the Collateral Documents;

     (g) receipt by the Agent of a certificate substantially in the form of Exhibit G hereto of the chief operating officer or other senior financial officer of the Borrower, setting forth the conclusions that, after giving effect to the Transaction and the incurrence of all the financing contemplated herein, the Borrower and its Subsidiaries, taken as a whole, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection with the Transaction, and will not be left with unreasonably small capital with which to engage in their businesses and will not have incurred debts beyond their ability to pay such debts as they mature;

     (h) receipt by the Agent of all documents the Agent may reasonably request relating to the existence of the Obligors, the corporate authority for and the validity of the Documents, and any other matters relevant hereto (including, without limitation, a certificate of incumbency of officers signing any Loan Documents), all in form and substance satisfactory to the Agent;

     (i) receipt by the Agent of payment in full of all costs, fees, expenses (including, without limitation, reasonable legal fees and expenses, title premiums, survey charges and recording taxes and fees) and other amounts payable for the account of the Lenders or the Agent in the amounts previously agreed upon to be payable on or before the Initial Borrowing Date;

     (j) there shall not be pending or, to the best of the Borrower's knowledge, threatened, any action, suit or other proceeding (1) with respect to which, in the judgment of the Agent, there is a reasonable possibility of a decision which could reasonably be expected to have a Material Adverse Effect or (2) which, in the judgment of the Agent, in any manner draws into question the validity or enforceability of the Loan Documents;

     (k) receipt by the Agent and the Banks of (1) satisfactory quarterly consolidated financial statements for the Borrower and its Subsidiaries commencing with the Fiscal Quarter ending September 30, 1999, to and including the Fiscal Quarter most recently ended on or prior to the Initial Borrowing Date and (2) a pro forma consolidated balance sheet and consolidated statement of operations of the Borrower and its Consolidated Subsidiaries, which pro forma financial statements shall be satisfactory to the Agent and demonstrate that the Borrower is in compliance with the covenants contained in Sections
5.11 to 5.13, inclusive, after giving effect to the Transaction and all Borrowings and issuances of Letters of Credit on the Initial Borrowing Date;

     (l) nothing shall have occurred (and the Agent shall not have become aware of any facts or conditions not previously known to it) which the Agent shall reasonably determine has had, or could reasonably be expected to have, a Material Adverse Effect;

     (m) on or prior to the Initial Borrowing Date, all necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the Transaction and the other transactions contemplated by the Loan Documents and otherwise referred to herein or therein shall have been obtained and remain in effect (other than immaterial approvals and/or consents with respect to the Recapitalization), and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon, the consummation of the Transaction or the other transactions contemplated by the Loan Documents or otherwise referred to herein or therein; and there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the Transaction or the other transactions contemplated by the Loan Documents.

     SECTION 3.02. Conditions Precedent to All Credit Events. The obligation of each Lender to make a Loan (including the Loans made on the Initial Borrowing Date, but excluding Mandatory Borrowings to be made thereafter, which shall be made as provided in Section 2.01(e)) on the occasion of any Borrowing, and the obligation of any LC Issuing Bank to issue (or extend or allow an extension of the expiry date of) any Letter of Credit, are each subject to the satisfaction of the following conditions:

     (a) receipt by the Agent of a Notice of Borrowing as required by Section 2.03, or receipt by the relevant LC Issuing Bank of a notice of proposed issuance or extension as required by Section 2.16(b) or 2.16(e), as the case may be;

     (b) immediately after such Credit Event, the sum of (i) the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding plus
(ii) the Aggregate LC Exposure, will not exceed the Total Revolving Loan Commitment;

     (c) immediately before and after such Credit Event, no Default shall have occurred and be continuing; and

     (d) the representations and warranties of the Obligors contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Credit Event as though such representations and warranties had been made on the date of such Credit Event, unless such representations and warranties relate to a specific earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

The occurrence of each Credit Event shall be deemed to be a representation and warranty by the Borrower on the date of such Credit Event as to the facts specified in clauses (b), (c) and (d) of this Section and by each Obligor, with respect to itself only, as to the facts specified in clause (d) of this Section 3.02.


                                   ARTICLE IV

                         Representations and Warranties

     The Borrower represents and warrants, and each Guarantor represents and warrants (in the case of each Guarantor, with respect to itself only, as to the matters set forth in Section 4.12), that:

     SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, consents, authorizations and approvals required to carry on its business as now conducted.

     SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings which have been made on or prior to the Initial Borrowing Date and other than UCC-1 financing statements and Mortgage recordings which will be filed upon the occurrence of the Initial Borrowing Date (in which case, if this representation and warranty is being made more than 15 days after the Initial Borrowing Date, all such filings or recordings have been made)). The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party do not (i) contravene any provision of applicable law or regulation or of the Borrower's certificate of incorporation or by-laws, (ii) contravene, or constitute a default under, any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any Subsidiary, the consequences of which contravention or default, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (iii) except as contemplated by the Collateral Documents, result in the creation or imposition of any Lien on any asset of the Borrower or any Subsidiary.

     SECTION 4.03. Binding Effect. The Borrower has duly executed and delivered each of the Loan Documents to which it is a party and each of the Loan Documents (other than the Notes) to which the Borrower is a party constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except (i) as may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and (iii) as limited by legal or equitable principles of reasonableness, good faith and fair dealing.

     SECTION 4.04. Financial Information. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of July 2, 1999 and the related consolidated statements of operations, cash flows and stockholders' equity for the Fiscal Year then ended, reported on by BDO Seidman, LLP, a copy of which has been delivered to each of the Lenders, fairly present, in all material respects, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such Fiscal Year.

     (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of March 31, 2000 and the related unaudited consolidated statements of operations, cash flows and stockholders' equity for the nine months then ended, a copy of which has been delivered to the Lenders, fairly present, in all material respects, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such nine-month period.

     (c) Since July 2, 1999 there has occurred no Material Adverse Effect.

     SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the best of the Borrower's knowledge threatened against or affecting, the Borrower or any Subsidiary before any court or arbitrator or any governmental body, agency or official (i) in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or (ii) which in any manner draws into question the validity or enforceability of the Loan Documents.

     SECTION 4.06. Compliance with ERISA. (a) Each member of ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan, or made any amendment to any Plan, which has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

     SECTION 4.07. Environmental Compliance. (a) Except (x) to the extent addressed by prior remediation activities by the Borrower and its Subsidiaries or by third parties pursuant to contractual obligations or (y) to the extent that the Environmental Liabilities of the Borrower and its Subsidiaries, taken as a whole, that relate to or can reasonably be expected to result from the matters referred to in clauses (i) through (vii), would not exceed $10,000,000 for any individual issue arising at or relating to a particular facility, or $25,000,000 in the aggregate:

                  (i) no notice, notification, demand, request for information, citation, summons, complaint or order has been received, no complaint has been served, no penalty has been assessed and, to the best of the Borrower's knowledge, no investigation or review is pending or threatened by any governmental or other entity with respect to any (A) alleged violation by the Borrower or any Subsidiary of any Environmental Law, (B) alleged failure by the Borrower or any Subsidiary to have any environmental permit, certificate, license, approval, registration or authorization required in connection with the conduct of its business, (C) Regulated Activity or (D) Release of Hazardous Substances;

                 (ii) other than Regulated Activity undertaken in compliance with all applicable Environmental Laws, (A) neither the Borrower nor any Subsidiary has engaged in any Regulated Activity and (B) no Regulated Activity has occurred at or on any property now or previously owned, leased or operated by the Borrower or any Subsidiary during the period of such ownership, lease or operation by the Borrower or any Subsidiary;

                (iii) to the best of the Borrower's knowledge, no polychlorinated biphenyls, radioactive material, urea formaldehyde, lead, asbestos, asbestos-containing material or underground storage tank (active or abandoned) is or has been present at any property now or previously owned, leased or operated by the Borrower or any Subsidiary during the period of such ownership, lease or operation by the Borrower or any Subsidiary;

                 (iv) no Hazardous Substance has been Released (and no written notification of such Release has been filed) or is present (whether or not in a reportable or threshold planning quantity) at, on or under any property now or previously owned, leased or operated by the Borrower or any Subsidiary during the period of such ownership, lease or operation by the Borrower or any Subsidiary;

                  (v) to the best of the Borrower's knowledge, no property now or previously owned, leased or operated by the Borrower or any Subsidiary or any property to which the Borrower or any Subsidiary has, directly or indirectly, transported or arranged for the transportation of any Hazardous Substances, is listed or, to the best of the Borrower's knowledge, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or clean-up;

                 (vi) there are no liens under Environmental Laws on any of the real property or other assets owned or leased by the Borrower or any Subsidiary, to the best of the Borrower's knowledge no government actions have been taken or are in process which could subject any of such properties or assets to such liens, and neither the Borrower nor any Subsidiary would be required to place any notice or restriction relating to Hazardous Substances at any property owned by it in any deed to such property; and

                (vii) there has been no environmental investigation, study, audit, test, review or other analysis conducted of which the Borrower has knowledge in relation to the current or prior business of the Borrower or any property or facility now or previously owned, leased or operated by the Borrower or any Subsidiary, access to which has not been provided to the Lenders at least five (5) days prior to the date hereof.

     (b) For purposes of this Section, the terms "Borrower" and "Subsidiary" shall include any business or business entity (including a corporation) which is a predecessor, in whole or in part, of the Borrower or any Subsidiary.

     SECTION 4.08. Taxes. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes and assessments payable by it which have become due pursuant to such returns or pursuant to any material assessment received by the Borrower or any Subsidiary, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been provided for on the financial statements of the Borrower and its Subsidiaries to the extent required by and in accordance with GAAP.

     SECTION 4.09. Subsidiaries. (a) Each of the Borrower's Subsidiaries is a corporation or other legal entity duly incorporated or organized, validly existing and, except as set forth in Schedule 6, in good standing under the laws of its jurisdiction of organization, and has all corporate or other organizational powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     (b) Schedule 3 lists all of the Subsidiaries of the Borrower as of the Initial Borrowing Date (after giving effect to the consummation of the Transaction), and identifies each De Minimis Subsidiary. Each Domestic Subsidiary of the Borrower is a Guarantor, and each Guarantor is a direct or indirect Subsidiary of the Borrower.

     SECTION 4.10. No Regulatory Restrictions on Borrowing. The Borrower is not
(i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) otherwise subject to any regulatory scheme which restricts its ability to incur debt.

     SECTION 4.11. Full Disclosure. (a) All information heretofore furnished by the Borrower to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Lender will be, to the best of the Borrower's knowledge, true and accurate in all material respects on the date as of which such information is stated or certified and not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at such time in light of the circumstances under which such information was provided. The Borrower has, to the best of the Borrower's knowledge, disclosed to the Lenders in writing any and all facts which materially and adversely affect, or may affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the Obligors' ability to perform their obligations under the Loan Documents.

     (b) The projected financial statements set forth in the Information Memorandum were based on assumptions believed by the Borrower to be reasonable as of their date and as of their date represented the reasonable best estimate of future performance of the Borrower and its Subsidiaries. During the period from the respective dates as of which information is stated in the Information Memorandum to and including the Initial Borrowing Date, to the best of the Borrower's knowledge, no event has occurred and no condition has come into existence which would have caused the projected financial statements therein to be materially misleading.

     SECTION 4.12. Representations of Guarantors. Each Guarantor is a corporation duly incorporated, validly existing and, except as set forth in
Schedule 6, in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The execution, delivery and performance by each Guarantor of the Loan Documents to which it is a party are within such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings which have been made on or prior to the Initial Borrowing Date and other than UCC-1 financing statements and Mortgage recordings which will be filed upon the occurrence of the Initial Borrowing Date (in which case, if this representation is being made more than 15 days after the Initial Borrowing Date, all such filings or recordings have been made)). The execution, delivery and performance by the Obligors of the Loan Documents to which they are parties do not (i) contravene any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Guarantor, (ii) contravene, or constitute a default under, any agreement, judgment, injunction, order, decree or other instrument binding upon such Guarantor the consequences of which contravention or default, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (iii) except as contemplated by the Collateral Documents, result in the creation or imposition of any Lien on any asset of such Guarantor. Each Guarantor has duly executed and delivered each of the Loan Documents to which it is a party and the Loan Documents to which each Guarantor is a party constitute valid and binding agreements of such Guarantor, in each case enforceable against such Guarantor in accordance with their respective terms except (i) as may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and (iii) as may be limited by legal or equitable principles of reasonableness, good faith and fair dealing. Each of the representations and warranties of each Guarantor contained in the Loan Documents (other than this Agreement) to which such Guarantor is a party is true and correct.

     SECTION 4.13. Intellectual Property. The Borrower and each of its Subsidiaries owns, possesses or holds under valid licenses all patents, trademarks, service marks, trade names, copyrights, licenses and other intellectual property rights that are necessary for the operation of their respective properties and businesses, and neither the Borrower nor any of its Subsidiaries is in violation of any provision thereof. Neither the Borrower nor its Subsidiaries has received actual notice of, or knows of any valid basis for, any claim of infringement of any material license, patent, trademark, trade name, service mark, copyright, trade secret or any other intellectual property right of others, and, to the best knowledge of the Borrower, there is no infringement or claim of infringement by others of any material license, patent, trademark, trade name, service mark, copyright, trade secret or other intellectual property right of the Borrower and its Subsidiaries.

     SECTION 4.14. Solvency. Subject to Section 9.07 hereof, except as set forth in Schedule 6, as of the Initial Borrowing Date after giving effect to the transactions contemplated hereby to occur on the Initial Borrowing Date, and at all times thereafter: (i) the aggregate fair market value of the assets of the Borrower and each Guarantor will exceed its respective liabilities (including contingent, subordinated, unmatured and unliquidated liabilities),
(ii) the Borrower and each Guarantor will have sufficient cash flow to enable it to pay its respective debts as they mature and (iii) neither the Borrower nor any Guarantor will have unreasonably small capital for the business in which it is engaged.

     SECTION 4.15. Labor Relations. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries and (iii) no union representation question existing with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.16. Subordinated Notes; etc. All Obligations hereunder and under the other Loan Documents are within the definitions of "Senior Debt" and "Designated Senior Debt," as the case may be, included in such provisions of the Existing 9 1/4% Senior Subordinated Note Indenture, the Existing 11 1/4% Senior Subordinated Note Indenture and the New Senior Subordinated Notes Indenture (or the Bridge Financing, as the case may be). This Agreement constitutes the "Credit Agreement" under, and as defined in, each of the

Existing 9 1/4% Senior Subordinated Note Indenture, the Existing 11 1/4% Senior Subordinated Note Indenture, the New Senior Subordinated Notes Indenture and, if applicable, the Bridge Financing Documents.


                                   ARTICLE V

                                   Covenants

     The Borrower hereby covenants and agrees that, on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and LC Reimbursement Obligations, together with interest, fees and all other Obligations (other than indemnities for which no claim for payment has been made) incurred hereunder and under the other Loan Documents, are paid in full:

     SECTION 5.01. Information. The Borrower will deliver to each of the
Lenders:

                  (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of operations, cash flows and stockholders' equity for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all audited and reported on in a manner which would be acceptable to the SEC by BDO Seidman, LLP or other independent public accountants of nationally recognized standing;

                  (b) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter, the related consolidated statement of operations for such Fiscal Quarter and the related consolidated statements of cash flows for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in the case of each such statement of cash flows in comparative form the figures for the corresponding period in the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation and consistency with GAAP by the Borrower's chief executive officer or chief accounting officer;

                  (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above (or any certificate establishing the Leverage Ratio as described in the definition of Applicable Period), a certificate of the Borrower's chief executive officer or chief accounting officer (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 2.10 and 5.09 through 5.15, inclusive, on the date of such financial statements, (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto and (iii) in respect of the delivery of the financial statements set forth in clause (a) above, setting forth the amount of, and calculations required to establish the amount of, Excess Cash Flow;

                  (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) stating whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements, and
         (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

                  (e) within five (5) Business Days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the Borrower's chief executive officer or chief accounting officer setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (f) as soon as reasonably practicable after any officer of the Borrower obtains knowledge thereof, notice of any event or condition (including, without limitation, any litigation, governmental investigation or other proceeding) which has had or threatens to have a Material Adverse Effect and the nature of such Material Adverse Effect;

                  (g) promptly after the mailing thereof to the Borrower's shareholders, copies of all financial statements, reports and proxy statements so mailed;

                  (h) promptly after the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) filed by the Borrower with the SEC;

                  (i) promptly, if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might reasonably constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice;
         (iv) applies for a waiver of the minimum funding standard under
         Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041 of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or makes any amendment to any Plan which has resulted or could reasonably result in the imposition of a Lien or the posting of a bond or other security, a certificate of the Borrower's chief executive officer or chief accounting officer setting forth details as to such occurrence and the action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take ( a "Reporting Certificate");

                  (j) promptly, upon receipt of any complaint, order, citation, notice or other written communication from any Person with respect to, or upon the Borrower's obtaining knowledge of, (i) the existence or alleged existence of a violation of any applicable Environmental Law or any Environmental Liability in connection with any property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries, (ii) any Release of any Hazardous Substance on such property or any part thereof in a quantity that is reportable under any applicable Environmental Law, and (iii) any pending or threatened proceeding for the termination, suspension or non-renewal of any permit required under any applicable Environmental Law, in each case
         (x) which could result in liability or expenses in excess of $10,000,000 for any individual issue arising at or relating to a particular facility, or $25,000,000 in the aggregate or (y) which individually or in the aggregate could have a Material Adverse Effect; and

                  (k) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries (including, without limitation, any Guarantor) as the Agent, at the request of any Lender, may reasonably request.

     SECTION 5.02. Payment of Obligations. The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all of their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien other than inchoate statutory liens in respect of obligations not yet due and payable), except where the same are contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with GAAP, any appropriate reserves for the accrual thereof.

     SECTION 5.03. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each Subsidiary to keep, all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

     (b) The Borrower will, and will cause each Subsidiary to, maintain (either in the Borrower's name or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts, against at least such risks and with no greater risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business. The Borrower will furnish to the Lenders, upon request from the Agent, information presented in reasonable detail as to the insurance so carried.

     SECTION 5.04. Conduct of Business and Maintenance of Existence. The Borrower and its Subsidiaries will engage in business activities involving the manufacture and distribution of packaging products and materials, plastics products and materials, specialty chemicals, other disposable products, and related materials and related businesses, and will preserve, renew and keep in full force and effect their respective corporate existences and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section shall prohibit:

                  (i) the merger of a Subsidiary into the Borrower, with the Borrower being the corporation surviving such merger if, after giving effect thereto, no Default shall have occurred and be continuing;

                 (ii) the merger or consolidation of a Subsidiary with or into a Person other than the Borrower if the corporation surviving such consolidation or merger is a Subsidiary and, after giving effect thereto, no Default shall have occurred and be continuing; provided that if any Person subject to such merger or consolidation is a Guarantor, the surviving corporation of such merger or consolidation shall be a Guarantor;

                (iii) the merger or consolidation of the Borrower with or into any other Person if the corporation surviving such consolidation or merger is the Borrower and, after giving effect thereto, no Default shall have occurred and be continuing;

                 (iv) the termination of the corporate existence of a Subsidiary if the Borrower in good faith determines that such termination is in the best interest of the Borrower and is not materially disadvantageous to the Lenders; or

                  (v)   sales permitted by Section 5.07(b).

     The Borrower will not, and will not permit any of its Subsidiaries to, engage in any line or lines of business activity other than those engaged in on the Initial Borrowing Date and any other line or lines of business activity involving the manufacture and distribution of packaging products and materials, plastics products and materials, specialty chemicals, other disposable products, and related materials and related businesses.

     SECTION 5.05. Compliance with Laws. The Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, orders and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder), except where the necessity or manner of compliance therewith is contested in good faith by appropriate proceedings.

     SECTION 5.06. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Lender at such Lender's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be requested.

     SECTION 5.07. Mergers and Sales of Assets. (a) The Borrower will not, and will not permit any Subsidiary to, consolidate or merge with or into any other Person; provided that (i) mergers expressly permitted pursuant to the provisions of Section 5.04 shall be permitted pursuant to this Section 5.07 and

(ii) any merger of a Subsidiary shall be permitted to the extent such merger constitutes an Asset Sale permitted by Subsection (b) below.

     (b) No Obligor will sell, lease or otherwise transfer, directly or indirectly, any Collateral or other assets except for (i) dispositions of inventory, cash, Cash Equivalents and other cash management investments and obsolete, unused or unnecessary equipment, in each case in the ordinary course of business, (ii) operating leases of Collateral and/or assets existing on the Effective Date and additional operating leases of Collateral and/or assets to the extent such additional leases do not generate revenues in excess of $2,500,000 in the aggregate for all such leases in any fiscal year of the Borrower, (iii) dispositions to the Borrower or a Guarantor, (iv) dispositions from a Foreign Subsidiary to any other Subsidiary, (v) dispositions pursuant to Restricted Payments permitted pursuant to Section 5.14 and dispositions permitted pursuant to the provisos to the definition of "Restricted Payment",
(vi) the sale of certain non-strategic assets described to the Lenders prior to the Effective Date and (vii) Asset Sales not otherwise permitted hereunder, provided that (x) the aggregate Net Cash Proceeds therefrom shall not exceed $25,000,000 in any Fiscal Year and $50,000,000 in the aggregate during the term of this Agreement, (y) any such Asset Sale is for at least 75% (calculated without giving effect to any assumed liabilities otherwise permitted to be incurred hereunder) in cash or Cash Equivalents or for assets which constitute or are part of businesses which are related to the business of the Borrower or its Subsidiaries permitted pursuant to Section 5.04 or which assets consist of the issued and outstanding Capital Stock of a person the assets of which are principally comprised of such assets and at fair market value (as determined in good faith by the board of directors or any member of senior management of the Person selling such assets) and (z) the Net Cash Proceeds therefrom are applied to repay Term Loans as provided in Section 2.10(d) or reinvested or used to make Permitted Acquisitions to the extent permitted by Section 2.10(d).

     SECTION 5.08. Use of Proceeds; Compliance with Margin Regulations. (a) The proceeds of Term Loans shall be utilized to finance the Transaction and to pay fees and expenses incurred in connection therewith.

     (b) The proceeds of Revolving Loans and Swingline Loans shall be utilized for the general corporate and working capital purposes of the Borrower and its Subsidiaries, including, without limitation, payment of amounts owing in connection with the Transaction.

     (c) Neither the making of any Loan hereunder nor the use of the proceeds thereof, nor the occurrence of any other Credit Event, will violate or be inconsistent with the provisions of the Margin Regulations. Neither any proceeds of the Loans nor any Letter of Credit will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

     SECTION 5.09. Negative Pledge. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                  (a) any Lien of the Borrower and its Subsidiaries in existence on the Effective Date and listed on Schedule 4;

                  (b) any Lien on any asset securing Debt in an aggregate principal amount at any time outstanding not to exceed $10,000,000 incurred or assumed for the purpose of financing all or any part of the cost of acquiring, constructing or improving such asset, provided that such Lien attaches to such asset concurrently with or within 180 days after the acquisition thereof;

                  (c) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary, or at the time such Person becomes a Subsidiary or at the time such asset is acquired and not created in contemplation of such event (and so long as the respective such Lien does not extend to, or attach to any additional asset, as a result of (or after giving effect to) the respective merger or consolidation) and if securing Debt, such Debt is permitted under Section 5.10(b)(y);

                  (d) any Lien arising out of the refinancing, extension, renewal or refunding (including successive refinancings, extensions, renewals or refundings) of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not secured by any additional assets and the principal amount of such Debt is not increased (except for the amount of any premium required to be paid pursuant to the terms of such Debt, plus expenses reasonably incurred by the issuer of such Debt, in connection with such refinancing, extension, renewal or refunding);

                  (e) Liens arising in the ordinary course of business which
         (i) do not secure Debt or Derivatives Obligations and (ii) do not secure any single obligation or liability (or class of obligations or liabilities having a common cause) in an amount exceeding $5,000,000;

                  (f)  Liens created by the Collateral Documents;

                  (g) Permitted Encumbrances (as defined in the Mortgages) and those Liens permitted to be contested under Section 2.06 of the Mortgages;

                  (h)  Liens to secure Debt owed to the Borrower or a Guarantor;

                  (i) Liens to secure Debt of a Foreign Subsidiary permitted under Section 5.10(f);

                  (j) Liens in favor of the trustee under the Existing 11 1/4% Senior Subordinated Notes Indenture as provided for in the Existing 11 1/4% Senior Subordinated Notes Indenture on money or property held or collected by such trustee in its capacity as trustee under the Existing 11 1/4% Senior Subordinated Notes Indenture in connection with the defeasance or discharge of the Existing 11 1/4% Senior Subordinated Notes and Liens in favor of the trustee under the Existing 9 1/4% Senior Subordinated Notes Indenture on money or property held or collected by such trustee in its capacity as trustee under the Existing 9 1/4% Senior Subordinated Notes Indenture in connection with the defeasance or discharge of the Existing 9 1/4% Senior Subordinated Notes;

                  (k) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

                  (l) Liens arising out of judgments, decrees or attachments not exceeding $10,000,000 in the aggregate at any time outstanding with respect to which the Borrower and/or its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review, provided that no cash or other property shall be pledged by the Borrower or any Subsidiary as security therefor; and

                  (m) Liens to secure Debt or other obligations in an aggregate amount at no time exceeding $1,000,000.

     SECTION 5.10. Limitation on Debt. The Borrower will not, and will not permit any of its Subsidiaries to, incur or at any time be liable with respect to any Debt except:

                  (a)  Debt under this Agreement;

                  (b) Debt of a Person (x) secured by Liens permitted by
         Section 5.09(b) or (y) existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary, or at the time such Person becomes a Subsidiary or at the time such asset is acquired, so long as the principal amount of Debt under this clause
         (y) does not exceed $30,000,000 at any time outstanding and was not incurred in contemplation of such merger, consolidation or asset acquisition, and any subsequent extensions, renewals or replacements thereof so long as the principal amount thereof is not increased above the amount outstanding immediately prior thereto (except for the amount of any premium required to be paid pursuant to the terms of such Debt, plus expenses reasonably incurred by the issuer of such Debt, in connection with such extension, renewal or replacement);

                  (c) Debt of the Borrower owed to a Guarantor, or Debt of a Guarantor owed to the Borrower or another Guarantor;

                  (d) Debt of the Borrower, which may be guaranteed by any Guarantor on a senior subordinated basis to the extent required by the terms of the Existing 9 1/4% Senior Subordinated Notes Indenture or the Existing 11 1/4% Senior Subordinated Notes Indenture, as the case may be, evidenced by the respective Existing Senior Subordinated Notes, to the extent such Existing Senior Subordinated Notes were not tendered pursuant to the Tender Offer/Consent Solicitations, in an aggregate outstanding principal amount, when combined with the aggregate outstanding principal amount of the New Senior Subordinated Notes (or the Bridge Financing, as the case may be) permitted pursuant to Section 5.10(e), not to exceed $280,000,000 (less the amount of principal repayments thereof after the Initial Borrowing Date);

                  (e) Debt of the Borrower, which may be guaranteed by any Guarantor on a senior subordinated basis by one or more Guarantors to the extent required by the terms of the New Senior Subordinated Notes Indenture or any similar indenture described in clause (ii) below, evidenced by (i) the New Senior Subordinated Notes and/or the Bridge

         Financing, as the case may be, in an aggregate outstanding principal amount not to exceed, when combined with the aggregate outstanding principal amount of the Existing Senior Subordinated Notes pursuant to
         Section 5.10(d), $280,000,000 (less the amount of principal repayments thereof after the Initial Borrowing Date); and (ii) agreements and documents on terms and provisions which are substantially identical to or more favorable to the Lenders (in the reasonable judgment of the Agent) than those set forth in the New Senior Subordinated Notes Documents in an amount not to exceed $100 million (less the amount of principal repayments thereof after the date of incurrence thereof);

                  (f) Debt of Foreign Subsidiaries in an aggregate amount not to exceed $25,000,000;

                  (g) Debt of the Borrower and its Subsidiaries not otherwise permitted by this Section 5.10 incurred after the Initial Borrowing Date in an aggregate principal amount at any time outstanding not to exceed $15,000,000; provided that the aggregate principal amount of Debt incurred by all Subsidiaries pursuant to this clause (g) shall not exceed $7,500,000 at any time outstanding;

                  (h) the Borrower or any Subsidiary may guaranty Debt and other obligations of its Domestic Subsidiaries or Foreign Subsidiaries (which guaranty shall be included as an Investment in such Domestic Subsidiary or Foreign Subsidiary, as applicable) which are permitted under the provisions of this Agreement and any Guarantor may guaranty Debt and other obligations of the Borrower which are permitted under the provisions of this Agreement;

                  (i) Debt of a Foreign Subsidiary owed to a Foreign Subsidiary;

                  (j) Debt outstanding as of the Effective Date and listed on
         Schedule 2, plus any subsequent extensions, renewals or replacements thereof, provided that, after giving effect to any extensions, renewals or replacements, Debt permitted pursuant to this Section 5.10(j) does not exceed the respective amount listed on Schedule 2 as of the Effective Date; and

                  (k) Debt consisting of obligations in respect of performance and surety bonds and completion guaranties incurred in the ordinary course of business not to exceed $5,000,000 in aggregate amount at any time outstanding.

     SECTION 5.11. Fixed Charge Coverage Ratio. For any Test Period, in each case taken as one accounting period, ending on the last day of a Fiscal Quarter set forth below, the Fixed Charge Coverage Ratio will not be less than the ratio set forth below opposite such period below:

                 Fiscal Quarter Ending Closest to                      Ratio
                 --------------------------------                      -----
                          September 2000                              1.05:1
                           December 2000                              1.05:1

                            March 2001                                1.05:1
                             June 2001                                1.05:1
                          September 2001                              1.05:1
                           December 2001                              1.05:1

                            March 2002                                1.10:1
                             June 2002                                1.10:1
                          September 2002                              1.15:1
                           December 2002                              1.15:1

                            March 2003                                1.20:1
                             June 2003                                1.20:1
                          September 2003                              1.20:1
                           December 2003                              1.20:1

                            March 2004                                1.25:1
                             June 2004                                1.30:1
                          September 2004                              1.30:1
                           December 2004                              1.30:1

                            March 2005                                1.35:1
                             June 2005                                1.40:1
                          September 2005                              1.40:1
                           December 2005                              1.40:1

                            March 2006                                1.40:1
                             June 2006                                1.40:1
                          September 2006                              1.40:1
                           December 2006                              1.40:1

                            March 2007                                1.40:1
                             June 2007                                1.40:1
                          September 2007                              1.40:1
               December 2007 and each Fiscal Quarter                  1.40:1
                            thereafter

     SECTION 5.12. Leverage Ratio. At no time during any period set forth below shall the Leverage Ratio be greater than the ratio set forth opposite such period below:

                  Fiscal Quarter Ending Closest to                     Ratio
                  --------------------------------                     -----
                           September 2000                             6.50:1
                           December 2000                              6.50:1

                             March 2001                               6.50:1
                             June 2001                                6.25:1
                           September 2001                             6.00:1
                           December 2001                              6.00:1

                             March 2002                               6.00:1
                             June 2002                                5.75:1
                           September 2002                             5.75:1
                           December 2002                              5.75:1

                             March 2003                               5.75:1
                             June 2003                                5.50:1
                           September 2003                             5.50:1
                           December 2003                              5.50:1

                             March 2004                               5.25:1
                             June 2004                                5.00:1
                           September 2004                             5.00:1
                           December 2004                              5.00:1

                             March 2005                               4.75:1
                             June 2005                                4.50:1
                           September 2005                             4.50:1
                           December 2005                              4.50:1

                             March 2006                               4.50:1
                             June 2006                                4.50:1
                           September 2006                             4.50:1
                           December 2006                              4.50:1

                             March 2007                               4.50:1
                             June 2007                                4.50:1
                           September 2007                             4.50:1
               December 2007 and each Fiscal Quarter                  4.50:1
                            thereafter

     SECTION 5.13. Minimum Consolidated EBITDA. Consolidated EBITDA for any Test Period ending on the last day of a Fiscal Quarter set forth below will not be less than the amount set forth opposite such period below:

                  Fiscal Quarter Ending Closest to                    Amount
                  --------------------------------                    ------
                           September 2000                           $98,500,000
                           December 2000                           $100,000,000

                             March 2001                            $102,500,000
                             June 2001                             $105,000,000
                           September 2001                          $107,500,000
                           December 2001                           $110,000,000

                             March 2002                            $112,500,000
                             June 2002                             $115,000,000
                           September 2002                          $117,500,000
                           December 2002                           $117,500,000

                             March 2003                            $120,000,000
                             June 2003                             $122,500,000
                           September 2003                          $122,500,000
                           December 2003                           $122,500,000

                             March 2004                            $125,000,000
                             June 2004                             $125,000,000
                           September 2004                          $125,000,000
                           December 2004                           $125,000,000

                             March 2005                            $125,000,000
                             June 2005                             $125,000,000
                           September 2005                          $125,000,000
                           December 2005                           $125,000,000

                             March 2006                            $125,000,000
                             June 2006                             $125,000,000
                           September 2006                          $125,000,000
                           December 2006                           $125,000,000

                             March 2007                            $125,000,000
                             June 2007                             $125,000,000
                           September 2007                          $125,000,000
               December 2007 and each Fiscal Quarter               $125,000,000
                             thereafter

     SECTION 5.14. Restricted Payments. Neither the Borrower nor any Subsidiary will declare or make any Restricted Payment, except that any Subsidiary of the Borrower (x) may pay cash dividends or other distributions ("Dividends") to the Borrower or any Wholly-Owned Subsidiary of the Borrower, (y) if the Subsidiary is not a Wholly-Owned Subsidiary, may pay cash Dividends to its shareholders generally so long as the Borrower or any such Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based on its relative holdings of equity interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary) and (z) after an Initial Public Offering, the Borrower may pay Dividends in an amount not to exceed the lesser of (i) $5,000,000 in any Fiscal Year and (ii) the Available ECF Amount. In addition, the Recapitalization shall be permitted.

     SECTION 5.15. Investments; Restricted Acquisitions. Neither the Borrower nor any Subsidiary will (a) hold, make or acquire any Investment or (b) consummate or agree to consummate any Restricted Acquisition except:

                  (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

                 (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

                (iii) the Borrower and its Subsidiaries may enter into agreements relating to Derivatives Obligations which are determined in good faith by the Borrower to be non-speculative in nature;

                 (iv) any Guarantor may make intercompany loans and advances to, and other Investments in the Borrower or any other Guarantor (and may make Restricted Acquisitions of any other Guarantor), and the Borrower may make intercompany loans and advances to, and other Investments in and Restricted Acquisitions of any Guarantor;

                  (v) any Subsidiary may make Investments and Restricted Acquisitions to the extent permitted by Section 5.04(ii);

                 (vi) any Foreign Subsidiary may make any Investment in or Restricted Acquisition of any other Foreign Subsidiary;

                (vii) the Borrower and its Subsidiaries may acquire and own Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (viii) the Borrower and its Subsidiaries may make Investments in and Restricted Acquisitions of Foreign Subsidiaries and Foreign Joint Ventures in an amount not to exceed $30,000,000 minus (i) the aggregate amount of Investments made by the Borrower or any of its Domestic Subsidiaries, net of Debt and, without duplication, Capitalized Lease Obligations assigned to, and assumed by, the respective Foreign Subsidiary or Foreign Joint Venture in connection therewith pursuant to this Section 5.15(viii) after the Initial Borrowing Date, minus (ii) the aggregate amount of Debt or other obligations (whether absolute, accrued, contingent or otherwise and whether or not due) of any Foreign Subsidiary or Foreign Joint Venture for which the Borrower or any of its Domestic Subsidiaries is liable, minus (iii) all payments made by the Borrower or any of its Domestic Subsidiaries in respect of Debt or other obligations of the respective Foreign Subsidiary or Foreign Joint Venture after the Initial Borrowing Date, plus (iv) to the extent the Borrower or one or more other Obligors (after the respective Investment has been made) receives a cash return from the respective Foreign Subsidiary or Foreign Joint Venture of amounts previously invested pursuant to this clause (viii) (which cash return may be made by way of sale or other disposition of such investment or repayment of principal in the case of loans and cash equity returns (whether as a distribution, dividend or redemption) in the case of equity investments), then the amount of such return of investment shall apply to increase the available basket hereunder, provided that the aggregate amount of increases to the available basket hereunder shall not exceed the amount of returned investment and, in no event, shall the amount of the increases made to the available basket hereunder in respect of any Investment exceed the amount previously invested pursuant to this clause (viii);

                 (ix) additional Investments and Restricted Acquisitions provided that:

                  (a)immediately after any such Investment or Restricted Acquisition is made or acquired (any such Investment or Restricted Acquisition permitted by this clause (x), a "Permitted Acquisition") is consummated, the sum, without duplication, of the aggregate amount expended by the Borrower and its Domestic Subsidiaries with respect to Permitted Acquisitions (including the value of Capital Stock of the Borrower used to make Permitted Acquisitions) after the date hereof does not in the aggregate exceed the sum of (w) the proceeds of any issuance of Capital Stock not required to be applied to the repayment of Loans pursuant to Section 2.10(d) and actually used to pay consideration owing in connection with such Permitted Acquisition, (x) the Available ECF Amount, (y) Retained Asset Sale Proceeds received in connection with Asset Sales to the extent not reinvested in other assets pursuant to the first proviso in Section 2.10(d) and sale proceeds received from the sale of certain non-strategic assets identified to the Lenders prior to the Effective Date to the extent permitted by Section 5.07(b)(vi) and (z) an additional aggregate amount for all such Permitted Acquisitions equal to $150,000,000; and

                  (b) in the case of a Permitted Acquisition, (A) the Person whose assets, securities or other equity interests are acquired by the Borrower or its Subsidiaries is engaged in substantially the same line of business activity as the Borrower and its Subsidiaries or any other line or lines of business activity involving the manufacture and distribution of packaging products and materials, plastic products and materials, specialty chemicals, other disposable products, and related materials and related businesses; (B) immediately after such Permitted Acquisition is consummated, the Unutilized Revolving Loan Commitment shall not be less than $20,000,000; (C) if the Permitted Acquisition is structured as an acquisition of capital stock or other equity interest of another Person, the Borrower and/or its Domestic Subsidiaries shall own all of the capital stock or other equity interests of the Person so acquired; and (D) no Default shall exist and be continuing at the time of the consummation of such Permitted Acquisition immediately prior to giving effect thereto and the Borrower would be in compliance with Sections 5.11 through 5.13, inclusive, after the Fixed Charge Coverage Ratio, Leverage Ratio and Consolidated EBITDA are each adjusted with respect to such Permitted Acquisition on the date of consummation or proposed consummation thereof (the "Transaction Date") as follows: in calculating Consolidated EBITDA, Consolidated Interest Expense and Consolidated Capital Expenditures, (1) the incurrence of any Debt incurred in connection with such Permitted Acquisition and the application of the proceeds therefrom shall be assumed to have occurred on the first day of the period of four consecutive Fiscal Quarters (or other period) for which such amounts are required to be determined in accordance with the definitions of Fixed Charge Coverage Ratio and Leverage Ratio (the "Reference Period"), (2) pro forma effect shall be given to any Permitted Acquisition (including adjustments to operating results permitted to be made in accordance with generally accepted accounting principles and any pro forma cost savings which the Borrower reasonably expects to realize and the inclusion of which the Agent (and, if such expected pro forma cost savings are in excess of $5,000,000, the Required Lenders) have consented (such consents not to be unreasonably withheld or delayed)) which occurs during the Reference Period or subsequent to the Reference Period and prior to the Transaction Date as if such Permitted Acquisition had occurred on the first day of the Reference Period, (3) the incurrence of any Debt during the Reference Period or subsequent to the Reference Period and prior to the Transaction Date and the application of the proceeds therefrom shall be assumed to have occurred on the first day of such Reference Period and (4) Consolidated Interest Expense attributable to any Debt (whether existing or being incurred) bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation had been the applicable rate for the entire period, unless such Person or any of its Subsidiaries is a party to an interest rate swap or cap or similar agreement (which shall remain in effect for the twelve month period after the Transaction Date) which has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used.

         At least twenty days prior to the closing date for any Permitted Acquisition (or, in the case of any Permitted Acquisition that occurs within 20 days after the Initial Borrowing Date, within such time as the Borrower and the Agent agree), the Borrower shall have delivered to the Lenders (i) a compliance certificate certifying the Borrower's compliance with the provisions of this Agreement, including, without limitation, Sections 5.11 through 5.13, inclusive, after giving effect on a pro forma basis to such Permitted Acquisition and (ii) a report of the chief executive officer or chief accounting officer of the Borrower, in a form and providing sufficient detail and justification for the information provided therein, including assumptions, as shall be found to be reasonable by the Agent in its good faith discretion after completion of reasonable due diligence, establishing (x) the basis for such certification and (y) that after giving effect to such Permitted Acquisition and the financing therefor, the Borrower shall be in compliance at the end of each Fiscal Year until the Termination Date with the covenants contained in Sections 5.11 through 5.13, inclusive.

                 (x) the Borrower and its Subsidiaries may acquire and hold debt and/or other similar non-cash consideration in connection with Asset Sales permitted pursuant to Section 5.07(b)(iii);

                  (xi) so long as no Default or Event of Default exists or would exist immediately after giving effect to the respective Investment, the Borrower and its Domestic Subsidiaries shall be permitted to make Investments in any Domestic Joint Venture on any date in an amount not to exceed the Available Domestic JV Basket Amount on such date (after giving effect to all prior and contemporaneous adjustments thereto, except as a result of such Investment), it being understood and agreed that to the extent the Borrower or one or more other Obligors (after the respective Investment has been made) receives a cash return from the respective Joint Venture of amounts previously invested pursuant to this clause
         (xi) (which cash return may be made by way of sale or other disposition of such investment or repayment of principal in the case of loans and cash equity returns (whether as a distribution, dividend or redemption) in the case of equity investments), then the amount of such return of investment shall apply to increase the Available Domestic JV Basket Amount, provided that the aggregate amount of increases to the Available Domestic JV Basket Amount described above shall not exceed the amount of returned investment and, in no event, shall the amount of the increases made to the Available Domestic JV Basket Amount in respect of any Investment exceed the amount previously invested pursuant to this clause (xi);

                (xii) so long as no Default then exists or would result therefrom, in addition to the Investments permitted pursuant to preceding clauses (i) through (xi), the Borrower and its Subsidiaries may make additional Investments in one or more Persons, so long as all such Investments (determined without regard to any write-downs or write-offs) do not exceed in aggregate amount $10,000,000 at any time outstanding;

               (xiii) loans and advances to employees of the Borrower or any of its Subsidiaries in the ordinary course of business not to exceed $1,000,000 in aggregate principal amount at any time outstanding; and

                (xiv) any Investment of the Borrower or any of its Subsidiaries existing as of the Effective Date.

     SECTION 5.16. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment in (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise), lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to the Borrower or such Subsidiary as could have been obtained from a third party that was not an Affiliate; provided that the foregoing provisions of this Section shall not prohibit (i) Restricted Payments to the extent permitted by Section
5.14 and payments permitted pursuant to the proviso to the definition of "Restricted Payments", (ii) Loans made and other transactions entered into between the Borrower and its Subsidiaries, or between such Subsidiaries, to the extent permitted by Sections 5.10 and 5.15, (iii) transactions among the Borrower and the Guarantors, (iv) transactions among Foreign Subsidiaries, (v) reasonable fees and compensation paid to, and indemnities provided on behalf of, officers, directors and employees of the Borrower and its Subsidiaries as determined in good faith by the board of directors of the Borrower or an authorized executive officer, as the case may be, or (vi) so long as no Default has occurred and is continuing, payments by the Borrower, not exceeding $600,000 in the aggregate in any Fiscal Year, required to be made to Tekni-Plex Partners LLC or MST/TP Partners LLC or their respective affiliates, partners or members.

     SECTION 5.17. Limitation on Restrictions Affecting Subsidiaries. Neither the Borrower nor any of its Subsidiaries will enter into, or suffer to exist, any agreement with any Person, other than this Agreement or the other Loan Documents, which prohibits or limits the ability of any Subsidiary to (a) pay dividends or make other distributions to, or pay any Debt owed to, the Borrower or any Subsidiary, (b) make loans or advances to the Borrower or any Subsidiary, (c) transfer any of its properties or assets to the Borrower or any Subsidiary or (d) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired (other than, in the case of clause (c) or (d) above, with respect to assets subject to consensual Liens permitted under Section 5.09); provided that the foregoing shall not apply to (i) restrictions existing under or by reason of applicable law, (ii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower, (iii) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business, (iv) restrictions in effect on the date of this Agreement contained in the New Senior Subordinated Notes Indenture, the Existing 9 1/4% Senior Subordinated Notes Indenture, the Existing 11 1/4% Senior Subordinated Notes Indenture, or any other Debt existing on the Effective Date (and any replacement or refinancing of the foregoing so long as (x) such refinancing is permitted by Section 5.10, (y) the principal amount of such refinancing Debt does not exceed the principal amount of the Debt being refinanced (except for the amount of any premium required to be paid pursuant to the terms of such Debt, plus expenses reasonably incurred by the issuer of such Debt, in connection with such replacement or refinancing) and (z) such restrictions are no more restrictive than those relating to the Debt being refinanced), (v) restrictions applicable to an acquired entity or its assets in effect at the acquisition thereof by the Borrower or a Subsidiary and not incurred (or modified) in contemplation of such acquisition, (vi) restrictions in any agreement or instrument evidencing Debt permitted by
Section 5.10(f) or 5.10 (g) and (vii) customary provisions contained in an agreement which has been entered into for the sale or disposition of all or substantially all of the capital stock or assets of any Subsidiary to the extent such sale is permitted pursuant to Section 5.07.

     SECTION 5.18. Limitation on Issuance of Capital Stock. (a) The Borrower shall not issue (i) any preferred stock (other than Qualified Preferred Stock) or (ii) any redeemable common stock (except to the extent redeemable only at the option of the Borrower).

     (b) No Subsidiary of the Borrower shall issue, or permit any of their Subsidiaries to issue, any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary and
(iii) to qualify directors or issuances to foreign nationals, in each case to the extent required by applicable law; provided, the foregoing shall not prohibit Investments and Restricted Acquisitions in Foreign Joint Ventures and

Domestic Joint Ventures permitted pursuant to Section 5.15(viii) and 5.15(xi), respectively. All capital stock issued in accordance with this Section 5.18 shall, to the extent required by the Pledge Agreement, be delivered to the Agent for pledge pursuant to the Pledge Agreement.

     SECTION 5.19. Limitation on Voluntary Payments and Modifications of Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to:

                  (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any New Senior Subordinated Notes (it being understood that such notes may be exchanged for new New Senior Subordinated Notes in accordance with the exchange provisions of the New Senior Subordinated Notes Documents) or Bridge Financing, except, in the case of payments of the Bridge Financing in accordance with Section 2.10(d), with the proceeds of New Senior Subordinated Notes or Qualified Additional Equity, in each case issued after the Initial Borrowing Date, or any Existing Senior Subordinated Notes, provided (x) to the extent the aggregate outstanding principal balance of Existing Senior Subordinated Notes does not exceed $2,500,000, prepayments of the Existing Senior Subordinate Notes may be made in an aggregate amount not to exceed $2,500,000 and (ii) the Existing 9 1/4 Senior Subordinated Notes Tender Offer Repurchases and Existing 11 1/4% Senior Subordinated Notes Tender Offer Repurchases may be consummated pursuant to Section 3.01(viii) and (ix);

                 (ii) make (or give any notice in respect of) any prepayment or redemption of New Senior Subordinated Notes, Bridge Financing or Existing Senior Subordinated Notes as result of any asset sale, change of control or similar event (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due any New Senior Subordinated Notes, Bridge Financing or Existing Senior Subordinated Notes; provided that the proviso to preceding clause (i) shall be equally applicable to this clause (ii); or

                (iii) amend or modify, or permit the amendment or modification of, any provision of any New Senior Subordinated Note Document, Bridge Financing Document, the Existing 9 1/4% Senior Subordinated Notes Indenture or the Existing 11 1/4% Senior Secured Notes Indenture, except (i) if only the respective trustee's consent is required pursuant to the respective indenture, the consent of the Agent (and not the Required Lenders) shall be required to permit any of the foregoing and (ii) if consent of any noteholders is required pursuant to the respective indenture, the consent of the Required Lenders (not to be unreasonably withheld) shall be required to permit any of the foregoing.

     SECTION 5.20. Limitation on Fixed-Price Contracts. Excluding contracts, purchase orders and arrangements in respect of which and to the extent the Borrower or any Subsidiary has entered into non-speculative option, swap or other hedging arrangements, the Borrower will not, and will not permit any of its Subsidiaries to, enter into any contract, purchase order or other arrangement providing for delivery more than 15 months after the effective date thereof pursuant to which the Borrower or any Subsidiary agrees to manufacture, produce, supply, sell, distribute or otherwise transfer any material or product at a fixed price that may not be adjusted to reflect fluctuations in market conditions and such Person's cost of goods sold if the aggregate contract price to be paid under all such arrangements during any fiscal year would exceed 10% of the consolidated net sales of the Borrower and its Subsidiaries during such year.

     SECTION 5.21. End of Fiscal Years; Fiscal Quarters. The Borrower will, for financial reporting purposes, cause each of its Fiscal Years to end on the Friday closest to the last Business Day in June of each year and (ii) each of its fiscal quarters to end the Friday closest to the last Business Day in each September, December, March and June; provided that the Borrower may change its financial reporting periods one time after the Initial Borrowing Date so long as the Borrower and the Agent agree on new dates (if the Agent deems new test dates to be appropriate) to test the financial covenants under this Agreement (and thereafter distribute such revised dates to the Lenders and such covenants shall be deemed amended to incorporate such revised dates).

     SECTION 5.22. Further Assurances. (a) The Borrower will, and will cause each of the other Obligors to, at the Borrower's sole cost and expense, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment and transfers as the Agent shall from time to time request, which may be necessary in the reasonable judgment of the Agent from time to time to assure, perfect, convey, assign and transfer to the Agent the property and rights conveyed or assigned pursuant to the Collateral Documents, or which may facilitate the performance of the terms of the Collateral Documents, or the filing, registering or recording of the Collateral Documents. Without limiting the foregoing, the Borrower shall, if requested by the Agent, use all reasonable efforts to deliver to the Agent waivers of contractual and statutory landlord's, landlord's mortgagee's and warehouseman's Liens in form and substance satisfactory to the Agent under each existing lease, warehouse agreement or similar agreement to which the Borrower is a party and each amendment, renewal or extension thereof, and with respect to each new lease to which the Borrower becomes a party.

     (b) All costs and expenses in connection with the grant of any security interests under the Collateral Documents, including, without limitation, reasonable legal fees and other reasonable costs and expenses in connection with the granting, perfecting and maintenance of any security interests under the Collateral Documents or the preparation, execution, delivery, recordation or filing of documents and any other acts as the Agent may reasonably request in connection with the grant of such security interests, shall be paid by the Borrower promptly upon demand.

     (c) The Borrower will not, and will not permit any of its Subsidiaries to, enter into or become subject to any agreement which would impair their ability to comply, or which would purport to prohibit them from complying, with the provisions of this Section.

     (d) The Borrower will cause each Domestic Subsidiary acquired, established or created after the Initial Borrowing Date (i) to become a party to this

Agreement as guarantor by executing a supplement hereto in form and substance satisfactory to the Agent and (ii) to enter into a Security Agreement and any other agreements as may be necessary or desirable in order to grant (subject to and to the extent permitted by restrictions permitted by Section 5.17 hereof, and subject to Liens permitted by Section 5.09 hereof) perfected first priority security interests upon all of its assets to secure its obligations hereunder. In addition, the Borrower will pledge, or cause to be pledged, pursuant to a Pledge Agreement (or a comparable pledge agreement in form and substance satisfactory to the Agent), all of the capital stock or other equity interests of each Subsidiary (or, in the case of a Foreign Subsidiary, 66-2/3% of the voting stock and all non-voting stock or other equity interests) owned by the Borrower or any Domestic Subsidiary. The Borrower shall cause each such Subsidiary to take such actions as may be necessary or desirable to effect the foregoing within 30 days after such Subsidiary is acquired, including, without limitation, causing such Subsidiary to (x) execute and deliver to the Agent such number of copies as the Agent may specify of such supplements, Security Agreement, Pledge Agreement and other documents creating security interests and
(y) deliver such certificates, evidences of corporate action or other documents as the Agent may reasonably request, all in form and substance satisfactory to the Agent, relating to the satisfaction of the Borrower's obligations under this Section. Upon compliance by the Borrower with the provisions of this subsection (d), Schedule 3 shall be deemed to have been amended to reflect that such Subsidiary is a Guarantor.

     (e) On or before the 30th day following the Initial Borrowing Date, Plastic Specialties and Technologies Investments, Inc. shall have pledged to the Agent pursuant to the Pledge Agreement or other documentation reasonably satisfactory in form and substance to the Collateral Agent, 65% of the voting stock and 100% of the non-voting stock, in each case, to the extent owned by Plastic Specialties and Technologies Investments, Inc. on the Initial Borrowing Date, of Colorite Plastics Canada Ltd., Teckni-Plex Europe, N.V. and Colorite Europe Limited; provided that the stock of Colorite Europe Limited shall not be required to be pledged pursuant hereto to the extent such stock has been transferred to Tekni-Plex Europe, N.V. in accordance with the provisions hereof on or prior to the 30th day following the Initial Borrowing Date.

     (f) The Borrower shall cause to be delivered to Lender's counsel within 60 days of the Closing Date: Surveys relating to Carroll County, Tennessee and Johnston County, North Carolina properties which are recent "as-built" surveys that comply with the current Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys relating to Carroll County, Tennessee and Johnston County, North Carolina properties and that are otherwise in form and substance reasonably satisfactory to the Agent.

     SECTION 5.23. De Minimis Subsidiaries. Notwithstanding anything to the contrary stated herein, a De Minimis Subsidiary of the Borrower shall not be required to comply with any of the covenants set forth in this Article V (other than Section 5.10) or the representations and warranties set forth in Article IV; provided, however, that the amount of Investments into any De Minimis Subsidiary shall not exceed $250,000 and the aggregate amount of all Investments into De Minimis Subsidiaries shall not exceed $1,000,000.

                                   ARTICLE VI

                                    Defaults

     SECTION 6.01. Events of Defaults. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Borrower shall fail to pay when due any principal of any Loan or any LC Reimbursement Obligation, or shall fail to pay within five days of the date when due any interest, fee or other amount payable by it hereunder;

                  (b) the Borrower shall fail to observe or perform any covenant contained in Article 5, other than those contained in Sections 5.01 through 5.06, or any Obligor shall fail to observe or perform any covenant contained in Section 4(A) or 4(J) of the Security Agreement or Section 5(B) of the Pledge Agreement;

                  (c) any Obligor shall fail to observe or perform any covenant or agreement (other than those covered by clause (a) or (b) above) contained in the Loan Documents and such default shall continue unremedied for a period of at least 15 days after the Agent gives notice thereof to the Borrower at the request of any Lender;

                  (d) any representation, warranty, certification or statement made by any Obligor in any Loan Document or in any certificate, financial statement or other document delivered pursuant to any Loan Document shall prove to have been incorrect in any material respect when made (or deemed made);

                  (e) the Borrower or any Subsidiary shall fail to make one or more payments in respect of Material Financial Obligations when due or within any applicable grace period;

                  (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                  (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

                  (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $12,500,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any material Plan; or a condition described in Section 4042(a)(1)-(3) or ERISA shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which causes one or more members of the ERISA Group to incur a current payment obligation in excess of $12,500,000 and such payment obligation shall continue unsatisfied and unstayed for a period of 15 days;

                  (j) judgments or orders for the payment of money exceeding $12,500,000 in aggregate amount shall be rendered against the Borrower or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days;

                  (k) any Lien created by any of the Collateral Documents shall at any time fail to constitute a valid and (to the extent required by the Collateral Documents) perfected Lien prior to all other Liens except for Permitted Liens (as defined in the Security Agreement) on any material part of the Collateral purported to be subject thereto, securing the obligations purported to be secured thereby, with the priority required by the Loan Documents, or any Obligor shall so assert in writing;

                  (l) the Borrower or any Subsidiary of the Borrower incurs after the date hereof Environmental Liabilities in excess of $12,500,000 in the aggregate, which Environmental Liabilities would, under GAAP, be reflected in the financial statements (or the footnotes thereto) of the Borrower;

                  (m) (1) so long as Tekni-Plex Partners, LLC has not liquidated or unwound or otherwise distributed its shares of capital stock of the Borrower, Tekni-Plex Management LLC ceases to be the sole managing member of Tekni-Plex Partners LLC; (2) at any time prior to an Initial Public Offering, members of the Control Group shall cease to own, directly or indirectly, more than fifty percent (50%) of the economic interest in the Borrower; (3) members of the Control Group shall cease to control directly or indirectly more than fifty percent (50%) of the shares of capital stock of the Borrower entitled (excluding stock that is entitled to vote only upon the occurrence of a contingency that has not yet occurred) to vote in the election of a majority of the members of the board of directors of the Borrower;

         provided that on or after an Initial Public Offering, such voting stock interest in the Borrower held by members of the Control Group may be reduced to not less than a thirty percent (30%) voting stock interest in the Borrower; (4) any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act), excluding from such group any members of the Control Group, shall have acquired after the date hereof, beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of the lesser of (x) more than 40% of the outstanding shares of common stock of the Borrower or
         (y) a greater voting stock interest in the Borrower than is held by members of the Control Group; or (5) during any period of twelve consecutive calendar months, individuals who were directors of the Borrower on the first day of such period ("Initial Directors") or who were nominated for election by a majority of the Initial Directors (other than any such Initial Directors who shall have died, become incapacitated or resigned for family, health or other personal reasons prior to such nomination), shall cease to constitute a majority of the Borrower's board of directors; or (6) a "change of control" or similar event shall occur under the New Senior Subordinated Notes Indenture or the Bridge Financing Documents; provided that in no event shall a "Governance Change", within the meaning of the Tekni-Plex Partners LLC Agreement or the MST/TP Partners LLC Agreement, in each case as in effect on the Effective Date, be deemed to be a Change of Control hereunder; or

                  (n) at any time Tekni-Plex Partners LLC shall make any Investment financed with the proceeds of Capital Contributions (as defined in the Tekni-Plex Partners LLC Agreement) made in respect of Remaining Capital Commitments (as defined in the Tekni-Plex Partners LLC Agreement) outstanding on the Effective Date immediately after giving effect to the Transaction, other than Investments in the Borrower and the Borrower's Subsidiaries or Investments in cash or Cash Equivalents;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent shall, upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent or any Lender to enforce its claims against any Obligor, except as otherwise specifically provided for in this Agreement (provided, that if an Event of Default specified in Section 6.01(g) or (h) shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Commitment Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder (including LC Reimbursement Obligations) to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) enforce, as Agent, any or all of the Liens and security interests created pursuant to the Collateral Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; (v) direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 6.01(g) or (h) with respect to the Borrower, it will pay) to the Agent at the Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations in respect of Letters of Credit then outstanding, as is equal to the Stated Amount of all Letters of Credit then outstanding; and (vi) apply any cash collateral held in the Collateral Account pursuant to Section 2.10 in satisfaction of the Obligations.

     SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.


                                  ARTICLE VII

                                   The Agent

     SECTION 7.01. Appointment and Authorization. Each Lender irrevocably appoints and authorizes the Agent to enter into and act as its agent in connection with the Collateral Documents and to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

     SECTION 7.02. Agent and Affiliates. The Agent shall have the same rights and powers under the Loan Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and the Agent and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent and the terms "Lender" and "Required Lenders" shall include the Agent in its individual capacity.

     SECTION 7.03. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

     SECTION 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for any obligor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     SECTION 7.05. Liability of Agent. Neither the Agent nor any of its affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Lenders (or such different number of Lenders as any provision hereof expressly requires for such consent or request) or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with the Loan Documents or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Obligor; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Agent; or
(iv) the validity, effectiveness or genuineness of the Loan Documents or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, facsimile or similar writing) believed by it to be genuine or to be signed by the proper party or parties. Without limiting the generality of the foregoing, the use of the term "agent" or "Agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

     SECTION 7.06. Indemnification. The Lenders shall, ratably in accordance with their respective "percentages" as used in determining Required Lenders (computed without adjustment for Non-Defaulting Lenders and Defaulting Lenders) indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (each an "indemnitee") (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitee's gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Loan Documents or any action taken or omitted by such indemnitees thereunder. The agreements in this
Section 7.06 should survive the termination of this Agreement and the other Loan Documents and the payment of all Obligations.

     SECTION 7.07. Credit Decision. Each Lender acknowledges that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to make Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents. The Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial condition, prospects or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     SECTION 7.08. Successor Agent. Subject to the appointment of and acceptance of appointment by a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon receipt of such notice, the Required Lenders shall have the right with, so long as no Default has occurred and is continuing, the consent of the Borrower (not to be unreasonably withheld or delayed), to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent resigns as Agent hereunder, the provisions of this Article shall inure to its benefit as to actions taken or omitted to be taken by it while it was Agent.

     SECTION 7.09. Agent's Fee. The Borrower shall pay to the Agent, for its own account, fees in the amounts and at the times previously agreed upon by the Borrower and the Agent.


                                  ARTICLE VIII

                            Change in Circumstances

     SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or before the first day of any Interest Period for any Euro-Dollar Loan:

                  (a) The Agent is advised by the Reference Lenders that deposits in dollars (in the applicable amounts) are not being offered to the Reference Lenders in the London interbank market for such Interest Period, or

                  (b) Lenders holding 50% or more of the aggregate principal amount of the affected Loans advise the Agent that the Adjusted London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Lenders of funding their Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Lenders to make Euro-Dollar Loans or to continue or convert outstanding Loans as or into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Agent at least two (2) Business Days before the date of any affected Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

     SECTION 8.02. Illegality. If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Lender (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Lender shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until such Lender notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans or continue outstanding Loans as Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Lender shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If such notice is given, each Euro-Dollar Loan of such Lender then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day.

     SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) or any LC Issuing Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit (including letters of credit and participations therein) extended by, any Lender (or its Applicable Lending Office) or any LC Issuing Bank or shall impose on any Lender (or its Applicable Lending Office) or any LC Issuing Bank or the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans or its obligations hereunder in respect of Letters of Credit and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) or such LC Issuing Bank of making or maintaining any Euro-Dollar Loan or issuing or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Lender (or its Applicable Lending Office) or such LC Issuing Bank under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank or LC Issuing Bank to be material, then, within 15 days after demand by such Lender or LC Issuing Bank (with a copy to the Agent), the Borrower shall pay to such Lender or LC Issuing Bank such additional amount or amounts as will compensate such Lender or LC Issuing Bank for such increased cost or reduction.

     (b) If any Lender shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender (or its parent) as a consequence of such Lender's obligations hereunder to a level below that which such Lender (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender (with a copy to the Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction.

     (c) Each Lender and LC Issuing Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender or LC Issuing Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender or LC Issuing Bank, be otherwise disadvantageous to it. A certificate of any Lender or LC Issuing Bank claiming compensation under this section and setting forth the additional amount or amounts to be paid to it hereunder and the basis therefor shall be conclusive in the absence of manifest error; provided that no Lender shall be required to disclose information that it considers in its sole discretion to be confidential. In determining such amount, such Lender or LC Issuing Bank may use any reasonable averaging and attribution methods.

     SECTION 8.04. Taxes. (a) For the purposes of this Section, the following terms have the following meanings:

                    "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by any Obligor pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Lender Party, taxes imposed on its net income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which it is organized or in which its principal executive office is located or, in which its Applicable Lending Office is located and (ii) in the case of each Lender, any United States withholding tax imposed on such payment, but not excluding any portion of such tax that exceeds the United States withholding tax which would have been imposed on such a payment to such Bank under the laws and treaties in effect when such Lender first becomes a party to this Agreement.

                    "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution, delivery, registration or enforcement of, or otherwise with respect to, any Loan Document.

     (b) Subject to Section 8.04(e), all payments by any Obligor to or for the account of any Lender Party hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if any Obligor shall be required by law to deduct any Taxes or Other Taxes from any such payment, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Lender Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Obligor shall make such deductions, (iii) such Obligor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) such Obligor shall promptly furnish to the Agent, at its address specified in or pursuant to Section 10.01, to the extent available, the original or a certified copy of a receipt evidencing payment thereof or any other document reasonably requested by the Agent.

     (c) Subject to Section 8.04(e), Obligors agree to indemnify each Lender Party for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Lender Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Lender Party makes demand therefor, which demand shall be accompanied by a statement providing an explanation of the facts and calculations that form the basis for such demand. Such statement shall be final, conclusive and binding on the Obligors absent manifest error.

     (d) (i) if a Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, then each such Lender organized under the laws of a jurisdiction outside the United States, before it signs and delivers this Agreement in the case of each Lender listed on the signature pages hereof and before it becomes a Lender in the case of each other Lender, and, from time to time thereafter, before any Lender designates a new Euro-Dollar Lending Office which is an Affiliate or if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide each of the Borrower and the Agent with Service Form W-8ECI or Form W-8BEN, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which exempts such Lender from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Lender or certifying that the income receivable by it pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States or (ii) if such Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and which intends to claim exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", then each such Lender, at such times specified in clause (i) above as are appropriate, shall provide each of the Borrower and the Agent with a Form W-8BEN, or any subsequent versions thereof or successors thereto (and, if such non-U.S. Lender delivers a Form W-8, a certificate representing that such non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, and is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code of the Borrower), properly completed and duly executed by such non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on payments of interest by the Borrower under this Agreement and the other Loan Documents.

     (e) For any period with respect to which a Lender has failed to provide the Borrower or the Agent with the appropriate form referred to in Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring after the date on which such form originally was required to be provided), no Obligor shall be required to increase any payment to such Lender pursuant to Section 8.04(b)(i) and such Lender shall not be entitled to indemnification under Section 8.04(b) or 8.04(c) with respect to Taxes imposed by the United States; provided that if a Lender that is otherwise exempt from, or subject to a reduced rate of, withholding tax becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall, at such Lender's expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

     (f) If any Obligor is required to pay additional amounts to or for the account of any Lender pursuant to this Section as a result of a change in law or treaty occurring after such Lender first became a party to this Agreement, then such Lender will, at the Borrower's request and expense, change the jurisdiction of its Applicable Lending Office if, in the sole judgment of such Lender, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Lender.

     (g) Upon the reasonable request of the Borrower, and at the Borrower's expense, a Lender Party shall use reasonable efforts to cooperate with the Borrower with a view to obtain a refund of any Taxes or Other Taxes which were not correctly or legally imposed and for which the Borrower has indemnified such Lender Party under this Section 8.04 if obtaining such refund would not, in the sole judgment of the Lender Party, be disadvantageous to such Lender Party; provided that nothing in this Section 8.04(g) shall be construed to require any Lender Party to institute any administrative proceeding (other than the filing of a claim for any such refund) or judicial proceeding to obtain any such refund. If a Lender Party shall receive a refund from a taxing authority (as a result of any error in the imposition of Taxes or Other Taxes by such taxing authority) of any Taxes or Other Taxes paid by the Borrower pursuant to subsection 8.04(b) or (c) above, such Lender Party shall promptly pay to the Borrower the amount so received without interest (other than interest received from the taxing authority with respect to such refund) and net of out-of-pocket expenses; provided that such Lender Party shall only be required to pay to the Borrower such amounts as such Lender Party in its sole discretion, determines are attributable to Taxes or Other Taxes paid by the Borrower. In the event such Lender Party or the Agent is required to repay the amount of such refund (including interest, if any), the Borrower, upon the request of such Lender Party or the Agent (as the case may be), agrees to promptly return to such Lender Party or the Agent the amount of such refund and interest, if any (plus penalties, interest and other charges imposed in connection with the repayment of such amounts by such Lender Party or the Agent).

     (h) Notwithstanding the foregoing, nothing in this Section 8.04 shall be construed to (i) entitle the Borrower or any other persons to any information determined by any Lender Party or the Agent, in its sole discretion, to be confidential or proprietary information of such Lender Party or the Agent, to any tax or financial information of any Lender Party or the Agent or to inspect or review any books and records of any Lender Party or the Agent, or (ii) interfere with the rights of any Lender Party or the Agent to conduct its fiscal or tax affairs in such manner as it deems fit.

     SECTION 8.05. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Lender to make, or to continue or convert outstanding Loans as or to, Euro-Dollar Loans has been suspended pursuant to
Section 8.02 or (ii) any Lender has demanded compensation under Section 8.03 or
8.04 with respect to its Euro-Dollar Loans, and in any such case the Borrower shall, by at least five Business Days' prior notice to such Lender, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, all Loans which would otherwise be made by such Lender as (or continued as or converted to) Euro-Dollar Loans shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Lender). If such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Lender.

     SECTION 8.06. Replacement of Lender. (x) If any Lender becomes a Defaulting Lender, (y) upon the occurrence of any event giving rise to the operation of Section 8.03 or 8.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs or other compensation in excess of those being generally charged by the other Lender or any Lender's obligations are suspended pursuant to Section 8.02 or (z) in the case of a refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to this Agreement which has been approved by the Required Lenders as provided in Section 10.05(b), the Borrower shall have the right, if no Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") reasonably acceptable to the Agent, provided that (i) any replacement pursuant to this Section 8.06 shall be required to comply with the requirements of Section 10.06(b) and at the time of any replacement pursuant to this Section 8.06, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 10.06(b) (and with all fees payable pursuant to said Section 10.06(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of
(A) the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (B) all LC Reimbursement Obligations that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) all accrued, but theretofore unpaid fees owing to the Replaced Lender pursuant to Section 2.07, (y) the respective LC Issuing Bank an amount equal to such Replaced Lender's RL Percentage of any LC Reimbursement Obligation (which at such time remains an LC Reimbursement Obligation) with respect to a Letter of Credit issued by it to the extent such amount was not theretofore funded by such Replaced Lender and
(z) the Swingline Lender an amount equal to such Replaced Lender's RL Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender, and (ii) all obligations (including, without limitation, all such amounts, if any, due and owing under Section 2.13) of the Borrower due and owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Agent pursuant to Section 10.11 and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, (x) the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 2.13, 7.06, 8.03, 8.04 and 10.03), which shall survive as to such Replaced Lender and
(y) Schedule I hereto shall be deemed modified to reflect the changed

Commitments (and/or outstanding Term Loans, as the case may be) resulting from the assignment from the Replaced Lender to the Replacement Lender.


                                   ARTICLE IX

                                    Guaranty

     SECTION 9.01. The Guaranty. Each Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of any and all of the Guaranteed Obligations. Upon failure by the Borrower or any other Guarantor to pay punctually any such amount, each Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement or the other Loan Documents or the respective Guaranteed Derivatives Agreement. This Guaranty constitutes a guaranty of payment and not of collection. This Guaranty is a continuing one and shall be deemed ratified and recertified upon the receipt of any Investment in a Guarantor by the Borrower or any Subsidiary and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

     SECTION 9.02. Guaranty Unconditional. The obligations of each Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Guaranteed Obligation, by operation of law or otherwise;

                 (ii) any modification or amendment of or supplement to any Guaranteed Obligation;

                (iii) to the extent permitted by law, any release, impairment, non-perfection or invalidity of any direct or indirect security for any Guaranteed Obligation;

                 (iv) any change in the corporate existence, structure or ownership of the Borrower or any other Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any other Guarantor or their respective assets or any resulting release or discharge of any Guaranteed Obligation;

                  (v) the existence of any claim, set-off or other rights which such Guarantor may have at any time against the Borrower, any other Guarantor, the Agent, any LC Issuing Bank, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                 (vi) any invalidity or unenforceability of all or any part of the Guaranteed Obligations, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Guarantor of all or any part of the Guaranteed Obligations; or

                (vii) any other act or omission to act or delay of any kind by the Borrower, any other Guarantor, the Agent, any LC Issuing Bank, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

     SECTION 9.03. Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. Each Guarantor's obligations hereunder shall remain in full force and effect until the Total Commitment and all Guaranteed Derivatives Agreements have been terminated, no Note or Letter of Credit remains outstanding and all Guaranteed Obligations shall have been paid in full. If at any time any amount paid in respect of the Guaranteed Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

     SECTION 9.04. Waiver by Each Guarantor. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Guarantor or any other Person.

     SECTION 9.05. Subrogation and Contribution. Until all
Guaranteed Obligations shall have been paid in full, each Guarantor agrees not to enforce or exercise any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of the payee against the Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other Guarantor with respect to such payment.

     SECTION 9.06. Stay of Acceleration. If acceleration of the time for payment of any Guaranteed Obligation is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Agent made at the request of the Required Lenders or, after all Obligations have been repaid in full and the Total Commitment has been terminated, a majority of the holders of all outstanding obligations under Guaranteed Derivatives Agreements.

     SECTION 9.07. Limit of Liability. It is the desire and intent of each Guarantor that this Guaranty shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of each Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers, which laws would determine the solvency of each Guarantor by reference to the full amount of the Guaranteed Obligations at the time of the execution and delivery of this Guaranty), then the amount of the Guaranteed Obligations shall be deemed to be reduced and each Guarantor agrees to pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

     SECTION 9.08. Release upon Sale. Upon any sale by the Borrower or any of its Subsidiaries of any Guarantor owned by the Borrower and/or any of its Subsidiaries, in each case pursuant to a transaction permitted by this Agreement, such Guarantor shall automatically and without further action by any Lender or the Agent be released from its obligations as a Guarantor hereunder.

     SECTION 9.09. Additional Guarantors. It is understood and agreed that any Subsidiary of the Borrowers that is required to execute a counterpart of this Agreement after the date hereof pursuant to Section 5.22(d) shall promptly become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Agent. It is further understood and agreed that any failure by any Subsidiary to execute a counterpart of this Agreement as otherwise required pursuant to the terms hereof shall not affect the obligations of the Borrower or any other Guarantor.


                                   ARTICLE X

                                 Miscellaneous

     SECTION 10.01. Notices. All notices, requests and other communications to any party under any Loan Document shall be in writing (including bank wire, facsimile or similar writing) and shall be given to such party: (a) in the case of the Borrower or the Agent, at its address or facsimile number set forth on the signature pages hereof, (b) in the case of any Guarantor, in care of the Borrower, (c) in the case of any Lender, at its address or facsimile number set forth in its Administrative Questionnaire or (d) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by facsimile, when transmitted to the facsimile number referred to in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address referred to in this Section; provided that notices to the Agent or any LC Issuing Bank under Article 2 or Article 8, shall not be effective until received.

     SECTION 10.02. No Waivers. No failure or delay by any Lender Party in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 10.03. Expenses; Indemnification. (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent, in connection with the preparation and administration of the Loan Documents, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default thereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by each Lender Party, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

     (b) The Borrower agrees to indemnify each Lender Party, its respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of the Loan Documents or any actual or proposed use of any Letter of Credit or any proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder to the extent of such Indemnitee's own gross negligence or willful misconduct as determined by final judgment of a court of competent jurisdiction.

     (c) The Borrower hereby indemnifies each Indemnitee from and against and agrees to hold each of them harmless from any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and reasonable fees and disbursements of counsel) of any Indemnitee arising out of, in respect of or in connection with any and all Environmental Liabilities. Without limiting the generality of the foregoing, the Borrower hereby waives all rights for contribution or any other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or related to Environmental Laws that it might have by statute or otherwise against any Indemnitee.

     (d) To the extent that the undertaking to indemnify, pay or hold harmless any Indemnitee pursuant to this Section 10.03 may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

     SECTION 10.04. Sharing of Payments. Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents, or otherwise) which is applicable to the payment of the principal of, or interest on the Loans, LC Reimbursement Obligations or fees, of a sum which with respect to the related sum or sums received by other Lenders is a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Obligor to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such

Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

     SECTION 10.05. Amendment or Waiver; etc. (a) Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Obligor party thereto and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (with Obligations being directly affected in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note, or reduce the rate of interest or fees or extend the time of payment of interest or fees, or reduce the principal amount thereof (except to the extent repaid in cash) (it being understood that any amendment or modification to the definitions of "Leverage Ratio" and "Reduction Discount" set forth in this Agreement or to Section 1.02 may not result in a reduction in any rate of interest or fees for the purposes of this clause (i) without the consent of each Lender), (ii) release all or substantially all of the Collateral (except as expressly provided in the Loan Documents) under all the Collateral Documents, (iii) amend, modify or waive any provision of this
Section 10.05, (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall
(1) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase of the Commitment of such Lender), (2) without the consent of the Agent, amend, modify or waive any provision of Article 7 or any other provision as same relates to the rights or obligations of the Agent, (3) without the consent of the Swingline Lender, amend, modify or waive any provision relating to the rights or obligations with respect to Swingline Loans (including, without limitation, the obligations of other RL Lenders to fund Mandatory Borrowings), (4) without the consent of each LC Issuing Bank, amend, modify or waive any provision of
Section 2.16 or alter its rights or obligations with respect to Letters of Credit, (5) except in cases where additional extensions of term loans are being afforded substantially the same treatment afforded to the Term Loans pursuant to this Agreement as originally in effect, without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders or alter the required application of any prepayments or repayments (or commitment reductions), as between the various Tranches pursuant to Section
2.10 or 2.11 (excluding Sections 2.10(b) and (c)) (although the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered) or (6) without the consent of the Supermajority Lenders of the respective Tranche, amend the definition of Supermajority Lenders or waive or decrease the amount of any Scheduled Repayment of such affected Tranche.

     (b) If, in connection with any proposed change to, waiver, discharge or termination of any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 10.05(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described below, to replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 8.06 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination, provided that in any event the Borrower shall not have the right to replace a Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 10.05(a).

     SECTION 10.06. Benefit of Agreement; Assignments; Participation. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that, except with respect to assignments effected pursuant to a sale or disposition permitted pursuant to Section 5.07, neither any Guarantor (with assets in excess of $10,000,000 on the date of any such assignment), nor the Borrower may assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of the Lenders and, provided further, that, although any Lender may transfer or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Revolving Loan Commitments and/or outstanding Term Loans hereunder except as provided in Sections 8.06 and 10.06(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, provided further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default, or of a mandatory reduction in the Total Commitment, shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower, of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Collateral Documents (except as expressly provided in the Loan Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

     (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to its parent company and/or any Affiliate of such Lender which is at least 50% owned by such Lender or its parent company or to one or more other Lenders (or in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by such Lender or the same investment advisor of such Lender or by an Affiliate of such investment advisor) or (y) assign all, or if less than all, a portion equal to at least (A) in the case of assignments of Tranche A Term Loans or a portion of the Total Revolving Loan Commitment (or, if the Total Revolving Loan Commitment has terminated, related outstanding obligations), $5,000,000 of such Tranche A Term Loans or Revolving Commitments and/or related outstanding Obligations (or, if less, the entire remaining amount of such assignors Tranche A Term Loans and Revolving Loan Commitment) and (B) in the case of assignments of Tranche B Term Loans, $2,000,000 of such Tranche B Term Loans hereunder (or, if less, the entire remaining amount of such assignor's Tranche B Term Loans) to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that, (i) at such time Schedule I shall be deemed modified to reflect the Commitments (or outstanding Term Loans, as the case may be) of such new Lender and of the existing Lenders, (ii) upon the surrender of the relevant Notes by the assigning Lender (or receipt of a customary indemnity agreement in the case of lost or misplaced notes), new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 2.15 (with appropriate modifications) to the extent needed to reflect the revised Commitments (or outstanding Term Loans, as the case may be), (iii) the consent of the Agent and, so long as no Default then exists, the Borrower shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (y) above other than with respect to assignments effected by MGT within 10 days of the Initial Borrowing Date pursuant to the primary syndication (each of which consents shall not be unreasonably withheld or delayed), (iv) the consent of the Swingline Lender and each LC Issuing Bank shall be required in connection with any assignment of all or any portion of the Revolving Loan Commitments (such consents not to be unreasonably withheld or delayed), (v) the Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500, and (vi) no such transfer or assignment will be effective until recorded by the Agent on the Register pursuant to Section 10.11. To the extent of any assignment pursuant to this Section 10.06(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 10.06(b) to a Person which is not already a Lender hereunder and which is not a person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the Borrower the appropriate Internal Revenue Service Forms described in Section 8.04(d). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 8.06 or this Section 10.06(b) would, at the time of such assignment, result in increased costs under Article 8 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

     (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Agent, any Lender which is a fund may pledge all or any portion of its Loans or Notes to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

     SECTION 10.07. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION 10.08. Counterparts; Integration; Effectiveness; Amendment and Restatement. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective on the date (the "Effective Date") when the Agent has received from each of the parties hereto a counterpart hereof signed by such party or facsimile or other written confirmation satisfactory to the Agent confirming that such party has signed a counterpart hereof. If all of the lenders under the Existing Credit Agreement are or become Lenders under this Agreement on the Effective Date, then the Existing Credit Agreement shall be amended and restated in its entirety to be this Agreement, and should be superseded hereby.

     SECTION 10.09. Confidentiality. Each Lender Party agrees to keep any information delivered or made available by the Borrower pursuant to or in connection with this Agreement confidential from anyone other than persons employed or retained by such Lender Party who are engaged in evaluating, approving, structuring or administering the credit facility contemplated hereby; provided that nothing herein shall prevent any Lender Party from disclosing such information (a) to any other Lender Party, (b) to any other Person if reasonably incidental to the administration of the credit facility contemplated hereby, (c) upon the order of any court or administrative agency or as otherwise required by law, (d) upon the request or demand of any regulatory agency or authority, (e) which had been publicly disclosed other than as a result of a disclosure by any Lender Party prohibited by this Agreement, (f) in connection with any litigation to which any Lender Party or its subsidiaries or Parent may be a party, (g) to the extent necessary in connection with the exercise of any remedy hereunder, (h) to legal counsel and independent auditors and (i) subject to obtaining a prior written agreement for the benefit of the Borrower on terms substantially similar to those contained in this Section, to any actual or proposed participant in the Loan or Assignee.

     SECTION 10.10. Waiver of Jury Trial. EACH OBLIGOR AND EACH LENDER PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 10.11. Register. The Borrower hereby designates the Agent to serve as the Borrower's agent, solely for the purposes of this Section 10.11, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lenders. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall be recorded by the Agent on the Register only upon the acceptance by the Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 10.06(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrower agrees to indemnify the Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Agent in performing its duties under this Section 10.11 except to the extent of the Agent's gross negligence or willful misconduct.

     SECTION 10.12. Survival. All indemnities set forth herein including, without limitation, in Sections 2.13, 7.06 and 10.03 and in Article 8 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    TEKNI-PLEX, INC., as Borrower



                                    By    /s/ Dr. F. Patrick Smith
                                       ---------------------------
                                       Name:      F. Patrick Smith
                                       Title:     Chief Executive Officer
                                       Address:   201 Industrial Parkway
                                                  Somerville, NJ 08876
                                                  Attn: Dr. F. Patrick Smith
                                       Facsimile: (908) 722-4736


                                    PURETEC CORPORATION
                                    NATVAR HOLDINGS, INC.
                                    TRI-SEAL HOLDINGS, INC.
                                    PLASTIC SPECIALITIES AND TECHNOLOGIES, INC.
                                    BURLINGTON RESINS, INC.
                                    PLASTIC SPECIALTIES AND TECHNOLOGIES
                                      INVESTMENTS, INC.
                                    PURE TECH APR, INC.
                                    MULTI CONTAINER RECYCLER, INC.
                                    COAST RECYCLING NORTH, INC.
                                    DISTRIBUTORS RECYCLING, INC.
                                    REI DISTRIBUTORS, INC.
                                    PURE TECH RECYCLING OF CALIFORNIA
                                    ALUMET SMELTING CORPORATION,
                                         as Guarantors


                                    By    /s/ Dr. F. Patrick Smith
                                       -----------------------------------------
                                       Name:      F. Patrick Smith
                                       Title:     Chief Executive Officer
                                       Address:   201 Industrial Parkway
                                                  Somerville, NJ  08876
                                                  Attn: Dr. F. Patrick Smith
                                       Facsimile: (908) 722-4736

                                    MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK, as Lender,
                                      Agent and LC Issuing Bank



                                    By  /s/ Colleen Galle
                                       -----------------------------------------
                                       Name:      Colleen Galle
                                       Title:     Vice President
                                       Address:   60 Wall Street
                                                  New York, NY 10260
                                                  Attn: Colleen Galle
                                       Facsimile: (212) 648-5005

                                                                     SCHEDULE 1


                                  COMMITMENTS



                               Tranche           Tranche           Revolving
                               A Term Loan       B Term Loan         Loan
         Lender                Commitment        Commitment       Commitment
         ------                ----------        ----------       ----------


Morgan Guaranty Trust
Company of New York
                              $100,000,000       $244,000,000    $100,000,000

Total:                        $100,000,000       $244,000,000    $100,000,000
                              ============       ============    ============

                                                                      SCHEDULE 2

                           DEBT TO REMAIN OUTSTANDING

                                                                       AMOUNT
                                                                    OUTSTANDING
                                                                       AS OF
                    DEBT INSTRUMENTS                              EFFECTIVE DATE

--------------------------------------------------------------------------------

1. Loan agreement dated as of December 24, 1996 between N.V.            $426,980
Generale Bank ("Generale") and Action Technology Belgium N.V.
("ATB"); letter agreement dated November 30, 1995 from Plastic
Specialties and Technologies, Inc. and Plastic Specialties and
Technologies Investments, Inc. to Generale; basic agreement for middle long term and long term Loans dated as of December 11, 1995 between Generale and ATB; credit facility dated as of January 21, 1997 between Generale and ATB; credit facility dated as of March 4, 1994 between Bank Brussel Lambert and ATB

--------------------------------------------------------------------------------

2. Conditional sale contract dated March 4, 1996 between Pomini         $688,489
SpA and Action Technology Italia SpA ("ATI"); conditional sale contract dated June 14, 1996 between Rutil S.R.L. and ATI;
conditional sale contract dated December 19, 1995 between C.E.A.B.
SRL and ATI; and conditional sale contract dated December 21, 1995 between Proteo SRL and ATI, each relating to the financing provided by Mediocredito Lombardo SpA; and loan agreement dated May 29, 1997 between Generale and ATI and the documents related thereto, including, without limitation, the Guarantee by ATB

--------------------------------------------------------------------------------

3. Facility letter dated as of October 1, 1997 among                  $1,369,890
Ulster Bank Markets Limited, Ulster Bank Limited, Colorite
Europe Limited and PureTec Corporation and the documents related thereto, including, without limitation, the Guarantee by PureTec
Corporation

--------------------------------------------------------------------------------

4. Loan facility dated as of May 23, 1996 between Colorite            $3,760,727
Europe Limited ("CEL") and the Industrial Development Board for
Northern Ireland and the documents related thereto, including, without limitation, the Guarantee by Pure Tech International
Inc. and Ozite Corporation, the written undertakings by Pure
Tech International Inc. and the letter of comfort from Pure Tech
International Inc.

--------------------------------------------------------------------------------

5. Cdn $1,000,000 Pureplast (Canada) Letter of Credit issued by       $95,952
the Bank of Montreal on October 30, 1997

--------------------------------------------------------------------------------

                                                                      SCHEDULE 3


                             DOMESTIC SUBSIDIARIES


1. PureTec Corporation (Delaware)
2. Plastic Specialties and Technologies, Inc. (Delaware)
3. Burlington Resins, Inc. (Delaware)
4. Plastic Specialties and Technologies Investments, Inc. (Delaware)
5. Pure Tech APR, Inc.* (New York)
6. Multi Container Recycler, Inc.* (Michigan)
7. Coast Recycling North, Inc.* (California)
8. Distributors Recycling, Inc. (New Jersey)
9. REI Distributors, Inc. (New Jersey)
10. Pure Tech Recycling of California* (California)
11. Alumet Smelting Corporation* (New Jersey)
12. Natvar Holdings, Inc. (Delaware)
13. Tri-Seal Holdings, Inc. (Delaware)

______________
* De Minimis Subsidiary


                              FOREIGN SUBSIDIARIES


1. Colorite Plastics Canada Ltd. (Canada)
2. Tekni-Plex, Europe, N.V. (Belgium)
3. Action Technology Italia SpA (Italy)
4. Colorite Europe Limited (N. Ireland)
5. PurePlast Acquisition Limited (Canada)

                             CORPORATE ORGANIZATION

      List of the Direct Subsidiaries of the Borrower and Each Subsidiary

Tekni-Plex, Inc. (Delaware):
---------------------------
PureTec Corporation (Delaware)
PurePlast Acquisition Limited (Canada)
Natvar Holdings, Inc. (Delaware)
Tri-Seal Holdings, Inc. (Delaware)

PureTec Corporation (Delaware):
------------------------------
Plastic Specialties and Technologies, Inc. (Delaware)
Burlington Resins, Inc. (Delaware)

Plastic Specialties and Technologies, Inc. (Delaware)
-----------------------------------------------------
Pure Tech APR, Inc.* (New York)
Multi Container Recycler, Inc.* (Michigan)
Pure Tech Recycling of California* (California)
REI Distributors, Inc. (New Jersey)
Plastic Specialties and Technologies Investments, Inc. (Delaware)

Pure Tech Recycling of California* (California):
-----------------------------------------------
Coast Recycling North, Inc.* (California)

REI Distributors, Inc. (New Jersey):
-----------------------------------
Distributors Recycling, Inc. (New Jersey)
Alumet Smelting Corporation* (New Jersey)

Plastic Specialties and Technologies Investments, Inc. (Delaware):
-----------------------------------------------------------------
Colorite Plastics Canada Ltd. (Canada)
Tekni-Plex, Europe, N.V. (Belgium)
Colorite Europe Limited** (N. Ireland)

Tekni-Plex, Europe, N.V. (Belgium):
----------------------------------
Action Technology Italia SpA (Italy)
Colorite Europe Limited** (N. Ireland)

_______________
*  De Minimis Subsidiary
** The Preferred Stock of Colorite Europe Limited is owned by Tekni-Plex, Europe, N.V. The Common Stock of Colorite Europe Limited is owned by Plastic Specialties and Technologies Investments, Inc., but will be transferred to Tekni-Plex, Europe, N.V. on or about July 1, 2000.

                                                                      SCHEDULE 4
                                 EXISTING LIENS


------------------------------------------------------------------------------------------------------------------------------------
Debtor Name              Secured Party                      Jurisdiction             File Number              File Date
------------------------------------------------------------------------------------------------------------------------------------
Alumet Smelting          Midlantic National Bank            Essex County, NJ         58394, 58394             08/26/88,
Corporation              (assignee of New Jersey                                     (continuation)           08/09/93
                         Economic Development Authority)
------------------------------------------------------------------------------------------------------------------------------------
Alumet Smelting          Midlantic National Bank            Secretary of State, NJ   1210526, 1210526         08/25/88,
Corporation              (assignee of New Jersey                                     (continuation)           08/11/93
                         Economic Development Authority)
------------------------------------------------------------------------------------------------------------------------------------
American Gasket          Siemens Credit Corp.               Secretary of State, IL   003445684                09/12/95
& Rubber
------------------------------------------------------------------------------------------------------------------------------------
Burlington               Citicorp Dealer Finance            Secretary of State, NJ   1730317                  10/28/96
Resins, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distributors             Foley Incorporated                 Secretary of State, NJ   1496991                  02/22/93
Recycling, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distributors             UJB Leasing Corporation            Secretary of State, NJ   1502563                  03/24/93
Recycling, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distributors             UJB Leasing Corporation            Secretary of State, NJ   1515592                  06/15/93
Recycling, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Distributors             Caterpillar Financial              Secretary of State, NJ   15276819                 08/23/93
Recycling, Inc.          Services Corporation
------------------------------------------------------------------------------------------------------------------------------------
Distributors             UJB Leasing Corporation            Secretary of State, NJ   1502563                  03/24/93
Recycling, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging          Petula Associates, Ltd.            Dallas County, TX        003490                   07/01/98
Corp.
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging          Toyota Motor Credit Corp.          Department of            93-039-0646              02/08/93
Corp.                                                       Licensing, WA
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging          VISY Recycling Inc.                Gwinett County, GA       67-1995-8683             08/09/95
Corp.
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging          Bruce J. Nixson, MD                Gwinett County, GA       BK 903 PG 022            5/28/98
Corp.                    VS. Mildred E. Bailey c/o
                         Dolco Packaging
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging          Caterpillar Financial              Secretary of State, NJ   1912809                  06/16/99
Corp.                    Services Corp.
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging          Caterpillar Financial              Secretary of State, NJ   1930666                  09/17/99
Corp.                    Services Corp.
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging          Crow-Redbird Associates            Secretary of State, TX   124400                   06/25/93
Corp.                    & Petula Associates, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging          Crow-Redbird Associates            Secretary of State, TX   682518                   07/01/98
Corp.                    & Petula Associates, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Orange County Tax Collector        Orange County, CA        92-792412                11/19/92
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Orange County Tax Collector        Orange County, CA        92-792413                11/19/92
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties                                         San Juan, Puerto Rico
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Hyster Credit Company              Secretary of State, CA   9714160535               05/19/97
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Forsythe / McArthur                Secretary of State, IL   3014098, 3644570         07/29/92,
and Technologies, Inc.   Associates, Inc.                                            (continuation)           01/29/97
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Siemans Credit Corporation         Secretary of State, IL   3303697                  09/09/94
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Siemans Credit Corporation         Secretary of State, IL   3445684                  09/12/95
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Associates Leasing Inc.            Secretary of State, IL   3571172                  07/26/96
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Citicorp Dealer Finance            Secretary of State, NJ   1624155                  03/16/95
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Associates Leasing, Inc.           Secretary of State, NJ   1645182                  07/07/95
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      IBM Credit Corporation             Secretary of State, NJ   1662101                  10/13/95
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Associates Leasing, Inc.           Secretary of State, NJ   1663608                  10/20/95
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Associates Leasing, Inc.           Secretary of State, NJ   1663610                  10/20/95
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Associates Leasing, Inc.           Secretary of State, NJ   1669477                  11/28/95
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Associates Leasing, Inc. / V       Secretary of State, NJ   1669502                  11/30/95
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Associates Leasing, Inc. / V       Secretary of State, NJ   1682280                  02/14/96
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Siemens Credit Corporation         Secretary of State, NJ   1686200                  03/07/96
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Associates Leasing, Inc.           Secretary of State, NJ   1695666                  05/01/96
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Associates Leasing, Inc. / V       Secretary of State, NJ   1706439                  06/24/96
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Caterpillar Financial Services     Secretary of State, NJ   1718584                  08/23/96
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties       Crown Credit Company              Secretary of State, NJ   1720169                  09/05/96
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Hyster Credit Company              Secretary of State, NJ   1741521                  12/27/96
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Tennant Company                    Secretary of State, NJ   1765654                  05/09/97
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Associates Leasing, Inc.           Secretary of State, NJ   1786419                  08/15/97
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Siemens Credit Corporation         Secretary of State, NJ   1814892                  11/24/97
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Caterpillar Financial              Secretary of State, NV   9613519                  08/26/96
and Technologies, Inc.   Services Corporation
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Toyota Motor Credit Corp.          Secretary of State of NY 069662                   04/02/98
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties and  Toyota Motor Credit Corp.          Suffolk County, NY       98-05734                 04/01/98
Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties and  Sun Financial Group Inc.           Secretary of State, TX   9300123155,              06/24/93,
Technologies, Inc.                                                                   9300123155               05/19/94
                                                                                     (assignment to The
                                                                                     CIT Group/Equipment
                                                                                     Financing, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties and  Tennant Company; D/B/A G.H.        Secretary of State, TX   9600175203               09/03/96
Technologies, Inc.       Tennant Company
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Huntington National Bank           Secretary of State, WV   0485818                  01/09/98
and Technologies, Inc.*
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties      Clark Credit Corp.                 Whitfield County, GA     101697                   10/31/94
and Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Plastron                 Crown Credit Company               Secretary of State, CA   9524360204               08/28/95
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech APR, Inc.      Yale Financial Services, Inc.      Secretary of State, NJ   1517444                  06/25/93
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech APR, Inc.      Yale Financial Services, Inc.      Secretary of State, NJ   1517448                  06/25/93
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech APR, Inc.      Yale Financial Services, Inc.      Secretary of State, NJ   1517449                  06/25/93
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech                Wasco Funding Corp.                Secretary of State, NJ   1505856                  04/16/93
International, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech                Yale Financial Services, Inc.      Secretary of State, NJ   1577626                  06/23/94
International, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech                NCS Plastics, Inc., as plaintiff   Suffolk County, NY       CEC-95-1653              12/15/97
International, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech Plastics       Toyota Motor Credit Corp.          Suffolk County, NY       069662                   04/02/98
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech Plastics       Toyota Motor Credit Corp.          Secretary of State, NY   069662                   04/02/98
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech SPP            Judgement - MA Department          Hamden County, MA        Bk10614 P584             12/17/98
Corporation              of Revenue
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech SPP            Judgement - MA Department          Hamden County, MA        Bk10779 P029             05/25/99
Corporation              of Revenue
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech SPP            STL - MA Department of Revenue     Secretary of             050056                   12/17/98
Corporation                                                 Commonwealth, MA
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech SPP            STL - MA Department of Revenue     Secretary of             052643                   5/12/99
Corporation                                                 Commonwealth, MA
------------------------------------------------------------------------------------------------------------------------------------
PurePlast, Inc.          Bank of Montreal                   Ontario Province,        057605589                10/05/93
                                                            Canada
------------------------------------------------------------------------------------------------------------------------------------
Tekni-Plex, Inc.         Energy Capital and Services, L.P.  Secretary of State, NJ   1683909                  02/26/96
------------------------------------------------------------------------------------------------------------------------------------
Tri-Seal International   Wasco Funding Corp.                Secretary of State, NY   249091                   12/1796
------------------------------------------------------------------------------------------------------------------------------------
Tri-Seal International   Wasco Funding Corp.                Secretary of State, NY   057188                   03/21/97
------------------------------------------------------------------------------------------------------------------------------------

Debtor Name                                          Collateral
------------------------------------------------------------------------------------------------------------------------------------
Alumet Smelting Corporation                          All funds deposited from time
                                                     to time in the 'Project
                                                     Fund' established pursuant
                                                     to "Indenture of Trust"
                                                     dated as of December 1,
                                                     1980
------------------------------------------------------------------------------------------------------------------------------------
Alumet Smelting Corporation                          All funds deposited from time
                                                     to time in the 'Project
                                                     Fund' established pursuant
                                                     to "Indenture of Trust"
                                                     dated as of December 1,
                                                     1980
------------------------------------------------------------------------------------------------------------------------------------
American Gasket & Rubber                             Copy on backorder
------------------------------------------------------------------------------------------------------------------------------------
Burlington Resins, Inc.                              Four used Kalmar model #ACE50 with 83X130"
                                                     Mast, 42" Forks, and Sideshifter; Six new
                                                     GNB Batteries model #18-85C23
------------------------------------------------------------------------------------------------------------------------------------
Distributors Recycling, Inc.                         One Caterpillar model 916, serial number
                                                     2XB1668, and all attachments and
                                                     accessories together with proceeds,
                                                     contract rights and chattel paper arising
                                                     out of the sale, lease or other
                                                     dispositions by the Debtor of the
                                                     foregoing described property; nothing
                                                     herein shall be construed as authorization
                                                     to dispose of the described collateral by
                                                     Debtor
------------------------------------------------------------------------------------------------------------------------------------
Distributors Recycling, Inc.                         Equipment described on attached Annex A
                                                     (screening machines, steel sheets,
                                                     channels, plates, etc...) to Schedule No.
                                                     001 to Master Lease Agreement dated as of
                                                     March 18, 1993, Master Lease No. 64738,
                                                     and to further include (i) all owners
                                                     manuals, operating instructions,
                                                     maintenance logs and warranties together
                                                     with all documents relating thereto, (ii)
                                                     all improvements, additions, attachments,
                                                     substitutions and replacements, now owned
                                                     or hereafter acquired
------------------------------------------------------------------------------------------------------------------------------------
Distributors Recycling, Inc.                         One 1984 Mikropul model 289S-12-20TRH dust
                                                     collector, s/n 840139, and to further
                                                     include (i) all owners manuals, operating
                                                     instructions, maintenance logs and
                                                     warranties together with all documents
                                                     relating thereto, (ii) all improvements,
                                                     additions, attachments, substitutions and
                                                     replacements, now owned or hereafter
                                                     acquired
------------------------------------------------------------------------------------------------------------------------------------
Distributors Recycling, Inc.                         One Caterpillar 916 Wheel Loader, S/n
                                                     2XB01668, and substitutions, replacements,
                                                     additions and accessions thereto now owned
                                                     or hereafter acquired and proceeds thereof
------------------------------------------------------------------------------------------------------------------------------------
Distributors Recycling, Inc.                         Equipment described on attached Annex A
                                                     (storage hopper, rotary glass dryer,
                                                     etc...), and to further include (i) all
                                                     owners manuals, operating instructions,
                                                     maintenance logs and warranties together
                                                     with all documents relating thereto, (ii)
                                                     all improvements, additions, attachments,
                                                     substitutions and replacements, now owned
                                                     or hereafter acquired
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging Corp.                                All types of goods, inventory, equipment,
                                                     fixtures, furniture, improvements, chattel
                                                     paper, products, and general intangibles,
                                                     and other personal property of Tenant now,
                                                     or hereafter situated on or relating to
                                                     Tenant's use of the premisses located at
                                                     4700 Westmooreland Drive, Dallas, TX.
                                                     There is a landlord's lien that has been
                                                     filed as a result of litigation between
                                                     Dolco and Petula.  A court judgment has
                                                     been entered in favor of Dolco permitting
                                                     it to own the property in question.  There
                                                     is no outstanding debt in relation to this
                                                     Lien.
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging Corp.                                Two 5FG15 forklifts #75479 and #75489
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging Corp.                                Selco V5-R 60" Vertical Baler
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging Corp.                                Judgment for $12,328.97 entered against
                                                     Mildred Bailey c/o Dolco Packaging.  Ms.
                                                     Bailey's wages have been garnished.  Dolco
                                                     owes no monies under the judgment and was
                                                     incorrectly named as a defendant.  Dolco
                                                     and the State Court of Gwinett County are
                                                     working to have Dolco removed from the
                                                     judgment.
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging Corp.                                (1) Caterpillar GC 25-LP Lift Truck S/N:
                                                     4EM90627and Substitutions, Replacements,
                                                     Additions, & Accessions thereto, no owned
                                                     or hereafter acquired, and proceeds
                                                     thereof. - 2 page Attachment
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging Corp.                                (1) Caterpillar FC-40 Lift Truck S/N:
                                                     5FB03350 and Substitutions, Replacements,
                                                     Additions, & Accessions thereto, no
                                                     owned or hereafter acquired, and proceeds
                                                     thereof. - 2 page Attachment
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging Corp.                                All types (or items) of property described
                                                     in attached paragraph 24 entitled
                                                     "Landlord's Lien" of property located at
                                                     4700 Westmoreland Rd., Dallas, TX 75237
------------------------------------------------------------------------------------------------------------------------------------
Dolco Packaging Corp.                                Amendment to Secured Party's Address -
                                                     All types (or items) of property described
                                                     in attached paragraph 24 entitled
                                                     "Landlord's Lien" of property located at
                                                     4700 Westmorreland Road, Dallas, TX 75237
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               Judgment lien in the amount of $6,544.25
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               Judgment lien in the amount of $6,285.16
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               Currently awaiting lien search results in
                                                     this jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One Hyster Lift Truck model with wheels,
                                                     tires, and all other attachments and
                                                     accessories
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               Computer, data processing,
                                                     telecommunications and other equipment
                                                     together with all attachments,
                                                     accessories, replacements, products and
                                                     proceeds thereof, from time to time leased
                                                     by Lessor to Lessee pursuant to Master
                                                     Equipment Lease Agreement No. F17486 dated
                                                     July 8, 1992 and various Schedules entered
                                                     into pursuant thereto; this filing is for
                                                     informational purposes only and shall not
                                                     of itself be a factor in determining
                                                     whether or not a lease is intended as
                                                     security
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               The property covered under Leasing
                                                     Schedule #620-0003201-000 to Master
                                                     Equipment Lease Agreement #620-0003200-000
                                                     between Debtor and Secured Party,
                                                     including ROLM 9200 model 230 Phone
                                                     System, and all accessories, attachments,
                                                     replacements, substitutions,
                                                     modifications, and additions thereto, now
                                                     or hereafter acquired, and all proceeds
                                                     thereof (including insurance proceeds)
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               The property covered under Leasing
                                                     Schedule #620-0003201-000 to Master
                                                     Equipment Lease Agreement #620-0003200-000
                                                     between Debtor and Secured Party,
                                                     including ROLM 9200 model 230 Phone System
                                                     as described in Vendor Quote FVGCIXU and
                                                     Installation Change Order, and all
                                                     accessories, attachments, replacements,
                                                     substitutions, modifications, and
                                                     additions thereto, now or hereafter
                                                     acquired, and all proceeds thereof
                                                     (including insurance proceeds)
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One New Komatsu forklift model FB18SH-6
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One Nissan Model 50KLP Forklift
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One New Advance Sweeper model 5100-6, s/n
                                                     0558567; together with all present and
                                                     future attachments, accessories,
                                                     replacement parts, additions, and all
                                                     chattel paper, documents, intangibles,
                                                     instruments, accounts, contract rights,
                                                     and leases now existing or hereafter
                                                     arising with respect to the above
                                                     collateral, and all rental payments, and
                                                     other income relating thereto or arising
                                                     therefrom, and all cash and non-cash
                                                     proceeds thereof
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               IBM equipment (including all addtions,
                                                     accessions, upgrades, and replacements)
                                                     referenced on IBM sup #229856 dated
                                                     09/22/95; filed pursuant to ss. 9-408 of the
                                                     UCC
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One Hyster S50XL Forklift s/n:
                                                     C187V11860S, GM LPG; Lever; 189" 3 Stage;
                                                     Sideshift; Lights; together with all
                                                     present and future attachments,
                                                     accessories, replacement parts, additions,
                                                     and all chattel paper, documents,
                                                     intangibles, instruments, accounts,
                                                     contract rights, and leases now existing
                                                     or hereafter arising with respect to the
                                                     above collateral, and all rental payments,
                                                     and other income relating thereto or
                                                     arising therefrom, and all cash and
                                                     non-cash proceeds thereof
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               Two Hyster S50XL Forklifts s/n:
                                                     C187V13650S, C187V13651S; GM LPG; Lever;
                                                     189" 3 Stage; Sideshift; Lights; 4 Way
                                                     Valve & Hose Group; together with all
                                                     present and future attachments,
                                                     accessories, replacement parts, additions,
                                                     and all chattel paper, documents,
                                                     intangibles, instruments, accounts,
                                                     contract rights, and leases now existing
                                                     or hereafter arising with respect to the
                                                     above collateral, and all rental payments,
                                                     and other income relating thereto or
                                                     arising therefrom, and all cash and
                                                     non-cash proceeds thereof
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One Hyster S50XL Forklift Truck s/n:
                                                     C187V15059S, GM; LPG; Lever; 189" 3 Stage;
                                                     Sideshift; together with all present and
                                                     future attachments, accessories,
                                                     replacement parts, additions, and all
                                                     chattel paper, documents, intangibles,
                                                     instruments, accounts, contract rights,
                                                     and leases now existing or hereafter
                                                     arising with respect to the above
                                                     collateral, and all rental payments, and
                                                     other income relating thereto or arising
                                                     therefrom, and all cash and non-cash
                                                     proceeds thereof
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One Advance Scrubber model 5100, s/n
                                                     1078258
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               Seven Nissan forklifts model C50KLP, s/n
                                                     905862, 906163, 906164, 906165, 906166,
                                                     906167, 906168
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               The property covered under Leasing
                                                     Schedule #620-0003201-000 to Master
                                                     Equipment Lease Agreement #620-0003200-000
                                                     between Debtor and Secured Party,
                                                     including ROLM 9200 model 230 Phone
                                                     System, and all accessories, attachments,
                                                     replacements, substitutions,
                                                     modifications, and additions thereto, now
                                                     or hereafter acquired, and all proceeds
                                                     thereof (including insurance proceeds)
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               Two Nissan model E30Y s/n 950078 and s/n
                                                     950079
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One Nissan model E30Y s/n 906799
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One New Caterpillar GP25LP Lift Truck s/n
                                                     4EM90406 and, substitutions, replacements,
                                                     additions and accessions thereto, now
                                                     owned or hereafter acquired, and proceeds
                                                     thereof.  This is a precautionary filing
                                                     and is not to be deemed as an admission by
                                                     any party that the lease agreement is
                                                     other than a true lease
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One Daewoo Model GS25S-188, Serial #0602555
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               Four New Hyster E30XM forklifts s/n
                                                     D114V01837T; D114V01841T; D114V01842T;
                                                     D114V01853T; 36 Volt; 171.5" 3 Stage;
                                                     Sideshift; Four Batteries; Four Chargers;
                                                     This filing is for informational purposes
                                                     only
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               Tennant Model 1868 Power Sweeper, equipped
                                                     with brush, located at 101 Railroad
                                                     Avenue, Ridgefield, NJ
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One 1997 Nissan model C50KLP, s/n 909128
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               The property covered under Leasing
                                                     Schedule #620-0003201-000 to Master
                                                     Equipment Lease Agreement #620-0003200-000
                                                     between Debtor and Secured Party,
                                                     including ROLM 9200 model 230 Phone
                                                     System, and all accessories, attachments,
                                                     replacements, substitutions,
                                                     modifications, and additions thereto, now
                                                     or hereafter acquired, and all proceeds
                                                     thereof (including insurance proceeds)
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One New Caterpillar GP25LP Lift Truck s/n
                                                     4EM90406 and substitutions, replacements,
                                                     additions and accessions thereto, now
                                                     owned or hereafter acquired, and proceeds
                                                     thereof; this is a precautionary filing
                                                     and is not to be deemed as an admission by
                                                     any party that the lease agreement is
                                                     other than a true lease
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               3 New Toyota Forklift, Model 42-6FGCU-25
                                                     S#72355, 72336, 72341, Dual Fuel gas &
                                                     LPG, fork 42" side shifter
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               3 New Toyota Forklift, Model 42-6FGCU-25
                                                     S#72355, 72336, 72341, Dual Fuel gas &
                                                     LPG, fork 42" side shifter
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               Forklift equipment located and described
                                                     below, leased pursuant to Lease Order No.
                                                     01, dated April 9, 1993 under Master Lease
                                                     Agreement dated April 9, 1993 between
                                                     Plastic Specialities and Technologies,
                                                     Inc, as Lessee, and Sun Financial Group,
                                                     Inc., as original Lessor; three C-50
                                                     Nissan cushion tire forklifts located at
                                                     700 Jewell Avenue, Waco, TX 76710
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               Tennant model 5700 XP Power Scrubber equipped
                                                     with Scrub head 700 D, Squeegee assembly,
                                                     standard batteries, standard charger, two
                                                     polypropylene brushes, located at 700
                                                     Jewel Rd., Waco, TX
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.*                              Attached Exhibit A - All goods, machinery,
                                                     equipment, furniture, fixtures, now owned
                                                     or hereafter acquired by Debtor, including
                                                     but not limited to, the items described on
                                                     attached Exhibits A-1 (bale breaker
                                                     conveyor, flake wash equipment, blue
                                                     washer, etc...) and A-2 (washers,
                                                     cylinders, silos, air compressors,
                                                     etc...); all replacements, attachments,
                                                     accessories, parts, equipment and tools
                                                     belonging thereto or for use in connection
                                                     with said Collateral, as well as all
                                                     substitutions, additions, and accessions;
                                                     all proceeds (including insurance proceeds
                                                     on the Collateral) arising from said
                                                     Collateral now owned or hereafter acquired
------------------------------------------------------------------------------------------------------------------------------------
Plastic Specialties
and Technologies, Inc.                               One New Clark TM 15 Battery Powered, s/n
                                                     TM247-0765-9058; 188" Triple Stage
                                                     Upright, 42" Forks, KW 18-125-17 battery,
                                                     Hobart 880C3-18 charger
------------------------------------------------------------------------------------------------------------------------------------
Plastron                                             1 Crown Life Truck Model RR3520-35 Serial
                                                     #1A158938

                                                     1 Deka Battery Model 18-125-13
                                                     Serial#1451GE

                                                     1 Hobart Charger Model 750M1-18 Serial
                                                     #295C508722
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech APR, Inc.                                  Two Yale Forklifts GLP040A with
                                                     sideshifter and all accessions, additions,
                                                     replacements and substitutions thereto and
                                                     therefor, and all proceeds, including
                                                     insurance proceeds, thereof
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech APR, Inc.                                  One new Yale Gas Forklift GLP040A with
                                                     sideshifter and all accessions, additions,
                                                     replacements and substitutions thereto and
                                                     therefor, and all proceeds, including
                                                     insurance proceeds thereof
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech APR, Inc.                                  One Yale Forklift GLP040A with sideshifter
                                                     and all accessions, additions,
                                                     replacements and substitutions thereto and
                                                     therefor, and all proceeds, including
                                                     insurance proceeds thereof
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech International, Inc.                        One Panasonic DBS System w/VSR Voice Mail
                                                     System
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech International, Inc.                        All equipment now or hereafter leased by
                                                     Lessor to Lessee, including, with
                                                     limitation, the following: one used Yale
                                                     Forklift GLP040A; and all accessions,
                                                     additions, replacements and substitutions
                                                     thereto and therefore and all proceeds,
                                                     including insurance proceeds, thereof
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech International, Inc.                        Judgment lien in the amount of $11,737.03.
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech Plastics                                   3 New Toyota Forklift, Model
                                                     42-6FGCU-25 S#72355, 72336, 72341, Dual
                                                     Fuel gas & LPG, fork 42" side shifter
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech Plastics                                   3 New Toyota Forklift, Model
                                                     42-6FGCU-25 S#72355, 72336, 72341,
                                                     Dual Fuel gas & LPG, fork 42" side
                                                     shifter
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech SPP Corporation                            $35,790.39
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech SPP Corporation                            $90.15
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech SPP Corporation                            $35,790.39
------------------------------------------------------------------------------------------------------------------------------------
Pure Tech SPP Corporation                            $90.15
------------------------------------------------------------------------------------------------------------------------------------
PurePlast, Inc.                                      UCC-1/Continuation
                                                     Inventory/Equipment/Accounts/Other/Motor
                                                     Vehicle Included
------------------------------------------------------------------------------------------------------------------------------------
Tekni-Plex, Inc.                                     Certain energy efficiency equipment and
                                                     contract rights defined in the Energy
                                                     Services Lease Agreement dated October 29,
                                                     1992, Notice of and Consent to Assignment
                                                     dated 12/22/95, and First Amendment to the
                                                     Energy Services Lease Agreement dated
                                                     12/22/95, for facility located at Church
                                                     Street Extension, Flemington, NJ
------------------------------------------------------------------------------------------------------------------------------------
Tri-Seal International                               Equipment (Schedule not included in Search
                                                     result)
------------------------------------------------------------------------------------------------------------------------------------
Tri-Seal International                               Equipment (Schedule not included in Search
                                                     result)
------------------------------------------------------------------------------------------------------------------------------------

---------
* The Debt secured by these Liens has been repaid in full and commitments with respect thereto have been terminated. The Borrower shall use its best efforts to file terminations within 30 days of the Initial Borrowing Date and, in no event, more than 60 days following the Initial Borrowing Date.

                                                                      SCHEDULE 5


                            PURETEC PROPERTIES OWNED


      Location                            Owner/Mortgagor
207 Brookhollow Industrial Blvd.          Plastic Specialties and Technologies
Dalton, Georgia                           Inc. ("PST")
1060 Route 10 East                        PST
Clinton, Illinois
[9509 and] 9611 Winona Avenue             PST
Schiller Park, Illinois
36 Beverly Road                           Burlington Resins, Inc.
Burlington, New Jersey
101 Railroad Avenue                       PST
Ridgefield, New Jersey 07657
18 Green Pond Road                        PST
Rockaway, New Jersey
700 Jewel Drive                           PST
Lot 2, Block 4,
Texas Central Addition
Waco, Texas

102 Airport Road                          PST
McKenzie, Tennessee 38210


                          TEKNI-PLEX PROPERTIES OWNED

      Location                            Owner/Mortgagor
20 Industrial Parkway                     Tekni-Plex, Inc.
Somerville, New Jersey 08876
Branchburg Township
112 Church Stret                          Tekni-Plex, Inc.
Flemington, New Jersey 08822
Raritan Township
2110 Patterson Street                     Tekni-Plex, Inc.
Decatur, Indiana
252 Mosca Road                            Tekni-Plex, Inc.
Lawrenceville, Georgia 30245
1121 South Columbia Street                Tekni-Plex, Inc.
Wenatchee, Washington 98801


                            NATVAR PROPERTIES OWNED

      Location                            Owner/Mortgagor
8720 U,S, Highway 70                Natvar Holdings, Inc.
Clayton, North Carolina 27520

                                                                      SCHEDULE 6


SUBSIDIARIES THAT ARE NOT IN GOOD STANDING

1.    Distributors Recycling, Inc.
2.    REI Distributors, Inc.
3.    Alumet Smelting Corporation
4.    Coast Recycling North, Inc.
5.    Pure Tech Recycling of California
6.    Multi Container Recycler, Inc.

INSOLVENT SUBSIDIARIES(1)

1.    Distributors Recycling, Inc.
2.    REI Distributors, Inc.
3.    Alumet Smelting Corporation
4.    Coast Recycling North, Inc.
5.    Pure Tech Recycling of California
6.    Multi Container Recycler, Inc.
7.    PureTec Corporation
8.    Pure Tech APR, Inc.

______________

(1)The reason for the insolvency in the case of each of these subsidiaries is intercompany debt and not debt with relation to third parties.

                                                                       EXHIBIT D
                                                         [CONFORMED AS EXECUTED]





                               SECURITY AGREEMENT


                  AGREEMENT dated as of June 21, 2000 between TEKNI-PLEX, INC. (with its successors, the "Borrower" and, together with any other Person which becomes a Grantor pursuant to Section 3(B), the "Grantors" and each a "Grantor") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent (with its successor in such capacity, the "Collateral Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, the Borrower, certain lenders (the "Lenders") and Morgan Guaranty Trust Company of New York, as Agent for such Lenders, are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "Credit Agreement"); and

                  WHEREAS, in order to induce said Lenders and Morgan Guaranty Trust Company of New York, as Agent for such Lenders, to enter into the Credit Agreement, each Grantor has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure the Grantors' obligations under the Credit Agreement and the obligations of the Borrower under the Notes issued pursuant thereto;

                  WHEREAS, the Borrowers may from time to time be party to one or more agreements with respect to Derivatives Obligations (each such agreement with respect to Derivatives Obligations with a Derivatives Creditor (as defined below), a "Derivatives Obligations Agreement") with any Lender or Lenders or an affiliate of Lender (even if any such Lender ceases to be a Lender under the Credit Agreement for any reason) and in each case their subsequent assigns (collectively, the "Derivatives Creditors" and together with the Lenders, the "Secured Creditors");


                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  Definitions

                  Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

                  "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by any Grantor, and shall also mean and include all accounts receivable, contract rights, book debts and other obligations or indebtedness owing to any Grantor arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of any Grantor's rights in, to and under all purchase orders for goods, services or other property, and all of any Grantor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and an unpaid seller's right of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to any Grantor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of such Grantor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

               "Class" shall have the meaning provided in Section 16 of this Agreement.

                  "Collateral" has the meaning set forth in Section 3.

                  "Copyright License" means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor has granted to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works based upon, display or publish any records or other materials on which a Copyright is in existence or may come into existence.

                  "Copyrights" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all intellectual property rights to works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to Exhibit E hereto, (ii) all reissues, renewals and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

                  "Copyright Security Agreement" means a Copyright Security Agreement executed and delivered by a Grantor in favor of the Collateral Agent, for the benefit of the Lenders, substantially in the form of Exhibit E hereto, as the same may be amended from time to time.

                  "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by any Grantor.

                  "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by any Grantor, including, without limitation, all motor vehicles, trucks, trailers and Rolling Stock (including Leased Rolling Stock).

                  "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by any Grantor, including, without limitation, (i) all obligations or indebtedness owing to any Grantor (other than Accounts) from whatever source arising, (ii) all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, rights in intellectual property, goodwill, trade names, brand names, service marks, trade secrets, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid, and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

                  "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by any Grantor.

                  "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by any Grantor, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

                  "LC Exposure" means, with respect to any Lender at any time, an amount equal to its ratable share of the Aggregate LC Exposure.

                  "Leased Rolling Stock" has the meaning set forth in Section 3(A).

                  "Loan Document Obligations" shall have the meaning provided in the definition of Secured "Obligations" in this Section 1.

                  "Patent License" means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor has granted to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence.

                  "Patents" means all of the following: (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to Exhibit C hereto, (ii) all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

                  "Patent Security Agreement" means the Patent Security Agreement executed and delivered by each Grantor in favor of the Collateral Agent, for the benefit of the Lenders, substantially in the form of Exhibit C hereto, as the same may be amended from time to time.

                  "Perfection Certificate" means a certificate substantially in the form of Exhibit A, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by the chief executive officer of each Grantor.

                  "Permitted Liens" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to Section 5.09 of the Credit Agreement.

                  "Pledgee" shall have the meaning provided in the Pledge Agreement.

                  "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including, without limitation, all claims of each Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

                  "Requisite Creditors" shall have the meaning provided in
         Section 16 of this Agreement.

                  "Rolling Stock" means all railcars, barges and other water carrier equipment, and all accessions, appurtenances and parts installed on and additions thereto, and replacements thereof, now owned or hereafter acquired by the Company.

                  "Rolling Stock Leases" has the meaning set forth in Section 3(A).

                  "Rolling Stock Revenues" means any monies, revenues, payments or credits now owned or hereafter acquired by any Grantor which are generated by or attributable to the Rolling Stock or Leased Rolling Stock, including, without limitation, railcar hire payments, mileage allowances, per diem mileage payments, empty mileage allowances, mileage credits and excess mileage credits, in each case whether now existing or hereafter arising.

                  "Secured Obligations" means (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Grantor, now existing or hereafter incurred under any Loan Document to which it is a party (all such obligations and liabilities under this clause (i) being herein collectively called the "Loan Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Grantor, now existing or hereafter incurred under, arising out of or in connection with any Derivatives Obligations Agreement designated by such Grantor and the related Derivatives Creditor as a "Secured Derivatives Obligations Agreement", including all obligations, if any, under a Guaranty in respect of any Derivatives Obligations Agreement (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Secured Derivatives Obligations"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral in accordance with Section 11; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of each Grantor referred to in clauses (i),
         (ii) and (iii) above after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement.

                  "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

                  "Trademark License" means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor has granted to any other Person, any right to use any Trademark.

                  "Trademarks" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to Exhibit D hereto, (iv) all reissues, extensions and renewals thereof, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

                  "Trademark Security Agreement" means the Trademark Security Agreement executed and delivered by each Grantor in favor of the Collateral Agent, for the benefit of the Lenders, substantially in the form of Exhibit D hereto, as the same may be amended from time to time.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  SECTION 2.  Representations and Warranties

                  Each Grantor represents and warrants as follows:

                  (A) The Grantors have good and marketable title to all of the Collateral, free and clear of any Liens other than Permitted Liens. Each Grantor has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

                  (B) No Grantor has performed any acts which would prevent the Collateral Agent from enforcing any of the terms of this Agreement or which would limit the Collateral Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens and other than documents or instruments in respect of which a termination statement or other termination document has been filed, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Grantors) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated hereby and warehousemen, carriers or other bailees may from time to time assert claims to or security interests in Collateral in their possession.

                  (C) On or prior to the Initial Borrowing Date under the Credit Agreement, the Grantors shall deliver a Perfection Certificate to the Collateral Agent. The information set forth therein shall be correct and complete.

                  (D) To the extent that the Collateral is subject to the UCC, the Security Interests constitute valid security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in Exhibit A shall have been filed in the offices specified in the Perfection Certificate, and this Agreement and any amendments hereto in appropriate form have been filed in the office of the Secretary of the Interstate Commerce Commission, with respect to any Rolling Stock, Leased Rolling Stock or Rolling Stock Leases, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC and the Interstate Commerce Act, prior to all other Liens and rights of others therein except for the Permitted Liens. When the Patent Security Agreement and the Trademark Security Agreement have been filed with the United States Patent and Trademark Office, the Security Interests shall constitute perfected security interests in all right, title and interest of the Grantors in Patents and Trademarks, prior to all other Liens and rights of others therein except for Permitted Liens. When a Copyright Security Agreement has been filed with the United States Copyright Office, the Security Interests shall constitute perfected security interests in all right, title and interest of the Grantors in Copyrights, prior to all other Liens and rights of others therein except for Permitted Liens.

                  (E) The Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

                  (F) The Grantors have produced or will produce all Inventory produced by them in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

                  SECTION 3.  The Security Interests

                  (A) In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of the Grantors hereunder and under the Credit Agreement, the Grantors hereby grant to the Collateral Agent for the ratable benefit of the Lenders a continuing security interest in and to all of the following property of the Grantors, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

                  (1) Accounts;

                  (2) Inventory;

                  (3) General Intangibles;

                  (4) Documents;

                  (5) Instruments;

                  (6) Equipment;

                  (7) All books and records (including, without limitation, customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer programs, printouts and other computer materials and records) of any Grantor pertaining to any of the Collateral;

                  (8) All insurance policies;

                  (9) All right, title, claims and benefits now owned or hereafter acquired by any Grantor in and to any railcar leases, subleases, rental agreements and car hire contracts in which any Grantor shall at any time have any interest, and any right, title, claim and benefits of any Grantor now owned or hereafter acquired in and to any management agreement concerning all such leases and agreements (collectively, "Rolling Stock Leases"); and all right, title and interest of any Grantor in the railcars and equipment provided pursuant to any Rolling Stock Leases ("Leased Rolling Stock"); in each case, including, without limitation, all rights of any Grantor to receive and apply any Rolling Stock Revenues attributable to any Leased Rolling Stock or pursuant to any Rolling Stock Leases;

                  (10) All rights now owned or hereafter acquired by any Grantor to receive and collect any Rolling Stock Revenues; and

                  (11) All Proceeds of all or any of the Collateral described in Clauses 1 through 10 hereof.

                  (B) The Borrower will cause any Domestic Subsidiary acquired or established after the Effective Date to take appropriate steps to (i) become a Guarantor pursuant to Section 5.22(d) of the Credit Agreement and a Grantor hereunder and (ii) immediately grant to the Collateral Agent for the ratable benefit of the Lenders a first priority security interest (subject to Permitted Liens and to restrictions permitted by Section 5.17 of the Credit Agreement) upon all of its assets that constitute Collateral as additional security for the Secured Obligations.

                  (C) The Security Interests are granted as security only and shall not subject the Collateral Agent or any Lender to, or transfer or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.

                  SECTION 4.  Further Assurances; Covenants

                  (A) No Grantor will change its name, identity or corporate structure in any manner unless it shall have given the Collateral Agent not less than 30 days' prior notice thereof and, if requested by the Collateral Agent, delivered an opinion of counsel with respect thereto in accordance with Section 4(L). No Grantor will change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the Collateral Agent not less than 30 days' prior notice thereof and, if requested by the Collateral Agent, delivered an opinion of counsel with respect thereto in accordance with Section 4(L). The Grantors shall not in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected, it being understood, however, that the Grantors shall be able to transfer cash to the extent permitted by the other provisions of this Agreement and the other Loan Documents.

                  (B) Each Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action, (including, without limitation, any filings with the United States Patent and Trademark Office, any filings with the United States Copyright Office, any filings with the Interstate Commerce Commission, any filings of financing or continuation statements under the UCC and any filings in, or agreements governed by the laws of, foreign jurisdictions) that from time to time may be necessary, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Collateral Agent and the Lenders to obtain the full benefits of this Agreement, or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Grantor hereby authorizes the Collateral Agent to execute and file financing statements or continuation statements without such Grantor's signature appearing thereon. The Grantors agree that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Grantors shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

                  (C) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of a Grantor's agents or processors, such Grantor, if any Event of Default shall have occurred and be continuing and if requested to do so by the Collateral Agent acting on the instructions of the Required Lenders, shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions.

                  (D) Each Grantor shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Required Lenders may reasonably require in order to reflect the Security Interests.

                  (E) Each Grantor will immediately deliver and pledge each Instrument to the Collateral Agent, appropriately endorsed to the Collateral Agent, provided that so long as no Event of Default shall have occurred and be continuing, each Grantor may retain for collection in the ordinary course any Instruments received by it in the ordinary course of business, and the Collateral Agent shall, promptly upon request of a Grantor, make appropriate arrangements for making any other Instrument pledged by such Grantor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Collateral Agent, against trust receipt or like document).

                  (F) Each Grantor shall use all reasonable efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Collateral Agent and the Lenders hereunder if an Event of Default shall have occurred and be continuing, each Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise, all in accordance with such Grantor's ordinary course of business consistent with its or the Borrower's historical collection practices. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by the Grantors or the Collateral Agent, shall be borne by the Grantors.

                  (G) Upon the occurrence and during the continuance of any Event of Default, upon request of the Required Lenders through the Collateral Agent, each Grantor will promptly notify (and each Grantor hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent or its designee.

                  (H) Each Grantor shall, (i) as soon as practicable after the date hereof, in the case of Equipment now owned in which a security interest is perfected by a notation on the certificate of title or similar evidence of the ownership of such goods and (ii) within 10 days of acquiring any other similar Equipment, in each case, (a) having a value in excess of $100,000, or (b) having a value in excess of $50,000, if the aggregate of all such items owned by the Grantors at any time is greater than $500,000, deliver to the Collateral Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Collateral Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Each Grantor shall promptly inform the Collateral Agent of any additions to or deletions from the Equipment exceeding $250,000 in the aggregate and shall not permit any such items to become a fixture to real estate except pursuant to the Mortgages or an accession to other personal property except such other property that is Collateral.

                  (I) Each Grantor shall as soon as practicable after the date hereof, at its own cost and expense, cause to be plainly, distinctly, permanently and conspicuously placed, fastened or painted upon each side of each item of Rolling Stock a legend bearing such words as the Collateral Agent may request indicating the Lien over and security interest in such Rolling Stock created hereby in letters not less than one inch in height. The Grantors may permit the Rolling Stock to be operated within the United States, but shall not permit the Rolling Stock to be operated outside the boundaries of the continental United States.

                  (J) Subject to Section 12, without the prior written consent of the Required Lenders, no Grantor will (a) sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral, except to the extent permitted by Section 5.07 of the Credit Agreement, subject to the rights of the Collateral Agent and the Lenders hereunder if an Event of Default shall have occurred and be continuing, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Collateral Agent; or (b) create, incur or suffer to exist any Lien with respect to any Collateral, except for Permitted Liens.

                  (K) Prior to the Initial Borrowing Date under the Credit Agreement, each Grantor will cause the Collateral Agent to be named as an insured party on each insurance policy covering risks relating to any of its Inventory and Equipment. Each Grantor will deliver to the Collateral Agent, upon request of the Collateral Agent, the insurance policies for such insurance or certificates of insurance evidencing such coverage. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against the Collateral Agent or any Lender, provide for coverage to the Collateral Agent regardless of the breach by relevant Grantor of any warranty or representation made therein, not be subject to co-insurance, and provide that no cancellation, termination or material modification thereof shall be effective until at least 30 days (or, in the case of non-payment of premiums, at least 10 days) after receipt by the Collateral Agent of notice thereof.

                  (L) Each Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

                  (M) Each Grantor shall notify the Collateral Agent promptly if it knows, or has reason to know, that any application or registration relating to any Copyright, Patent or Trademark may become abandoned. In the event that any Grantor receives notice of or becomes aware that any right to a Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License has been infringed, misappropriated or diluted by a third party, such Grantor shall notify the Collateral Agent promptly after it learns thereof and shall, unless such Grantor shall reasonably determine that any such action would be of insufficient economic value, promptly take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License. Within thirty (30) days after having filed an application for the registration of any Copyright with the United States Copyright Office or any Patent or Trademark with the United States Patent and Trademark Office, or with any similar office or agency in any other country or any political subdivision thereof, upon request of the Collateral Agent, each Grantor shall execute and deliver any and all agreements, instruments, documents and papers the Collateral Agent may request to evidence the Security Interests in such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby. Each Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, shall be irrevocable until the Secured Obligations are paid in full. The Collateral Agent shall provide copies to each Grantor of any writings in which the Collateral Agent has acted as attorney-in-fact within 30 days after the execution of such writings.

                  (N) Not more than four months nor less than 10 days prior to
(i) as to all Collateral, each anniversary of the date hereof during the term of the Credit Agreement, if requested to do so by the Collateral Agent acting on the instructions of the Required Lenders, and (ii) as to the Collateral affected by such action, each date on which it proposes to take any action contemplated by Section 4(A), each Grantor shall, if requested by the Collateral Agent, and at such Grantor's cost and expense, cause to be delivered to the Lenders an opinion of counsel, satisfactory to the Collateral Agent, substantially in the form of Exhibit B to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests, to the extent such Security Interests can be perfected by recording or filing, for a period, specified in such opinion, continuing until a date not earlier than six months from the date of such opinion, against all creditors of and purchasers from such Grantor have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                  (O) Within five (5) Business Days of entering into, amending, modifying or terminating any Rolling Stock Lease, each Grantor will deliver a copy of such Rolling Stock Lease, amendment or modification or notice of such termination to the Collateral Agent.

                  (P) From time to time upon request by the Collateral Agent, each Grantor shall, at its cost and expense, cause to be delivered to the Lenders an opinion of counsel satisfactory to the Collateral Agent as to such matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request.

                  (Q) This Agreement is made with full recourse to such Grantor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of such Grantor contained herein, in the Derivatives Obligations Agreements and otherwise in writing in connection herewith or therewith.

                  SECTION 5.  General Authority

                  Each Grantor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Grantors, the Collateral Agent, the Lenders or otherwise, for the sole use and benefit of the Collateral Agent and the Lenders, but at such Grantor's expense, to the extent permitted by law to exercise at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

               (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

               (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

               (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

               (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

                  provided that the Collateral Agent shall give each Grantor not less than thirty (30) days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and each Grantor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

                  SECTION 6.  Remedies upon Event of Default

                  (A) If any Event of Default has occurred and is continuing, the Collateral Agent may exercise on behalf of the Lenders all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised), and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply cash, if any, then held by it as Collateral as specified in Section 8 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Collateral Agent or any Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Grantor will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Grantor which may be waived, and each Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 5 shall (1) in the case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (B) For the purpose of enforcing any and all rights and remedies under this Agreement, if any Event of Default has occurred and is continuing, the Collateral Agent may (i) require each Grantor to, and each Grantor agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in its opinion, reasonably convenient to the Collateral Agent and such Grantor, whether at the premises of such Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use each Grantors' books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the relevant Grantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, brand name, copyright, patent or technical process used by the Borrower. The Collateral Agent may also render any or all of the Collateral unusable at any Grantor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

                  (C) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing,

                 (i) subject to any outstanding licenses or sublicenses to or by any Grantor, the Collateral Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyrights, Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine;

                (ii) the Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, in its sole discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of each Grantor in, to and under any Copyright Licenses, Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and each Grantor hereby releases the Collateral Agent and each of the Lenders from, and agrees to hold the Collateral Agent and each of the Lenders free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto; and

               (iii) upon request by the Collateral Agent, each Grantor will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Copyright, Patent or Trademark or any action related thereto. In the event of any such disposition pursuant to this Section, each Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents and Trademarks and to the distribution of said products, to the Collateral Agent.

                  SECTION 7. Limitation on Duty of Collateral Agent in Respect of Collateral

                  Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

                  SECTION 8.  Application of Proceeds

                  (A) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent or any Lender is to be reimbursed pursuant to Section 10.03 of the Credit Agreement or Section 11 hereof and unpaid fees owing to the Collateral Agent under the Credit Agreement;

                  second, to the ratable payment of unpaid principal of the Secured Obligations;

                  third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to the Grantors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                  (B) The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. The Collateral Agent shall invest all amounts to be applied to LC Exposures in Cash Equivalents selected by it and hold such amounts in trust for application to future drawings under the Letters of Credit notified to it by the LC Issuing Banks in the order in which such drawings are made. If the Collateral Agent holds any amounts which were distributable in respect of LC Exposures after the Letters of Credit have expired and all amounts payable with respect thereto have been paid, such amounts shall be applied in the order set forth in subsection
(A) above.

                  (C) In making the determinations and allocations required by this Section, the Collateral Agent shall have no liability to any of the Lenders for actions taken in reliance on information supplied by the Lenders as to the amounts of the Secured Obligations held by them. All distributions made by the Collateral Agent pursuant to this Section shall be final, and the Collateral Agent shall have no duty to inquire as to the application by the Lenders of any amount distributed to them. However, if at any time the Collateral Agent determines that an allocation or distribution previously made pursuant to this Section was based on a mistake of fact (including, without limiting the generality of the foregoing, mistakes based on any assumption that principal or interest has been paid by payments which are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Collateral Agent may in its discretion, but shall not be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Collateral Agent and the Lenders receive the distributions to which they would have been entitled if such mistake of fact had not been made.

                  (D) All payments required to be made to the (i) Lenders hereunder shall be made to the Collateral Agent for the account of the respective Lenders and (ii) Derivatives Creditors hereunder shall be made to the paying agent under the applicable Derivatives Obligations Agreement or, in the case of Derivatives Obligations Agreements without a paying agent, directly to the applicable Derivatives Creditor.

                  (E) For purposes of applying payments received in accordance with this Section 8, the Collateral Agent shall be entitled to rely upon (i) the Agent for a determination (which the Agent agrees to provide upon request to the Collateral Agent) of the outstanding Loan Document Obligations and (ii) upon any Derivatives Creditor for a determination (which each Derivatives Creditor agrees to provide upon request to the Collateral Agent) of the outstanding Secured Derivatives Obligations owed to such Derivatives Creditor. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that (x) no Loans Document Obligations other than principal, interest and regularly accruing fees are owing to any Lender and (y) no Derivatives Obligations Agreements or Secured Derivatives Obligations with respect thereto are in existence.

                  (F) Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, any Derivatives Obligations Agreement or the other Loan Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

                  SECTION 9.  Concerning the Collateral Agent

                  The provisions of Article 7 of the Credit Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

                  (A) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

                  (B) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Grantor.

                  SECTION 10.  Appointment of Co-Collateral Agents

                  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 9).

                  SECTION 11.  Expenses

                  In the event that any Grantor fails to comply with the provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Collateral Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of such Grantor, and such Grantor shall reimburse the Collateral Agent for the costs thereof on demand. The Grantors jointly and severally agree that all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may reasonably be requested by the Required Lenders from time to time, or in respect of the sale or other disposition thereof shall be borne and paid by the Grantors; and if the Grantors fail to promptly pay any portion thereof when due, the Collateral Agent or any Lender may, at its option, but shall not be required to, pay the same and charge any Grantor's account therefor, and the Grantors jointly and severally agree to reimburse the Collateral Agent or such Lender therefor on demand. All sums so paid or incurred by the Collateral Agent or any Lender for any of the foregoing and any and all other sums for which any Grantor may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Collateral Agent or any Lender in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to Base Rate Loans plus 2%, be additional Secured Obligations hereunder.

                  SECTION 12. Termination of Security Interests; Release of Collateral. (a) After the termination of the Total Commitment and all Derivatives Obligations Agreements, when no Note or Letter of Credit is outstanding and when all Loans and other Obligations (other than contingent indemnity obligations) have been paid in full, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive such termination), and the Collateral Agent, at the request and expense of the relevant Grantor, will execute and deliver to such Grantor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

                  (b) The Collateral Agent shall, at the request of the relevant Grantor evidence the release of any or all of the Collateral pursuant to Section 4(J) provided that (x) such release is permitted by the terms of the Credit Agreement (it being agreed for such purposes that a release will be deemed "permitted by the terms of the Credit Agreement" if the proposed transaction constitutes an exception to Section 5.07 of the Credit Agreement) or otherwise has been approved in writing by the Required Lenders and (y) the proceeds of such Collateral are applied as required pursuant to the Credit Agreement or any consent or waiver with respect thereto.

                  (c) At any time that the relevant Grantor desires that the Collateral Agent take any action to give effect to any release of Collateral pursuant to clause (x) of the foregoing Section 12(b), it shall deliver to the Collateral Agent a certificate signed by an authorized officer describing the Collateral to be sold and the relevant provision of Section 5.07 of the Credit Agreement on which it is relying to make such sale. In the event that any part of the Collateral is released as provided in the preceding paragraph (b), the Collateral Agent, at the request and expense of such Grantor, will duly release such Collateral and assign, transfer and deliver to such Grantor or its designee (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 12. Upon any release of Collateral pursuant to
Section 12(a) or (b), none of the Secured Creditors shall have any continuing right or interest in such Collateral, or the proceeds thereof.

                  SECTION 13.  Notices

                  All notices, communications and distributions hereunder shall be given in accordance with Section 10.01 of the Credit Agreement.

                  SECTION 14.  Waivers; Non-Exclusive Remedies

                  No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

                  SECTION 15.  Successors and Assigns

                  This Agreement is for the benefit of the Collateral Agent and the Lenders and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on each Grantor and its successors and assigns.

                  SECTION 16.  Changes in Writing

                  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Agent (with the consent of the Required Lenders or, to the extent required by Section 10.05 of the Credit Agreement, all of the Lenders) and each Grantor affected thereby (it being understood that the addition or release of any Grantor hereunder shall not constitute a change, waiver, modification or variance affecting any Grantor other than the Borrower and the Grantor so added or released) provided that (i) no such change, waiver, modification or variance shall be made to Section 8(A) or this Section 16 without the consent of each Secured Creditor adversely affected thereby, and
(ii) any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lenders as holders of the Loan Document Obligations or (y) the Derivatives Creditors as holders of the Secured Derivatives Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of
(x) with respect to the Loan Document Obligations, the Required Lenders and (y) with respect to the Secured Derivatives Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Derivatives Obligations Agreements.

                  SECTION 17.  New York Law

                  This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

                  SECTION 18.  Severability

                  If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  SECTION 19.  Counterparts

                  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                        TEKNI-PLEX, INC.
                                        PURETEC CORPORATION
                                        NATVAR HOLDINGS, INC.
                                        TRI-SEAL HOLDINGS, INC.
                                        PLASTIC SPECIALITIES AND
                                          TECHNOLOGIES, INC.
                                        BURLINGTON RESINS, INC.
                                        PLASTIC SPECIALTIES AND TECH-
                                          NOLOGIES INVESTMENTS, INC.
                                        PURE TECH APR, INC.
                                        MULTI CONTAINER RECYCLER, INC.
                                        COAST RECYCLING NORTH, INC.
                                        DISTRIBUTORS RECYCLING, INC.
                                        REI DISTRIBUTORS, INC.
                                        PURE TECH RECYCLING OF
                                          CALIFORNIA
                                        ALUMET SMELTING CORPORATION



                                        By:  /s/ Dr. F. Patrick Smith
                                            -------------------------
                                            Title: CHIEF Executive Officer







                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                            YORK, as Collateral Agent



                                        By:  /s/ Colleen Galle
                                           ----------------------
                                            Title: Vice President

                                                                  Exhibit A
                                                                to Security
                                                                  Agreement
                                                                     Page 4



                             PERFECTION CERTIFICATE

         The undersigned, the chief executive officer of TEKNI-PLEX, INC., a Delaware corporation (the "Borrower"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among the Borrower, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

              1. Names. (a) The exact corporate name of the Borrower as it appears in its certificate of incorporation is as follows:

         Tekni-Plex, Inc.

              (b) Set forth below is each other corporate name the Borrower has had since its organization, together with the date of the relevant change:

              TP ACQUISITION COMPANY, INC. -- By Certificate of Merger, dated March 18, 1994, TEKNI-PLEX, INC. merged into TP ACQUISITION COMPANY, INC., which amended its Certificate of Incorporation to change its name to TEKNI-PLEX, INC.

              (c) Except as set forth in Schedule 1, the Borrower has not changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

              (d) The following is a list of all other names (including trade names or similar appellations) used by the Borrower or any of its divisions or other business units at any time during the past five years:

         Dolco Packaging Corp.

              2. Current Locations. (a) The chief executive office of the Borrower is located at the following address:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Somerville, NJ 08876

              (b) The following are all the locations where the Borrower maintains any books or records relating to any Accounts:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Somerville, NJ 08876

112 Church St. Extension                         Hunterdon                 NJ
Flemington, NJ 08822

252 Hosea Road                                   Gwinnett                  GA
Lawrenceville, GA 30245

2110 Patterson Street                            Adams                     IN
Decatur, IN 46733

1121 South Columbia Street                       Chelan                    WA
Wenatchee, WA 98801

4700 South Westmoreland Rd.                      Dallas                    TX
Dallas, TX 75237-1629

              (c) The following are all the places of business of the Borrower in the not identified above:

Mailing Address                                  County                    State
931 South Columbia Street                        Chelan                    WA
Wenatchee, WA 98801
1000 South Columbia Street                       Chelan                    WA
Wenatchee, WA 98801

1027 South Columbia Street                       Chelan                    WA
Wenatchee, WA 98801

Tin Shed on Park Street                          Chelan                    WA
Wenatchee, WA 98801
Part of the SW Quarter of                        Adams                     IN
Section 4, Township 27 North,
Range 14 East

Tekni-Plex, Inc. also owns five small parcels of undeveloped land in Wenatchee, WA.

              (d) The following are all the locations where the Borrower maintains any Inventory, not identified above:

Mailing Address                                  County                    State
Teeple Warehouse                                 Adams                     IN
Progress Distribution Center #2                  Gwinnett                  GA
2225 Cedars Road, Suite D
Lawrenceville, GA 30243
210 Meister Avenue                               Somerset                  NJ
Branchburg, NJ 08876
1751 'C' North Wenatchee Avenue                  Chelan                    WA
Wenatchee, WA 98801
West Half of Second Floor                        Stark                     OH
1967 Glamorgan Street
Alliance, OH 44601

              (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Borrower's Inventory:

Name                     Mailing Address         County                    State
M.C.B. Brokers           11 Villa Street         Essex                     MA
                         Haverhill, MA 01832

              3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Borrower at any time during the past five years:

              2(a) The chief executive office of the Borrower was located at the following address during the past five years:

      201 Industrial Parkway
      Somerville, NJ 08876

      2001 Ventura Place
      Suite 550
      Studio City, CA 91604

      13400 Riverside Drive
      Suite 200
      Sherman Oaks, CA 91423

              2(b)The following are all the other locations where the Borrower maintained any books or records relating to any Accounts during the past five years:

      201 Industrial Parkway
      Somerville, NJ 08876

      112 Church Street Extension
      Flemington, NJ 08822

      252 Hosea Road
      Lawrenceville, GA 30245-4006

      2110 Patterson Street
      Decatur, IN 46733

      1121 South Columbia Street
      Wenatchee, WA 98801-6197

      3400 188th Street, SW
      Suite 204
      Lynnwood, WA 98037-4708

      4700 South Westmoreland Rd.
      Dallas, TX 75237-1629

              2(c)The following are all the prior places of business of the Borrower not identified above during the past 5 years:

      68 35th Street
      Brooklyn, NY 11232

      23 South Wenatchee Ave.
      Wenatchee, WA 98801

      175 Gwinnett Drive
      Lawrenceville, GA 30245

              (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

              2(d)The following are all the locations where the Borrower maintained any Inventory not identified above during the last four months:

      None.

              2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Borrower's Inventory during the last four months:

      T.P.C. Metals Inc.
      798 Frelinghuysen Ave.
      Newark, NJ 07114

      Lynch Metals Inc.
      1075 Lousons Road
      Union, NJ 07083

      M.C.B. Brokers
      11 Villa Street
      Haverhill, MA 01832

              4. Unusual Transactions. All Accounts have been originated by the Borrower and all Inventory and Equipment has been acquired by the Borrower in the ordinary course of its business.

              5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the appropriate name set forth in paragraph 1 above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

              6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

              7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

              8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

              9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Borrower as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Borrower is a party as of the date hereof are listed on Schedule 9 hereto.

              IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.



                                       By: /s/ Dr. F. Patrick Smith
                                          -------------------------
                                            Title: Chief Executive Officer

                                                                      SCHEDULE 1

                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE

By the Asset Purchase Agreement dated 12/22/95 between Tekni-Plex, Inc. and Hargro Flexible Packaging Corp., Tekni-Plex, Inc. purchased the Flemington operation.

In February 1996, the Borrower acquired Dolco Packaging Corp. as a wholly-owned subsidiary.

The Borrower owns all the issued and outstanding stock of Dolco Packaging Ltd., a shell corporation which is organized under the laws of British Columbia and which has no assets and conducts no business. Dolco Packaging Ltd. has filed for dissolution under the laws of British Columbia.

In July 1997, the Borrower acquired PurePlast Acquisition Limited, a Canadian corporation, as a wholly-owned subsidiary.

In August 1997, Dolco Packaging Corp. merged into Tekni-Plex, Inc., with Tekni-Plex as the surviving corporation.

                                 SCHEDULE 5(A)

                          ON FILE WITH WHITE & CASE LLP

                              FILE SEARCH REPORTS
                                 SCHEDULE 5(B)

                          ON FILE WITH WHITE & CASE LLP

                        COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

         All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                      SCHEDULE 9
                       PATENTS, TRADEMARKS AND COPYRIGHTS

                                                PATENTS
A.    U.S. Patents

Patent                                           Patent No.          Issue Date
Four Cell Food Tray                              D353,765            12/27/94
Food Tray                                        D358,955            06/06/95
Trays for Holding Food Products                  5,597,073           01/28/97
Packaging Tray with Thick Curvilinear
  Perimeter Edges                                5,265,756           11/30/93
Method for Blending Diverse Blowing Agents       5,823,669           10/20/98
Method for Forming an Opening in a Container     5,256,356           10/26/93
Egg Carton                                       5,494,164           02/27/96
Method for Die Cutting Plastic Foam              4,856,393           08/15/89
Processor Tray                                   5,934,472           08/09/99
Egg Carton                                       6,012,583           01/11/00
Design for Food Tray                             D360,808            08/01/95
Molded Plastic Overwrap Tray                     5,018,623           05/28/91
Method for Blending Diverse Blowing Agents       5,423,607           6/13/95
 Vented Bowl and Cover Assembly                  5,894,953           04/20/99
Molded Plastic Overwrap Tray                     5,503,858           04/02/96
Egg Carton                                       D308,822            06/26/90
Foam Egg Carton                                  4,382,536           05/10/83
Food Container                                   D322,757            12/31/91
Snaplock Thermoformed Container                  4,915,251           04/10/90
Egg Carton                                       D306,138            02/20/90
Spring-Oriented Rotary Shear Key for Use
  in a Mold                                      5,162,123           11/10/92
Packaging Container                              D296,192            06/14/88

B.    Patents Pending

Patent                                           Serial No.          Filing Date
System and Apparatus for Forming Plastic         09/535,674          03/23/00
Articles
Packing Tray                                     60/183,854          02/22/00
Stacking Overwrap Egg Containers                 09/542,642          04/03/00

C.    Foreign Patents

Patent                             Country          Patent No.        Issue Date
Molded Plastic Overwrap Tray       Canada           2,032,404         02/21/95

D.    Foreign Patents Pending

Patent                          Country          Patent No.        Issue Date
Processor Tray                  Mexico           992908            03/26/99
 Egg Carton                     Mexico           998,427           09/14/99
Processor Tray                  Canada           2,266,296         03/18/99
Egg Carton                      Canada           2,282,136         09/14/99

                                 U.S. TRADEMARKS
A.    U.S. Trademarks

Mark                                        Reg. No.                   Reg. Date
----                                        --------                   ---------
Durapreg                                    750,589                    06/04/63
Foamseal                                    926,056                    12/28/71
Kool-Pak                                    1,245,310                  07/12/83
Frangiseal                                  1,965,749                  04/02/96
Kraftseal                                   913,546                    06/08/71
Tekni-Plex & design                         1,316,950                  01/29/85
Vaposeal                                    647,209                    06/18/57
Sunny Day                                   2,330,295                  03/14/00
Vinylseal                                   909,590                    03/09/71
Vaposeal S                                  913,544                    06/08/71
Tekniseal                                   1,316,952                  01/29/85
Teklar                                      2,285,334                  10/12/99
Solvseal                                    913,545                    06/08/71
Saraseal                                    921,959                    10/12/71
Pouchpak (stylized)                         613,180                    09/27/55

B.    U.S. Trademark Applications

Mark                                      Application No.            Filing Date
----                                      ---------------            -----------
Natvar & design                             74/582,918                 11/04/98
Cylon                                       75/463,961                 04/07/98
Tekniflex                                   75/909,252                 02/03/00
Teklar                                      75/851,761                 11/17/99
Tekni-films                                 75/766,319                 08/02/99
Tekniflex                                   75/154,629                 08/22/96
Plastron                                    75/676,382                 04/07/99

C.    Foreign Trademarks

Country                  Mark                    Reg No.          Reg. Date
-------                  ----                    -------          ---------
South Korea              Tekniflex               415715           08/12/98
EU                       Tekniflex               428,227          07/02/98
China                    Tekniflex               1168806          04/20/98

D.    Foreign Trademark Applications

Country              Mark                    Application No.         Filing Date
-------              ----                    ---------------         -----------
Japan                Tekni-Films             11-107663               11/24/99
Japan                Tekniflex               11-097718               10/26/99
Japan                Teklar                  11-097717               10/26/99
India                Tekniflex               753215                  01/22/97
Canada               Tekni-Films             1,029,035               09/15/99
Argentina            Teklar                  2283887                 04/28/00
Argentina            Tekni-Films             2283889                 04/28/00
Argentina            Tekni-Plex               2283888                04/28/00

                                   COPYRIGHTS

                           None.

                                                                       Exhibit A
                                                                     to Security
                                                                       Agreement

                             PERFECTION CERTIFICATE

         The undersigned, the chief executive officer of ALUMET SMELTING CORPORATION, a New Jersey corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

              1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

         Alumet Smelting Corporation

              (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

         None.

              (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

 Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

              (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         None.

              2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Somerville, NJ 08876

              (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                                  County                    State
101 Railroad Avenue                              Bergen                    NJ
Ridgefield, NJ 07657

              (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
None.

              (d) The following are all the locations where the Company maintains any Inventory not identified above:

Mailing Address                                  County                    State
None.

              (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                     Mailing Address         County                    State
Automated Recycling      104 East Peddie         Essex                     NJ
Technologies Inc.        Street, Newark, NJ 07114

              3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

              2(a) The chief executive office of the Company was located at the following address during the past five years:

      65 Railroad Avenue
      Ridgefield, NJ 07657

      100 Franklin Square Drive
      Suite 105
      Somerset, NJ 08873

              b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

      None.

              2(c) The following are all the prior places of business of the Company not identified above during the past five years:

      None.

              (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

              2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

      None.

              2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

      None.

              4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

              5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

              6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

              7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

              8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

              9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

      IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.



                                         By:  /s/ Dr. F. Patrick Smith
                                             -------------------------
                                               Title: Chief Executive Officer

                                                                      SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE


      None.

                                                                   SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 5(B)

                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

         All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                      SCHEDULE 9

                       PATENTS, TRADEMARKS AND COPYRIGHTS


                  None.

                                                                       Exhibit A
                                                                     to Security
                                                                       Agreement

                             PERFECTION CERTIFICATE

         The undersigned, the chief executive officer of PURE TECH APR, INC., a New York corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

              1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

         Pure Tech APR, Inc.

              (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

         APR Plastic Processing, Inc.

              (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

 Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

              (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         None.

              2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Somerville, NJ 08876

              (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                                  County                    State
101 Railroad Avenue                              Bergen                    NJ
Ridgefield, NJ 07657

              (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
None.

              (d) The following are all the locations where the Company maintains any Inventory not identified above:

Mailing Address                                  County                    State
None.

              (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                     Mailing Address         County                    State
None.

              3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

              2(a) The chief executive office of the Company was located at the following address during the past five years:

      91 East Carmans Road
      East Farmingdale, NY 11735

      65 Railroad Avenue
      Ridgefield, NJ 07657

              2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

      None.

              2(c) The following are all the prior places of business of the Company not identified above during the past five years:

      None.

              (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

              2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

      None.

              2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

      None.

              4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

              5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

              6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

              7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

              8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

              9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

              IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.

                                              By:  /s/ Dr. F. Patrick Smith
                                                  -------------------------
                                                  Title: Chief Executive Officer

                                                                      SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE


      None.

                                                                   SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 5(B)

                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

         All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                      SCHEDULE 9

                       PATENTS, TRADEMARKS AND COPYRIGHTS


                  None.

                                                                       Exhibit A
                                                                     to Security
                                                                       Agreement

                             PERFECTION CERTIFICATE

         The undersigned, the chief executive officer of BURLINGTON RESINS, INC., a Delaware corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

              1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

         Burlington Resins, Inc.

              (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

         None.

              (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

 Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

              (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         Colorite Specialty Resins
         Ozite Corporation

              2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Somerville, NJ 08876

              (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                                  County                    State
101 Railroad Avenue                              Bergen                    NJ
Ridgefield, NJ 07657

36 Beverly Road                                  Burlington                NJ
Burlington, NJ 08016

              (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
36 Beverly Road                                  Burlington                NJ
Burlington, NJ 08016

              (d) The following are all the locations where the Company maintains any Inventory not identified above:

Mailing Address                                  County                    State
801 Bridgeboro Road                              Burlington                NJ
Beverly, NJ 08010

              (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                     Mailing Address         County                    State
None.

              3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

              2(a) The chief executive office of the Company was located at the following address during the past five years:

      65 Railroad Avenue
      Ridgefield, NJ 07657

              2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

      65 Railroad Avenue
      Ridgefield, NJ 07657

      101 Railroad Avenue
      Ridgefield, NJ 07657

      36 Beverly Road
      Burlington, NJ 08016

         2(c) The following are all the prior places of business of the Company not identified above during the past five years:

      None.

              (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

              2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

      None.

              2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

      None.

              4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

              5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

              6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

              7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

              8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

              9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

              IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.



                                       By: /s/ Dr. F Patrick Smith
                                         ---------------------------
                                          Title: Chief Executive Officer

                                                                      SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE


      None.

                                                                   SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 5(B)

                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

         All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                      SCHEDULE 9

                       PATENTS, TRADEMARKS AND COPYRIGHTS


                  None.

                                                                       Exhibit A
                                                                     to Security
                                                                       Agreement

                             PERFECTION CERTIFICATE

         The undersigned, the chief executive officer of COAST RECYCLING NORTH, INC., a California corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

              1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

         Coat Recycling North, Inc.

              (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

         None.

              (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

 Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

              (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         None.

              2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Somerville, NJ 08876

              (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                                  County                    State
101 Railroad Avenue                              Bergen                    NJ
Ridgefield, NJ 07657


              (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
None.

              (d) The following are all the locations where the Company maintains any Inventory, not identified above:

Mailing Address                                  County                    State
None.

              (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                     Mailing Address         County                    State
None.

              3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

              2(a) The chief executive office of the Company was located at the following address during the past five years:

      330 Reservation Road
      Suite G
      Marina, CA 93933

      65 Railroad Avenue
      Ridgefield, NJ 07657

              2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

      None.

              2(c) The following are all the prior places of business of the Company not identified above during the past five years:

      651 Buena Vista
      Oxnard, CA 93030

      1620 East Brundage Lane
      Bakersfield, CA 93307

      19204 South Figuerora Street
      Carson, CA 90248

      14201A Del Monte Boulevard
      Marina, CA 93933

      516A Dolan Road
      Moss Landing, CA 95039

              (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

              2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

      None.

              2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

      None.

              4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

              5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

              6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

              7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

              8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

              9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.



                                         By: /s/ Dr. F. Patrick Smith
                                            -------------------------
                                            Title: Chief Executive Officer

                                                                      SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE


      None.

                                                                   SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 5(B)

                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

         All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                      SCHEDULE 9

                       PATENTS, TRADEMARKS AND COPYRIGHTS


                  None.

                                                                       Exhibit A
                                                                     to Security
                                                                       Agreement

                             PERFECTION CERTIFICATE

         The undersigned, the chief executive officer of PURE TECH RECYCLING OF CALIFORNIA, a California corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

              1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

         Pure Tech Recycling of California

              (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

         None.

              (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

 Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

              (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         None.

              2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Somerville, NJ 08876

              (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                                  County                    State
101 Railroad Avenue                              Bergen                    NJ
Ridgefield, NJ 07657

              (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
None.

              (d) The following are all the locations where the Company maintains any Inventory not identified above:

Mailing Address                                  County                    State
None.

              (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                     Mailing Address         County                    State
None.

              3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

              2(a) The chief executive office of the Company was located at the following address during the past five years:

      330 Reservation Road
      Suite G
      Marina, CA 93933

      65 Railroad Avenue
      Ridgefield, NJ 07657

              2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

      None.

         2(c) The following are all the prior places of business of the Company not identified above during the past five years:

      1620 East Brundage Lane
      Bakersfield, CA 93307

              (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

              2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

      None.

              2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

      None.

              4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

              5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

              6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

              7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

              8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

              9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

              IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.

                                           By: /s/ Dr. F. Robert Smith
                                              ------------------------------
                                              Title: Chief Executive Officer

                                                                      SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE


      None.

                                                                   SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 5(B)

                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

         All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                      SCHEDULE 9

                       PATENTS, TRADEMARKS AND COPYRIGHTS


                  None.

                                                                       Exhibit A
                                                                     to Security
                                                                       Agreement

                             PERFECTION CERTIFICATE

         The undersigned, the chief executive officer of DISTRIBUTORS RECYCLING, INC., a New Jersey corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

              1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

         Distributors Recycling, Inc.

              (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

         None.

              (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

              (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         None.

              2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Somerville, NJ 08876

              (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                                  County                    State
101 Railroad Avenue                              Bergen                    NJ
Ridgefield, NJ 07657

              (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
None.

              (d) The following are all the locations where the Company maintains any Inventory not identified above:

Mailing Address                                  County                    State
None.

              (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                     Mailing Address         County                    State
None.

              3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

              2(a) The chief executive office of the Company was located at the following address during the past five years:

      104 East Peddie Street
      Newark, NJ 07114

      65 Railroad Avenue
      Ridgefield, NJ 07657


              2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

      None.

              2(c) The following are all the prior places of business of the Company not identified above during the past five years:

      Bloy Street & Ramsey Avenue
      Hillside, NJ

              (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

              2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

      None.

              2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

      Automated Recycling Technologies, Inc.
      104 East Peddie Street
      Newark, NJ 07114

              4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

              5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

              6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

              7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

              8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

              9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

              IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.



                                           By: /s/ Dr. F. Patrick Smith
                                              -------------------------
                                              Title: Chief Executive Officer

                                                                      SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE


      None.

                                                                   SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 5(B)

                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

         All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                      SCHEDULE 9

                       PATENTS, TRADEMARKS AND COPYRIGHTS


                  None.

                                                                       Exhibit A
                                                                     to Security
                                                                       Agreement



                             PERFECTION CERTIFICATE

         The undersigned, the chief executive officer of MULTI CONTAINER RECYCLER, INC., a New Jersey corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

              1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

         Multi Container Recycler, Inc.

              (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

         None.

              (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

 Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

              (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         None.

              2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Somerville, NJ 08876

              (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                                  County                    State
101 Railroad Avenue                              Bergen                    NJ
Ridgefield, NJ 07657

              (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
None.

              (d) The following are all the locations where the Company maintains any Inventory, not identified above:

Mailing Address                                  County                    State
None.

              (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                     Mailing Address         County                    State
None.

              3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

              2(a) The chief executive office of the Company was located at the following address during the past five years:

      31764 Enterprise Drive
      Livonia, MI 48150

      65 Railroad Avenue
      Ridgefield, NJ 07657

              2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

      None.

              2(c) The following are all the prior places of business of the Company not identified above during the past five years:

      750 South McPherson Drive
      Howell, MI 48843

      G-2051 West Bristol Road
      Flint, MI 48507

      5001 Kendrick
      Grand Rapids, MI 49504

              (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

         2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

      None.

         2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

      None.

              4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

              5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

              6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

              7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

              8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

              9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

              IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.



                                      By: /s/ Dr. F. Patrick Smith
                                         -------------------------
                                         Title: Chief Executive Officer

                                                                      SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE


      None.

                                                                   SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 5(B)

                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

         All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                      SCHEDULE 9

                       PATENTS, TRADEMARKS AND COPYRIGHTS


                  None.

                                                                       Exhibit A
                                                                     to Security
                                                                       Agreement

                             PERFECTION CERTIFICATE

         The undersigned, the chief executive officer of NATVAR HOLDINGS, INC., a Delaware corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

              1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

                           Natvar Holdings, Inc.

              (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

                           None

              (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

              (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

                           None

              2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                             County                    State
201 Industrial Parkway                      Somerset                  New Jersey
Somerville, NJ 08876

              (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                       County                    State
8720 U.S. 70 West                     Johnston                  North Carolina
Clayton, NC 27520

1215 Quail Street                     Jefferson                 Colorado
Lakewood, CO 80215

              (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
None

              (d) The following are all the locations where the Company maintains any Inventory, not identified above:

Mailing Address                                  County                    State
None

              (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                     Mailing Address         County                    State
None

              3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

         2(a) The chief executive office of the Company was located at the following address during the past five years:

                  201 Industrial Parkway
                  Somerville, NJ 08876

                  8720 U.S. 70 West
                  Clayton, NC 27520

                  401 Edgewater Place
                  Suite 680
                  Wakefield, MA 01880

         2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

         2(c) The following are all the prior places of business of the Company not identified above during the past five years:

                  None

      (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

         2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

         2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

                  None

              4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

              5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

              6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

              7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

              8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

              9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

              IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.

                                            By: /s/ Dr. F. Patrick Smith
                                               -------------------------
                                               Title: Chief Executive Officer

                                                                      SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE

                                                                   SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 5(B)

                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

         All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                      SCHEDULE 9

                       PATENTS, TRADEMARKS AND COPYRIGHTS


             See Schedule 9A.

                                                                      Exhibit A
                                                                    to Security
                                                                      Agreement

                                  SCHEDULE 9A

PATENTS
-------

-----------------------------------------------------------------------------------------------------------
     Entity            Patent      Jurisdiction   Status     App. No.   App. Date  Patent No.    Issue Date
------------------------------------------------------------------------------------------------------------
Plastics         Vacuum Cleaner      United       Issued    07/947,596  12/30/1986  4,756,045    07/12/1988
Specialties and  Hose Having         States
Technologies,    Alternating
Inc.             Height
                 Corrugations

Plastics         Aquatic Vacuum      United       Issued    07/932,726  11/19/1986  4,747,621    05/31/1988
Specialties and  Hose Swivel Cuff    States
Technologies,
Inc.

Plastics         Multiple            Canada       Pending   2,662,791   01/13/1998
Specialties and  Compartment
Technologies,    Corrugated Hose
Inc.

Plastics         Multiple            United       Issued    08/790,423  01/30/1997  5,996,639    12/07/1999
Specialties and  Compartment         States
Technologies,    Corrugated Hose
Inc.

Plastics         Aquatic Vacuum      United        Issued   07/665,391  10/26/1984  4,558,889    12/17/1985
Specialties and  Hose Swivel Cuff    States
Technologies,
Inc.

Plastics         Kink Resistant      United       Issued    684,010     07/23/1996  5,682,925    11/04/1997
Specialties and  Hose for Spraying   States
Technologies     Water
Investments,
Inc.

Plastics         Kink Impeding       Canada       Issued    607,593     08/04/1989  1,310,595    11/24/1992
Specialties and  Hose for Spraying
Technologies     Water
Investments,
Inc.

Plastics         Kink Impeding       South Korea  Issued    90-700712   08/03/1999  147074       05/14/1998
Specialties and  Hose and Coupling
Technologies
Investments,
Inc.

Plastics         Kink Impeding       United       Issued    228,983     08/05/1988  4,867,485    09/19/1989
Specialties and  Hose and Coupling   States
Technologies
Investments,
Inc.

Plastics         Aeration Pipe and   United       Issued    720,078     09/27/1996  5,811,164    09/22/1998
Specialties and  Method of Making    States
Technologies     Same
Investments,
Inc.

Plastics         Kink Impeding       Japan        Issued    509667/89   08/03/1989  2744831      02/06/1998
Specialties and  Hose for Spraying
Technologies     Water
Investments,
Inc.

Plastics         Hose Fitting        United       Issued    n/a                     5,498,043    03/12/1996
Specialties and  Having Ferrule      States
Technologies,    Anti-Rotation
Inc.             Ratchet Teeth

Plastics         Making A Kink       United       Issued    883,687     05/12/1992  5,315,748    05/31/1994
Specialties and  Impeding Hose       States
Technologies
Investments,
Inc.

Plastics         Soaker Hose         United       Issued    565,037     08/09/1990  5,368,235    11/29/1994
Specialties and  Assembly            States
Technologies
Investments,
Inc.

Plastics         Kink Impeding       United       Issued    386,197     08/01/1989  4,923,223    05/08/1990
Specialties and  Hose for Spraying   States
Technologies     Water
Investments,
Inc.

Plastics         Method of           United       Issued    722,506     09/27/1996  5,811,038    09/22/1998
Specialties and  Blending            States
Technologies     Components for
Investments,     Porous Plastic
Inc.             Pipe Processing

Natvar Holdings, Tri-Layer Tubing    United       Issued    N/A                     4,627,844    12/09/1986
Inc.                                 States
                 High Barrier        European     Pending   98932931.3  02/09/20900
                 Closure Liner       Patent
                 with Oxygen         Convent
                 Absorbing
                 Capabilities

Tri-Seal         High Barrier        Canada       Pending   2,295,299   12/14/2000
Holdings, Inc.   Closure Liner
                 with Oxygen
                 Absorbing
                 Capabilities

Tri-Seal         Improved            United       Pending   08/715,210  09/17/1996
Holdings, Inc.   Separating          States
                 Closure Liner
                 with Pressure
                 Sensitive
                 Adhesive

Tri-Seal         Improved            Mexico       Pending   976730      09/04/1997
Holdings, Inc.   Separating
                 Closure Liner
                 with Pressure
                 Sensitive
                 Adhesive

Tri-Seal         Improved            European     Pending   97202702    09/02/1997
Holdings, Inc.   Separating          Patent
                 Closure Liner       Convent
                 with Pressure
                 Sensitive
                 Adhesive

Tri-Seal         High Barrier        United       Pending   08/889,917  07/10/1997
Holdings, Inc.   Closure Liner       States
                 with Oxygen
                 Absorbing
                 Capabilities

Tri-Seal         Improved            Brazil       Pending   9702875-4   09/15/1997
Holdings, Inc.   Separating
                 Closure Liner
                 with Pressure
                 Sensitive
                 Adhesive

Tri-Seal         Cap Liner for Hot   European     Issued    92307085.8  08/03/1992 0530977      08/03/1992
Holdings, Inc.   Filled Container    Patent
                 and Method          Convent

Tri-Seal         Improved            Argentina    Pending   970104155   09/10/1997
Holdings, Inc.   Separating
                 Closure Liner
                 with Pressure
                 Sensitive
                 Adhesive

Tri-Seal         High Barrier        WIPO         Pending   pct/us99/   01/26/1999
Holdings, Inc.   Closure Liner for                           00396
                 Carbonated
                 Beverage
                 Containers and
                 the Like

Tri-Seal         Improved            Canada       Pending   2214339     09/16/1997
Holdings, Inc.   Separating
                 Closure Liner
                 with Pressure
                 Sensitive
                 Adhesive

Tri-Seal         High Barrier        WIPO         Pending   pct/us98/   07/07/1998
Holdings, Inc.   Closure Liner                               13435
                 with Oxygen
                 Absorbing
                 Capabilities

Tri-Seal         Method of Making    United       Issued    n/a                    5,626,807    05/06/1997
Holdings, Inc.   Retention Walls     States
                 and Product
                 Therefrom

Tri-Seal         Cap Liner For Hot   United       Issued    442,037     05/16/1995 5,598,940    02/04/1997
Holdings, Inc.   Filled Container    States
                 and Method of
                 Making

Tri-Seal         Cap Liner for Hot  Mexico       Issued    9205101      09/04/1992 189352       07/15/1998
Holdings, Inc.   Filled Container
                 and Method

Tri-Seal         Cap Liner for Hot  Canada       Issued    2074387-5    07/22/1992  2,074,387    11/23/1999
Holdings, Inc.   Filled Container
                 and Method

Tri-Seal         Cap Liner for Hot  Brazil       Issued    PI9203446-2  09/03/1992 P19203466    11/24/1998
Holdings, Inc.   Filled Container
                 and Method

Tri-Seal         Cap Liner for Hot  United       Issued    214,273      03/16/1994 5,615,789    04/01/1997
Holdings, Inc.   Filled Container   States
                 and Method of
                 Making

Tri-Seal         Cap Liner and      United       Issued    08/378,763   07/12/1989 5,057,365    10/15/1991
Holdings, Inc.   Process for Using  States
                 Cap Liner to Seal
                 Containers

Tri-Seal         High Barrier       United       Pending   09/013,918   01/27/1998
Holdings, Inc.   Closure Liner for  States
                 Carbonated
                 Beverage
                 Containers and
                 the Like

Tri-Seal         Innerseal With     United       Pending   60/205,981   05/19/2000
Holdings, Inc.   Easy Lift Tab      States

Tri-Seal         Cap Liner for Hot  United       Issued    755,733      09/06/1991 5,601,200    02/11/1997
Holdings, Inc.   Filled Container   States
                 and Method

TRADEMARKS
-----------

---------------------------------------------------------------------------------------------------------------
     Entity             Mark        App. No.     Reg. No.  Jurisdiction   Status   File Date    Reg. Date
---------------------------------------------------------------------------------------------------------------
Natvar Holdings,   NATVAR          74/537,629                United     Abandoned  08/17/1998
Inc.                                                         States

Natvar Holdings,   N & Design      75/582,911                United     Abandoned  04/11/1998
Inc.                                                         States

Natvar Holdings,   NATVAR & Design 74/582,918                United     Pending    11/04/1998
Inc.                                                         States

Natvar Holdings,   E-MF            74/641,127    2,000,761   United     Registered 03/02/1995   09/17/1996
Inc.                                                         States

Natvar Holdings,   RYLON           74/634,425    2,055,965   United     Registered 02/15/1995   04/22/1997
Inc.                                                         States

Natvar Holdings,   E-MF TOUCH-LOK  74/192,980    1,784,124   United     Registered 08/09/1991   07/27/1993
Inc.                                                         States

Plastic            COLORITE        75/207,603    2,213,716   United     Registered 12/03/1996   12/29/1998
Specialties and    POLYMERS                                  States
Technologies,
Inc.

Plastic            SELF-FROSTING   74/101,224                United     Abandoned  09/28/1990
Specialties and                                              States
Technologies,
Inc.

Plastic            COLORITE        75/206,355    2,220,816   United     Registered 12/02/1996   01/26/1999
Specialties and                                              States
Technologies,
Inc.

Plastic            ELASTOCHEM      74/080,909                United     Abandoned  07/23/1990
Specialties and                                              States
Technologies,
Inc.

Plastic            MULTI CHEM      74/080,666                United     Abandoned  07/23/1990
Specialties and                                              States
Technologies,
Inc.

Plastic            GARDEN MATE     069,875       687,976     United     Lapsed     03/19/1959   11/10/1959
Specialties and                                              States
Technologies,
Inc.

Plastic            THERMO-RUBBER   019,140       1,005,819   United     Registered 04/18/1974   03/04/1975
Specialties and                                              States
Technologies,
Inc.

Plastic            GLADE           188,727       792,573     United     Registered 03/16/1964   07/13/1965
Specialties and                                              States
Technologies,
Inc.

Plastic            ABLEX           114,441       729,302     United     Registered 02/27/1961   04/03/1962
Specialties and                                              States
Technologies,
Inc.

Plastic            DURO-TRED       143,375       1,096,751   United     Lapsed     10/03/1977   07/18/1978
Specialties and                                              States
Technologies,
Inc.

Plastic            COLORITE &      73/011,158    1,007,883   United     Registered 01/17/1974   04/01/1975
Specialties and    Design                                    States
Technologies,
Inc.

Plastic            DUROLAST        74/686,898    2,037,827   United     Registered 06/09/1995   02/11/1997
Specialties and                                              States
Technologies,
Inc.

Plastic           SUNSHIELD &      261,009       1,175,146   United     Registered 05/05/1980   10/27/1981
Specialties and   Design                                     States
Technologies,
Inc.

Plastic           GERING           171,028       773,898     United     Registered 06/14/1963   07/28/1964
Specialties and                                              States
Technologies,
Inc.

Plastic           STARS & STRIPES  74/352,418    1,869,562   United     Registered 01/25/1993   12/27/1994
Specialties and                                              States
Technologies,
Inc.

Plastic           AUTOMOIST        74/676,921    2,037,792   United     Transfer   05/19/1995   02/11/1997
Specialties and                                              States
Technologies,
Inc.

Plastic           GARDEN QUEEN &   34,787        662,588     United     Lapsed     08/01/1957   06/03/1958
Specialties and   Design                                     States
Technologies,
Inc.

Plastic           FLEETWOOD         72/188,728   792,574     United     Registered              07/13/1965
Specialties and                                              States
Technologies,
Inc.

Plastic           SPIRALCAST        722,451      1,512,689   United     Registered 04/15/1988   11/15/1988
Specialties and                                              States
Technologies,
Inc.

Plastic           HOSE LINKS        73/828,399   1,645,242   United     Registered 09/29/1989   05/21/1991
Specialties and                                              States
Technologies,
Inc.

Plastic           COLORITE          72/022,359   653,086     United     Registered 01/10/1957   10/15/1957
Specialties and                                              States
Technologies,
Inc.

Plastic           UNICHEM           73/647,066   1,486,598   United     Registered              05/03/1988
Specialties and                                              States
Technologies,
Inc.

Plastic           IRRIGATOR &       446,068      978,601     United     Lapsed     01/15/1973   02/12/1974
Specialties and   Design                                     States
Technologies,
Inc.

Plastic           A-FLEX TUBING     74/288,776   1,808,473   United     Registered 06/25/1992   11/30/1993
Specialties and                                              States
Technologies,
Inc.

Plastic           COLORITE          73/748,033   1,628,320   United     Registered 08/24/1988   12/18/1990
Specialties and   WATERWORKS                                 States
Technologies,
Inc.

Plastic           IRRIGATOR         74/501,200   2,074,584   United     Registered 03/14/1994   06/24/1997
Specialties and                                              States
Technologies,
Inc.

Plastic           SOFT'N FLEXIBLE   74/474,797   1,856,460   United     Registered 12/30/1993   09/27/1994
Specialties and                                              States
Technologies,
Inc.

Plastic           COLOR-BRITE       74/134,440   1,668,518   United     Registered 01/29/1991   12/17/1991
Specialties and                                              States
Technologies,
Inc.

Plastic           ULTRALITE         74/401,942   1,825,140   United     Registered 06/15/1993   03/08/1994
Specialties and                                              States
Technologies,
Inc.

Plastic           HOZEGARD          74/342,053   1,793,680   United     Cancelled  12/18/1992   09/21/1993
Specialties and                                              States
Technologies,
Inc.

Plastic           FINGERTITE        74/342,052   1,838,680   United     Registered 12/18/1992   06/07/1994
Specialties and                                              States
Technologies,
Inc.

Plastic           CP & Design       649,998      1,488,020   United     Registered 03/18/1987   05/17/1988
Specialties and                                              States
Technologies,
Inc.

Plastic           XL FORMULA 100 &  258,840      857,487     United     Registered 11/16/1966   09/24/1968
Specialties and   Design                                     States
Technologies,
Inc.

Plastic           HEAVY SILVER      508,696      1,355,348   United     Registered 11/14/1984   08/20/1985
Specialties and                                              States
Technologies,
Inc.

Plastic           COLORITE          266,853      528,184     Mexico     Registered 06/28/1996   08/09/1996
Specialties and   WATERWORKS
Technologies,
Inc.

Plastic           PLASMED                        70260       California Registered              07/27/1983
Specialties and
Technologies,
Inc.

Plastic           PLASMED           436,404      1,296,200   United     Registered 07/26/1983   09/18/1984
Specialties and                                              States
Technologies,
Inc.

Plastic           ABLEX             599316                   European   Pending    08/07/1997
Specialties and                                              Union (CTM)
Technologies
Investments,
Inc.

Plastic           SR-TUBING         1271451                  European   Pending    02/09/1999
Specialties and                                              Union (CTM)
Technologies
Investments,
Inc.

Plastic           SR-TUBING         932204                   Benelux    Pending    02/09/1999
Specialties and
Technologies
Investments,
Inc.

Plastic           NSC               598821       598821      European   Registered 08/07/1997   08/16/1999
Specialties and                                              Union (CTM)
Technologies
Investments,
Inc.

Plastic           NSC               898991       615266      Benelux    Registered 08/07/1997   04/01/1988
Specialties and
Technologies
Investments,
Inc.

Plastic           ABLEX             896990       615265      Benelux    Registered 08/07/1997   04/01/1998
Specialties and
Technologies
Investments,
Inc.

Plastic           EVENFLOW          73/835,682   1,806,098   United     Registered 11/02/1989   11/23/1993
Specialties and                                              States
Technologies
Investments,
Inc.

Plastic           COLORITE          821,631      480716      Canada     Registered 08/26/1996   08/15/1997
Specialties and   WATERWORKS
Technologies
Investments,
Inc.

Plastic           FLEXFORM          75/163,251               United     Abandoned  09/09/1996
Specialties and                                              States
Technologies
Investments,
Inc.

Plastic           AUTOMOST          75/252,604   2,191,922   United     Transfer   03/06/1997   09/29/1998
Specialties and                                              States
Technologies
Investments,
Inc.

Plastic           FLEXRITE          850277       496007      Canada     Registered 07/09/1997   06/15/1998
Specialties and
Technologies
Investments,
Inc.

Plastic           COLOR-BRITE       823859       482677      Canada     Registered 09/23/1996   09/19/1997
Specialties and
Technologies
Investments,
Inc.

Plastic           FLEXRITE          75/163,250   2,110,026   United     Registered 09/09/1996   10/28/1997
Specialties and                                              States
Technologies
Investments,
Inc.

Plastic           COLORITE          266,852                  Mexico     Pending    06/28/1996
Specialties and
Technologies
Investments,
Inc.

Plastic           COLORITE          201,392      201,392     European   Registered 04/01/1996   08/31/1998
Specialties and                                              Union (CTM)
Technologies
Investments,
Inc.

Plastic           COLORITE          821,632      480717      Canada     Registered 08/26/1996   08/15/1997
Specialties and
Technologies
Investments,
Inc.

PureTec           FLEXCHEM          75/275,251   2,163,785   United     Registered 04/16/1997   06/09/1998
Corporation                                                  States

PureTec           CYBERSHIELD       74/398,229   1,821,345   United     Registered 06/07/1993   02/15/1984
Corporation                                                  States

PureTec           CYBERTECH         74/398,692   1,821,347   United     Registered 06/07/1993   02/15/1994
Corporation       (stylized)                                 States

PureTec           CYBERTECH         74/398,693   1,821,348   United     Registered 06/07/1993   02/15/1994
Corporation                                                  States

PureTec           CYBERTUFF         74/398,016   1,822,761   United     Registered 06/07/1993   02/22/1994
Corporation                                                  States

PureTec           CYBERCELL         74/398,676   1,821,346   United     Registered 06/07/1993   02/15/1994
Corporation                                                  States

PureTec           CYBEREX           74/398,566   1,822,764   United     Registered 06/07/1993   02/15/1994
Corporation                                                  States

PureTec           CYBERMOLD         74/398,017   1,822,762   United     Registered 06/07/1993   02/22/1994
Corporation                                                  States

PureTec           COLORITE POLYMERS 75/007,049   2,052,098   United     Registered 10/11/1995   04/15/1997
Corporation                                                  States

PureTec           SELF-FROSTING     74/241,186   1,731,102   United     Registered 01/29/1992   11/10/1992
Corporation                                                  States

PureTec           CYBERLAST         74/398,228   1,822,763   United     Registered 06/07/1993   02/22/1994
Corporation                                                  States

PureTec           COLORITE          368,811      368,811     European   Registered 09/06/1996   08/17/1998
Corporation                                                  Union (CTM)

PureTec           MULTICHEM         74/241,188   1,721,946   United     Registered 01/29/1992   10/06/1992
Corporation                                                  States

PureTec           ELASTICHEM        75/099,673   2,126,655   United     Registered 05/06/1996   01/06/1998
Corporation                                                  States

Tri-Seal          SOR               330,246      1,252,942   United     Registered 09/29/1981   10/04/1983
Holdings, Inc.                                               States

Tri-Seal          TRI-SEAL          652,824      1,463,496   United     Registered 04/03/1987   11/03/1987
Holdings, Inc.                                               States

Tri-Seal          TRI-COLA          75/445,201               United     Abandoned  03/05/1998
Holdings, Inc.                                               States

Tri-Seal          TRI-SHIELD        942,953                  European   Pending    09/22/1998
Holdings, Inc.                                               Union (CTM)

Tri-Seal          TRI-SHIELD        75/547,698               United     Pending    09/03/1998
Holdings, Inc.                                               States

Tri-Seal          BARRIER KING      75/628,603               United     Allowed    01/25/1999
Holdings, Inc.                                               States

Tri-Seal          TRI-FLEX          73/819,428   1,595,367   United     Lapsed     08/15/1989   05/08/1990
Holdings, Inc.                                               States

Tri-Seal          TRI-FOIL          423,389      1,305,889   United     Registered 04/27/1983   11/20/1984
Holdings, Inc.                                               States

Tri-Seal          TRI-GARD SPP      75/347,691   2,214,222   United     Registered 08/27/1997   12/29/1998
Holdings, Inc.                                               States

Tri-Seal          TRI-GARD SPET     75/347,685   2,216,083   United     Registered 08/27/1997   01/05/1999
Holdings, Inc.                                               States

Tri-Seal          TRI-LAM           612,054      1,486,151   United     Registered 07/30/1986   04/26/1988
Holdings, Inc.                                               States

Tri-Seal          Design            244,253      1,116,546   United     Registered 12/27/1979   08/25/1981
Holdings, Inc.                                               States

Tri-Seal          TRI-GARD SPE      75/347,686   2,271,443   United     Registered 08/27/1997   08/24/1999
Holdings, Inc.                                               States

Tri-Seal          TRI-SEAL & Design 228,047      1,184,757   United     Registered 08/20/1979   01/05/1982
Holdings, Inc.                                               States

Tri-Seal          F-219             942,706                  European   Pending    09/22/1998
Holdings, Inc.                                               Union (CTM)

Tri-Seal          F-217             74/035,714   1,675,065   United     Registered 03/07/1990   02/11/1992
Holdings, Inc.                                               States

Tri-Seal          F-217             921,064                  European   Abandoned  09/03/1998
Holdings, Inc.                                               Union (CTM)

Tri-Seal          F-8268            942,771                  European   Pending    09/22/1998
Holdings, Inc.                                               Union (CTM)

Tri-Seal          TRI-SO2RB         75/358,345   2,240,374   United     Registered 09/17/1997   04/20/1999
Holdings, Inc.                                               States

Tri-Seal          TRI-SO2RB         942,870                  European   Pending    09/22/1998
Holdings, Inc.                                               Union (CTM)

Tri-Seal          F-828             942,748                  European   Pending    09/22/1998
Holdings, Inc.                                               Union (CTM)

Tri-Seal          TRI-GARD          423,390      1,278,994   United     Registered 04/27/1983   05/22/1984
Holdings, Inc.                                               States

Tri-Seal          TRI-GARD          942,813                  European   Pending    09/22/1998
Holdings, Inc.                                               Union (CTM)

Tri-Seal          TRI-SEAL          921,023                  European   Pending    09/03/1998
Holdings, Inc.                                               Union (CTM)

Tri-Seal          TRI-SEAL          670,703      1,240,715   France     Registered 07/12/1983   07/12/1983
Holdings, Inc.

                                                                      Exhibit A
                                                                    to Security
                                                                      Agreement

                             PERFECTION CERTIFICATE

     The undersigned, the chief executive officer of PLASTIC SPECIALITIES AND TECHNOLOGIES INVESTMENTS, INC., a Delaware corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

     1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

     Plastic Specialties and Technologies Investments, Inc.

     (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

     None.

     (c) Except as set forth in Schedule , the Company has not changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

     (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         Action Technology Belgium NV
         Action Technology Italia SpA
         Colorite Europe Ltd
         Colorite Plastics Canada Ltd
         Tekni-Plex, Europe, NV

     2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                    County          State
201 Industrial Parkway             Somerset        NJ
Somerville, NJ 08876

     (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                    County          State
101 Railroad Avenue                Bergen          NJ
Ridgefield, NJ 07657

     (c) The following are all the places of business of the Company not identified above:

Mailing Address                    County          State
Industriezone 3,
B-9320 Erembodegem
Belgium
Via A. Volta 76
1-20083 Gaggiano (MI)
Italy
Via A. Volta 21/23
1-20088 Rosate (MI)
Italy
Springbank Industrial Estate
Pembroke Loop Road
Belfast BT17 0QL
Northern Ireland
3160 Derry Road
Mississauga, Ontario
Canada

     (d) The following are all the locations where the Company maintains any Inventory, not identified above:

Mailing Address                    County          State
None.

     (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                Mailing Address         County             State
None.

     3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

     2(a) The chief executive office of the Company was located at the following address during the past five years:

      65 Railroad Avenue
      Ridgefield NJ 07657

      101 Railroad Avenue
      Ridgefield NJ 07657

     2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

     65 Railroad Avenue
     Ridgefield NJ 07657

     101 Railroad Avenue
     Ridgefield NJ 07657

     Industriezone 3,
     B-9320 Erembodegem
     Belgium

     Via A. Volta 76
     1-20083 Gaggiano (MI)
     Italy
     Via A. Vota 21/23
     1-20088 Rosate (MI)
     Italy

     Springbank Industrial Estate
     Pembroke Loop Road
     Belfast BT17 0QL
     Northern Ireland

     3160 Derry Road
     Mississauga, Ontario
     Canada

     2(c) The following are all the prior places of business of the Company not identified above during the past five years:

     None.

     (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

     2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

     None.

     2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

     None.

     4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

     5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each domestic jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

     6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each domestic jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

     7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

     8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

     9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.

                                 By: /s/ Dr. F. Patrick Smith
                                    --------------------------------
                                    Title: Chief Executive Officer

                                                                     SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE

None.

                                                                  SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                  SCHEDULE 5(B)


                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

     All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                     SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                     SCHEDULE 9


                       PATENTS, TRADEMARKS AND COPYRIGHTS

                  See Schedule 9A.

                                                                      Exhibit A
                                                                    to Security
                                                                      Agreement


                             PERFECTION CERTIFICATE

     The undersigned, the chief executive officer of PLASTIC SPECIALTIES AND TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

     1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

     Plastic Specialties and Technologies, Inc.

     (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

     None.

     (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

     Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

     (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         Action Technology
         American Gasket & Rubber
         Colorite Plastics
         Colorite Polymers
         Colorite Waterworks
         Cybertech Products
         Precision Porous Pipe
         Plastron
         Pure Tech Plastics
         Unichem

     2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Ridgefield NJ 07657

     (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                                  County                    State
Route 10 East
Clinton, IL 61727                                Dewitt                    IL
18 Green Pond Road
Rockaway, NJ                                     Morris                    NJ
1276 Military Road
Tonawanda, NY 14217                              Erie                      NY
700 Jewel Drive
Waco, TX 76712                                   McLennan                  TX
102 Airport Road
McKenzie, TN 38201                               Carroll                   TN
207 Brookhollow Industrial Blvd
Dalton, GA 30720                                 Whitfield                 GA
31764 Enterprise Drive
Livonia, MI 48150                                Wayne                     MI
91 East Carmans Road
East Farmingdale, NY 11735                       Suffolk                   NY
1200 Minot Avenue
Auburn, ME 04210                                 Androscoggin              ME
909 East Glendale Road
Sparks, NV                                       Washoe                    NV
19555 East Arenth Avenue
City of Industry, CA 91748                       Los Angeles               CA
101 Railroad Avenue
Ridgefield, NJ 07657                             Bergen                    NJ
9611 Winona
Schiller Park, IL                                Cook                      IL
119 East Commerce Drive
Schaumburg, IL 60173                             Cook                      IL

     (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
Rt. 10 East
Clinton IL 61727                                 DeWitt                    IL
18 Green Pond Road
Rockaway NJ 07866                                Morris                    NJ
119 East Commerce Drive
Schaumburg IL 60173                              Cook                      IL
101 Railroad Avenue
Ridgefield NJ 07657                              Bergen                    NJ
1276 Military Road
Buffalo NY 14217                                 Erie                      NY
909 E. Glendale Road
Sparks NV 89431                                  Washoe                    NV
102 Airport Road
McKenzie TN 38201                                Carroll                   TN
700 Jewel Drive
Waco TX 76712                                    McLennan                  TX
145 Baekeland Avenue
Piscataway NJ 08854                              Middlesex                 NJ
19555 E. Arenth Avenue
City of Industry CA 91748                        Los Angeles               CA
207 Brookhollow Industrial Blvd.
Dalton GA 30720                                  Whitfield                 GA
91 E. Carmans Road
E. Farmingdale NY 11735                          Suffolk                   NY
1200 Minot Avenue
Auburn ME 04210                                  Androscoggin              ME
1764 Enterprise Drive
Livonia MI 48150                                 Wayne                     MI

     (d) The following are all the locations where the Company maintains any Inventory, not identified above:

Mailing Address                                  County                    State
801 Bridgeboro Road
Beverly, NJ 08010                                Burlington                NJ
686 Grand Avenue
Ridgefield NJ 07657                              Bergen                    NJ
301 Pleasant Street
Waco TX 76703                                    McLennan                  TX
6250 Caballero Blvd
Buena Park CA 90620                              Orange                    CA
13226 Alondea Blvd.
Cerritos CA 90701                                Los Angeles               CA
1366 30th Street
San Diego CA 92154                               San Diego                 CA
Puerta de Tierra Muelle #11
Fernandez Junco Avenue
San Juan Puerto Rico 00903                       San Juan                  PR
14550 E. 30th Avenue
Aurora CO 80011                                  Adams                     CO
952 Sulling Street
Bristol VA 24201                                 Bristol City              VA
308 Antoine Street
Wyandotte, MI 48192                              Wayne                     MI
9354 Lincoln Avenue
Holbrook, NY 11741                               Suffolk                   NY
4735 Leyden
Denver, CO 80216                                 Jefferson                 CO
605 South Ellsworth Avenue
Salem, OH 44460                                  Columbiana                OH
2800 Anderson Avenue
Palmdale, CA 93550                               Los Angeles               CA
952 Sullens Street
Bristol, VA 24201                                Washington                VA
165 West 3rd Street
Dover, OH 44622                                  Tescarawas                OH
841 South 71st Avenue
Phoenix, AZ 85043                                Maricopa                  AZ
301 Pleasant Street
Waco, TX 76704                                   McLennan                  TX
383-385 Nordhoff Place
Englewood, NJ 07631                              Bergen                    NJ
200 Davis Avenue
Dayton, OH 45401                                 Montgomery                OH
1600 International Boulevard
Laredo, TX 78041                                 Webb                      TX
1300 North Fredom Street
Ravenna, OH 44266                                Portage                   OH
Building 1, Loc 9 & 10 M KM 2.4
Pueblo Viejo, Guaynabo Puerto Rico 00906                                   PR
300 West Liberty Street
York, SC 29745                                   York                      SC
15301 Showmaker Avenue
Norwalk, CA 90650                                Los Angeles               CA
1366 30th Street
San Diego, CA 92154                              San Diego                 CA
200 Davis Avenue
Dayton OH 45401                                  Montgomery                OH
P.O. Box 80127
Canton, OH 44708                                 Stark                     OH

     (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Inventory of any Grantor:

Name                     Mailing Address         County                    State
None.

     3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

     2(a) The chief executive office of the Company was located at the following address during the past five years:

      65 Railroad Avenue
      Ridgefield, NJ 07657

      101 Railroad Avenue
      Ridgefield, NJ 07657

     2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

      1276 Military Road
      Tonawanda, NY 14217

      700 Jewel Drive
      Waco, TX 76712

      102 Airport Road
      McKenzie, TN 38201
      207 Brookhollow Industrial Blvd
      Dalton, GA 30720

      31764 Enterprise Drive
      Livonia, MI 48150
      91 East Carmans Road
      East Farmingdale, NY 11735

      1200 Minot Avenue
      Auburn, ME 04210

      909 East Glendale Road
      Sparks, NY 89431

      19555 East Arenth Avenue
      City of Industry, CA 91748

      65 Railroad Avenue
      Ridgefield, NJ 07657

      101 Railroad Avenue
      Ridgefield, NJ 07657

      Route 10 East
      Clinton, IL 61727

      18 Green Pond Road
      Rockaway, NJ 07866

      9611 Winona
      Schiller Park, IL

      119 East Commerce Drive
      Schaumber, IL 60173

     2(c) The following are all the prior places of business of the Company not identified above during the past five years:

     Schiller Park IL

     (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

     2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

     None.

     2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

     None.

     4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

     5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

     6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

     7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

     8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

     9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.

                                      By: /s/ F. Patrick Smith
                                         ----------------------------------
                                         Title: Chief Executive Officer

                                                                     SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE

None.

                                                                  SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                  SCHEDULE 5(B)


                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                           DESCRIPTION OF COLLATERAL

     All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                     SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                     SCHEDULE 9


                       PATENTS, TRADEMARKS AND COPYRIGHTS

                  See Schedule 9A.

                                                                      Exhibit A
                                                                    to Security
                                                                      Agreement


                             PERFECTION CERTIFICATE


     The undersigned, the chief executive officer of PURETEC CORPORATION, a New Jersey corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

     1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

     PureTec Corporation

     (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

      PureTec Corporation
      (name as of March 1996)

      Pure Tech Newco, Inc.
      (original name - 1994)

      Pure Tech International, Inc.
      (name as of July, 1995)

     (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

     Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

     (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         Pure Tech Plastics, Inc.
         Pure Tech APR, Inc.
         Multi Container Recycling, Inc.
         Pure Tech SPP, Inc.
         MCRI of Maine, Inc.
         Styrex Industries, Inc.
         Coast Recycling North, Inc.
         Pure Tech Recycling of California
         REI Distributors, Inc.
         Alumet Smelting Corporation
         Distributors Recycling, Inc.
         Action Technology
         Colorite Plastics
         Colorite Polymers
         Pure Tech Plastics
         Action Technology Belgium NV
         Action Technology Italia SpA
         Colorite Europe Ltd
         Colorite Plastics Canada Ltd
         Burlington Resins, Inc.

     2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Somerville, NJ 08876

     (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                                  County                    State
101 Railroad Avenue                              Bergen                    NJ
Ridgefield, NJ 07657

     (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
None.

     (d) The following are all the locations where the Company maintains any Inventory, not identified above:

Mailing Address                                  County                    State
None.

     (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                     Mailing Address         County                    State
None.

     3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

     2(a) The chief executive office of the Company was located at the following address during the past five years:

      65 Railroad Avenue
      Ridgefield, NJ 07657

      101 Railroad Avenue
      Ridgefield, NJ 07657
      100 Franklin Square Drive
      Suite 105
      Somerset NJ 08873

     2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

      65 Railroad Avenue
      Ridgefield, NJ 07657

      100 Franklin Square Drive
      Suite 105
      Somerset NJ 08873

     2(c) The following are all the prior places of business of the Company not identified above during the past five years:

      None.

     (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

     2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

      None.

     2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

      None.

     4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

     5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

     6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

     7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

     8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

     9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.

                                             By: /s/ Dr. F. Patrick Smith
                                                -------------------------------
                                                Title: Chief Executive Officer

                                                                     SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE


None.

                                                                  SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                  SCHEDULE 5(B)

                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

     All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                     SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                     SCHEDULE 9

                       PATENTS, TRADEMARKS AND COPYRIGHTS


                  See Schedule 9A.

                                                                      Exhibit A
                                                                    to Security
                                                                      Agreement


                             PERFECTION CERTIFICATE


     The undersigned, the chief executive officer of REI DISTRIBUTORS, INC., a New Jersey corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

     1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

     REI Distributors, Inc.

     (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

     None.

     (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

     Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

     (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

      Alumet Smelting Corporation
      Distributors Recycling, Inc.

     2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                                  County                    State
201 Industrial Parkway                           Somerset                  NJ
Somerville, NJ 08876

     (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                                  County                    State
101 Railroad Avenue                              Bergen                    NJ
Ridgefield NJ 07657

     (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
None.

     (d) The following are all the locations where the Company maintains any Inventory not identified above:

Mailing Address                                  County                    State
None.

     (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                     Mailing Address         County                    State
None.

     3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

     2(a) The chief executive office of the Company was located at the following address during the past five years:

      65 Railroad Avenue
      Ridgefield NJ 07657

      100 Franklin Square Drive
      Suite 105
      Somerset NJ 08873

     2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

      None.

     2(c) The following are all the prior places of business of the Company not identified above during the past five years:

      None.

     (b) Set forth below is the information required by subparagraphs and above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

     2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

      None.

     2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

      Automated Recycling Technologies, Inc.
      104 East Peddie Street
      Newark NJ 07114

     4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

     5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

     6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

     7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

     8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

     9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.


                                              By: /s/ Dr. F. Patrick Smith
                                                 ------------------------------
                                                 Title: Chief Executive Officer

                                                                     SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE


      None.

                                                                  SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                  SCHEDULE 5(B)


                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

     All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                     SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                     SCHEDULE 9


                       PATENTS, TRADEMARKS AND COPYRIGHTS


                  None.

                                                                      Exhibit A
                                                                    to Security
                                                                      Agreement


                             PERFECTION CERTIFICATE

     The undersigned, the chief executive officer of TRI-SEAL HOLDINGS, INC., a Delaware corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June 21, 2000 among Tekni-Plex, Inc., the Company, each other Grantor listed therein and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender as follows:

     1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

                           Tri-Seal Holdings, Inc.

     (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

                           None

     (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

     Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.

     (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

                           None

     2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                                  County               State
201 Industrial Parkway                           Somerset             New Jersey
Somerville, NJ 08876

     (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                                  County               State
217 Bradley Hill Road                            Rockland             New York
Blauvelt, NY 10913

     (c) The following are all the places of business of the Company not identified above:

Mailing Address                                  County                    State
None

     (d) The following are all the locations where the Company maintains any Inventory, not identified above:

Mailing Address                                  County                    State
None

     (e) The following are the names and addresses of all Persons other than the Grantors which have possession of any of the Company's Inventory:

Name                     Mailing Address         County                    State
None

     3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

     2(a) The chief executive office of the Company was located at the following address during the past five years:

                  201 Industrial Parkway
                  Somerville, NJ 08876

     2(b) The following are all the other locations where the Company maintained any books or records relating to any Accounts during the past five years:

                  217 Bradley Hill Road1
                  Blauvelt, NY 10913

_______________
1 This location is in the process of being re-designated by municipal officials as 900 Bradley Hill Road.

     2(c) The following are all the prior places of business of the Company not identified above during the past five years:

                  None

     (b) Set forth below is the information required by subparagraphs and above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

     2(d) The following are all the locations where the Company maintained any Inventory not identified above during the last four months:

     2(e) The following are the names and addresses of all Persons other than the Grantors which have had possession of any of the Company's Inventory during the last four months:

                  None

     4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

     5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 above with respect to the name set forth in paragraph 1(a) above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

     6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

     7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

     8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph above have been paid.

     9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2000.

                                        By: /s/ Dr. F. Patrick Smith
                                           ------------------------------
                                           Title: Chief Executive Officer

                                                                     SCHEDULE 1


                   CHANGES IN IDENTITY OR CORPORATE STRUCTURE


         Incorporated December 17, 1998.

                                                                  SCHEDULE 5(A)


                               FILE SEARCH REPORTS

                          ON FILE WITH WHITE & CASE LLP

                                                                  SCHEDULE 5(B)


                         COPIES OF FINANCING STATEMENTS

                          ON FILE WITH WHITE & CASE LLP

                                                                   SCHEDULE 6(A)


                            DESCRIPTION OF COLLATERAL

     All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                     SCHEDULE 7


                               SCHEDULE OF FILINGS

                          ON FILE WITH WHITE & CASE LLP

                                                                     SCHEDULE 9


                       PATENTS, TRADEMARKS AND COPYRIGHTS


                  See Schedule 9A.

                                                                      Exhibit B
                                                                    to Security
                                                                      Agreement


                           PATENT SECURITY AGREEMENT

                   (PATENT APPLICATIONS AND PATENT LICENSES)
            [Note: To be provided by the Borrower for each Grantor]


     WHEREAS, Tekni-Plex, Inc., a Delaware corporation (herein referred to as "Grantor") owns the Patents (as defined in the Security Agreement referred to below) (including design patents and applications for patents) listed on
Schedule 1 annexed hereto, and is a party to the Patent Licenses (as defined in the Security Agreement referred to below) identified in Schedule 1 annexed hereto;

     WHEREAS, Grantor, certain lenders and Morgan Guaranty Trust Company of New York, as Agent for such lenders, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

     WHEREAS, pursuant to the terms of the Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor, other grantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of such secured parties a continuing security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Patent Collateral (as defined herein) whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each Patent (including each design patent and patent application), including, without limitation, each Patent (including each design patent and patent application) referred to in Schedule 1 annexed hereto;

          (ii) each Patent License, including, without limitation, each Patent License identified in Schedule 1 annexed hereto; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Patent (including any design patent), including, without limitation, any Patent referred to in Schedule 1 annexed hereto (including, without limitation, any such Patent issuing from any application referred to in
     Schedule 1 annexed hereto), and all rights and benefits of Grantor under any Patent License, including, without limitation, any Patent License identified in Schedule 1 annexed hereto.

     Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Patent Collateral any and all appropriate action which Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

     Except to the extent not prohibited in the Security Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Patent Collateral.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of ____________, 2000.

                                                 TEKNI-PLEX, INC.


                                                 By:___________________________
                                                    Title:


Acknowledged:

MORGAN GUARANTY TRUST
  COMPANY OF NEW YORK,
  as Agent


By:_________________________
   Title:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


     I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF COMPANY], personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that
(s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this ___ day of

_______________, 2000.

[Seal]


_______________________________
Signature of notary public
My Commission expires __________

                                                                     SCHEDULE 1
                                                                      to PATENT
                                                             SECURITY AGREEMENT


                                    PATENTS

A.   U.S. Patents and Design Patents

Patent                            Patent No.                    Issue Date
------                            ----------                    ----------


_____________________

                                                                      EXHIBIT C
                                                                    TO SECURITY
                                                                      AGREEMENT


                          TRADEMARK SECURITY AGREEMENT

                (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
                      APPLICATIONS AND TRADEMARK LICENSES)
           [Note: To be provided by the Borrower for each Guarantor]

     WHEREAS, Tekni-Plex, Inc., a Delaware corporation (herein referred to as "Grantor"), owns the Trademarks (as defined in the Security Agreement referred to below) listed on Schedule 1 annexed hereto, and is a party to the Trademark Licenses (as defined in the Security Agreement referred to below) identified in
Schedule 1 annexed hereto;

     WHEREAS, Grantor, certain Lenders and Morgan Guaranty Trust Company of New York, as Agent for such Lenders, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

     WHEREAS, pursuant to the terms of the Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor and Morgan Guaranty Trust Company of New York as Collateral Agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of such secured parties a security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Trademark Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each Trademark, including, without limitation, each Trademark application referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each such Trademark;

          (ii) each Trademark License, including, without limitation, each Trademark License identified in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark, including, without limitation, any Trademark referred to in Schedule 1 hereto, and all rights and benefits of Grantor under any Trademark License, including, without limitation, any Trademark License identified in Schedule 1 hereto, or for injury to the goodwill associated with any of the foregoing.

     Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Trademark Collateral any and all appropriate action which Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

     Except to the extent not prohibited in the Security Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Trademark Collateral.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of __________, 2000.

                                        TEKNI-PLEX, INC.



                                        By:___________________________
                                           Title:


Acknowledged:

MORGAN GUARANTY TRUST
  COMPANY OF NEW YORK,
  as Agent


By:_________________________
   Title:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


     I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF COMPANY], personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that
(s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this ___ day of

_______________, 2000.

[Seal]


__________________________________
Signature of notary public
My Commission expires __________

                                                                     SCHEDULE 1
                                                                   TO TRADEMARK
                                                             SECURITY AGREEMENT


                 U.S. TRADEMARKS AND TRADEMARK REGISTRATIONS1

A.   U.S. Trademarks and Trademark Registrations

Mark                            Reg. No.                     Reg. Date
----                            -------                      ---------

B.   U.S. Trademark Applications


----------------
1 To be updated.

                                                                      EXHIBIT D
                                                                    TO SECURITY
                                                                      AGREEMENT


                          COPYRIGHT SECURITY AGREEMENT

                (COPYRIGHTS, COPYRIGHT REGISTRATIONS, COPYRIGHT
                      APPLICATIONS AND COPYRIGHT LICENSES)
           [Note: To be provided by the Borrower for each Guarantor]

     WHEREAS, _______________, a [__________] corporation (herein referred to as "Grantor") owns the Copyrights (as defined in the Security Agreement referred to below) listed on Schedule 1 annexed hereto, and is a party to the Copyright Licenses (as defined in the Security Agreement referred to below) identified in Schedule 1 annexed hereto;

     WHEREAS, Grantor, [Tekni-Plex, Inc.,] certain banks and Morgan Guaranty Trust Company of New York, as Agent for such lenders, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

     WHEREAS, pursuant to the terms of the Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor and Morgan Guaranty Trust Company of New York, as Collateral Agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), Grantor has granted to Grantee for the benefit of such secured parties a security interest in substantially all the assets of the Grantor, including all right, title and interest of Grantor in, to and under the Copyright Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each Copyright, including, without limitation, each Copyright referred to in Schedule 1 annexed hereto;

          (ii) each Copyright License, including, without limitation, each Copyright License identified in Schedule 1 annexed hereto; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Copyright, including, without limitation, any Copyright referred to in
     Schedule 1 annexed hereto, and all rights and benefits of Grantor under any Copyright License, including, without limitation, any Copyright License identified in Schedule 1 annexed hereto.

     Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Copyright Collateral any and all appropriate action which Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

     Except to the extent not prohibited in the Security Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Copyright Collateral.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of _______, 2000.

                                              [COMPANY]


                                              By:___________________________
                                                 Title:


Acknowledged:

MORGAN GUARANTY TRUST
  COMPANY OF NEW YORK,
  as Agent


By:_________________________
   Title:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


     I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF COMPANY], personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that
(s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this ___ day of _______________, 2000.

[Seal]


_________________________________
Signature of notary public
My Commission expires __________

                                                                     SCHEDULE 1
                                                                   TO COPYRIGHT
                                                             SECURITY AGREEMENT


                     COPYRIGHTS AND COPYRIGHT REGISTRATION

Registration No.                       Reg. Date                Title
----------------                       ---------                -----






                             COPYRIGHT APPLICATIONS

Serial No.                             Date Filed               Title
----------                             ----------               -----





                               COPYRIGHT LICENSES

Name of                Parties               Date of                  Subject
Agreement         Licensor/Licensee         Agreement                 Matter
---------         -----------------         ---------                 ------

                                                                      EXHIBIT E
                                                        [CONFORMED AS EXECUTED]


                            FORM OF PLEDGE AGREEMENT


     AGREEMENT dated as of June 21, 2000 between TEKNI-PLEX, INC. (with its successors, the "Borrower", and, together with any other Person which becomes a Grantor pursuant to Section 3(B), the "Grantors" and each a "Grantor") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (with its successors in such capacity, the "Pledgee").

                             W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Borrower, certain guarantors (the "Guarantors"), certain lenders (the "Lenders") and Morgan Guaranty Trust Company of New York, as Agent for such Lenders, are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "Credit Agreement"); and

     WHEREAS, in order to induce said Lenders and Morgan Guaranty Trust Company of New York, as Agent for such Lenders, to enter into the Credit Agreement, each Grantor has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its obligations under the Credit Agreement and the obligations of the Borrower under the Notes issued pursuant thereto;

     WHEREAS, the Borrower may from time to time be a party to one or more agreements with respect to Derivatives Obligations (each such agreement with respect to Derivatives Obligations with a Derivatives Creditor (as defined below), a "Derivatives Obligations Agreement") with any Lender or Lenders or an affiliate of a Lender (even if any such Lender ceases to be a Lender under the Credit Agreement for any reason) and in each case their subsequent assigns (collectively, the "Derivatives Creditors" and together with the Lenders and the Agent, the "Creditors");

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions.

     Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

     "Certificated Security" has the meaning given such term in Section 8-102(a)(4) of the UCC.

     "Class" has the meaning assigned to such term in Section 20.

                                                                      Exhibit E
                                                                         Page 2


     "Clearing Corporation" has the meaning given such term in Section 8-102(a)(5) of the UCC.

     "Collateral" has the meaning assigned to such term in Section 3(A).

     "Investment Property" has the meaning given such term in Section 9-115(f) of the UCC.

     "Issuer" means (i) each of the Subsidiaries listed on Schedule I hereto and (ii) any other Person which becomes a Domestic Subsidiary after the date of this Agreement.

     "Limited Liability Company Interests" means the entire limited liability company membership interests at any time owned by any Grantor in any limited liability company.

     "Partnership Interest" means the entire general partnership interest or limited partnership interest at any time owned by any Grantor in any general partnership or limited partnership.

     "Pledged Instruments" means (i) all intercompany notes listed on Schedule I hereto and (ii) any instrument required to be pledged to the Pledgee pursuant to Section 3(B).

     "Pledged Securities" means the Pledged Instruments and the Pledged Stock.

     "Pledged Stock" means (i) the Subsidiaries Shares and (ii) any other capital stock or interests required to be pledged to the Pledgee pursuant to
Section 3(B).

     "Requisite Creditors" has the meaning ascribed to such term in Section 21.

     "Secured Obligations" means (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Grantor, now existing or hereafter incurred under any Loan Document to which it is a party (all such obligations and liabilities under this clause (i) being herein collectively called the "Loan Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Grantor, now existing or hereafter incurred under, arising out of or in connection with any Derivatives Obligations Agreement designated by such Grantor and the related Derivatives Creditor as a "Secured Derivatives Obligations Agreement", including all obligations, if any, under a Guaranty in respect of any Derivatives Obligations Agreement (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Secured Derivatives Obligations"); (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral or preserve its security interest in the Collateral in accordance with Section 11; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of each Grantor referred to in clauses (i), (ii) and (iii) above after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on

                                                                      Exhibit E
                                                                         Page 3


the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement.

     "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

     "Subsidiaries Shares" means all shares of capital stock of the Subsidiaries listed on Schedule I hereto.

     Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

     Section 2. Representations and Warranties.

     Each Grantor represents and warrants as follows:

     (A) Title to Pledged Securities. The Grantors own all of the Pledged Securities, free and clear of any Liens other than the Security Interests. The Pledged Stock includes all of the issued and outstanding capital stock of each Issuer owned by the Grantors. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. No Grantor is or will become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

     (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of the Pledged Instruments and certificates representing the Pledged Stock to the Pledgee in accordance with Section 4 hereof, the Pledgee will have valid and perfected security interests in the Collateral subject to no prior Lien other than Permitted Liens. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Borrower nor any of its Subsidiaries has performed or, subject to bankruptcy, insolvency, reorganization and other laws relating to the rights or relief of debtors, will perform any acts which might prevent the Pledgee from enforcing any of the terms and conditions of this Agreement or which would limit the Pledgee in any such enforcement.

     (C) UCC Filing Locations. The chief executive office of the Borrower and each of the Guarantors is located at its address set forth on the signature pages of the Credit Agreement. Under the Uniform Commercial Code as in effect in the State in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

                                                                      Exhibit E
                                                                         Page 4


     Section 3. The Security Interests.

     In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Grantors hereunder:

     (A) Each Grantor hereby assigns and pledges to and with the Pledgee for the benefit of the Creditors and grants to the Pledgee for the benefit of the Creditors security interests in the Pledged Securities, and all of its rights and privileges with respect to the Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "Collateral"). Contemporaneously with the execution and delivery hereof, the Borrower is delivering the intercompany notes constituting the Pledged Instruments and certificates representing the Subsidiaries Shares in pledge hereunder.

     (B) In the event that any Person becomes an Issuer, or any Issuer at any time issues any additional or substitute shares of capital stock, membership interests or partnership interests of any class to a Grantor, or issues any substitute note, or owes any other Debt to a Grantor evidenced by an instrument, the relevant Grantor will immediately pledge and deposit with the Pledgee certificates representing all such shares, Limited Liability Company Interests, Partnership Interests and/or such note (as the case may be) or an instrument evidencing such other Debt (or take such other action as required by Section 4 below) held by such Grantor as additional security for the Secured Obligations. All such shares, interests, notes and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

     (C) The Security Interests are granted as security only and shall not subject the Pledgee or any Creditor to, or transfer or in any way affect or modify, any obligation or liability of the Borrower or any of its Subsidiaries with respect to any of the Collateral or any transaction in connection therewith.

     Section 4. Delivery of Pledged Securities; Procedures.

     (a) To the extent that any Grantor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Grantor) be pledged pursuant to Section 3 of this Agreement and, in addition thereto, such Grantor shall as promptly as practicable take the following actions as set forth below for the benefit of the Creditors:

          (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Grantor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

          (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Grantor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver

                                                                      Exhibit E
                                                                         Page 5

     to the Pledgee, an agreement for the benefit of the Pledgee and the Secured Creditors substantially in the form of Annex A hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

          (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Grantor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-115 (4)(a) and (b), 9-115 (1)(e) and 8-106 (d) of the UCC). The Grantor
     further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing;

          (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(i) hereof, and
     (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate, the procedure set forth in Section 3.2(a)(ii) hereof;

          (v) with respect to any Pledged Instrument, physical delivery of such Pledged Instrument to the Pledgee, endorsed to the Pledgee or endorsed in blank; and

          (vi) with respect to cash, (i) establishment by the Pledgee of a cash account in the name of such Grantor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

     (b) In addition to the actions required to be taken pursuant to proceeding
Section 4(a) hereof, each Grantor shall take the following additional actions with respect to the Pledged Securities and Collateral :

          (i) with respect to all Collateral of such Grantor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Grantor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                                                                      Exhibit E
                                                                         Page 6


          (ii) each Grantor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, on form covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the UCC).

     Section 5. Further Assurances.

     (A) Each Grantor agrees that it will, at its expense and in such manner and form as the Pledgee may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Pledgee may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Pledgee to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Grantor hereby authorizes the Pledgee to execute and file, in the name of the Borrower or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Pledgee in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

     (B) Each Grantor agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Pledgee not less than 30 days' prior notice thereof.

     Section 6. Record Ownership of Pledged Stock.

     The Pledgee may at any time or from time to time during the continuance of an Event of Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Pledgee or its nominee. Each Grantor will promptly give to the Pledgee copies of any notices or other communications received by it with respect to Pledged Stock registered in its name, and the Pledgee will promptly give to the Borrower copies of any notices and communications received by the Pledgee with respect to Pledged Stock registered in the name of the Pledgee or its nominee.

     Section 7. Right to Receive Distributions on Collateral.

     During the continuance of any Event of Default, the Pledgee shall have the right to receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral, and each Grantor shall take all such action as the Pledgee may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by a Grantor shall be received in trust for the benefit of the Pledgee and the Lenders (but, unless an Event of Default shall have occurred and be continuing, may be used by such Grantor as permitted by the other

                                                                      Exhibit E
                                                                         Page 7


provisions of this Agreement and the other Loan Documents). If the Pledgee so directs during the continuance of an Event of Default, such dividends, interest and other payments and distributions shall be segregated from other funds of such Grantor and shall, forthwith upon demand by the Pledgee during the continuance of an Event of Default, be paid over to the Pledgee as Collateral in the same form as received (with any necessary endorsement). After all Events of Default have been cured, the Pledgee's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease, and the Pledgee shall pay over to such Grantor any such Collateral retained by it during the continuance of an Event of Default.

     Section 8. Right to Vote Pledged Stock.

     Unless an Event of Default shall have occurred and be continuing, each Grantor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Pledgee shall, upon receiving a written request from such Grantor accompanied by a certificate signed by the principal executive officer or principal financial officer of the Borrower stating that no Event of Default has occurred and is continuing, deliver to such Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Pledgee or its nominee as shall be specified in such request and be in form and substance satisfactory to the Pledgee.

     If an Event of Default shall have occurred and be continuing, the Pledgee shall have the right to the extent permitted by law and each Grantor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Pledgee were the absolute and sole owner thereof.

     Section 9. General Authority.

     Each Grantor hereby irrevocably appoints the Pledgee its true and lawful attorney, with full power of substitution, in the name of the Grantors, the Pledgee, the Lenders or otherwise, for the sole use and benefit of the Pledgee and Lenders, but at the expense of such Grantor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

          (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

          (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Pledgee were the absolute owner thereof, and

                                                                      Exhibit E
                                                                         Page 7


          (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Pledgee shall give the relevant Grantor not less than thirty
(30) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral. The Pledgee and the Grantors agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

     Section 10. Remedies upon Event of Default.

     If any Event of Default shall have occurred and be continuing, the Pledgee may exercise on behalf of the Lenders all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised), and, in addition, the Pledgee may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, after not less than thirty (30) days' prior written notice to the relevant Grantor, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Pledgee may deem satisfactory. Any Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Pledgee is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provisions of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Pledgee deems necessary or advisable in order to comply with said Act or any other law. Each Grantor will execute and deliver such documents and take such other action as the Pledgee reasonably deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Grantors which may be waived, and each Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice of such sale required by Section 9 and this
Section 10 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such

                                                                      Exhibit E
                                                                         Page 9


place or places as the Pledgee may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine. The Pledgee shall not be obligated to make any such sale pursuant to any such notice. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Pledgee, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     Section 11. Expenses.

     The Grantors jointly and severally agree that they will forthwith upon demand pay to the Pledgee:

          (i) the amount of any taxes which the Pledgee may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

          (ii) the amount of any and all reasonable out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Pledgee may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Pledgee of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

     Any such amount not paid within five business days after demand shall bear interest at the rate applicable to Base Rate Loans plus 2% and shall be an additional Secured Obligation hereunder.

     Section 12. Limitation on Duty of Pledgee in Respect of Collateral.

     Beyond the exercise of reasonable care in the custody thereof, the Pledgee shall have no duty as to any Collateral in its possession or control or in the possession or control of any Pledgee or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Pledgee shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any Pledgee or bailee selected by the Pledgee in good faith.

                                                                      Exhibit E
                                                                        Page 10


     Section 13. Application of Proceeds.

     Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Pledgee in the following order of priorities:

          first, to payment of the expenses of such sale or other realization, including reasonable compensation to Pledgees and counsel for the Pledgee, and all expenses, liabilities and advances incurred or made by the Pledgee in connection therewith, and any other unreimbursed expenses for which the Pledgee or any Lender is to be reimbursed pursuant to Section 10.03 of the Credit Agreement or Section 11 hereof and unpaid fees owing to the Pledgee under the Credit Agreement;

          second, to the ratable payment of unpaid principal of the Secured Obligations;

          third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

          fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

          finally, to payment to the Grantors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          The Pledgee may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

     Section 14. Concerning the Pledgee.

     The provisions of Article VII of the Credit Agreement shall inure to the benefit of the Pledgee in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Pledgee therein set forth:

          (A) The Pledgee is authorized to take all such action as is provided to be taken by it as Pledgee hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral), the Pledgee shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

          (B) The Pledgee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Pledgee shall have no

                                                                      Exhibit E
                                                                        Page 11


     duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Grantors.

     Section 15. Appointment of Co-Pledgees.

     At any time or times, in order to comply with any legal requirement in any jurisdiction, the Pledgee may appoint another bank or trust company or one or more other persons, either to act as co-Pledgee or co-Pledgees, jointly with the Pledgee, or to act as separate Pledgee or Pledgees on behalf of the Lenders, with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Pledgee, include provisions for the protection of such co-Pledgee or separate Pledgee similar to the provisions of Section 14).

     Section 16. Termination of Security Interests; Release of Collateral.

     (a) After the termination of the Total Commitment and all Derivatives Obligations Agreements, when no Note or Letter of Credit is outstanding and when all Loans and other Obligations (other than contingent indemnity obligations) have been paid in full, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive such termination), and the Pledgee, at the request and expense of the relevant Grantor, will execute and deliver to such Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

     (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 5.07 of the Credit Agreement (it being agreed for such purposes that a release will be deemed "permitted by Section 5.07 of the Credit Agreement" if the proposed transaction constitutes an exception to
Section 5.07 of the Credit Agreement) or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 10.05 of the Credit Agreement), and the proceeds of such sale or sales or from such release are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Pledgee, at the request and expense of the respective Grantor will release such Collateral from this Agreement, duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

     (c) At any time that the relevant Grantor desires that the Pledgee take any action to give effect to any release of Collateral pursuant to the foregoing Section 16(b), it shall deliver to the Collateral Agent a certificate signed by an authorized officer describing the Collateral to be sold and the relevant provision of Section 5.07 of the Credit Agreement on which it is relying to make such sale. In the event that any part of the Collateral is released as provided in the preceding paragraph (b), the Pledgee, at the request and expense of such Grantor, will duly release such Collateral and assign, transfer and deliver to such Grantor or its designee (without

                                                                      Exhibit E
                                                                        Page 12


recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold and as may be in the possession of the Pledgee and not theretofore been released pursuant to this Agreement. The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 16. Upon any release of Collateral pursuant to Section 16(a) or (b), none of the Secured Creditors shall have any continuing right or interest in such Collateral, or the proceeds thereof.

     Section 17. Notices.

     All notices hereunder shall be given in accordance with Section 10.01 of the Credit Agreement.

     Section 18. Waivers, Non-exclusive Remedies.

     No failure on the part of the Pledgee to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgee of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

     Section 19. Successors and Assigns.

     This Agreement is for the benefit of the Pledgee and the Lenders and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Pledgee, the Lenders, the Grantors and their respective successors and assigns.

     Section 20. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgee (with the consent of the Required Lenders or, to the extent required by Section 10.05 of the Credit Agreement, all of the Lenders), and each Grantor affected thereby (it being understood that the addition or release of any Grantor hereunder shall not constitute a change, waiver, discharge or variance affecting any Grantor other than the Company and the Grantor so added or released) provided that (i) no such change, waiver, modification or variance shall be made to Section 13 hereof (directly or indirectly by modifying Section 8(A) of the Security Agreement), or this
Section 20 without the consent of each Secured Creditor adversely affected thereby and (ii) that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lenders and Pledgee as holders of the Loan Document Obligations or (y) the Derivatives Creditors as holders of the Interest Rate Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to each of the Loan Document Obligations, the Required Lenders and (y) with

                                                                      Exhibit E
                                                                        Page 13


respect to the Interest Rate Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Derivatives Obligations Agreements.

     Section 21. Pledgee Not A Partner Or Limited Liability Company Member. (a) Nothing herein shall be construed to make the Pledgee or any other Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Creditor, any Grantor and/or any other Person.

     (b) Except as provided in the last sentence of paragraph (a) of this
Section 21, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Grantor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Grantor except as provided in the last sentence of paragraph (a) of this Section 12.

     (c) The Pledgee and the other Creditors shall not be obligated to perform or discharge any obligation of any Grantor as a result of the pledge hereby effected.

     (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

     Section 22. New York Law.

     This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

     Section 23. Severability.

     If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgee and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the

                                                                      Exhibit E
                                                                        Page 14


invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     Section 24. Attachment.

     Each Grantor acknowledges that (i) value has been given, (ii) it has rights in the Collateral (other than after-acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest and (iv) it has received a duplicate original copy of this Pledge Agreement

                                     * * *

                                                                      EXHIBIT E
                                                                        Page 15


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                               TEKNI-PLEX, INC.
                               PURETEC CORPORATION
                               NATVAR HOLDINGS, INC.
                               TRI-SEAL HOLDINGS, INC.
                               PLASTIC SPECIALITIES AND TECHNOLOGIES, INC.
                               BURLINGTON RESINS, INC.
                               PLASTIC SPECIALTIES AND TECHNOLOGIES INVESTMENTS,
                                 INC.
                               PURE TECH APR, INC.
                               MULTI CONTAINER RECYCLER, INC.
                               COAST RECYCLING NORTH, INC.
                               DISTRIBUTORS RECYCLING, INC.
                               REI DISTRIBUTORS, INC.
                               PURE TECH RECYCLING OF CALIFORNIA
                               ALUMET SMELTING CORPORATION


                               By: /s/ Dr. F. Patrick Smith
                                  ------------------------------
                                  Title: Chief Executive Officer



                               MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as
                                 Collateral Agent


                               By: /s/ Colleen Galle
                                  ------------------------------
                                  Title: Vice President

                                   SCHEDULE 1


                           SUBSIDIARIES/PLEDGED STOCK

1.       PureTec Corporation (Delaware)
2.       Ozite Corporation (Delaware)
3.       PTI Plastics, Inc. (Delaware)
4.       Plastic Specialties and Technologies, Inc. (Delaware)
5.       Burlington Resins, Inc. (Delaware)
6.       Plastic Specialties and Technologies Investments, Inc. (Delaware)
7.       Pure Tech APR, Inc. (New York)
8.       Multi Container Recycler, Inc. (Michigan)
9.       Coast Recycling North, Inc. (California)
10.      Distributors Recycling, Inc. (New Jersey)
11.      REI Distributors, Inc. (New Jersey)
12.      Pure Tech Recycling of California (California)
13.      Alumet Smelting Corporation (New Jersey)
14.      Conconre Corp. (Connecticut)
15.      Natvar Holdings, Inc. (Delaware)
16.      Tri-Seal Holdings, Inc. (Delaware)


                               INTERCOMPANY NOTES

None.

                                    ANNEX A

    Form of Agreement Regarding Uncertificated Securities, Limited Liability
                  Company Interests and Partnership Interests


     AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of _______ __, ____, among each of the undersigned pledgors (each a "Grantor" and, collectively, the "Grantors"), Morgan Guaranty Trust Company of New York, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and __________, as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").


                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, each Grantor and the Pledgee have entered into a Pledge Agreement, dated as of June 21, 2000 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), each Grantor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Grantor in and to any and all (1) "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New
York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Grantor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

     WHEREAS, each Grantor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

     NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Each Grantor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the respective Grantor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

     2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

     3. The Issuer hereby represents and warrants that (i) the pledge by the Grantors of, and the granting by the Grantors of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

     4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to any Grantor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

        Morgan Guaranty Trust Company of New York
        60 Wall Street
        New York, New York  10260
        Attention:  ______________
        Tel:  (212) ______________
        Fax:  (212)______________

     5. Except as expressly provided otherwise in Section 4, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

     (a) if to any Grantor, at:

         ------------------------
         ------------------------
         ------------------------
         Attention:  _______________
         Tel.:  ___________________
         Fax:  ___________________

     (b) if to the Pledgee, at:

         Morgan Guaranty Trust Company of New York
         60 Wall Street
         New York, New York  10260
         Attention:  ______________
         Tel:  (212) ______________
         Fax:  (212)______________

     (c) if to the Issuer, at:

         ------------------------
         ------------------------
         ------------------------
         Attention:  ______________
         Telephone No.:___________
         Telecopier No.:___________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 5, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

     6. This Agreement shall be binding upon the successors and assigns of each Grantor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and any Grantor which at such time owns any Issuer Pledged Interests.

     7. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

     IN WITNESS WHEREOF, each Grantor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                     [                              ],
                                      ------------------------------
                                        as a Grantor


                                     By
                                       -----------------------------
                                       Name:
                                       Title:


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                       not in its individual capacity but solely as Collateral Agent and Pledgee


                                     By
                                       -----------------------------
                                       Name:
                                       Title:


                                     [                              ],
                                      ------------------------------


                                     By
                                       -----------------------------
                                       Name:
                                       Title:

                          FORM OF TRANCHE A TERM NOTE

$_____________                                                New York New York
                                                                  June 21, 2000

     FOR VALUE RECEIVED, TEKNI-PLEX, INC., a Delaware corporation, and its successors (the "Borrower"), hereby promises to pay to the order of __________ (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Morgan Guaranty Trust Company of New York (the "Agent") located at 60 Wall Street, New York, NY 10260 on the Tranche A Maturity Date (as defined in the Agreement referred to below) the principal sum of ___________ or, if less, the then unpaid principal amount of all Tranche A Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

     The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.05 of the Agreement.

     This Note is one of the Tranche A Term Notes referred to in the Credit Agreement, dated as of June 21, 2000, among Tekni-Plex, Inc., the Guarantors party thereto, the Lenders from time to time party thereto, the LC Issuing Banks (as defined in the Agreement) from time to time party thereto and Morgan Guaranty Trust Company of New York, as Agent, (as amended, modified or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof and of the other Loan Documents (as defined in the Agreement). This Note is secured by the Collateral Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment as per Section 2.11 of the Agreement, and mandatory repayment as per
Section 2.10 of the Agreement, prior to the Tranche A Maturity Date, in whole or in part.

     In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                             TEKNI-PLEX, Inc.


                                             By
                                               --------------------------------
                                               Name:
                                               Title:

                          FORM OF TRANCHE B TERM NOTE

$_____________                                                New York New York
                                                                  June 21, 2000

     FOR VALUE RECEIVED, TEKNI-PLEX, INC., a Delaware corporation, and its successors (the "Borrower"), hereby promises to pay to the order of ___________ (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Morgan Guaranty Trust Company of New York (the "Agent") located at 60 Wall Street, New York, NY 10260 on the Tranche B Maturity Date (as defined in the Agreement referred to below) the principal sum of ____________ or, if less, the then unpaid principal amount of all Tranche B Tenn Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

     The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.05 of the Agreement.

     This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as,of June 21, 2000, among Tekni-Plex, Inc., the Guarantors party thereto, the Lenders from time to time party thereto, the LC Issuing
Banks (as defined in the Agreement) from time to time party thereto and Morgan Guaranty Trust Company of New York, as Agent (as amended, modified or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof and of the other Loan Documents (as defined in the Agreement). This Note is secured by the Collateral Documents (as defned in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment as per Section 2.11 of the Agreement, and mandatory repayment as per
Section 2.10 of the Agreement, prior to the Tranche B Maturity Date, in whole or in part.

     In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                             TEKNI-PLEX, Inc.


                                             By
                                               --------------------------------
                                               Name:
                                               Title:

                            FORM OF REVOLVING NOTE

$_____________                                                New York New York
                                                                  June 21, 2000

     FOR VALUE RECEIVED, TEKNI-PLEX, INC., a Delaware corporation, and its successors (the "Borrower"), hereby promises to pay to the order of ___________ (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Morgan Guaranty Trust Company of New York (the "Agent") located at 60 Wall Street, New York, NY 10260 on the Revolving Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________ or, if less, the then unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

     The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.05 of the Agreement.

     This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of June 21, 2000, among Tekni-Plex, Inc., the Guarantors party thereto, the Lenders from time to time party thereto, the LC Issuing Banks (as defined in the Agreement) from time to time party thereto and Morgan Guaranty Trust Company of New York, as Agent (as amended, modified or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof and of the other Loan Documents (as defined in the Agreement). This Note is secured by the Collateral Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment as per Section 2.11 of the Agreement, and mandatory repayment as per
Section 2.10 of the Agreement, prior to the Ravolving Loan Maturity Date, in whole or in part.

     In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                             TEKNI-PLEX, Inc.


                                             By
                                               --------------------------------
                                               Name:
                                               Title:

                            FORM OF SWINGLINE NOTE

$10,000,000                                                   New York New York
                                                                  June 21, 2000

     FOR VALUE RECEIVED, TEKNI-PLEX, INC., a Delaware corporation, and its successors (the "Borrower"), hereby promises to pay to the order of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Swingline Lender"), in lawful money of the United States of America in immediately available funds, at the office of Morgan Guaranty Trust Company of New York (the "Agent") located at 60 Wall Street, New York, NY 10260 on the Swingline Expiry Date (as defined in the Agreement referred to below) the principal sum of TEN MILLION DOLLARS ($10,000,000) or, if less, the then unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

     The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.05 of the Agreement.

     This Note is one of the Swingline Notes referred to in the Credit Agreement, dated as of June 21, 2000, among Tekni-Plex, Inc., the Guarantors party thereto, the Lenders from time to time party thereto, the LC Issuing Banks (as defined in the Agreement) from time to tims party thereto and Morgan Guaranty Trust Company of New York, as Agent (as amended, modified or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof and of the other Loan Documents (as defined in the Agreement). This Note is secured by the Collateral Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment as per Section 2.11 of the Agreement, and mandatory repayment as per Section 2.10 of the Agreement, prior to the Swingline Maturity Date, in whole or in part.

     In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE
LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCLPLES OF CONFLICT OF LAWS.

                                             TEKNI-PLEX, Inc.


                                             By
                                               --------------------------------
                                               Name:
                                               Title:

This instrument was prepared by the
attorney described below in consultation with counsel in the State in which the Property is located and, when recorded, the recorded counterparts should be returned to:

                            Jeffrey J. Temple, Esq.
                               White & Case LLP
                          1155 Avenue of the Americas
                           New York, New York 10036
                                 1122556-0024

===============================================================================
                  MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING

                          dated as of _______ __, 2000

                                      by

                              [_______________],
                                the Mortgagor,

                                      to

                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                           as Agent for the Lenders,
                                 the Mortgagee
                                   Property:

                               County of_________
                               State of _________

===============================================================================

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS AND SECURES OBLIGATIONS CONTAINING PROVISIONS FOR CHANGES IN INTEREST RATES. THIS INSTRUMENT ALSO SECURES FUTURE ADVANCES.

                                                                    EXHIBIT F-1

     THIS MORTGAGE, ASSIGNMENT OF LEASES AND) RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Mortgage") dated as of ______, 2000 by ____________ a __________________ corporation,having an address at _______________________(the
"Mortgagor"), to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, as Agent for the Lenders (hereinafter defined), having an address at 500 Stanton Christiana Road, Newark, Delaware 19713 (the "Mortgagee").

                                  WITNESSETH:
                                   RECITALS

     A. Credit Agreement. Reference is hereby made to the Credit Agreement (as amended from time to time, the "Credit Agreement"), dated May 8, 1997, as amended and restated as of March 3, 1998 and as further amended and restated as of ' 2000 among Tekni-Plex, Inc. (the "Borrower"), each Guarantor which is or may hereafter become a party thereto, each Lender which is or may hereafter become a party thereto, the LC Issuing Banks referred to therein, J.P. Morgan Securities Inc., as Arranger and Morgan Guaranty Trust Company of New York, as Agent (the "Agent") providing for the making of loans to the Borrower and the issuance of, and participation in, letters of credit for the account of the Borrowers, as contemplated therein in the maximum principal amount of $440,000,000.

     B. Mortgage. The lien of this Mortgage is being granted to secure payment, performance and observance of the following indebtedness, liabilities and obligations, whether now or hereafter owed or owing, hereinafter referred to collectively as the "Secured Obligations":

          (i) (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Obligor) on any Note or Loan, and any LC Reimbursement Obligation arising under the Credit Agreement, and any Guaranteed Derivatives Agreement (b) all other amounts payable by the Mortgagor hereunder or under any other Loan Document and (c) any renewals or extensions of any of the foregoing; and

          (ii) the performance and observance of each other term, covenant, agreement, obligation, requirement, condition and provision to be performed or observed by the Mortgagor under this Mortgage or any other Loan Document.

                               GRANTING CLAUSES

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for the purpose of securing the due and punctual payment, performance and observance of the Secured Obligations and intending to be bound hereby, the Mortgagor does hereby GRANT, BARGAIN, SELL, CONVEY, MORTGAGE, ASSIGN, TRANSFER and WARRANT to the Mortgagee and its successors under the Loan Documents, with power of sale and right of entry as hereinafter provided, and (to the extent covered by the Local UCC) does hereby GRANT AND WARRANT to the Mortgagee and its successors under the Loan Documents, a continuing first security interest in and to all of the property and rights described in the following Granting Clauses (all of which property and rights are collectively called the "Mortgaged Property") to wit:

GRANTING CLAUSE I.

     Land. The parcel or parcels of land located in ___________ County, State of ______________ and more particularly described in Exhibit A annexed hereto
(the "Land").

GRANTING CLAUSE II.

     Improvements. All estate, right, title and interest of the Mortgagor in, to, under or derived from: all buildings, structures, facilities and other improvements of every kind and description now or hereafter located on the Land, including all parking areas, roads, driveways, walks, fences, walls and terms; all estate, right, title and interest of the Mortgagor, if any, in, to, under or derived from: all recreation, drainage and lighting facilities and other site improvements; all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone, telecommunications and other utility equipment and facilities; all plumbing, lighting, heating, ventilating, air-conditioning, refrigerating, incinerating, compacting, fire protection and sprinkler, surveillance and security, vacuum cleaning, public address and communications equipment and systems; all kitchen and laundry appliances; all walls, screens, awnings, floor coverings, partitions, elevators, escalators, motors, electrical, computer and other wiring, machinery, pipes, fittings and racking and shelving; and all other items of fixtures, equipment and personal property of every kind and description, in each case now or hereafter located on the Land or affixed (actually or constructively) to the Improvements which by the nature of their location thereon or affixation thereto are real property under applicable law; and including all materials intended for the construction, reconstruction, repair, replacement, alteration, addition or improvement of or to such buildings, equipment, fixtures, structures and improvements, all of which materials shall be deemed to be part of the Mortgaged Property immediately upon delivery thereof on the Land and to be part of the Improvements immediately upon their incorporation therein (the foregoing being collectively called the "Improvements").

GRANTING CLAUSE III.

     Equipment. All estate, right, title and interest of the Mortgagor, if any, in, to, under or derived from: all fixtures, chattels and articles of personal property owned or leased by the Mortgagor or in which the Mortgagor has or shall acquire an interest, wherever situated, and now or hereafter located on or in the Land or the Improvements, whether or not affixed thereto (actually or constructively) and which are not real property under applicable law, including all cabinets, lockers, bookcases, shelving, keys or other entry systems, partitions, shades, blinds, curtains, drapes, draperies, carpets, rugs, furniture and furnishings, china, glassware, silverware, pots, pans, utensils, linens, stoves, refrigerators, freezers, dishwashers, laundry and kitchen appliances and equipment; all heating, lighting, plumbing, ventilating, air conditioning, reffigerating, gas, steam, electrical, incinerating and compacting plants, systems, fixtures and equipment, buts and bells; all elevators, stoves, ranges, vacuum and other cleaning systems, floor cleaning, waxing and polishing equipment, intercom, paging and call systems, switchboards, sprinkler systems and other fire prevention, alarm and extinguishing apparatus and materials; all pictures, paintings, works of art and decorations; all pipes, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, trunks, ducts, utensils, tools, implements and fittings; and all other furniture, appliances, equipment, supplies, and tangible property of every kind and nature whatsoever owned or leased by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereinafter located upon the Land, or appurtenances thereto, or usable in connection with the present or future operation or occupancy of the Land or the Improvements, and including any of the foregoing that is temporarily removed from the Land or Improvements to be repaired and later reinstalled thereon or therein (the foregoing being collectively called the "Equipment"; and the Land with the Improvements thereon and the Equipment therein being collectively called the "Property"). If the Lien of this Mortgage is subject to a security interest covering any Property described in this GRANTING CLAUSE III, then all of the right, title and interest of the Mortgagor in and to any and all such Property is hereby assigned to the Mortgagee, together with the benefits of all deposits and payments now or hereafter made thereon by or on behalf of the Mortgagor.

GRANTING CLAUSE IV.

     Appurtenant Rights. All estate, right, title and interest of the Mortgagor, if any, in, to, under or derived from all tenements, hereditaments and appurtenances now or hereafter relating to the Property; the sweets, roads, sidewalks and alleys abutting the Property; all strips and gores within or adjoining the Land; all land in the bed of any body of water adjacent to the Land; all land adjoining the Land created by artificial means or by accretion; all air space and rights to use air space above the Land; all development or similar rights now or hereafter appurtenant to the Land; all rights of ingress and egress now or hereafter appertaining to the Property; all easements and rights of way now or hereafter appertaining to the Property; and all royalties and other rights now or hereafter appertaining to the use and enjoyment of the

Property, including alley, party walls, support, drainage, crop, timber, agricultural, horticultural, oil, gas and other mineral, water stock, riparian and other water rights.

GRANTING CLAUSE V.

     Agreements. All estate, right, title and interest of the Mortgagor, if any, in, to, under or derived from: all Insurance Policies (including all unearned premiums and dividends thereunder), any zoning lot agreements and air rights and development rights which may be vested in the Mortgagor, all guarantees and warranties relating to the Property, all supply and service contracts for water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utilities now or hereafter relating to the Property and all other contract rights, now or hereafter relating to the use or operation of the Property (the foregoing being collectively called the "Agreements").

GRANTING CLAUSE VI.

     Leases. All estate, right, title and interest of the Mortgagor, if any, in, to, under or derived from all Leases now or hereafter in effect, whether or not of record, for the use or occupancy of all or any part of the Property, together with all amendments, supplements, consolidations, replacements, extensions, renewals and other modifications of any thereof.

GRANTING CLAUSE VII.

     Rents, Issues and Profits. All estate, right, title and interest of the Mortgagor, if any, in, to, under or derived from: all rents, royalties, issues, profits, receipts, revenue, income and other benefits now or hereafter, including during any period of redemption, accruing with respect to the Property, including all rents and other sums now or hereafter, including during any period of redemption, payable pursuant to the Leases; all other sums now or hereafter, including during any period of redemption, payable with respect to the use, occupancy, management, operation or control of the Property; and all other claims, rights and remedies now or hereafter, including during any period of redemption, belonging or accruing with respect to the Property, including fixed, additional and percentage rents, occupancy charges, security deposits, parking, maintenance, common area, tax, insurance, utility and service charges and contributions (whether collected under the Leases or otherwise), proceeds of sale of electricity, gas, heating, air-conditioning and other utilities and services (whether collected under the Leases or otherwise), and deficiency rents and liquidated damages following default or cancellation (the foregoing rents and other sums described in this Granting Clause being collectively called the "Rents"), all of which the Mortgagor hereby irrevocably directs be paid to the Mortgagee, subject to the license granted to the Mortgagor pursuant to Section 5.07(b), to be held, applied and disbursed as provided in this Mortgage.

GRANTING CLAUSE VIII.

     Permits. All estate, right, title and interest of the Mortgagor, if any, in, to, under or derived from all licenses, authorizations, certificates, variances, concessions, grants, franchises, consents, approvals and other permits now or hereafter pertaining to the owership, management or operation of the Property (the foregoing being collectively called the "Permits").

GRANTING CLAUSE IX.

     Proceeds and Awards. All estate, right, title and~ interest of the Mortgagor, if any, in, to, under or derived from all proceeds of any Transfer, financing, refinancing or conversion into cash or liquidated claims, whether voluntary or involuntary, of any of the Mortgaged Property, including all Insurance Proceeds, Awards and title insurance proceeds under any title insurance policy now or hereafter held by the Mortgagor, and all rights, dividends and other claims of any kind whatsoever (including damage, secured, unsecured, priority and bankruptcy claims) now or hereafter relating to any of the Mortgaged Property, all of which the Mortgagor hereby irrevocably directs be paid to the Mortgagee to the extent provided hereunder, to be held, applied and disbursed as provided in this Mortgage.

GRANTING CLAUSE X.

     Books and Records. All books and records (including customer lists, credit files, computer programs, print outs and other computer materials and records) of the Mortgagor, if any, now or hereafter pertaining to the ownership, management or operation of the Property.

GRANTING CLAUSE XI.

     Other Intangible Property. All estate, fight, title and interest of the Mortgagor, if any, in, to, under or derived from all intangible property, to the extent not described in the foregoing Granting Clauses, now or hereafter necessary to operate the Property as a going concern.

GRANTING CLAUSE XII.

     Additional Property. All greater, additional or other estate, right, title and interest of the Mortgagor in, to, under or derived from the Mortgaged Property now or hereafter acquired by the Mortgagor, including all right, title and interest of the Mortgagor in, to, under or derived from all extensions, improvements, betterments, renewals, substitutions and replacements of, and additions and appurtenances to, any of the Mortgaged Property hereafter acquired by or released to the Mortgagor or constructed or located on, or affixed to, the Property, in each case, immediately upon such acquisition, release, construction, location or affixation; all estate, right, title and interest of the Mortgagor in, to, under or derived from any other property and rights which are, by the provisions of the Loan Documents, required to be subjected to the Lien hereof, all estate, right, title and interest of the Mortgagor in, to, under or derived from any other property and rights which are necessary to maintain the Property and the Mortgagor's business or operations conducted therein as a going concern, in each case, to the fullest extent permitted by law, without any further conveyance, Mortgage, assignment or other act by the Mortgagor; and all estate, right, title and interest of the Mortgagor in, to, under or derived from all other property and rights which are by any instrument or otherwise subjected to the Lien hereof by the Mortgagor or anyone acting on its behalf.

GRANTING CLAUSE XIII.

     Refunds, Credits or Reimbursements. All of the Mortgagor's right, title and interest in and to any and all of the real estate tax refunds payable to the Mortgagor with respect to the Land or the Improvements, and refunds, credits or reimbursements payable with respect to bonds, escrow accounts or other sums payable in connection with the use, development, or ownership of the Land or Improvements.

     TO HAVE AND TO HOLD the Mortgaged Property, together with all estate, right, title and interest of the Mortgagor and anyone claiming by, through or under the Mortgagor in, to, under or derived from the Mortgaged Property and all rights and appurtenances relating thereto, to the Mortgagee, forever.

     PROVIDED ALWAYS that this Mortgage is upon the express condition that the Mortgaged Property shall be released from the Lien of this Mortgage in full or in part in the manner and at the time provided in Section 7.02

     THE MORTGAGOR ADDITIONALLY COVENANTS AND AGREES WITH THE MORTGAGEE AS
FOLLOWS:

                                   ARTICLE I
                        DEFINITIONS AND INTERPRETATION

     SECTION 1.01. Definitions. (a) Capitalized terms used in this Mortgage, but not otherwise defined herein, are defined in, or are defined by reference to, the Credit Agreement and have the same meanings her6n as therein.

     (b) In addition, as used herein, the following terms have the following meanings:

     "Agreements" is defined in Granting Clause V.

     "Awards" means, at any time, all awards or payments received or receivable by reason of any Condemnation, including all amounts received or receivable with respect to any Transfer in lieu or anticipation of Condemnation or in connection with any agreement with any condemning authority which has been made in settlement of any proceeding relating to a Condemnation.

     "Bankruptcy Code" means the Bankruptcy Code of 1978, as amended.

     "Casualty" means any damage to, or destruction of, the Property.

     "Condemnation" means any condemnation or other taking or temporary or permanent requisition of the Property, any interest therein or right appurtenant thereto, or any change of grade affecting the Property, as the result of the exercise of any right of condemnation or eminent domain. A Transfer to a governmental authority in lieu or anticipation of Condemnation shall be deemed to be a Condemnation.

     "Credit Agreement" is defined in the Recitals.

     "Equipment" is defined in Granting Clause III.

     "Impositions" means all taxes (including real estate taxes, transfer taxes and sales and use taxes), assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof), water, sewer or other rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereon), which at any time may be assessed, levied, confirmed or imposed on or in respect of, or be a Lien upon, (i) the Property, any other Mortgaged Property or any interest therein, (ii) any occupancy, use or possession of, or activity conducted on, the Property to the extent that the failure to pay the same would create a Lien on the Property, (iii) the Rents from the Property or the use or occupancy thereof to the extent that the failure to pay the same would create a Lien on the Property, or (iv) the Secured Obligations or the Loan Documents, but excluding income, excess profits, franchise, capital stock, estate, inheritance, succession, gift or similar taxes of the Mortgagor or the Mortgagee or any other Secured Party, except to the extent that such taxes of the Mortgagor or the Mortgagee or any other Secured Party are imposed in whole or in part in lieu of, or as a substitute for, any taxes which are or would otherwise be Impositions.

     "Improvements" is defined in Granting Clause II.

     "Insurance Policies" means the insurance policies and coverages required to be maintained by the Mortgagor with respect to the Property pursuant to the Credit Agreement.

     "Insurance Premiums: means all premiums payable under the Insurance
Policies.

     "Insurance Proceeds" means, at any time, all insurance proceeds (except proceeds of business interruption insurance) or payments to which the Mortgagor may be or become entitled under the Insurance Policies by reason of any Casualty plus all insurance proceeds and payments to which the Mortgagor may be or become entitled by reason of any Casualty under any other insurance policies or coverages maintained by the Mortgagor with respect to the Property.

     "Insurance Requirements" means all provisions of the Insurance Policies, all requirements of the issuer of any of the Insurance Policies and all orders, rules, regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon the Mortgagor and applicable to the Property, any adjoining vaults, sidewalks, parking areas or driveways or any use or condition thereof.

     "Land" is defined in Granting Clause I.

     "Lease" means each lease, sublease, tenancy, subtenancy, license, franchise, concession or other occupancy agreement relating to the Property, together with any guarantee of the obligations of the tenant or occupant thereunder or any fight to possession under any federal or state bankruptcy code in the event of the rejection of any sublease by the sublandlord thereof or its Mortgagee pursuant to said code.

     "Legal Requirements" means all provisions of the Leases, the Agreements, the Permitted Liens, and the Permits and all applicable laws, statutes, codes, ace, ordinances, orders, judgments, decrees, injunctions, rules, regulations, directions and requirements of, and agreements with, governmental bodies, agencies or officials, now or hereafter applicable to the Property, any adjoining vaults, sidewalks, streets or ways, or any use or condition thereof.

     "Local UCC" means the Uniform Commercial Code as in effect in the State in which the Property is located.

     "Material Adverse Effect" is defined in the Credit Agreement.

     "Mortgage" is defined in the Preamble.

     "Mortgaged Property" is defined in the Granting clauses.

     "Mortgagee" is defined in the Preamble.

     "Mortgagor" is defined in the Preamble.

     "National Flood Insurance Program" means the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973 (42 U.S.C. Sections 4001 et seq.).

     "Permits" is defined in Granting Clause VIII.

     "Permitted Disposition" means any (i) Transfer in connection with a Condemnation, (ii) Transfer of obsolete unused, or unnecessary Equipment in the ordinary course of business or (iii) easement or similar encumbrance with respect to the Property granted by the Mortgagor to any adjoining landowner or any railroad, telephone, cable television, water, sewer, utility or similar company, municipality or other governmental subdivision in the ordinary course of business.

     "Permitted Liens" means (i) any Liens permitted under clauses (g),(h) and
(k) of Section 5.09 of the Credit Agreement and, with respect to Equipment, clauses (a) through (f) of Section 509 of the (Credit Agreement, (ii) Liens being contested pursuant to Section 2.06 and (iii) Permitted Encumbrances.

     "Permitted Encumbrances" means those matters set forth on Exhibit B annexed hereto.

     "Post-Default Rate" means, with respect to any amount payable by the Mortgagor hereunder which is not paid when due, a rate per annum equal to the sum of 2% plus the Applicable Base Rate Margin for such day plus the Base Rate for such day.

     "Property" is defined in Granting Clause III.

     "Receiver" is defined in Section 5.02(a)(iv).

     "Rents" is defined in Granting Clause VII.

     "Restoration" means the restoration, repair, replacement or rebuilding of the Property after a Casualty or Condemnation, and "Restore" means to restore, repair, replace or rebuild the Property after a

Casualty or Condemnation, in each case to a utility and condition adequate to the Mortgagor's use as conducted immediately prior to the Casualty or Condemnation.

     "Secured Obligations" is defined in the Recitals.

     "Secured Parties" means the Mortgagee and all other holders of any of the Secured Obligations (including all Persons to whom any of the Secured Obligations may be payable from time to time).

     "Transfer" means, when used as a noun, any sale, conveyance, assignment, lease, or other transfer and, when used as a verb, to sell, convey, assign, lease, or otherwise transfer, in each case (i) whether voluntary or involuntary, (ii) whether direct or indirect and (iii) including any agreement providing for a Transfer or granting any right or option providing for a Transfer.

     "Unavoidable Delays" means delays due to acts of God, fire, flood, earthquake, explosion or other Casualty, inability to procure or shortage of labor, equipment, facilities, sources of energy (including electricity, steam, gas or gasoline), materials or supplies, failure of transportation, strikes, lockouts, action of labor unions, Condemnation, litigation relating to Legal Requirements, inability to obtain Permits or other causes beyond the reasonable control of the Mortgagor, provided that lack of funds shall not be deemed to be a cause beyond the control of the Mortgagor.

     (c) In this Mortgage, unless otherwise specified, references to this Mortgage or to Agreements, Leases, Permits, the Credit Agreement, the Security Agreement, Notes, Loan Documents and Collateral Documents include all amendments, supplements, consolidations, replacements, restatements, extensions, renewals and other modifications thereof, in whole or in part.

     SECTION 1.02. Interpretation. In this Mortgage, unless otherwise specified, (i) singular words include the plural and plural words include the singular; (ii) words which include a number of constituent parts, things or elements, including the terms Leases, Improvements, Land, Secured Obligations, Property and Mortgaged Property, shall be construed as referring separately to each constituent part, thing or element thereof, as well as to all of such constituent parts, things or elements as a whole; (iii) words importing any gender include the other genders; (iv) references to any Person include such Person's successors and assigns and in the case of an individual, the word "successors" includes such Person's heirs, devisees, legatees, executors, administrators and personal representatives; (v) references to any statute or other law include all applicable rules, regulations and orders adopted or made thereunder and all statutes or other laws amending, consolidating or replacing the statute or law referred to; (vi) the words "consent", "approve", "agree" and "request", and derivations thereof or words of similar import, mean the prior written consent, approval, agreement or request of the Person in question; (vii) the words "include" and "including", and words of similar import, shall be deemed to be followed by the words "without limitation"; (viii) the words "hereto", "herein", "hereof" and "hereunder", and words of similar import, refer to this Mortgage in its entirety; (ix) references to Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are to the Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses of this Mortgage; (x) the Schedules and Exhibits to this Mortgage are incorporated herein by reference;
(xi) the titles and headings of Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are inserted as a matter of convenience and shall not affect the construction of this Mortgage; (xii) all obligations of the Mortgagor hereunder shall be satisfied by the Mortgagor at the Mortgagor's sole cost and expense; and (xiii) all rights and powers granted to the Mortgagee hereunder shall be deemed to be coupled with an interest and be irrevocable; and (xiv) all capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement.

     SECTION 1.03. Resolution of Drafting Ambiguities. The Mortgagor acknowledges that it was represented by counsel in connection with this Mortgage, that it and its counsel reviewed and participated in the preparation and negotiation of this Mortgage and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party or the Mortgagee shall not be employed in the interpretation of this Mortgage.

                                  ARTICLE II
               CERTAIN WARRANTIES AND COVENANTS OF THE MORTGAGOR

     SECTION 2.01. Title. (a) The Mortgagor warrants that, as of the date hereof, (i) (x) the Mortgagor has good and marketable title to the fee simple interest in the Land and the Improvements thereon, (y) the Mortgagor is the owner of, or has a valid leasehold interest in, the Equipment and all other items constituting the Mortgaged Property, and (z) this Mortgage constitutes a valid, binding and enforceable first Lien on the Mortgaged Property, in each case subject only to Permitted Encumbrances with respect thereto; and (ii) the Permitted Encumbrances do not materially interfere with the enjoyment, use or operation of the Property or materially, adversely affect the value thereof.

     (b) The Mortgagor shall forever preserve, protect, warrant and defend (i) the estate, right, title and interest of the Mortgagor in and to the Mortgaged Property; (ii) the validity, enforceability and priority of the Lien of this Mortgage on the Mortgaged Property; and (iii) the right, title and interest of the Mortgagee, and any purchaser at any sale of the Mortgaged Property hereunder or relating hereto, in each case against all other Liens and claims whatsoever, subject only to Permitted Liens.

     (c) The Mortgagor, at its sole cost and expense, shall (i) promptly correct any defect or error which may be discovered in this Mortgage or any financing statement or other document relating hereto; and (ii) promptly execute, acknowledge, deliver, record and re-record, register and re-register, and file and re-file this Mortgage and any financing statements or other documents which the Mortgagee may require from time to time (all in form and substance reasonably satisfactory to the Mortgagee) in order (A) to effectuate, complete, perfect, continue or preserve the Lien of this Mortgage as a first Lien on the Mortgaged Property, whether now owned or hereafter acquired, subject only to the Permitted Liens, or (B) to effectuate, complete, perfect, continue or preserve any right, power or privilege granted or intended to be granted to the Mortgagee hereunder or otherwise accomplish the purposes of this Mortgage, provided the same does not, in any material respect, increase the obligations of, or diminish the rights reserved to, the Mortgagor hereunder. To the extent permitted by law, the Mortgagor hereby authorizes the Mortgagee to execute and file financing statements or continuation statements without the Mortgagor's signature appearing thereon. The Mortgagor shall pay within fifteen (15) days of demand therefor the costs of, or incidental to, any recording or filing of any financing or continuation statement, or amendment thereto, concerning the Mortgaged Property.

     (d) Nothing herein shall be construed to subordinate the Lien of this Mortgage to any Permitted Lien to which the Lien of this Mortgage is not otherwise subordinate.

     SECTION 2.02. Secured Obligations. The Mortgagor shall duly and punctually pay, perform and observe the Secured Obligations to the extent required of the Mortgagor in accordance with the terms and provisions of the Loan Documents.

     SECTION 2.03. Impositions. The Mortgagor shall (i) subject to Section 2.06, duly and punctually pay all material Impositions, including any accrued interest on the unpaid balance of any Imposition which is being paid in installments prior to the delinquency date thereof, (ii) subject to Section 2.06, duly and punctually file all returns and other statements required to be filed with respect to any material Imposition prior to the delinquency date thereof, (iii) promptly notify the Mortgagee of the receipt by the Mortgagor of any notice of default in the payment of any material Imposition or in the filing of any return or other statement relating to any material Imposition and simultaneously furnish to the Mortgagee a copy of such notice of default; and
(iv) not make deduction from or claim any credit on any Secured Obligation by reason of any Imposition and, to the extent permitted under applicable law, hereby irrevocably waives any right to do so, provided, however, that if any such Imposition may be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), the Mortgagor may pay the same in installments (together with any accrued interest payable on the unpaid balance thereof) as the same respectively become due, before any fine or penalty, attaches thereto, and provided further, that if the Mortgagor in good faith contests the validity or amount of any such Imposition or claim by appropriate proceedings and in accordance with Section 2.06, the Mortgagor may defer payment thereof during the pendency of such contest including any appeal period.

     SECTION 2.04. Legal and Insurance Requirements. (a) The Mortgagor represents and warrants that as of the date hereof, (i) to the best of the Mortgagor's knowledge, (x) the Property and the use and operation thereof comply with all Insurance Requirements and all material Legal Requirements, and
(y) there is no default under any Legal Requirement or Insurance Requirement which would have a material adverse effect on the use or operation of the Property, and (ii) the execution, delivery and performance of this Mortgage will not contravene any provision of or constitute a default under any Legal Requirement or Insurance Requirement.

     (b) The Mortgagor shall (i) duly and punctually comply with all material Legal Requirements and Insurance Requirements other than Legal Requirements and Insurance Requirements the validity or applicability of which are being contested pursuant to Section 2.06; (ii) procure, maintain and duly and punctually comply with all Permits required for any construction, reconstruction, repair, alteration, addition, improvement, maintenance, management, use and operation of the Property as then conducted other than Permits the necessity of which are being contested pursuant to Section 2.06;
(iii) promptly notify the Mortgagee of the receipt by the Mortgagor of any notice of default regarding any Legal Requirement, Insurance Requirement or Permit or any possible or actual termination of any Permit or Insurance Policy and furnish to the Mortgagee a copy of such notice of default or termination, except with respect to any default or termination which would not have a material adverse effect on the use or operation of the Property as then conducted; and (iv) promptly after obtaining knowledge thereof notify the Mortgagee of any condition which, with or without the giving of notice or the passage of time or both, would constitute a default regarding any Legal Requirement or Insurance Requirement or a termination of any Permit or Insurance Policy which default or termination would have a material adverse effect on the use or operation of the Property as then conducted and the action being taken to remedy such condition.

     SECTION 2.05. Status of the Property. The Mortgagor represents and warrants that, to the best of the Mortgagor's knowledge, (i) the Property is served by all necessary water, sanitary and storm sewer, drainage, electric, steam, gas, telephone and other utilities and utility facilities, which utility facilities have capacities which are sufficient to serve the current use and occupancy of the Property; (ii) subject to Section 2.06, the Mortgagor will pay when due all utility charges which are incurred by the Mortgagor for the benefit of the Mortgaged Property or which may become a charge or hen against the Mortgaged Property for gas, electricity, steam, water or sewer services furnished to the Mortgaged Property and all other assessments or charges of a similar nature, whether public or private, affecting the Mortgaged Property whether or not such taxes, assessments or charges are liens thereon; (iii) the Property has legal access to all streets, roads or alleys adjacent to the Property (including, as appropriate, access over properly granted, perpetual, private right-of-way or easement

Agreements) sufficient to serve the current use and operation of the Property;
(iv) the Improvements are not located in an area designated as "flood prone" (as defined under the regulations adopted under the National Flood Insurance Program), or to the extent the Improvements are located in an area designated as "flood prone", the Mortgagor maintains in full force and effect flood insurance under the National Flood Insurance Program to the extent and in the minimum amounts required by applicable law; and (v) to the best of the Mortgagor's knowledge since the date of the survey described on Exhibit B, there have been no additions to or any alterations of the Improvements that encroach upon any adjoining property or that fail to comply with applicable zoning laws.

     SECTION 2.06. Permitted Contests. After prior notice to the Mortgagee, the Mortgagor may contest, by appropriate proceedings conducted in good faith and with due diligence, any Legal Requirement, any Insurance Requirement or any Imposition, provided that (i) no Event of Default has occurred and is continuing (it being agreed that the failure to comply with such Legal Requirement or Insurance Requirement, or to pay such Imposition or to discharge such Lien during such contest shall not constitute an Event of Default, provided that the Mortgagor is otherwise in compliance with this Section); (ii) no Mortgaged Property or interest therein is in danger of being sold, forfeited or lost, or the priority of the Lien of the Mortgagee is not at risk, as a result of such contest or proceedings; (iii) in the case of any Legal Requirement, the Mortgagee and the other Secured Parties are not in danger of any criminal or material civil penalty or any other liability for failure to comply therewith and no Mortgaged Property or interest therein is subject to the imposition of any Lien as a result of such failure which is not properly contested pursuant to this Section; and (iv) in the case of any Insurance Requirement, no Insurance Policy or coverage is in danger of being forfeited or lost as a result of such contest or proceedings, unless replaced, and provided further that the Mortgagor establishes any reserve or other appropriate provision required with respect to such contest under generally accepted accounting principles consistently applied.

     SECTION 2.07. Liens. Subject to the rights of contest provided the Mortgagor in Section 2.06, the Mortgagor shall not create or permit to be created or to remain, any Lien on the Mortgaged Property or any interest therein and shall cause to be discharged any such Lien within forty-five (45) days following receipt of notice of such Lien, in each case (i) whether voluntarily or involuntarily created, (ii) whether directly or indirectly a Lien thereon and (iii) whether subordinated hereto, except Permitted Liens. The provisions of this Section shall apply to each and every Lien (other than Permitted Liens) on the Mortgaged Property or any interest therein, regardless of whether a consent to, or waiver of a right to consent to, any other Lien thereon has been previously obtained in accordance with the terms of the Loan Documents. Nothing herein shall obligate the Mortgagor to remove any inchoate statutory Lien in respect of obligations not yet due and payable.

     SECTION 2.08. Transfer. The Mortgagor shall not Transfer, or suffer any Transfer of, the Mortgaged Property or any part thereof or interest therein, except Permitted Dispositions. The provisions of this Section shall apply to each and every Transfer of the

Mortgaged Property or any interest therein, regardless of whether a consent to, or waiver of a right to consent to, any other Transfer thereof has been previously obtained in accordance with the terms of the Loan Documents.

     SECTION 2.09. Agreements. The Mortgagor has not entered into any contract or other agreement providing for the transfer, conveyance or encumbrance of the Mortgaged Property or any part thereof or interest therein except as may be permitted by the Credit Agreement.

     SECTION 2.10. Maintenance, Repair, Alterations, Etc. The Mortgagor will: keep and maintain the Mortgaged Property in good working order and condition (ordinary wear and tear excepted); subject to Section 3.02(c), make or cause to be made, as and when necessary, all repairs, renewals and replacements, structural and nonstructural, exterior and interior; ordinary and extraordinary, foreseen and unforeseen which are necessary to so maintain the Mortgaged Property, except to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect; comply with all applicable statutes, regulations and orders of and all applicable restrictions imposed by, all governmental bodies, domestic and foreign (collectively, a "Law") now or hereafter affecting this Mortgaged Property or any part thereof or the use thereof or requiring any alterations or improvements, except to the extent such non-compliances could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; not commit or permit any waste or deterioration (ordinary wear and tear excepted) of the Mortgaged Property; not permit the Improvements to be demolished or substantially altered; comply with the provisions of any lease, easement or other agreement affecting all or any part of the Mortgaged Property except to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect; and not permit the Improvements or any part thereof to become abandoned.

     SECTION 2.11. Actions Affecting this Mortgaged Property. The Mortgagor will appear in and contest any action or proceeding brought by any third parties unrelated to the Mortgagee purporting to affect the security hereof or the rights or powers of the Mortgagee hereunder; and the Mortgagor will pay all costs and expenses incurred by the Mortgagor, including cost of evidence of title and reasonable attorneys' fees, in any such action or proceeding. The Mortgagor shall give the Mortgagee prompt notice in writing of any such action or proceeding.

     SECTION 2.12. Environmental Protection Matters. The Mortgagor shall comply with the provisions of die Credit Agreement relating to environmental matters, including, but not limited to, Section 4.07 of the Credit Agreement, which provision is incorporated herein by reference.

     SECTION 2.13. The Credit Agreement and The Security Agreement. This Mortgage is made pursuant to the Credit Agreement, and this Mortgage is subject to all of the provisions of the Credit Agreement including, without limitation, the provisions of the Credit Agreement entitling the Mortgagee, the Lenders and/or the other Secured Creditors to declare the respective indebtedness secured hereby to be immediately due and payable, as the case may be, all of which provisions are incorporated herein with the same force and with like effect as if they were fully set forth herein at length and made a part hereof In the event of a conflict between any of the provisions of the Credit Agreement and the Security Agreement on the one hand and any of the provisions of this Mortgage, on the other, the provisions of the Credit Agreement and the Security Agreement shall control.

     SECTION 2.14. Brokers. The Mortgagor represents and warrants that it has not dealt with any broker in connection with this transaction and that it knows of no other Person who is entitled to a commission in connection with this transaction. The Mortgagor hereby agrees to indemnify, defend and hold the Indemnitees harmless fi7orn and against any and all claims, liabilities, damages, demands, costs, expenses (including, without limitation, the costs and expenses of defending or settling any such claims and all attorneys' fees and disbursements) or causes of action arising out of a breach of the representations, warranties or agreements contained in this Section 2.14. The representations, warranties and agreements contained in this Section 2.14 shall survive repayment of the Obligations and discharge of this Mortgage.

     SECTION 2.15. Recordation of Mortgage and Financing Statements. The Mortgagor will execute, acknowledge and deliver any financing statements, continuation statements and other instruments in addition or supplemental hereto, including, without limitation, contracts, licenses and permits affecting the Mortgaged Property, which may be necessary or reasonably requested by the Mortgagee from time to time in order to perfect and maintain the validity and effectiveness of this Mortgage and the lien and security thereof to the Mortgagee and in such manner and places and within such times, in each case as is commercially reasonable and as may be necessary or appropriate to accomplish such purposes and to preserve and protect the rights and remedies of the Mortgagee. The Mortgagor or its agents will furnish reasonably satisfactory evidence of every such recording, filing and registration to the Mortgagee. The Mortgagor hereby appoints the Mortgagee as its true and lawful attorney-in-fact to file, with the Mortgagor's signature, or without Mortgagor's signature in the state and county where the Mortgaged Property is located and any other jurisdiction in which such filing may lawfully and effectively be made without the Mortgagor's signature, any and all Uniform Commercial Code financing and continuation statements which the Mortgagee may reasonably deem necessary or appropriate to file with respect to this Mortgage.

     SECTION 2.16. Changes to Mortgage or Related Loan Documents. if the Obligations or any part thereof are extended or varied or if any part of the security is released, all persons now or at any time hereafter liable therefor, or whose consent to this Mortgage was obtained, shall be held to assent to such extension, variation or release, and their liability and the hen and all provisions hereof shall continue in full force, the right of recourse, if any, against all such persons being expressly reserved by the Mortgagee, notwithstanding such extension, variation or release. Any person or entity taking a junior mortgage or other Hen upon the Mortgaged Property or any interest therein, shall take said lien subject to the rights of the Mortgagee to amend, modify, and supplement, restate and consolidate this Mortgage and/or the other Loan Documents and to impose additional fees and other charges, and to extend the maturity of said indebtedness, and to grant partial releases of the lien of this Mortgage, in each and every case without obtaining the consent of the holder of such lien and without the hen of this Mortgage losing its priority over the rights of any such junior lien. Nothing contained in this Section shall be construed as waiving any provision contained herein which provides, among other things, that it shall constitute an Event of Default if the Mortgaged Property be sold, conveyed, or encumbered unless permitted by this Mortgage and/or the other Loan Documents.

                                  ARTICLE III
                     INSURANCE, CASUALTY AND CONDEMNATION

     SECTION 3.01. Insurance. (a) The Mortgagor shall maintain in full force and effect Insurance Policies with respect to the Property as required by the Credit Agreement.

The physical damage insurance maintained with respect to the Property shall name the Mortgagee as an insured party and shall provide that all property losses insured against shall be adjusted by the Mortgagor, subject to the Mortgagee's rights pursuant to Section 3.03(a) hereof and the Credit Agreement. All insurance maintained by the Mortgagor with respect to the Property shall provide that no cancellation or material change thereof shall be effective until at least 30 days after receipt by the Mortgagee of written notice thereof, and all losses shall be payable notwithstanding any foreclosure or other action or proceeding taken pursuant to this Mortgage.

     (b) The Mortgagor shall furnish to the Mortgagee from time to time not later than 15 days prior to the expiration date of each policy required to be maintained by the Mortgagor hereunder, an insurance certificate or certificates executed by the insurer or its authorized agent with respect to the new or extended policy. If the Mortgagor fails to maintain the Insurance Policies required to be maintained under this Section, the Mortgagee shall have the right to obtain such Insurance Policies and pay the premiums therefor. If the Mortgagee obtains such Insurance Policies or pays the premiums therefor, upon demand, the Mortgagor shall reimburse the Mortgagee Or its reasonable expenses in connection therewith, together with interest thereon, pursuant to Section 4.01.

     (c) The Mortgagor may effect such coverage under subsection (a) of this Section under blanket insurance policies covering other properties of the Mortgagor, provided that (i) any such blanket insurance policy shall specify therein, or the insurer under such policy shall certify to the Mortgagee, (A) the maximum amount of the total insurance afforded by the blanket policy allocated to the Property, and (B) any sublimits in such blanket policy applicable to the Property, which sublimits shall not be less than the amounts required pursuant to this Section; (ii) any such blanket insurance policy shall comply in all respects with the other provisions of this Section; and (iii) the protection afforded under any such blanket insurance policy shall be no less than that which would have been afforded under a separate policy relating only to the Property.

     (d) The Mortgagor shall not maintain additional or separate insurance concurrent in form or contributing in the event of loss with the insurance required under this Section, unless (i) the policies providing such additional or separate insurance are submitted to the Mortgagee for its approval, which approval shall not be unreasonably withheld; (ii) the insurers under such policies and the terms thereof are approved by the Mortgagee, which approval shall not be unreasonably withheld; and (iii) the Mortgagee and the other Secured Parties are included in such policies as additional insureds.

     SECTION 3.02. Casualty and Condemnation. (a) The Mortgagor represents and warrants that, as of the date hereof, (i) there is no Casualty or Condemnation affecting in any material respect the use and occupancy of the Property, (ii) there are no negotiations or proceedings presently pending in connection with a Condemnation and (iii) to the knowledge of the Mortgagor, no Condemnation is proposed or threatened.

     (b) If any Casualty occurs, the Mortgagor shall immediately take such action as is required by the Credit Agreement and the Other Loan Documents.

     (c) If any Casualty or Condemnation occurs (and provided the applicable Insurance Proceeds or Awards have not been applied to the prepayment of the Loans in accordance with Section 2.10(f) of the Credit Agreement and have been made available to the Mortgagor), the Mortgagor shall promptly commence and diligently pursue to completion the Restoration of such Property, subject to Unavoidable Delays, whether or not the Insurance Proceeds or Awards with respect to such Casualty or Condemnation are sufficient for such purpose; provided that (i) any such Restoration shall be effected with due diligence, in a good and workmanlike manner, in compliance with all applicable Legal Requirements and Insurance Requirements; (ii) any such Restoration shall be conducted under the supervision of an architect or engineer if customary for such Restoration; (iii) any such Restoration shall be located wholly on the Land and, unless consented to by the Mortgagee and by the owner of the adjacent property, shall be independent of and not connected with improvements located on adjacent property; (iv) each such Restoration shall be promptly and fully paid for by the Mortgagor except to the extent that any such payment is being contested in good faith; and (vi) the Mortgagor shall procure prior to the commencement of any such Restoration, and maintain throughout the continuation of the work involved, such insurance and performance and payment bonds as are customary for the type of construction and work involved.

     SECTION 3.03. Insurance Claims and Proceeds; Condemnation Awards. (a) If any Casualty occurs, (i) the Mortgagor shall promptly make proof of loss under the applicable Insurance Policies and diligently pursue to conclusion its claim for the Insurance Proceeds payable thereunder and any suit, action or other proceeding necessary or appropriate to obtain payment of such Insurance Proceeds and (ii) all such Insurance Proceeds shall be paid to the Mortgagor in accordance with the Credit Agreement. If such Insurance Proceeds are required to be delivered by the Mortgagor to the Mortgagee, then, until so delivered, any such Insurance Proceeds received by the Mortgagor shall be held in trust by the Mortgagor for and as the property of the Mortgagee and the other Secured Parties and shall not be commingled with any other funds or property of the Mortgagor.

     (b) If any Condemnation occurs, or if any negotiation or proceeding is commenced which might in the reasonable judgment of the Mortgagor result in a Condemnation, or if any Condemnation is proposed or threatened, the Mortgagor shall, promptly after receiving notice or obtaining knowledge thereof, do all things deemed reasonably necessary or appropriate by the Mortgagor to preserve the Mortgagor's interest in such Property and promptly make claim for the Awards payable with respect thereto and dilig6ntly pursue to conclusion such claim for such Awards and any suit, action or other proceeding necessary or appropriate to obtain payment thereof. All Awards with respect to any Condemnation shall be paid to the Mortgagor in accordance with the Credit Agreement. If such Awards are required to be delivered by the Mortgagor to the Mortgagee, then, until so delivered, any such Awards received by the Mortgagor shall be held in trust by the Mortgagor for and as the property of the Mortgagee and the other Secured Parties and shall not be commingled with any other funds or property of the Mortgagor.

                                  ARTICLE IV
                          CERTAIN SECURED OBLIGATIONS

     SECTION 4.01. Interest After Default. If, pursuant to the terms of this Mortgage, the Mortgagee shall make any payment on behalf of the Mortgagor (including any payment made by the Mortgagee pursuant to Section 5.10), or shall incur hereunder any expense for which the Mortgagee is entitled to reimbursement pursuant to the terms of the Loan Documents, such Secured Obligation shall be payable within fifteen (15) days of notice and any amounts not paid within fifteen (15) days of notice shall bear interest from the date incurred until paid at the Post-Default Rate. Such interest, and any other interest on the Secured Obligations payable at the Post-Default Rate pursuant to the terms of the Loan Documents, shall accrue through the date paid notwithstanding any intervening judgment of foreclosure or sale. All such interest shall be part of the Secured Obligations and shall be secured by this Mortgage.

     SECTION 4.02. Changes in the Laws Regarding Taxation. If, after the date hereof, there shall be enacted any applicable law deducting from the value of the Property for the purpose of taxation the Lien of any Collateral Document or changing in any way the applicable law for the taxation of mortgages, deeds of trust or other Liens or obligations secured thereby, or the manner of collection of such taxes, so as to adversely affect this Mortgage, the Secured Obligations or any Secured Party, upon demand by the Mortgagee or any other affected Secured Party and to the extent permitted under applicable law, the Mortgagor shall pay all taxes, assessments or other charges resulting therefrom or shall reimburse such Secured Party for all such taxes, assessments or other charges which such Secured Party is obligated to pay as a result thereof.

     SECTION 4.03. Indemnification. (a) The Mortgagor shall protect, indemnify and defend each of Be Mortgagee and the other Secured Parties and their respective successors, assigns, employees, agents and servants from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever (including reasonable attorneys' fees and expenses) which may be imposed on, incurred by or asserted against any Secured Party by reason or on account of, or in connection with (a) the Mortgagee's exercise of any of its rights and remedies hereunder; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, street or ways; (c) any failure on the part of the Mortgagor to perform or comply with any of the terms of this Mortgage; (d) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, or (e) any other conduct or misconduct of the Mortgagor, any lessee of any of the Mortgaged Property, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitee; provided, however, that any claims caused by the willful misconduct or gross negligence of any Secured Party as determined by a court of competent jurisdiction shall be excluded from the foregoing indemnification of such Secured Party. Any amount payable under this Section will be deemed a demand obligation and will bear interest pursuant to Section 4.01. The obligations of the Mortgagor under this Section shall survive the termination of this Mortgage.

     (b) All sums payable by the Mortgagor hereunder shall be paid without counterclaim, set-off, or deduction and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of the Mortgagor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of; (i) any damage or any condemnation of the Mortgaged Property or any part thereof; (ii) any restriction or prevention of or interference with any use of the Mortgaged Property or any part thereof; (iii) any title defect or encumbrance or any eviction from the Mortgaged Property or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Mortgagee, or the Mortgagor, or any action taken with respect to this Mortgage by any agent or receiver of the Mortgagee; (v) any claim which the Mortgagor has or might have against the Mortgagee; (vi) any default or failure on the part of the Mortgagee to perform or comply with any of the terms hereof or of any other Loan Documents; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Mortgagor shall have notice or knowledge of any of the foregoing. The Mortgagor waives, to the extent permitted by law, all fights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any of the Obligations.

     (c) Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Mortgaged Property. The indemnity obligations of the Mortgagor contained in this Section
4.03 shall continue in full force and effect notwithstanding the full payment of ail the notes issued under the Credit Agreement, and the payment of all other Secured Obligations and notwithstanding the discharge thereof.

                                  ARTICLE V
                         DEFAULTS, REMEDIES AND RIGHTS

     SECTION 5.01. Events of Default. Any Event of Default under the Credit Agreement shall constitute an Event of Default hereunder. All notice and cure periods provided in the Credit Agreement and the other Loan Documents shall run concurrently with any notice or cure periods provided under applicable law.

     SECTION 5.02. Remedies. (a) Upon the occurrence and continuance of an Event of Default, the Mortgagee shall have the right and power to exercise any of the following remedies and rights, subject to mandatory provisions of applicable law, to wit:

          (i) to institute a proceeding or proceedings, by advertisement, judicial process or otherwise as provided under applicable law, for the complete or partial f6reclosure of this Mortgage or the complete or partial sale of the Mortgaged Property under the power of sale hereunder or under any applicable provision of law; or

          (ii) to sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of the Mortgagor therein and thereto, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real or personal property, at such time and place and upon such terms as the Mortgagee may deem expedient or as may be required under applicable law, and in the event of a sale hereunder or under any applicable provision of law of less than all of the Mortgaged

     Property, this Mortgage shall continue as a Lien on the remaining Mortgaged Property; or

          (iii) to institute a suit, action or proceeding for the specific performance of any of the provisions of this Mortgage; or

          (iv) to be entitled to the appointment of a receiver, supervisor, Mortgagee, liquidator, conservator or other custodian (a "Receiver") of the Mortgaged Property, without notice to Mortgagor, to the fullest extent permitted by law, as a matter of fight and without regard to, or the necessity to disprove, the adequacy of the security for the Secured Obligations or the solvency of the Mortgagor or any other Obligor, and the Mortgagor hereby, to the fullest extent permitted by applicable law, irrevocably waives such necessity and consents to such appointment, without notice, said appointee to be vested with the fullest powers permitted under applicable law, including to the extent permitted under applicable law those under clause (v) of this subsection (a); or

          (v) to enter upon the Property, by the Mortgagee or a Receiver (whichever is the Person exercising the fights under this clause), and, to the extent permitted by applicable law, exclude the Mortgagor and its managers, employees, contractors, agents and other representatives therefrom in accordance with applicable law, without liability for trespass, damages or otherwise, and take possession of all other Mortgaged Property and all books, records and accounts relating thereto, and upon demand the Mortgagor shall surrender possession of the Property, the other Mortgaged Property and such books, records and accounts to the Person exercising the rights under this clause; and having and holding the same, the Person exercising the rights under this clause may use, operate, manage, preserve, control and otherwise deal therewith and conduct the business thereof, either personally or by its managers, employees, contractors, agents or other representatives, without interference from the Mortgagor or its managers, employees, contractors, agents and other representatives; and, upon each such entry and from time to time thereafter, at the expense of the Mortgagor and the Mortgaged Property, without interference by the Mortgagor or its managers, employees, contractors, agents and other representatives, the Person exercising the rights under this clause may, as such Person deems expedient, (A) insure or reinsure the Property, (B) make all reasonably necessary or proper repairs, renewals, replacements, alterations, additions, Restorations, betterments and improvements to the Property and (C) in such Person's own name or, at the option of such Person, in the Mortgagor's name, exercise all fights, powers and privileges of the Mortgagor with respect to the Mortgaged Property, including the right to enter into Leases with respect to the Property, including Leases extending beyond the time of possession by the Person exercising the rights under this clause; and the Person exercising the rights under this clause shall not be liable to account for any action taken hereunder, other than for Rents actually received by such Person, and shall not be liable for any loss sustained by the Mortgagor resulting from any failure to let the Property or from any other act or omission of such Person, except to the extent, in any case, such loss is caused by such Person's own willful misconduct or gross negligence; or

          (vi) with or, to the fullest extent permitted by applicable law, without entry upon the Property, in the name of the Mortgagee or a Receiver as required by law (whichever is the Person exercising the rights under this clause) or, at such Person's option, in the name of the Mortgagor, to collect, receive, sue Or and recover all Rents and proceeds of or derived from the Mortgaged Property, and after deducting therefrom all costs, expenses and liabilities of every character incurred by the Person exercising the rights under this clause in collecting the same and in using, operating, managing, preserving and controlling the Mortgaged Property and otherwise in exercising the rights under clause (v) of this subsection (a) or any other rights hereunder, including all amounts necessary to pay Impositions, Rents, Insurance Premiums and other costs, expenses and liabilities relating to the Property, as well as reasonable compensation for the services of such Person and its managers, employees, contractors, agents or other representatives, and to apply the remainder as provided in Section 5.06;or

          (vii) to take any action with respect to any Mortgaged Property permitted under the Local UCC; or

          (viii) by notice to the Mortgagor (to the extent such notice is required to be given under the Credit Agreement), but without formal demand, presentment, notice of intention to accelerate or of acceleration, protest or notice of protes; all of which aare hereby waived by the Mortgago, declare all of the indebtedness secured hereby to be immediately due and payable, and upon such declaration a of such indebtedness shall become and be immediately due and payable, anything in this Mortgage or the other Credit Documents to the contrary notwithstanding; or

          (ix) to take any other action, or pursue any other remedy or fight, as the Mortgagee may have under applicable law, including the fight to foreclosure through court action, and the Mortgagor does hereby grant the sarne to the Mortgagee (as the case may be).

          (b) To the fullest extent permitted by applicable law,

          (i) each remedy or fight hereunder shall be in addition to, and not exclusive or in limitation of, any other remedy or fight hereunder, under any other Loan Document or under apphcable law;

          (ii) every remedy or right hereunder, under any other Loan Document or under applicable law may be exercised concurrently or independently and whenever and as often as deemed appropriate by the Mortgagee;

          (iii) no failure to exercise or delay in exercising any remedy or fight hereunder, under any other Loan Document or under applicable law shall be construed as a waiver of any Default or other occurrence hereunder or under any other Loan Document;

          (iv) no waiver of, failure to exercise or delay in exercising any remedy or right hereunder, under any other Loan Document or under applicable law upon any Default or other occurrence hereunder or under any other Loan Document shall be construed as a waiver of, or otherwise limit the exercise of, such remedy or fight upon any other or subsequent Default or other or subsequent occurrence hereunder or under any other Loan Document;

          (v) no single or partial exercise of any remedy or right hereunder, under any other Loan Document or under apphcaWe law upon any Default or other occurrence hereunder or under any other Loan Document shall preclude or otherwise limit the exercise of any other remedy or right hereunder, under any other Loan Document or under applicable law upon such Default or occurrence or upon any other or subsequent Default or other or subsequent occurrence hereunder or under any other Loan Document;

          (vi) the acceptance by the Mortgagee or any other Secured Party of any payment less than the amount of the Secured Obligation in question shall be deemed to be an acceptance on account only and shall not be construed as a waiver of any Default hereunder or under any other Loan Document with respect thereto; and

          (vii) the acceptance by the Mortgagee or any other Secured Party of any payment of, or on account of, any Secured Obligation shall not be deemed to be a waiver of any Default or other occurrence hereunder or under any other Loan Document with respect to any other Secured Obligation.

     (c) If the Mortgagee has proceeded to enforce any remedy or right hereunder or with respect hereto by foreclosure, sale, entry or otherwise, it may compromise, discontinue or abandon such proceeding for any reason without notice to the Mortgagor or any other Person (except other Secured Parties to the extent required by the other Loan Documents); and, if any such proceeding shall be discontinued, abandoned or determined adversely for any reason, the Mortgagor and the Mortgagee shall retain and be restored to their former positions and fights hereunder with respect to the Mortgaged Property, subject to the Lien hereof except to the extent any such adverse determination specifically provides to the contrary.

     (d) For the purpose of carrying out any provisions of Section 5.02(a)(v), 5.02(a)(vi), 5.05, 5.07, 5.10 or 6.01 or, if an Event of Default has occurred, any other provision hereunder authorizing the Mortgagee or any other Person to perform any action on behalf of the Mortgagor, the Mortgagor hereby irrevocably appoints the Mortgagee or a Receiver appointed pursuant to Section 5.02(a)(iv) or such other Person as the attorney-in-fact of the Mortgagor (with a power to substitute any other Person in its place as such attorney-in-fact) to act in the name of the Mortgagor or, at the option of the Person appointed to act under this subsection, in such Person's own name, to take the action authorized under Section 5.02(a)(v), 5.02(a)(vi), 5.05, 5.07, 5.10 or 6.01 or such other provision, and to execute, acknowledge and deliver any document in connection therewith or to take any other action incidental thereto as the Person appointed to act under this subsection shall deem appropriate in its discretion (subject to the provisions of this Mortgage); and the Mortgagor hereby irrevocably authorizes and directs any other Person to rely and act on behalf of the foregoing appointment and a certificate of the Person appointed to act under this subsection that such Person is authorized to act under this subsection.

     SECTION 5.03. WAIVERS BY THE MORTGAGOR. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE MORTGAGOR SHALL NOT ASSERT, AND HEREBY IRREVOCABLY WAIVES, ANY RIGHT OR DEFENSE THE MORTGAGOR MAY HAVE UNDER ANY STATUTE OR RULE OF LAW OR EQUITY NOW OR HEREAFTER IN EFFECT RELATING TO (I) APPRAISEMENT, VALUATION, HOMESTEAD EXEMPTION, EXTENSION, MORATORIUM, STAY, STATUTE OF LIMITATIONS, REDEMPTION, MARSHALLING OF THE MORTGAGED PROPERTY OR THE OTHER ASSETS OF THE MORTGAGOR, SALE OF THE MORTGAGED PROPERTY IN ANY ORDER OR NOTICE OF DEFICIENCY OR INTENTION TO

ACCELERATE AINTY SECURED OBLIGATION; (II) IMPAIRMENT OF ANY RIGHT OF SUBROGATION OR REIMBURSEMENT; (III) ANY REQUIREMENT THAT AT ANY TIME ANY ACTION MUST BE TAKEN AGAINST ANY OTHER PERSON, ANY PORTION OF THE MORTGAGED PROPERTY OR ANY OTHER ASSET OF THE MORTGAGOR OR ANY OTHER PERSON; (IV) ANY PROVISION BARRING OR LIMITING THE RIGHT OF THE MORTGAGEE TO SELL ANY MORTGAGED
PROPERT AFTER ANY OTHER SALE OF ANY OTHER MORTGAGED PROPERTY OR ANY OTHER ACTION AGAINST THE MORTGAGOR OR ANY OTHER PERSON; (V) ANY PROVISION BARRING OR LIMITING THE RECOVERY BY THE MORTGAGEE OF A DEFICIENCY AFTER ANY SALE OF THE MORTGAGED PROPERTY; OR (VI) THE RIGHT OF THE MORTGAGEE TO FORECLOSE THIS MORTGAGE IN ITS OWN NAME ON BEHALF OF ALL OF THE SECURED PARTIES BY JUDICIAL ACTION AS THE REAL PARTY IN INTEREST WITHOUT THE NECESSITY OF JOINING ANY OTHER SECURED PARTY. NOTHING HEREIN, HOWEVER, SHALL BE CONSTRUED TO IMIT ANY RIGHTS, INCLUDING RIGHT TO NOTICE, AFFORDED TO THE MORTGAGOR UNDER THE LOAN DOCUMENTS.

     SECTION 5.04. Jurisdiction and Process. (a) To the extent permitted under applicable law, in any suit, action or proceeding arising out of or relating to this Mortgage or any other Collateral Document as it relates to any Mortgaged Property, the Mortgagor (i) irrevocably consents to the non-exclusive jurisdiction of any state or federal court sitting in the State in which the Property is located and irrevocably waives any defense or objection which it may now or hereafter have to the jurisdiction of such court or the venue of such court or the convenience of such court as the forum for any such suit, action or proceeding; and (ii) irrevocably consents to the service of (A) any process in any such suit, action or proceeding, or (B) any notice relating to any sale, or the exercise of any other remedy by the Mortgagee hereunder by mailing a copy of such process or notice by United States registered or certified mail, postage prepaid, return receipt requested to the Mortgagor at its address specified in or pursuant to Section 703, such service to be eHictiive when such process or notice is mailed as aforesaid.

     (b) Nothing in this Section shall affect the right of the Mortgagee to bring any suit, action or proceeding arising out of or relating to this Mortgage or any other Collateral Document in any court having jurisdiction under the provisions of any other Collateral Document or applicable law or to serve any process, notice of sale or other notice in any manner permitted by any other Collateral Document or applicable law.

     SECTION 5.05. Sales. Except as otherwise provided herein, to the fullest extent permitted under applicable law, at the election of the Mortgagee, the following provisions shall apply to any sale of the Mortgaged Property hereunder, whether made pursuant to the power of sale hereunder, any judicial proceeding or any judgment or decree of foreclosure or sale or otherwise:

     (a) The Mortgagee or the court officer (whichever is the Person conducting any sale) may conduct any number of sales from time to time. The power of sale hereunder or with respect hereto shall not be exhausted by any sale as to any pan or parcel of the Mortgaged Property which is not sold, unless and until the Secured Obligations shall have been paid in full, and shall not be exhausted or impaired by any sale which is not completed or is defective. Any sale may be as a whole or in part or parcels and, as provided in Section 5.03, the Mortgagor has waived its right to direct the order in which the Mortgaged Property or any part or parcel thereof is sold.

     (b) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

     (c) After each sale, the Person conducting such sale shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning, Transferring and delivering all right, tide and interest of the Mortgagor in and to the Mortgaged Property sold and shall receive the proceeds of such sale and apply the same as provided in Section 5.06. The Mortgagor hereby irrevocably appoints the Person conducting such sale as the attorney-in-fact of the Mortgagor (with full power to substitute any other Person in its place as such attomey-in-fact) to act in the name of the Mortgagor or, at the option of the Person conducting such sale, in such Person's own name, to make without warranty by such Person any conveyance, assignment, Transfer or delivery of the Mortgaged Property sold, and to execute, acknowledge and deliver any instrument of conveyance, assignment, Transfer or delivery or other document in connection therewith or to take any other action incidental thereto, as the Person conducting such sale shall deem appropriate in its discretion; and the Mortgagor hereby irrevocably authorizes and directs any other Person to rely and act upon the foregoing appointment and a certificate of the Person conducting such sale that such Person is authorized to act hereunder. Nevertheless, upon the request of such attorney-in-fact the Mortgagor shall promptly execute, acknowledge and deliver any documentation which such attorney-in-fact may require for the purpose of ratifying, confirming or effectuating the powers granted hereby or any such conveyance, assignment, Transfer or delivery by such attorney-in-fact.

(d) Any statement of fact or other recital made in any instrument referred to in Section 5.05(c) given by the Person conducting any sale as to the nonpayment of any Secured Obligation, the occurrence of any Event of Default, the amount of the Secured Obligations due and payable, the request to the Mortgagee to sell, the notice of the time, place and terms of sale and of the Mortgaged Property to be sold having been duly given, the refusal, failure or inability of the Mortgagee to act, the appointment of any substitute or successor agent, any other act or thing having been duly done by the Mortgagor, the Mortgagee or any other such Person, shall be taken as conclusive and binding against all other Persons as evidence of the truth of the facts so stated or recited.

     (e) The receipt by the Person conducting any sale of the purchase money paid at such sale shall be sufficient discharge therefor to any purchaser of any Mortgaged Property sold, and no such purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt, shall be bound to see to the application of such purchase price or any part thereof upon or for any trust or purpose of this Mortgage or the other Loan Documents, or, in any manner whatsoever, be answerable for any loss, misapplication or nonapplication of any such purchase money or be bound to inquire as to the authorization, necessity, expediency or regularity of such sale.

     (f) Subject to mandatory provisions of applicable law, any sale shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the Mortgaged Property sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and any and all Persons claiming such Mortgaged Property or any interest therein by, through or under the Mortgagor.

     (g) At any sale, the Mortgagee may bid for and acquire the Mortgaged Property sold and, in lieu of paying cash therefor, may make settlement for the purchase price by causing the Secured Parties to credit against the Secured Obligations, including the expenses of the sale and the cost of any enforcement proceeding hereunder, the amount of the bid made therefor to the extent necessary to satisfy such bid.

     (h) If the Mortgagor or any Person claiming by, through or under the Mortgagor shall transfer or fail to surrender possession of the Mortgaged Property, after the exercise by the Mortgagee of the Mortgagee's remedies under
Section 5.02(a)(v) or after any sale of the Mortgaged Property pursuant hereto, then the Mortgagor or such Person shall be deemed a tenant at sufferance of the purchaser at such sale, subject to eviction by means of summary process for possession of land, or subject to any other right or remedy available hereunder or under applicable law.

     (i) Upon any sale, it shall not be necessary for the Person conducting such sale to have any Mortgaged Property being sold present or constructively in its possession.

     (j) If a sale hereunder shall be commenced by the Mortgagee, the Mortgagee may at any time before the sale abandon the sale, and may institute suit for the collection of the Secured Obligations or for the foreclosure of this Mortgage; or if the Mortgagee shall institute a suit for collection of the Secured Obligations or the foreclosure of this Mortgage, the Mortgagee may at any time before the entry of final judgment in said suit dismiss tile same and sell the Mortgaged Property in accordance with the provisions of this Mortgage.

     SECTION 5.06. Proceeds. Except as otherwise provided herein or required under apphcable law, upon being instructed to do so in an Enforcement Notice, the proceeds of any sale of, or other realization upon, the Mortgaged Property hereunder, whether made pursuant to the power of sale hereunder, any judicial proceeding or any judgment or decree of foreclosure or sale or otherwise, shall be applied and paid as follows:

          (a) First: to the payment of all expenses of such sale or other realization, including compensation for the Person conducting such sale (which may include the Mortgagee), the cost of title searches, foreclosure certificates and attorneys' fees and expenses incurred by such Person, together with interest on any such expenses paid by such Person at the Post-Default Rate from the date of demand through the date repaid to such Person;

          (b) Second: to the payment of the expenses and other amounts payable under Sections 4.02 and 5.10, if any;

     (c) Third: to the payment of the other Secured Obligations in the order and priority set forth in Section 8 of the Security Agreement, until all Secured Obligations shall have been paid in full; and

          (d) Fourth: to pay to the Mortgagor or its successors and assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

     SECTION 5.07. Assignment of Leases. (a) Subject to paragraph (d) below, the assignments of the Leases and the Rents under Granting Clauses VI and VII are and shall be present, absolute and irrevocable assignments by the Mortgagor to the Mortgagee and, subject to the license to the Mortgagor under Section 5.07(b), a Receiver appointed pursuant to Section 5.02(a)(iv) (whichever is the Person exercisIg the rights under this Section) shall have the absolute, immediate and continuing right to collect and receive all Rents now or hereafter, including during any period of redemption, accruing with respect to the Property. At the request of the Mortgagee or such Receiver, the Mortgagor shall promptly execute, acknowledge, deliver, record, register and file any additional general assignment of the Leases or specific assignment of any Lease which the Mortgagee or such Receiver may require from time to time (all in form and substance satisfactory to the Mortgagee or such Receiver) to effectuate, complete, perfect, continue or preserve the assignments of the Leases and the Rents under Granting Clauses VI and VII.

     (b) The Mortgagor shall have a license granted hereby to collect and receive all Rents and apply the same subject to the provisions of the Loan Documents, such license to be terminable by the Mortgagee as provided in
Section 5.07(c).

     (c) Upon the occurrence and continuance of an Event of Default, the Mortgagee or a Receiver appointed pursuant to Section 5.02(a)(iv) (whichever is the Person exercising the rights under this Section) shall have the right to terminate the license granted under Section 5.07(b) by notice to the Mortgagor and to exercise the rights and remedies provided under Section 5.07(a), under Sections 5.02(a)(v) and (vi) or under applicable law. Upon demand by the Person exercising the rights under this Section, the Mortgagor shall promptly pay to such Person all security deposits under the Leases and all Rents allocable to any period after such demand. Subject to Sections 5.02(a)(v) and (vi) and any applicable requirement of law, any Rents received hereunder by such Person shall be promptly paid to the Mortgagee, and any Rents received hereunder by the Mortgagee shall be deposited in the Collateral Account, to be held as provided in the Credit Agreement, provided that, subject to Sections 5.02(a)(v) and (vi) and any applicable requirement of law, any security deposits actually received by such Person shall be promptly paid to the Mortgagee, and any security deposits actually received by the Mortgagee shall be held, applied and disbursed as provided in the applicable Leases and applicable law. Once the Event of Default is remedied, the license granted in Section 5.07(b) shall automatically be reinstated.

     (d) Nothing herein shall be construed to be an assumption by the Person exercising the rights under this Section, or otherwise to make such Person liable for the performance, of any of the obligations of the Mortgagor under the Leases, provided that such Person shall be accountable as provided in
Section 5.07(c) for any Rents or security deposits actually received by such Person.

     SECTION 5.08. Dealing With the Mortgaged Property. Subject to Section 7.02, the Mortgagee shall have the right to release any portion of the Mortgaged Property, or grant or consent to the granting of any Lien affecting any portion of the Mortgaged Property, to or at the request of the Mortgagor, for such consideration as the Mortgagee may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the Lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, or the position of any guarantor, endorser, co-maker or other obligor of the Secured Obligations, except to the extent that the Secured Obligations shall have been reduced by any actual monetary consideration received for such release and applied to the Secured Obligations, and may accept by assignment, pledge or otherwise any other property in place thereof as the Mortgagee may require without being accountable therefor to any other lienholder.

     SECTION 5.09. Right of Entry. The Mortgagee and the representatives of the Mortgagee shall have the right, upon being instructed to do so by the Required Lenders (i) without notice, if an Event of Default has occurred and is continuing, (ii) with simultaneous notice, if any payment or performance is required in the reasonable opinion of the Mortgagee to preserve the Mortgagee's rights under this Mortgage or with respect to the Mortgaged Property, or (iii) after reasonable notice, in all other cases, to enter upon the Property at reasonable times, and with reasonable frequency, to inspect the Mortgaged Property or, subject to the provisions hereof, to exercise any right, power or remedy of the Mortgagee hereunder, provided that any Person so entering the Property shall not unreasonably interfere with the ordinary conduct of the Mortgagor's business, and provided further that no such entry on the Property, for the purpose of performing obligations under Section 5.10 or for any other purpose, shall be construed to be (x) possession of the Property by such Person or to constitute such Person as a mortgagee in possession, unless such Person exercises its right to take possession of the Property under Section 5.02(a)(v), or (y) a cure of any Default or waiver of any Default or Secured Obligation. The expense of any inspection pursuant to clause (iii) above shall be borne by the Mortgagee unless an Event of Default shall have occurred and be continuing at the time of such inspection, in which case the Mortgagor shall pay, or reimburse the Mortgagee for, such expense.

     SECTION 5.10. Right to Perform Obligations. If the Mortgagor fails to pay or perform any obligation of the Mortgagor hereunder, the Mortgagee and the representatives of the Mortgagee shall have the right upon being instructed to do so by the Required Lenders at any time, to pay or perform such obligation
(i) without notice, if an Event of Default has occurred and is continuing, (ii) with simultaneous notice, if such payment or performance is required in the reasonable opinion of the Mortgagee to preserve the Mortgagee's rights under this Mortgage or with respect to the Mortgaged Property or (iii) after notice given reasonably in advance to allow the Mortgagor an opportunity to pay or perform such obligation, provided that the Mortgagor is not contesting payment or performance in accordance with the terms hereof and further provided that no such payment or performance shall be construed to be a cure of any Default or waiver of any Default or Secured Obligation. The Mortgagor shall reimburse the Mortgagee on demand for the reasonable costs of performing any such obligations and any amounts not paid on demand shall bear interest, payable on demand, for each day until paid at the Post-Default Rate for such day.

     SECTION 5.11. Concerning the Mortgagee. (a) The provisions of Article 7 of the Credit Agreement shall inure to the benefit of the Mortgagee in respect of this Mortgage and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Mortgagee therein set forth:

          (i) The Mortgagee is authorized to take all such action as is provided to be taken by it as Mortgagee hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Mortgaged Property) the Mortgagee shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

          (ii) The Mortgagee shall not be responsible for the existence, genuineness or value of any of the Mortgaged Property or for the validity, perfection, priority or enforceability of the Lien of this Mortgage on any of the Mortgaged Property, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Mortgagee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Mortgage by the Mortgagor.

     (b) At any time or times, in order to comply with any legal requirement in any jurisdiction, the Mortgagee may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Mortgagee, or to act as sepaxate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Mortgagee, include provisions for the protection of such co-agent or separate agent similar to the provisions of this Section 5.11). References to the Mortgagee in Section 5.12 shall be deemed to include any co-agent or separate agent appointed pursuant to this
Section 5.11.

     SECTION 5.12. Expenses. The Mortgagor agrees that it will within fifteen
15) days of demand pay to the Mortgagee (i) the amount of any taxes which the Mortgagee may have been required to pay by reason of the Lien of this Mortgage and has failed to pay or to free any of the Mortgaged Property from any Lien thereon (other than Permitted Liens), (ii) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Mortgagee may incur in connection with preserving the value of the Mortgaged Property and the validity, perfection, rank and value of the Lien of this Mortgage and (iii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Mortgagee mayy incur in connection with the collection, sale or other disposition of any of the Mortgaged Property.

                                  ARTICLE VI
                     SECURITY AGREEMENT AND FIXTURE FILING

     SECTION 6.01. Security Agreement. To the extent that the Mortgaged Property constitutes or includes tangible or intangible personal property, including goods or items of personal property which are or are to become fixtures under applicable law, the Mortgagor hereby grants a security interest therein and this Mortgage shall also be construed as a pledge and a security agreement under the Local UCC; and, upon the occurrence and con6nuance of an Event of Debult, the Mortgagee shall be entitled to exercise with respect to such tangible or intangible personal property all remedies available under the Local UCC and all other remedies available under applicable law. Without limiting the foregoing, any personal property may, at the Mortgagee's option and, except as otherwise required by applicable law, without the giving of notice, (i) be sold hereunder, (ii) be sold pursuant to the Local UCC or (iii) be dealt with by the Mortgagee in any other manner permitted under applicable law. The Mortgagee may require the Mortgagor to assemble the personal property and make it available to the Mortgagee at a place to be designated by the Mortgagee. At any time and from time to time upon the occurrence and continuance of an Event of Default, the Mortgagee shall be the attorney-in-fact of the Mortgagor with respect to any and all matters pertaining to the personal property with full power and authority to give instructions with respect to the collection and remittance of payments, to endorse checks, to enforce the rights and remedies of the Mortgagor and to execute on behalf of the Mortgagor and in Mortgagor's name any instruction, agreement or other writing required therefor. The Mortgagor acknowledges and agrees that a disposition of the personal property in accordance with the Mortgagee's rights and remedies in respect to the Property as heretofore provided is a commercially reasonable disposition thereof Notwithstanding the foregoing, to the extent that the Mortgaged Property includes personal property covered by the Security Agreement the provisions of the Security Agreement shall govern with respect to such personal property.

     SECTION 6.02. Fixture Filing. To the extent that the Mortgaged Property includes goods or items of personal property which are or are to become fixtures under applicable law, and to the extent permitted under appHcable law, the filing of this Mortgage in the real estate records of the county in which the Mortgaged Property is located shall also operate from the time of filing as a fixture filing with respect to such Mortgaged Property, and the following information is applicable for the purpose of such fixture filing, to wit:

     (a) Name and Address of the debtor:

     ---------------------------------
     ---------------------------------
     ---------------------------------

(b) Name and Address of the secured party:

     Morgan Guaranty Trust Company of New York, as Agent
     500 Stanton Christiana Road
     Newark, Delaware 19713

     (c) This document covers goods or items of personal property which are or are to become fixtures upon the Property.

     (d) The name of the record owner of the real estate on which such fixtures are or are to be located is________________________________

     SECTION 6.03. Survival of Security Agreement. Notwithstanding any release of any or all of the property included in the Mortgaged Property which is deemed "real property", or any proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the Secured Obligations.

                                  ARTICLE VII
                                 MISCELLANEOUS

     SECTION 7.01. Revolving Loans. The Secured Obligations secured by this Mortgage include Loans made and LC Reimbursement Obligations relating to Letters of Credit issued or extended under the Credit Agreement which are advanced, paid and readvanced from time to time. Notwithstanding the amount outstanding at any particular time, this Mortgage secures the total amount of Secured Obligations. The unpaid balance of the Loans and the unpaid balance of the LC Reimbursement Obligations may at certain times be, or be reduced to, zero. A zero balance, by itself, does not affect any Lender's or LC Issuing Bank's obligation to issue or extend Letters of Credit or to make payments upon draws under Letters of Credit, or any Lender's obligation to advance Revolving Loans which are obligatory subject to the conditions stated in the Credit Agreement. Each of the security interest of the Mortgagee hereunder and the priority of the Lien of this Mortgage will remain in full force and effect with respect to all of the Secured Obligations notwithstanding such a zero balance of the Loans or the LC Reimbursement Obligations, and the Lien of this Mortgage will not be extinguished until this Mortgage has been terminated pursuant to
Section 7.02(a).

     SECTION 7.02. Release of Mortgaged Property. (a) This Mortgage shall cease, terminate and thereafter be of no further force or effect (except as provided in Section 4.03) upon payment in full of all Secured Obligations, the expiration of all Letters of Credit issued under the Credit Agreement and the termination of all Commitments under the Credit Agreement. At any time and from time to time prior to such termination of this Mortgage, the Mortgagee may release any of the Mortgaged Property with the consent of the Required Lenders, provided that if such release is in connection with the release of all or substantially all of the collateral granted to secure the Secured Obligations, such release shall require the consent of all Lenders. In addition, the Mortgagee shall release any and all Mortgaged Property required in connection with any transaction, or sale, transfer, assignment or other disposition of the Mortgaged Property, consummated by the Mortgagor and not prohibited by any Loan Document, and shall be fully protected in relying on a certificate of an authorized officer of the Mortgagor to such effect.

     (b) Any termination or release under this Section 7.02 shall be at the Mortgagor's request and expense and either in the statutory form or in a form reasonably satisfactory to the Mortgagee.

     SECTION 7.03. Notices. All notices, requests and other communications required or permitted to be given under this Mortgage shall be in writing (including facsimile transmission or similar writing) and shall be given to the Mortgagor or the Mortgagee as specified in Section 10.01 of the Credit Agreement. Except as otherwise provided herein, each notice, request or other communication shall be effective as determined by Section 10.01 of the Credit Agreement.

     SECTION 7.04. Amendments in Writing. No provision of this Mortgage shall be modified, waived or terminated, and no consent to any departure by the Mortgagor from any provision of this Mortgage shall be effective, unless the same shall be by an instrument in writing, signed by the Mortgagor and the Mortgagee in accordance with Section 10.05 of the Credit Agreement. Any such waiver or consent shall be effective only in the specific instance and Ar the specific purpose for which given.

     SECTION 7.05. Severability. All rights, powers and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate applicable law, and all the provisions of this Mortgage are intended to be subject to all mandatory provisions of applicable law and to be limited to the extent necessary so that they will not render this Mortgage illegal, invalid, unenforceable or not entitled to be recorded, registered or filed under applicable law. If any provision of this Mortgage or the application thereof to any Person or circumstance shall, to any extent, be illegal, invalid or unenforceable, or cause this Mortgage not to be entitled to be recorded, registered or filed, the remaining provisions of this Mortgage or the application of such provision to other Persons or circumstances shall not be affected thereby, and each provision of this Mortgage shall be valid and be enforced to the fullest extent permitted under applicable law.

     SECTION 7.06. Binding Effect. (a) The provisions of this Mortgage shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     (b) To the fullest extent permitted under applicable law, the provisions of this Mortgage binding upon the Mortgagor shall be deemed.to be covenants which run with the land.

     (c) Nothing in this Section shall be construed to permit the Mortgagor to Transfer or grant a Lien upon the Mortgaged Property contrary to the provisions of the Credit Agreement.

     SECTION 7.07. GOVERNING LAW. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

     SECTION 7.08. Non-Agricultural Property. The Mortgaged Property is not used for agricultural or farming purposes.

     SECTION 7.09. Statute of Frauds Provision. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     SECTION 7.10. Commercial Purposes. The obligations and indebtedness secured by this Mortgage were incurred primarily for commercial, investment or business purposes and not for personal, family or household purposes.

     SECTION 7.11. Counteparts. This Agreement may be signed in any number of counterparts each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 7.12. Last Dollars Secured. This Mortgage secures only a portion of the Secured Obligations owing or which may become owing by the Mortgagor Notwithstanding anything to the contrary contained in the Loan Documents, the parties agree that any payments or repayments of such Secured Obligations by the Mortgagor shall be deemed to apply first to the portion of the Secured Obligations that is not secured hereby, it being the parties' intent that the portion of the Secured Obligations last remaining unpaid shall be deemed secured hereby.

     SECTION 7.13. Obligations Absolute. The obligations of the Mortgagor hereunder shall remain in ffill force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency4 reorganization, arrangement, readjustment, composition, liquidation or the like of the Mortgagor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Mortgage or any other Financing Document; or (c) any amendment to or modification of any Financing Document or any security for any of the Obligations; whether or not the Mortgagor shall have notice or knowledge of any of the foregoing.

     SECTION 7.14. Further Assurances. The Mortgagor, at its own expense, will execute, acknowledge and deliver all such instruments and take all such action as may be necessary to assure to the Mortgagee the interest in the Mortgaged Roperty herein described and the rights intended to be provided to the Mortgagee herein.

     SECTION 7.15. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Mortgagee shall be in addition to every other right, power and remedy specifically given under this Mortgage or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Mortgagee. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or ornission of the Mortgagee in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any default or Event of Default or an acqLuescence therein. In the event the Mortgagee shall seek to enforce its rights hereunder and shall be entitled to judgmenq then in such suit the Mortgagee may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

     SECTION 7.16. Partial Invalidity If any of the provisions of this Mortgage or the application thereof to any person, party or circumstances shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such provision or provisions to persons, parties or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

     SECTION 7.17. Priority. This Mortgage is intended to and shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the real estate, to the extent of the maximum amount secured hereby.

     SECTION 7.18. Full Recourse. This Mortgage is made with full recourse to the Mortgagor (including as to all assets of the Mortgagor, including the Secured Mortgaged Property) and pursuant to and upon the representations, warranties, covenants and the agreements on the part of the Mortgagor contained herein, in the other Loan Documents and otherwise in writing in connection herewith or therewith.

     SECTION 7.19. Acknowledgment of Receipt. The Mortgagor hereby acknowledges receipt of a true copy of this Mortgage.

     [SECTION 7.20. Open-End Mortgage. This Mortgage is given to secure the Mortgagor's obligations under, or in respect of, the Loan Documents and the Guaranteed Derivatives Agreement to which the Mortgagor is "party" and shall secure not only obligations with respect to presently existing indebtedness under the foregoing documents and agreements but also any and all other indebtedness now owing or which may hereafter be owing by the Mortgagor to the Secured Creditors, however incurred, whether interest, discount or otherwise, and whether the same shall be deferred, accrued or capitalized, including future advances and re-advances, pursuant to the Credit Agreement, whether such advances are obligatory or to be made at the option of the Lenders, or otherwise, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The lien of this Mortgage shall be valid as to all indebtedness secured hereby, including future advances, from the time of its filing for record in the recorder's office of the county in which the Mortgaged Property is located. This Mortgage is intended to and shall be valid and have priority over all subsequent hens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the real estate, to the extent of the maximum amount secured hereby.]

     SECTION 7.21. Leases. Any foreclosure of this Mortgage and any other transfer of all or any part of the Mortgaged Property in extinguishment of all or any part of the Obligations may, at the Mortgagee's option, be subject to any or all leases of all or any part of the Mortgaged Property and the rights of tenants under such leases. No failure to make any such tenant a defendant in any foreclosure proceedings or to foreclose or otherwise terminate any such lease and the rights of any such tenant in connection with any such foreclosure or transfer shall be, or be asserted to be, a defense or hindrance to any such foreclosure or transfer or to any proceedings seeking collection of all or any part of the Obligations (including, without limitation, any deficiency remaining unpaid after completion of any such foreclose or transfer).

     SECTION 7.22. Limitation on Interest. Notwithstanding anything contained in this Mortgage to the contrary, the Mortgagee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest of the indebtedness secured hereby, any amount in excess of the amount perrnitted and calculated at the highest lawful rate, and, in the event the Mortgagee ever receives, collects or applies as interest any amount in excess of the amount permitted and calculated at the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpadd principal balance of the indebtedness secured hereby, and, if the principal balance of the indebtedness secured hereby is paid in full, any remaining excess shall forthwith be paid to the Mortgagor. In determining whether or not the interest paid or payable under any specific contingency exceeds the amount of interest permitted and calculated at the highest lawful rate, the Mortgagor and the Mortgagee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interesst, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the indebtedness and other Obligations secured hereby.

     IN WITNESS WHEREOF, the Mortgagor has executed and delivered this Mortgage as of the day first set forth above.


                                             [MORTGAGOR]
[Seal]
                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

STATE OF   )
           )ss.
COUNTY OF  )

     I certify that I know or have satisfactory evidence tha____________________ the person who appeared before me, and said person acknowledged that he or she signed this instrument, on oath stated that he or she was authorized to execute the instrument and acknowledged it as the ________________________________ of [__________________________________] to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

DATED:                                      ------------------------------------
                                                      [Notary Signature]

                                            ------------------------------------
                                            [Type or Print Name of Notary]


                                            NOTARY PUBLIC for the State of
                                            ___________________, residing
                                            at__________________________________


                                                  My appointment expires:

                                                  ------------------------------

                                   EXHIBIT A

                            DESCRIPTION OF THE LAND

                                   EXHIBIT B

                            Permitted Encumbrances